UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21081

ALLIANCEBERNSTEIN BLENDED STYLE SERIES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2010

Date of reporting period: August 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

August 31, 2010

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 26, 2010

Annual Report

This report provides management’s discussion of fund performance for the AllianceBernstein Retirement Strategies (collectively, the “Strategies”) for the annual reporting period ended August 31, 2010.

The Strategies invest in a combination of Portfolios (the “Underlying Portfolios”) of The AllianceBernstein Pooling Portfolios (the “Trust”) representing a variety of asset classes and investment styles.

Effective April 16, 2010, Inflation-Protected Securities Portfolio, one of the Underlying Portfolios was renamed the Bond Inflation Protection Portfolio. At that time the investment objective and certain investment policies also changed. Please consult the Strategies’ prospectus for additional information regarding this Portfolio.

Also effective April 16, 2010, a new Underlying Portfolio, the Volatility Management (“VM”) Portfolio, was added as an allocation of certain of the Strategies’ investment blends. The VM Portfolio is intended to reduce portfolio volatility in the blended style investment strategies used by the Strategies. The Investment Results and Market Review and Investment Strategy sections below do not address the VM Portfolio in light of the VM Portfolio’s short investment history. Please see the prospectus for more details.

One of the other Underlying Portfolios is the AllianceBernstein Global Real Estate Investment Portfolio (the

“Portfolio”). On September 22, 2010, the Board of Trustees (the “Trustees”) of the Trust approved proposals to rename the Portfolio the “AllianceBernstein Real Asset Portfolio” (the “Real Asset Portfolio”) and to change its investment objective and certain investment policies. The Portfolio’s new investment goals are to maximize real return over inflation. These will be submitted to the Shareholders’ meeting on November 5, 2010.

The Strategies’ allocation of investments is intended to diversify their investments among various asset classes, such as stocks and bonds. The Portfolio was intended to provide additional diversification. AllianceBernstein L.P., the Strategies’ investment adviser (the “Adviser”), recommended the changes to the Portfolio’s investment objective and policies because it concluded that the Real Asset Portfolio’s dynamic allocation among inflation-sensitive asset classes, including real estate securities, would provide better diversification than the Portfolio’s current focus principally on real estate securities.

As approved by the Trustees, the Portfolio’s new non-fundamental investment objective would be changed from “total return from a combination of income and long-term growth of capital” to “to maximize real return over inflation”.

Consistent with the change in its name, the Portfolio’s investment policy of investing at least 80% of its net assets in equity securities of real estate investment trusts and other real estate industry companies, such as real

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	1

estate operating companies, would be eliminated and the Portfolio would instead pursue an aggressive strategy involving a variety of asset classes. The Portfolio’s investment objective, name and policy changes are currently expected to become effective on or about December 31, 2010.

The asset allocation of the Strategies will change slightly for certain of the Strategies that are intended for older investors reflecting their vulnerability to inflation risk. These Strategies are the 2000 through 2035 Retirement Strategies. These changes are reflected in the glidepaths found in the prospectus supplement dated September 23, 2010 and range from 1.5% to 3%. The total asset allocation for the Real Asset Portfolio is for all Strategies 10% or less.

Investment Objective and Strategies

The investment objective of each Strategy is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. Each Strategy will seek to achieve its objective by investing in a combination of portfolios of the Underlying Portfolios representing a variety of asset classes and investment styles. Each Strategy is managed to the specific year of planned retirement included in its name (the “retirement date”). The Strategy’s asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the “target year”) at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. After retirement, the Strategy’s investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income.

After the retirement date of a Strategy, that Strategy’s asset mix seeks to minimize the likelihood that an investor in that Strategy experiences a significant loss of capital at a more advanced age. The asset mix will continue to change with an increasing exposure to investments in fixed-income securities and short-term bonds until the target date. Thereafter, the target asset allocation for that Strategy will generally be fixed. Effective January 1, 2011, the static allocation of a Strategy’s asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 15.5% equities, 12.5% VM Portfolio and 7% Real Asset Portfolio.

The Underlying Portfolios include the VM Portfolio, which is designed to reduce the overall equity market volatility of the Strategy and the effects of adverse equity market conditions on its performance. The VM Portfolio is a component of the Strategy’s equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce (or eliminate) the VM Portfolio’s equity investments and invest in fixed-income securities or other

2	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

The Adviser will allow the relative weightings of a Strategy’s asset classes to vary in response to the markets, but ordinarily only by +/-5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for that Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy’s portfolio due to, among other things, appreciation of one of the asset classes.

Investment Results

The tables on pages 9-31 show each individual Retirement Strategy’s (RS) performance compared to its composite benchmark. Additional performance can be found on pages 34-57. Each Strategy’s composite benchmark is derived by applying the Strategies’ target allocations over time to the results of specific benchmarks as outlined in the “Benchmark Disclosures” section of Historical Performance on pages 7-8. The Multi-Asset Solutions Team (the “Team”) believes that a composite benchmark is a better benchmark for the measurement of the Adviser’s active management performance within the underlying asset classes than a broad-market benchmark. The composite benchmark matches each Strategy’s allocations directly, so that each benchmark reflects its respective Strategy at any point in time, providing a more accurate measure of each Strategy’s active management performance. Performance for each of the Underlying

Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-59.

The Strategies’ Class A shares without sales charges for the 2000, 2005, 2010, 2015 and 2020 vintages had positive absolute returns and outperformed their composite benchmarks for the 12-month period ended August 31, 2010. The 2025, 2030, 2035, 2040, 2045, 2050 and 2055 Strategies’ Class A shares without sales charges, despite having positive absolute returns, lagged their composite benchmarks during the 12-month period ended August 31, 2010.

For the 12-month period ended August 31, 2010, the Small-Mid Cap Value, Small-Mid Cap Growth, Global REIT, Intermediate Duration Bond and High-Yield Underlying Portfolios were top contributors on an absolute basis, while the International Value and US Large Cap Growth Underlying Portfolios had negative absolute returns. Relative performance was driven by a number of underlying components. Overweights in investment grade corporates and commercial mortgage-backed securities (CMBS) drove the premium within the Intermediate Duration Bond and Short Duration Bond Underlying Portfolios, while outperformance in the High-Yield Underlying Portfolio was mostly attributable to an overweight in lower quality bonds. Broad-based strength in stock selection within the International Growth and Small-Mid Cap Value Underlying Portfolios also contributed to positive

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	3

relative returns. Weighing the most on relative returns in the International Value Underlying Portfolio was our underweight and security selection within the consumer staples sector, while the largest detractors in the US Large Cap Growth Underlying Portfolio were holdings in the financials and consumer discretionary sectors.

The Strategies’ Class A shares without sales charges for the 2000 and 2005 vintages outperformed their respective composite benchmarks for the six-month period ended August 31, 2010, while all other vintages were negative on both an absolute and relative basis during this time period.

For the six-month period ended August 31, 2010, the Short Duration Bond, Intermediate Duration Bond, Bond Inflation Protection, High-Yield, Global REIT and Small-Mid Cap Growth Underlying Portfolios were the top performing asset classes in absolute terms. The US and International Equity Underlying Portfolios had negative absolute returns, along with the Small-Mid Cap Value Underlying Portfolio. While relative returns were mixed in equity Underlying Portfolios, the fixed-income Underlying Portfolios outperformed their benchmarks. The Intermediate Duration Bond and Short Duration Bond Underlying Portfolios contributed the most, due to overweights in investment-grade credit and CMBS, while outperformance in the High-Yield Underlying Portfolio is mostly attributable to an overweight in lower quality bonds. Broad-based strength in stock selection within the Small-Mid

Cap Growth Underlying Portfolio also contributed positively to relative returns. Relative underperformance within the equity Underlying Portfolios was primarily driven by the US Value Underlying Portfolio as well as the US Large Cap Growth Underlying Portfolio and International Value Underlying Portfolio, and resulted from the effect of the spike in risk aversion beginning in May 2010.

The Retirement Strategies designed for young savers—RS 2035, 2040, 2045, 2050 and 2055—posted negative returns and underperformed their composite benchmarks during the six-month period ended August 31, 2010. During the 12-month period ended August 31, 2010 these vintages posted positive absolute returns but underperformed their composite benchmarks. The US Large-Cap equities, International equities and Small-Mid Cap Value Underlying Portfolios detracted from the Strategies’ absolute performance and led to underperformance relative to their composite benchmarks over this time period. These Strategies have target allocations of 90% in equities (including Volatility Management, 5% in global REITs and 5% in bonds.

The Strategies created for mid-life savers—RS 2010, 2015, 2020, 2025 and 2030—also posted negative absolute and relative returns, with the exception of the 2010 vintage, which posted positive absolute returns during the six-month period ended August 31, 2010. Their losses during this six-month period were mitigated by the inclusion of bonds, which were positive on an absolute and relative

4	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

basis. During the 12-month period ended August 31, 2010, all vintages for mid-life savers had positive returns and outperformed their composite benchmarks, with the exception of the 2025 and 2030 vintages, which underperformed their benchmarks. The Strategies benefited from an allocation between 5% and 7% to the High-Yield Underlying Portfolio, which outperformed its benchmark. These Strategies currently have target allocations ranging between 58%-85% in equities (including Volatility Management), 10%-35% in bonds and 5%-7% in global REITs. As a hedge against inflation, the RS 2010, 2015 and 2020 vintages also include Bond Inflation Protection Portfolio.

The vintages intended for early retirees—RS 2000 and 2005—have larger target allocations in bonds (between 45% and 55%), and target allocations in equities (including Volatility Management) and global REITs comprise between 45% and 55% of these Strategies’ holdings. These two Strategies also outperformed their composite benchmarks and posted positive returns for the six-month and 12-month periods ended August 31, 2010. The strategies benefited from strong absolute and relative returns from the fixed-income Underlying Portfolios.

Market Review and Investment Strategy

Following a spectacular yearlong market rally in 2009, volatility returned to global financial markets in May 2010. Investors grew increasingly concerned about unsustainable levels of government debt in Greece and other peripheral euro-area countries. Markets whipsawed as investors reacted to these concerns and a host of other new uncertainties, from the oil spill in the Gulf of Mexico to rising tensions between North and South Korea. As volatility rose, stocks fell in both developed and emerging markets and credit spreads widened. But while risk aversion increased, it remains far below levels seen during the recent financial crisis.

Despite these concerns, the global economic backdrop has improved, and the Strategies continue to be diversified across a broad set of return opportunities. The growth components are focused on finding firms with sound growth characteristics while the value components currently have significant exposure to many attractively valued, cyclically-sensitive companies. The Strategies continue to feature a balanced blend of growth and value investment styles along with their fixed income allocations, and will continue to adhere to their strategic style allocation targets through a disciplined rebalancing process.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	5

INTENTIONALLY LEFT BLANK

6	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance for all of the Strategies may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting our website at www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Strategies have been deducted. Strategy returns are at net asset value (NAV), without the imposition of sales charges that would apply if shares were purchased outside of a group retirement plan. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the 4.25% maximum front-end sales charge for Class A shares. Performance assumes reinvestment of distributions and does not account for taxes. For shareholders who have purchased their shares through certain group retirement plans, which are eligible to purchase Class A, Class B, Class C, Advisor Class, Class R, Class K or Class I shares at NAV without the imposition of an initial sales charge, the following fees and charges apply: Class A shares carry no front-end sales charge or CDSC, but are subject to a 0.30% Rule 12b-1 distribution fee and Class A shares may be subject to a 1% redemption fee if a non-AllianceBernstein sponsored group retirement plan terminates a Strategy as an investment option within one year of initiation; Class R shares carry no front-end sales charges or CDSC but are subject to a 0.50% Rule 12b-1 distribution fee; Class K shares carry no front-end sales charge or CDSC but are subject to a 0.25% Rule 12b-1 distribution fee; Class I shares carry no front-end sales charges or CDSC.

Benchmark Disclosures

The benchmark for a Strategy is a customized benchmark that has the same target asset allocation as the Strategy and uses index returns to represent performance of the asset classes. The benchmark returns were calculated by weighting the monthly index returns of each asset class by the Strategy’s monthly target allocation for each asset class. Target allocations adjust quarterly in accordance with the Strategy’s standard glide path. The S&P 500 Index was used to represent the allocation to US Large Cap Stocks, Russell 2500 Value to represent the allocation to US Small/Mid Cap Value Stocks, Russell 2500 Growth to represent the allocation to US Small/Mid Cap Growth Stocks, MSCI EAFE to represent International Stocks, FTSE EPRA/NAREIT to represent Global REITs, Barclays Capital US Intermediate Credit to represent Intermediate-Term Bonds, Barclays Capital High Yield (2% Constrained) to represent High Yield Bonds, Barclays Capital TIPS to represent Bond Inflation Protection, and Merrill 1-3 Year Treasury to represent Short-Term Bonds.

None of the indices reflects fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged Standard & Poor’s (S&P®) 500 Stock Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The unmanaged Russell 3000® Index represents the performance of the largest 3000 US companies as a representation of

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

the broad market. The unmanaged MSCI EAFE Index (Europe, Australasia, Far East) (free float-adjusted market capitalization weighted) represents the equity market performance of developed markets, excluding the US & Canada. It reflects the reinvestment of dividends. The Financial Times Stock Exchange® (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trusts (NAREIT) Global Real Estate (RE) Index (market-value-weighted index based upon the last closing price of the month) represents the performance of tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The unmanaged Barclays Capital US Aggregate Index represents the performance of securities within the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgaged-backed securities.

The Merrill Lynch® 1-3 Year US Treasury Index represents the performance of US dollar denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of 1-3 years. The Barclays Capital 1-10 Yr TIPS Index represents the performance of Inflation-Protection securities issued by the US Treasury. The Barclays Capital High Yield 2% Issuer Constrained Index is the 2% Issuer Cap component of the US Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Strategies.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI.

A Word About Risk

The market values of the Underlying Portfolio’s holdings rise and fall from day to day, so investments may lose value. As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline. Allocating to different types of assets may have a large impact on returns if one of these asset classes significantly underperforms the others. Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange risk may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

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THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein 2000 Retirement Strategy
Class A	1.54%	8.07%

Class B*	1.24%	7.30%

Class C	1.14%	7.30%

Advisor Class**	1.74%	8.43%

Class R**	1.46%	7.81%

Class K**	1.57%	8.06%

Class I**	1.78%	8.48%

Composite Benchmark†	1.42%	6.77%

S&P 500 Stock Index	-4.04%	4.91%

Barclays Capital US Aggregate Index	5.81%	9.18%

*Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†For a description of the composite benchmark, please see pages 7-8.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	9

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2000 Retirement Strategy Class A shares (from 9/1/05 to 8/31/10) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the Barclays Capital US Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

* Inception date.

** For a description of the composite benchmark, please see pages 7-8.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein 2005 Retirement Strategy
Class A	0.97%	8.16%

Class B*	0.65%	7.43%

Class C	0.54%	7.32%

Advisor Class**	1.07%	8.41%

Class R**	0.87%	7.87%

Class K**	0.97%	8.20%

Class I**	1.19%	8.50%

Composite Benchmark†	0.88%	7.04%

S&P 500 Stock Index	-4.04%	4.91%

Barclays Capital US Aggregate Index	5.81%	9.18%

*Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†For a description of the composite benchmark, please see pages 7-8.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	11

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2005 Retirement Strategy Class A shares (from 9/1/05 to 8/31/10) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the Barclays Capital US Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

* Inception date.

** For a description of the composite benchmark, please see pages 7-8.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein 2010 Retirement Strategy
Class A	0.11%	7.73%

Class B*	-0.22%	7.13%

Class C	-0.33%	7.02%

Advisor Class**	0.22%	8.11%

Class R**	0.00%	7.57%

Class K**	0.11%	7.77%

Class I**	0.33%	8.20%

Composite Benchmark†	0.33%	7.18%

S&P 500 Stock Index	-4.04%	4.91%

Barclays Capital US Aggregate Index	5.81%	9.18%

*Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†For a description of the composite benchmark, please see pages 7-8.

See Historical Performance and Benchmark disclosures on pages 7-8.

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ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	13

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2010 Retirement Strategy Class A shares (from 9/1/05 to 8/31/10) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the Barclays Capital US Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

* Inception date.

** For a description of the composite benchmark, please see pages 7-8.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein 2015 Retirement Strategy
Class A	-0.66%	7.16%

Class B*	-1.10%	6.42%

Class C	-0.99%	6.42%

Advisor Class**	-0.44%	7.53%

Class R**	-0.77%	6.94%

Class K**	-0.65%	7.27%

Class I**	-0.54%	7.47%

Composite Benchmark†	-0.23%	6.78%

S&P 500 Stock Index	-4.04%	4.91%

Barclays Capital US Aggregate Index	5.81%	9.18%

*Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†For a description of the composite benchmark, please see pages 7-8.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	15

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2015 Retirement Strategy Class A shares (from 9/1/05 to 8/31/10) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the Barclays Capital US Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

* Inception date.

** For a description of the composite benchmark, please see pages 7-8.

See Historical Performance and Benchmark disclosures on pages 7-8.

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16	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein 2020 Retirement Strategy
Class A	-1.34%	6.66%

Class B*	-1.69%	5.85%

Class C	-1.69%	5.84%

Advisor Class**	-1.22%	6.91%

Class R**	-1.46%	6.35%

Class K**	-1.34%	6.68%

Class I**	-1.22%	6.85%

Composite Benchmark†	-0.80%	6.32%

S&P 500 Stock Index	-4.04%	4.91%

Barclays Capital US Aggregate Index	5.81%	9.18%

*Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†For a description of the composite benchmark, please see pages 7-8.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	17

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2020 Retirement Strategy Class A shares (from 9/1/05 to 8/31/10) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the Barclays Capital US Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

* Inception date.

** For a description of the composite benchmark, please see pages 7-8.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein 2025 Retirement Strategy
Class A	-2.34%	5.69%

Class B*	-2.70%	4.86%

Class C	-2.69%	4.85%

Advisor Class**	-2.21%	6.05%

Class R**	-2.45%	5.41%

Class K**	-2.33%	5.72%

Class I**	-2.11%	5.98%

Composite Benchmark†	-1.39%	5.85%

S&P 500 Stock Index	-4.04%	4.91%

Barclays Capital US Aggregate Index	5.81%	9.18%

*Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†For a description of the composite benchmark, please see pages 7-8.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	19

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2025 Retirement Strategy Class A shares (from 9/1/05 to 8/31/10) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the Barclays Capital US Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

* Inception date.

** For a description of the composite benchmark, please see pages 7-8.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein 2030 Retirement Strategy
Class A	-3.37%	4.42%

Class B*	-3.75%	3.65%

Class C	-3.75%	3.65%

Advisor Class**	-3.25%	4.68%

Class R**	-3.49%	4.23%

Class K**	-3.37%	4.51%

Class I**	-3.26%	4.78%

Composite Benchmark†	-2.01%	5.12%

S&P 500 Stock Index	-4.04%	4.91%

Barclays Capital US Aggregate Index	5.81%	9.18%

*Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†For a description of the composite benchmark, please see pages 7-8.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	21

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2030 Retirement Strategy Class A shares (from 9/1/05 to 8/31/10) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the Barclays Capital US Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

* Inception date.

** For a description of the composite benchmark, please see pages 7-8.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

22	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein 2035 Retirement Strategy
Class A	-4.19%	3.14%

Class B*	-4.56%	2.33%

Class C	-4.45%	2.45%

Advisor Class**	-3.95%	3.50%

Class R**	-4.21%	2.98%

Class K**	-4.19%	3.07%

Class I**	-3.96%	3.48%

Composite Benchmark†	-2.55%	4.24%

S&P 500 Stock Index	-4.04%	4.91%

Barclays Capital US Aggregate Index	5.81%	9.18%

*Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†For a description of the composite benchmark, please see pages 7-8.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	23

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2035 Retirement Strategy Class A shares (from 9/1/05 to 8/31/10) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the Barclays Capital US Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

* Inception date.

** For a description of the composite benchmark, please see pages 7-8.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

24	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein 2040 Retirement Strategy
Class A	-4.54%	2.71%

Class B*	-4.91%	2.04%

Class C	-4.91%	1.92%

Advisor Class**	-4.41%	3.09%

Class R**	-4.68%	2.48%

Class K**	-4.55%	2.74%

Class I**	-4.43%	2.99%

Composite Benchmark†	-2.57%	4.21%

S&P 500 Stock Index	-4.04%	4.91%

Barclays Capital US Aggregate Index	5.81%	9.18%

*Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†For a description of the composite benchmark, please see pages 7-8.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	25

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2040 Retirement Strategy Class A shares (from 9/1/05 to 8/31/10) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the Barclays Capital US Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

* Inception date.

** For a description of the composite benchmark, please see pages 7-8.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

26	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein 2045 Retirement Strategy
Class A	-4.96%	2.34%

Class B*	-5.25%	1.58%

Class C	-5.14%	1.70%

Advisor Class**	-4.83%	2.58%

Class R**	-5.11%	2.11%

Class K**	-4.87%	2.35%

Class I**	-4.75%	2.64%

Composite Benchmark†	-2.56%	4.22%

S&P 500 Stock Index	-4.04%	4.91%

Barclays Capital US Aggregate Index	5.81%	9.18%

*Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†For a description of the composite benchmark, please see pages 7-8.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	27

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2045 Retirement Strategy Class A shares (from 9/1/05 to 8/31/10) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the Barclays Capital US Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

* Inception date.

** For a description of the composite benchmark, please see pages 7-8.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

28	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein 2050 Retirement Strategy
Class A	-5.05%	2.29%

Class B*	-5.35%	1.66%

Class C	-5.34%	1.80%

Advisor Class**	-4.89%	2.66%

Class R**	-5.07%	2.16%

Class K**	-5.05%	2.33%

Class I**	-4.78%	2.84%

Composite Benchmark†	-2.56%	4.22%

S&P 500 Stock Index	-4.04%	4.91%

Barclays Capital US Aggregate Index	5.81%	9.18%

*Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†For a description of the composite benchmark, please see pages 7-8.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	29

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 6/29/07* TO 8/31/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2000 Retirement Strategy Class A shares (from 6/29/07 to 8/31/10) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the Barclays Capital US Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

* Inception date.

** For a description of the composite benchmark, please see pages 7-8.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

30	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein 2055 Retirement Strategy
Class A	-4.88%	2.19%

Class B*	-5.23%	1.48%

Class C	-5.24%	1.48%

Advisor Class**	-4.74%	2.43%

Class R**	-4.89%	1.97%

Class K**	-4.85%	2.22%

Class I**	-4.72%	2.44%

Composite Benchmark†	-2.56%	4.22%

S&P 500 Stock Index	-4.04%	4.91%

Barclays Capital US Aggregate Index	5.81%	9.18%

*Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†For a description of the composite benchmark, please see pages 7-8.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	31

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 6/29/07* TO 8/31/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2055 Retirement Strategy Class A shares (from 6/29/07 to 8/31/10) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the Barclays Capital US Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

* Inception date.

** For a description of the composite benchmark, please see pages 7-8.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

32	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

EACH UNDERLYING PORTFOLIO*† VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein US Value Portfolio	-6.61%	1.64%

Russell 1000 Value Index	-3.28%	4.96%

AllianceBernstein US Large Cap Growth Portfolio	-9.54%	-2.23%

Russell 1000 Growth Index	-4.65%	6.14%

AllianceBernstein Global Real Estate Investment Portfolio	6.74%	14.68%

FTSE/EPRA NAREIT Global Index	7.48%	15.12%

AllianceBernstein International Value Portfolio	-6.11%	-5.15%

MSCI EAFE Index	-3.04%	-2.34%

AllianceBernstein International Growth Portfolio	-2.24%	4.20%

MSCI EAFE Index	-3.04%	-2.34%

MSCI EAFE Growth Index	-1.75%	2.08%

AllianceBernstein Small-Mid Cap Value Portfolio	-4.66%	13.56%

Russell 2500 Value Index	-2.22%	9.82%

AllianceBernstein Small-Mid Cap Growth Portfolio	3.05%	16.13%

Russell 2500 Growth Index	-2.65%	10.34%

AllianceBernstein Short Duration Bond Portfolio	2.31%	6.26%

ML 1-3 Year Treasury Index	1.37%	2.61%

AllianceBernstein Intermediate Duration Bond Portfolio	6.81%	12.84%

Barclays Capital US Aggregate Index	5.81%	9.18%

AllianceBernstein Bond Inflation Protection Portfolio	3.88%	9.31%

Barclays Capital 1-10 Year TIPS Index	3.21%	8.12%

AllianceBernstein High-Yield Portfolio	7.06%	27.01%

Barclays Capital US High Yield 2% Issuer Cap	6.62%	21.40%

*Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment to the general public.

†The Underlying Portfolios do not contain sales charges or management fees.

See Historical Performance and Benchmark disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	33

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	8.07%	3.43%
Since Inception*	2.57%	1.69%

Class B Shares
1 Year	7.30%	3.30%
Since Inception*	1.84%	1.84%

Class C Shares
1 Year	7.30%	6.30%
Since Inception*	1.84%	1.84%

Advisor Class Shares†
1 Year	8.43%	8.43%
Since Inception*	2.86%	2.86%

Class R Shares†
1 Year	7.81%	7.81%
Since Inception*	2.34%	2.34%

Class K Shares†
1 Year	8.06%	8.06%
Since Inception*	2.61%	2.61%

Class I Shares†
1 Year	8.48%	8.48%
Since Inception*	2.88%	2.88%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 2.68%, 3.47%, 3.40%, 2.36%, 2.73%, 2.46% and 2.10% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.86%, 1.56%, 1.56%, 0.56%, 1.06%, 0.81% and 0.56% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

34	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
SEC Returns

Class A Shares
1 Year	4.39%
5 Years	2.42%
Since Inception*	2.52%

Class B Shares
1 Year	4.28%
5 Years	2.59%
Since Inception*	2.65%

Class C Shares
1 Year	7.28%
5 Years	2.59%
Since Inception*	2.65%

Advisor Class Shares†
1 Year	9.28%
5 Years	3.61%
Since Inception*	3.67%

Class R Shares†
1 Year	8.90%
5 Years	3.10%
Since Inception*	3.17%

Class K Shares†
1 Year	9.06%
5 Years	3.36%
Since Inception*	3.43%

Class I Shares†
1 Year	9.36%
5 Years	3.63%
Since Inception*	3.69%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	35

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	8.16%	3.59%
Since Inception*	1.98%	1.10%

Class B Shares
1 Year	7.43%	3.43%
Since Inception*	1.28%	1.28%

Class C Shares
1 Year	7.32%	6.32%
Since Inception*	1.24%	1.24%

Advisor Class Shares†
1 Year	8.41%	8.41%
Since Inception*	2.26%	2.26%

Class R Shares†
1 Year	7.87%	7.87%
Since Inception*	1.75%	1.75%

Class K Shares†
1 Year	8.20%	8.20%
Since Inception*	2.03%	2.03%

Class I Shares†
1 Year	8.50%	8.50%
Since Inception*	2.29%	2.29%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.83%, 2.56%, 2.55%, 1.55%, 2.10%, 1.80% and 1.46% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.92%, 1.62%, 1.62%, 0.62%, 1.12%, 0.87% and 0.62% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

36	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
SEC Returns

Class A Shares
1 Year	4.80%
5 Years	1.98%
Since Inception*	2.12%

Class B Shares
1 Year	4.74%
5 Years	2.18%
Since Inception*	2.29%

Class C Shares
1 Year	7.64%
5 Years	2.14%
Since Inception*	2.25%

Advisor Class Shares†
1 Year	9.84%
5 Years	3.18%
Since Inception*	3.29%

Class R Shares†
1 Year	9.20%
5 Years	2.64%
Since Inception*	2.76%

Class K Shares†
1 Year	9.52%
5 Years	2.93%
Since Inception*	3.05%

Class I Shares†
1 Year	9.82%
5 Years	3.19%
Since Inception*	3.30%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	37

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	7.73%	3.21%
Since Inception*	1.45%	0.58%

Class B Shares
1 Year	7.13%	3.13%
Since Inception*	0.76%	0.76%

Class C Shares
1 Year	7.02%	6.02%
Since Inception*	0.74%	0.74%

Advisor Class Shares†
1 Year	8.11%	8.11%
Since Inception*	1.75%	1.75%

Class R Shares†
1 Year	7.57%	7.57%
Since Inception*	1.25%	1.25%

Class K Shares†
1 Year	7.77%	7.77%
Since Inception*	1.50%	1.50%

Class I Shares†
1 Year	8.20%	8.20%
Since Inception*	1.77%	1.77%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.29%, 2.02%, 2.01%, 0.99%, 1.56%, 1.24% and 0.90% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.94%, 1.64%, 1.64%, 0.64%, 1.14%, 0.89% and 0.64% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

38	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
SEC Returns

Class A Shares
1 Year	4.99%
5 Years	1.71%
Since Inception*	1.80%

Class B Shares
1 Year	4.91%
5 Years	1.91%
Since Inception*	1.96%

Class C Shares
1 Year	7.80%
5 Years	1.89%
Since Inception*	1.94%

Advisor Class Shares†
1 Year	9.99%
5 Years	2.91%
Since Inception*	2.97%

Class R Shares†
1 Year	9.46%
5 Years	2.40%
Since Inception*	2.46%

Class K Shares†
1 Year	9.77%
5 Years	2.67%
Since Inception*	2.73%

Class I Shares†
1 Year	9.96%
5 Years	2.91%
Since Inception*	2.97%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	39

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	7.16%	2.65%
Since Inception*	0.93%	0.07%

Class B Shares
1 Year	6.42%	2.42%
Since Inception*	0.23%	0.23%

Class C Shares
1 Year	6.42%	5.42%
Since Inception*	0.23%	0.23%

Advisor Class Shares†
1 Year	7.53%	7.53%
Since Inception*	1.24%	1.24%

Class R Shares†
1 Year	6.94%	6.94%
Since Inception*	0.72%	0.72%

Class K Shares†
1 Year	7.27%	7.27%
Since Inception*	0.98%	0.98%

Class I Shares†
1 Year	7.47%	7.47%
Since Inception*	1.24%	1.24%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.22%, 1.96%, 1.96%, 0.92%, 1.53%, 1.23% and 0.87% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.98%, 1.68%, 1.68%, 0.68%, 1.18%, 0.93% and 0.68% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

40	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
SEC Returns

Class A Shares
1 Year	4.88%
5 Years	1.19%
Since Inception*	1.41%

Class B Shares
1 Year	4.67%
5 Years	1.37%
Since Inception*	1.57%

Class C Shares
1 Year	7.67%
5 Years	1.37%
Since Inception*	1.57%

Advisor Class Shares†
1 Year	9.74%
5 Years	2.38%
Since Inception*	2.58%

Class R Shares†
1 Year	9.29%
5 Years	1.86%
Since Inception*	2.07%

Class K Shares†
1 Year	9.49%
5 Years	2.11%
Since Inception*	2.32%

Class I Shares†
1 Year	9.80%
5 Years	2.39%
Since Inception*	2.60%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	41

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	6.66%	2.17%
Since Inception*	0.29%	-0.57%

Class B Shares
1 Year	5.85%	1.85%
Since Inception*	-0.42%	-0.42%

Class C Shares
1 Year	5.84%	4.84%
Since Inception*	-0.40%	-0.40%

Advisor Class Shares†
1 Year	6.91%	6.91%
Since Inception*	0.60%	0.60%

Class R Shares†
1 Year	6.35%	6.35%
Since Inception*	0.09%	0.09%

Class K Shares†
1 Year	6.68%	6.68%
Since Inception*	0.34%	0.34%

Class I Shares†
1 Year	6.85%	6.85%
Since Inception*	0.57%	0.57%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.22%, 1.96%, 1.95%, 0.92%, 1.52%, 1.20% and 0.88% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.02%, 1.72%, 1.72%, 0.72%, 1.22%, 0.97% and 0.72% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

42	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
SEC Returns

Class A Shares
1 Year	4.58%
5 Years	0.57%
Since Inception*	0.88%

Class B Shares
1 Year	4.40%
5 Years	0.74%
Since Inception*	1.02%

Class C Shares
1 Year	7.39%
5 Years	0.76%
Since Inception*	1.04%

Advisor Class Shares†
1 Year	9.54%
5 Years	1.77%
Since Inception*	2.06%

Class R Shares†
1 Year	9.01%
5 Years	1.27%
Since Inception*	1.55%

Class K Shares†
1 Year	9.32%
5 Years	1.51%
Since Inception*	1.81%

Class I Shares†
1 Year	9.60%
5 Years	1.77%
Since Inception*	2.06%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	43

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2010
	NAV Returns	SEC Returns
Class A Shares
1 Year	5.69%	1.14%
Since Inception*	0.14%	-0.72%

Class B Shares
1 Year	4.86%	0.86%
Since Inception*	-0.60%	-0.60%

Class C Shares
1 Year	4.85%	3.85%
Since Inception*	-0.58%	-0.58%

Advisor Class Shares†
1 Year	6.05%	6.05%
Since Inception*	0.42%	0.42%

Class R Shares†
1 Year	5.41%	5.41%
Since Inception*	-0.08%	-0.08%

Class K Shares†
1 Year	5.72%	5.72%
Since Inception*	0.16%	0.16%

Class I Shares†
1 Year	5.98%	5.98%
Since Inception*	0.44%	0.44%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.33%, 2.09%, 2.07%, 1.03%, 1.59%, 1.28% and 0.96% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.04%, 1.74%, 1.74%, 0.74%, 1.24%, 0.99% and 0.74% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

44	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
SEC Returns

Class A Shares
1 Year	4.34%
5 Years	0.50%
Since Inception*	0.88%

Class B Shares
1 Year	4.01%
5 Years	0.62%
Since Inception*	1.01%

Class C Shares
1 Year	7.12%
5 Years	0.64%
Since Inception*	1.03%

Advisor Class Shares†
1 Year	9.15%
5 Years	1.63%
Since Inception*	2.02%

Class R Shares†
1 Year	8.65%
5 Years	1.16%
Since Inception*	1.53%

Class K Shares†
1 Year	8.83%
5 Years	1.39%
Since Inception*	1.76%

Class I Shares†
1 Year	9.09%
5 Years	1.64%
Since Inception*	2.04%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	45

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	4.42%	-0.01%
Since Inception*	-0.63%	-1.48%

Class B Shares
1 Year	3.65%	-0.35%
Since Inception*	-1.36%	-1.36%

Class C Shares
1 Year	3.65%	2.65%
Since Inception*	-1.36%	-1.36%

Advisor Class Shares†
1 Year	4.68%	4.68%
Since Inception*	-0.35%	-0.35%

Class R Shares†
1 Year	4.23%	4.23%
Since Inception*	-0.80%	-0.80%

Class K Shares†
1 Year	4.51%	4.51%
Since Inception*	-0.59%	-0.59%

Class I Shares†
1 Year	4.78%	4.78%
Since Inception*	-0.36%	-0.36%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.37%, 2.13%, 2.11%, 1.07%, 1.62%, 1.31% and 0.98% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01%, and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

46	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
SEC Returns

Class A Shares
1 Year	3.49%
5 Years	-0.14%
Since Inception*	0.22%

Class B Shares
1 Year	3.24%
5 Years	-0.03%
Since Inception*	0.32%

Class C Shares
1 Year	6.24%
5 Years	-0.03%
Since Inception*	0.32%

Advisor Class Shares†
1 Year	8.45%
5 Years	1.03%
Since Inception*	1.37%

Class R Shares†
1 Year	7.78%
5 Years	0.54%
Since Inception*	0.88%

Class K Shares†
1 Year	8.18%
5 Years	0.77%
Since Inception*	1.11%

Class I Shares†
1 Year	8.32%
5 Years	1.00%
Since Inception*	1.34%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	47

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	3.14%	-1.25%
Since Inception*	-1.07%	-1.92%

Class B Shares
1 Year	2.33%	-1.67%
Since Inception*	-1.79%	-1.79%

Class C Shares
1 Year	2.45%	1.45%
Since Inception*	-1.77%	-1.77%

Advisor Class Shares†
1 Year	3.50%	3.50%
Since Inception*	-0.79%	-0.79%

Class R Shares†
1 Year	2.98%	2.98%
Since Inception*	-1.30%	-1.30%

Class K Shares†
1 Year	3.07%	3.07%
Since Inception*	-1.04%	-1.04%

Class I Shares†
1 Year	3.48%	3.48%
Since Inception*	-0.78%	-0.78%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.47%, 2.23%, 2.21%, 1.17%, 1.69%, 1.39% and 1.06% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

48	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
SEC Returns

Class A Shares
1 Year	2.64
5 Years	-0.47
Since Inception*	-0.15

Class B Shares
1 Year	2.55
5 Years	-0.32
Since Inception*	0.00

Class C Shares
1 Year	5.55
5 Years	-0.32
Since Inception*	0.00

Advisor Class Shares†
1 Year	7.68
5 Years	0.69
Since Inception*	0.99

Class R Shares†
1 Year	7.07
5 Years	0.17
Since Inception*	0.48

Class K Shares†
1 Year	7.39
5 Years	0.45
Since Inception*	0.75

Class I Shares†
1 Year	7.67
5 Years	0.70
Since Inception*	1.00

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	49

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	2.71%	-1.69%
Since Inception*	-0.91%	-1.76%

Class B Shares
1 Year	2.04%	-1.96%
Since Inception*	-1.60%	-1.60%

Class C Shares
1 Year	1.92%	0.92%
Since Inception*	-1.60%	-1.60%

Advisor Class Shares†
1 Year	3.09%	3.09%
Since Inception*	-0.62%	-0.62%

Class R Shares†
1 Year	2.48%	2.48%
Since Inception*	-1.11%	-1.11%

Class K Shares†
1 Year	2.74%	2.74%
Since Inception*	-0.85%	-0.85%

Class I Shares†
1 Year	2.99%	2.99%
Since Inception*	-0.62%	-0.62%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.55%, 2.31%, 2.32%, 1.25%, 1.74%, 1.43% and 1.11% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios as 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

50	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
SEC Returns

Class A Shares
1 Year	2.57%
5 Years	-0.27%
Since Inception*	0.07%

Class B Shares
1 Year	2.30%
5 Years	-0.11%
Since Inception*	0.21%

Class C Shares
1 Year	5.42%
5 Years	-0.09%
Since Inception*	0.23%

Advisor Class Shares†
1 Year	7.42%
5 Years	0.88%
Since Inception*	1.20%

Class R Shares†
1 Year	6.96%
5 Years	0.42%
Since Inception*	0.73%

Class K Shares†
1 Year	7.10%
5 Years	0.65%
Since Inception*	0.98%

Class I Shares†
Year	7.46%
5 Years	0.90%
Since Inception*	1.22%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	51

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	2.34%	-1.99%
Since Inception*	-1.13%	-1.98%

Class B Shares
1 Year	1.58%	-2.42%
Since Inception*	-1.82%	-1.82%

Class C Shares
1 Year	1.70%	0.70%
Since Inception*	-1.82%	-1.82%

Advisor Class Shares†
1 Year	2.58%	2.58%
Since Inception*	-0.85%	-0.85%

Class R Shares†
1 Year	2.11%	2.11%
Since Inception*	-1.35%	-1.35%

Class K Shares†
1 Year	2.35%	2.35%
Since Inception*	-1.08%	-1.08%

Class I Shares†
1 Year	2.64%	2.64%
Since Inception*	-0.85%	-0.85%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.80%, 2.62%, 2.57%, 1.50%, 1.94%, 1.64% and 1.31% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

52	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
SEC Returns

Class A Shares
1 Year	2.29%
5 Years	-0.46%
Since Inception*	-0.13%

Class B Shares
1 Year	1.97%
5 Years	-0.32%
Since Inception*	0.00%

Class C Shares
1 Year	5.09%
5 Years	-0.32%
Since Inception*	0.00%

Advisor Class Shares†
1 Year	7.15%
5 Years	0.70%
Since Inception*	1.00%

Class R Shares†
1 Year	6.62%
5 Years	0.20%
Since Inception*	0.51%

Class K Shares†
1 Year	6.85%
5 Years	0.46%
Since Inception*	0.77%

Class I Shares†
1 Year	7.14%
5 Years	0.69%
Since Inception*	1.00%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	53

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	2.29%	-2.01%
Since Inception*	-8.61%	-9.84%

Class B Shares
1 Year	1.66%	-2.34%
Since Inception*	-9.23%	-9.51%

Class C Shares
1 Year	1.80%	0.80%
Since Inception*	-9.19%	-9.19%

Advisor Class Shares†
1 Year	2.66%	2.66%
Since Inception*	-8.34%	-8.34%

Class R Shares†
1 Year	2.16%	2.16%
Since Inception*	-8.80%	-8.80%

Class K Shares†
1 Year	2.33%	2.33%
Since Inception*	-8.53%	-8.53%

Class I Shares†
1 Year	2.84%	2.84%
Since Inception*	-8.30%	-8.30%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 7.15%, 8.68%, 8.09%, 6.79%, 6.42%, 6.18% and 6.06% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 6/29/07 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

54	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
SEC Returns

Class A Shares
1 Year	2.30%
Since Inception*	-6.97%

Class B Shares
1 Year	1.97%
Since Inception*	-6.69%

Class C Shares
1 Year	5.25%
Since Inception*	-6.34%

Advisor Class Shares†
1 Year	7.21%
Since Inception*	-5.44%

Class R Shares†
1 Year	6.76%
Since Inception*	-5.91%

Class K Shares†
1 Year	6.93%
Since Inception*	-5.65%

Class I Shares†
1 Year	7.15%
Since Inception*	-5.47%

*	Inception Date: 6/29/07 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	55

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	2.19%	-2.09%
Since Inception*	-9.20%	-10.43%

Class B Shares
1 Year	1.48%	-2.52%
Since Inception*	-9.84%	-10.11%

Class C Shares
1 Year	1.48%	0.48%
Since Inception*	-9.88%	-9.88%

Advisor Class Shares†
1 Year	2.43%	2.43%
Since Inception*	-8.98%	-8.98%

Class R Shares†
1 Year	1.97%	1.97%
Since Inception*	-9.40%	-9.40%

Class K Shares†
1 Year	2.22%	2.22%
Since Inception*	-9.14%	-9.14%

Class I Shares†
1 Year	2.44%	2.44%
Since Inception*	-8.92%	-8.92%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 23.07%, 24.69%, 24.83%, 22.49%, 20.54%, 19.88% and 19.89% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 6/29/07 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

56	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
SEC Returns

Class A Shares
1 Year	2.28%
Since Inception*	-7.55%

Class B Shares
1 Year	2.04%
Since Inception*	-7.26%

Class C Shares
1 Year	5.05%
Since Inception*	-7.02%

Advisor Class Shares†
1 Year	7.18%
Since Inception*	-6.07%

Class R Shares†
1 Year	6.51%
Since Inception*	-6.56%

Class K Shares†
1 Year	6.73%
Since Inception*	-6.27%

Class I Shares†
1 Year	7.10%
Since Inception*	-6.02%

*	Inception Date: 6/29/07 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	57

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTOFLIOS^~ AS OF AUGUST 31, 2010
NAV/SEC Returns†

AllianceBernstein US Value Portfolio
1 Year	1.64%
5 Years	-3.43%
Since Inception*	-2.60%

AllianceBernstein US Large Cap Growth Portfolio
1 Year	-2.23%
5 Years	-1.82%
Since Inception*	-0.39%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	14.68%
5 Years	2.16%
Since Inception*	3.50%

AllianceBernstein International Value Portfolio
1 Year	-5.15%
5 Years	-1.06%
Since Inception*	0.75%

AllianceBernstein International Growth Portfolio
1 Year	4.20%
5 Years	-0.56%
Since Inception*	0.56%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	13.56%
5 Years	2.04%
Since Inception*	3.19%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	16.13%
5 Years	4.06%
Since Inception*	5.72%

AllianceBernstein Short Duration Bond Portfolio
1 Year	6.26%
5 Years	3.35%
Since Inception*	3.33%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	12.84%
5 Years	6.48%
Since Inception*	6.51%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	9.31%
5 Years	5.38%
Since Inception*	5.26%

AllianceBernstein High-Yield Portfolio
1 Year	27.01%
5 Years	7.92%
Since Inception*	8.36%

*	Inception date: 5/20/05 for all Portfolios.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there may be sales charges in connection with purchases of other AllianceBernstein funds which invest in these Underlying Portfolios.

^	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. The Underlying Portfolios are not currently offered for direct investment from the general public.

The Underlying Portfolios do not bear sales charges or management fees.

See Historical Performance disclosures on pages 7-8.

(Historical Performance continued on next page)

58	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^~ AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
NAV/SEC Returns†

AllianceBernstein US Value Portfolio
1 Year	5.52%
5 Years	-2.10%
Since Inception*	-1.15%

AllianceBernstein US Large Cap Growth Portfolio
1 Year	2.89%
5 Years	-0.48%
Since Inception*	1.48%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	19.22%
5 Years	3.80%
Since Inception*	5.21%

AllianceBernstein International Value Portfolio
1 Year	-0.50%
5 Years	0.19%
Since Inception*	2.67%

AllianceBernstein International Growth Portfolio
1 Year	7.32%
5 Years	0.50%
Since Inception*	2.38%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	18.16%
5 Years	4.64%
Since Inception*	5.33%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	27.09%
5 Years	6.71%
Since Inception*	8.60%

AllianceBernstein Short Duration Bond Portfolio
1 Year	5.89%
5 Years	3.45%
Since Inception*	3.35%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	11.31%
5 Years	6.76%
Since Inception*	6.51%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	8.96%
5 Years	5.65%
Since Inception*	5.47%

AllianceBernstein High-Yield Portfolio
1 Year	20.71%
5 Years	8.81%
Since Inception*	8.86%

*	Inception date: 5/20/05 for all Portfolios.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

^	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

~	The Underlying Portfolios do not contain sales charges or management fees.

See Historical Performance disclosures on pages 7-8.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	59

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

60	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

2000 Retirement Strategy

	Beginning Account Value March 1, 2010	Ending Account Value August 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,015.38	$4.17	0.82%
Hypothetical**	$1,000	$1,021.07	$4.18	0.82%
Class B
Actual	$1,000	$1,012.44	$7.71	1.52%
Hypothetical**	$1,000	$1,017.54	$7.73	1.52%
Class C
Actual	$1,000	$1,011.40	$7.71	1.52%
Hypothetical**	$1,000	$1,017.54	$7.73	1.52%
Advisor Class
Actual	$1,000	$1,017.38	$2.64	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%
Class R
Actual	$1,000	$1,014.55	$5.18	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class K
Actual	$1,000	$1,015.73	$3.91	0.77%
Hypothetical**	$1,000	$1,021.32	$3.92	0.77%
Class I
Actual	$1,000	$1,017.79	$2.64	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%

2005 Retirement Strategy

	Beginning Account Value March 1, 2010	Ending Account Value August 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,009.70	$4.46	0.88%
Hypothetical**	$1,000	$1,020.77	$4.48	0.88%
Class B
Actual	$1,000	$1,006.49	$7.99	1.58%
Hypothetical**	$1,000	$1,017.24	$8.03	1.58%
Class C
Actual	$1,000	$1,005.41	$7.99	1.58%
Hypothetical**	$1,000	$1,017.24	$8.03	1.58%
Advisor Class
Actual	$1,000	$1,010.73	$2.94	0.58%
Hypothetical**	$1,000	$1,022.28	$2.96	0.58%
Class R
Actual	$1,000	$1,008.66	$5.47	1.08%
Hypothetical**	$1,000	$1,019.76	$5.50	1.08%
Class K
Actual	$1,000	$1,009.71	$4.20	0.83%
Hypothetical**	$1,000	$1,021.02	$4.23	0.83%
Class I
Actual	$1,000	$1,011.86	$2.94	0.58%
Hypothetical**	$1,000	$1,022.28	$2.96	0.58%

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	61

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

2010 Retirement Strategy

	Beginning Account Value March 1, 2010	Ending Account Value August 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,001.10	$4.59	0.91%
Hypothetical**	$1,000	$1,020.62	$4.63	0.91%
Class B
Actual	$1,000	$997.80	$8.11	1.61%
Hypothetical**	$1,000	$1,017.09	$8.19	1.61%
Class C
Actual	$1,000	$996.70	$8.10	1.61%
Hypothetical**	$1,000	$1,017.09	$8.19	1.61%
Advisor Class
Actual	$1,000	$1,002.18	$3.08	0.61%
Hypothetical**	$1,000	$1,022.13	$3.11	0.61%
Class R
Actual	$1,000	$1,000.00	$5.60	1.11%
Hypothetical**	$1,000	$1,019.61	$5.65	1.11%
Class K
Actual	$1,000	$1,001.09	$4.34	0.86%
Hypothetical**	$1,000	$1,020.87	$4.38	0.86%
Class I
Actual	$1,000	$1,003.26	$3.08	0.61%
Hypothetical**	$1,000	$1,022.13	$3.11	0.61%

2015 Retirement Strategy

	Beginning Account Value March 1, 2010	Ending Account Value August 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$993.45	$4.77	0.95%
Hypothetical**	$1,000	$1,020.42	$4.84	0.95%
Class B
Actual	$1,000	$989.01	$8.27	1.65%
Hypothetical**	$1,000	$1,016.89	$8.39	1.65%
Class C
Actual	$1,000	$990.10	$8.28	1.65%
Hypothetical**	$1,000	$1,016.89	$8.39	1.65%
Advisor Class
Actual	$1,000	$995.65	$3.27	0.65%
Hypothetical**	$1,000	$1,021.93	$3.31	0.65%
Class R
Actual	$1,000	$992.33	$5.78	1.15%
Hypothetical**	$1,000	$1,019.41	$5.85	1.15%
Class K
Actual	$1,000	$993.46	$4.52	0.90%
Hypothetical**	$1,000	$1,020.67	$4.58	0.90%
Class I
Actual	$1,000	$994.56	$3.27	0.65%
Hypothetical**	$1,000	$1,021.93	$3.31	0.65%

62	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

2020 Retirement Strategy

	Beginning Account Value March 1, 2010	Ending Account Value August 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$986.58	$4.96	0.99%
Hypothetical**	$1,000	$1,020.21	$5.04	0.99%
Class B
Actual	$1,000	$983.09	$8.45	1.69%
Hypothetical**	$1,000	$1,016.69	$8.59	1.69%
Class C
Actual	$1,000	$983.11	$8.45	1.69%
Hypothetical**	$1,000	$1,016.69	$8.59	1.69%
Advisor Class
Actual	$1,000	$987.77	$3.46	0.69%
Hypothetical**	$1,000	$1,021.73	$3.52	0.69%
Class R
Actual	$1,000	$985.43	$5.96	1.19%
Hypothetical**	$1,000	$1,019.21	$6.06	1.19%
Class K
Actual	$1,000	$986.62	$4.71	0.94%
Hypothetical**	$1,000	$1,020.47	$4.79	0.94%
Class I
Actual	$1,000	$987.75	$3.46	0.69%
Hypothetical**	$1,000	$1,021.73	$3.52	0.69%

2025 Retirement Strategy

	Beginning Account Value March 1, 2010	Ending Account Value August 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$976.64	$5.03	1.01%
Hypothetical**	$1,000	$1,020.11	$5.14	1.01%
Class B
Actual	$1,000	$973.04	$8.50	1.71%
Hypothetical**	$1,000	$1,016.59	$8.69	1.71%
Class C
Actual	$1,000	$973.06	$8.50	1.71%
Hypothetical**	$1,000	$1,016.59	$8.69	1.71%
Advisor Class
Actual	$1,000	$977.85	$3.54	0.71%
Hypothetical**	$1,000	$1,021.63	$3.62	0.71%
Class R
Actual	$1,000	$975.50	$6.03	1.21%
Hypothetical**	$1,000	$1,019.11	$6.16	1.21%
Class K
Actual	$1,000	$976.69	$4.78	0.96%
Hypothetical**	$1,000	$1,020.37	$4.89	0.96%
Class I
Actual	$1,000	$978.94	$3.54	0.71%
Hypothetical**	$1,000	$1,021.63	$3.62	0.71%

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	63

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

2030 Retirement Strategy

	Beginning Account Value March 1, 2010	Ending Account Value August 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$966.25	$5.10	1.03%
Hypothetical**	$1,000	$1,020.01	$5.24	1.03%
Class B
Actual	$1,000	$962.50	$8.56	1.73%
Hypothetical**	$1,000	$1,016.48	$8.79	1.73%
Class C
Actual	$1,000	$962.50	$8.56	1.73%
Hypothetical**	$1,000	$1,016.48	$8.79	1.73%
Advisor Class
Actual	$1,000	$967.52	$3.62	0.73%
Hypothetical**	$1,000	$1,021.53	$3.72	0.73%
Class R
Actual	$1,000	$965.09	$6.09	1.23%
Hypothetical**	$1,000	$1,019.00	$6.26	1.23%
Class K
Actual	$1,000	$966.30	$4.86	0.98%
Hypothetical**	$1,000	$1,020.27	$4.99	0.98%
Class I
Actual	$1,000	$967.45	$3.62	0.73%
Hypothetical**	$1,000	$1,021.53	$3.72	0.73%

2035 Retirement Strategy

	Beginning Account Value March 1, 2010	Ending Account Value August 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$958.14	$5.13	1.04%
Hypothetical**	$1,000	$1,019.96	$5.30	1.04%
Class B
Actual	$1,000	$954.39	$8.57	1.74%
Hypothetical**	$1,000	$1,016.43	$8.84	1.74%
Class C
Actual	$1,000	$955.53	$8.58	1.74%
Hypothetical**	$1,000	$1,016.43	$8.84	1.74%
Advisor Class
Actual	$1,000	$960.54	$3.66	0.74%
Hypothetical**	$1,000	$1,021.48	$3.77	0.74%
Class R
Actual	$1,000	$957.86	$6.12	1.24%
Hypothetical**	$1,000	$1,018.95	$6.31	1.24%
Class K
Actual	$1,000	$958.14	$4.89	0.99%
Hypothetical**	$1,000	$1,020.21	$5.04	0.99%
Class I
Actual	$1,000	$960.45	$3.66	0.74%
Hypothetical**	$1,000	$1,021.48	$3.77	0.74%

64	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

2040 Retirement Strategy

	Beginning Account Value March 1, 2010	Ending Account Value August 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$954.60	$5.12	1.04%
Hypothetical**	$1,000	$1,019.96	$5.30	1.04%
Class B
Actual	$1,000	$950.89	$8.56	1.74%
Hypothetical**	$1,000	$1,016.43	$8.84	1.74%
Class C
Actual	$1,000	$950.89	$8.56	1.74%
Hypothetical**	$1,000	$1,016.43	$8.84	1.74%
Advisor Class
Actual	$1,000	$955.95	$3.65	0.74%
Hypothetical**	$1,000	$1,021.48	$3.77	0.74%
Class R
Actual	$1,000	$953.23	$6.10	1.24%
Hypothetical**	$1,000	$1,018.95	$6.31	1.24%
Class K
Actual	$1,000	$954.50	$4.88	0.99%
Hypothetical**	$1,000	$1,020.21	$5.04	0.99%
Class I
Actual	$1,000	$955.70	$3.65	0.74%
Hypothetical**	$1,000	$1,021.48	$3.77	0.74%

2045 Retirement Strategy

	Beginning Account Value March 1, 2010	Ending Account Value August 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$950.40	$5.11	1.04%
Hypothetical**	$1,000	$1,019.96	$5.30	1.04%
Class B
Actual	$1,000	$947.55	$8.54	1.74%
Hypothetical**	$1,000	$1,016.43	$8.84	1.74%
Class C
Actual	$1,000	$948.63	$8.55	1.74%
Hypothetical**	$1,000	$1,016.43	$8.84	1.74%
Advisor Class
Actual	$1,000	$951.74	$3.64	0.74%
Hypothetical**	$1,000	$1,021.48	$3.77	0.74%
Class R
Actual	$1,000	$948.86	$6.09	1.24%
Hypothetical**	$1,000	$1,018.95	$6.31	1.24%
Class K
Actual	$1,000	$951.30	$4.87	0.99%
Hypothetical**	$1,000	$1,020.21	$5.04	0.99%
Class I
Actual	$1,000	$952.49	$3.64	0.74%
Hypothetical**	$1,000	$1,021.48	$3.77	0.74%

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	65

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

2050 Retirement Strategy

	Beginning Account Value March 1, 2010	Ending Account Value August 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$949.53	$5.11	1.04%
Hypothetical**	$1,000	$1,019.96	$5.30	1.04%
Class B
Actual	$1,000	$946.53	$8.54	1.74%
Hypothetical**	$1,000	$1,016.43	$8.84	1.74%
Class C
Actual	$1,000	$946.59	$8.54	1.74%
Hypothetical**	$1,000	$1,016.43	$8.84	1.74%
Advisor Class
Actual	$1,000	$951.06	$3.64	0.74%
Hypothetical**	$1,000	$1,021.48	$3.77	0.74%
Class R
Actual	$1,000	$949.33	$6.09	1.24%
Hypothetical**	$1,000	$1,018.95	$6.31	1.24%
Class K
Actual	$1,000	$949.47	$4.86	0.99%
Hypothetical**	$1,000	$1,020.21	$5.04	0.99%
Class I
Actual	$1,000	$952.19	$3.64	0.74%
Hypothetical**	$1,000	$1,021.48	$3.77	0.74%

2055 Retirement Strategy

	Beginning Account Value March 1, 2010	Ending Account Value August 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$951.15	$5.11	1.04%
Hypothetical**	$1,000	$1,019.96	$5.30	1.04%
Class B
Actual	$1,000	$947.66	$8.54	1.74%
Hypothetical**	$1,000	$1,016.43	$8.84	1.74%
Class C
Actual	$1,000	$947.59	$8.54	1.74%
Hypothetical**	$1,000	$1,016.43	$8.84	1.74%
Advisor Class
Actual	$1,000	$952.64	$3.64	0.74%
Hypothetical**	$1,000	$1,021.48	$3.77	0.74%
Class R
Actual	$1,000	$951.12	$6.10	1.24%
Hypothetical**	$1,000	$1,018.95	$6.31	1.24%
Class K
Actual	$1,000	$951.45	$4.87	0.99%
Hypothetical**	$1,000	$1,020.21	$5.04	0.99%
Class I
Actual	$1,000	$952.84	$3.64	0.74%
Hypothetical**	$1,000	$1,021.48	$3.77	0.74%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein.

**	Assumes 5% return before expenses.

66	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Fund Expenses

2000 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $29,403

*	All data are as of August 31, 2010. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the Strategy’s total exposure to subprime investments was 0.63%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 268-417. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-59.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	67

Portfolio Summary

2005 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $38,274

*	All data are as of August 31, 2010. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the Strategy’s total exposure to subprime investments was 0.41%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 268-417. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-59.

68	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2010 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $160,904

*	All data are as of August 31, 2010. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the Strategy’s total exposure to subprime investments was 0.19%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 268-417. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-59.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	69

Portfolio Summary

2015 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $290,503

*	All data are as of August 31, 2010. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the Strategy’s total exposure to subprime investments was 0.16%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 268-417. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-59.

70	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2020 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $373,940

*	All data are as of August 31, 2010. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the Strategy’s total exposure to subprime investments was 0.14%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 268-417. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-59.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	71

Portfolio Summary

2025 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $307,666

*	All data are as of August 31, 2010. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the Strategy’s total exposure to subprime investments was 0.11%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 268-417. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-59.

72	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2030 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $270,616

*	All data are as of August 31, 2010. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the Strategy’s total exposure to subprime investments was 0.08%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 268-417. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-59.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	73

Portfolio Summary

2035 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $181,023

*	All data are as of August 31, 2010. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the Strategy’s total exposure to subprime investments was 0.05%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 268-417. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-59.

74	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2040 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $157,594

*	All data are as of August 31, 2010. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the Strategy’s total exposure to subprime investments was 0.05%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 268-417. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-59.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	75

Portfolio Summary

2045 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $102,470

*	All data are as of August 31, 2010. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the Strategy’s total exposure to subprime investments was 0.05%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 268-417. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-59.

76	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2050 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $17,658

*	All data are as of August 31, 2010. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the Strategy’s total exposure to subprime investments was 0.05%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 268-417. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-59.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	77

Portfolio Summary

2055 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $3,912

*	All data are as of August 31, 2010. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the Strategy’s total exposure to subprime investments was 0.05%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 268-417. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-59.

78	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2000 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.7%
The AllianceBernstein Pooling Portfolios - Fixed Income – 73.5%
Bond Inflation Protection Portfolio	415,350	$4,444,245
High-Yield Portfolio	67,288	662,789
Intermediate Duration Bond Portfolio	544,118	5,865,593
Short Duration Bond Portfolio	586,137	5,603,466
Volatility Management Portfolio(a)	539,718	5,024,779

		21,600,872

The AllianceBernstein Pooling Portfolios - Equity – 27.2%
Global Real Estate Investment Portfolio	243,112	2,083,467
International Growth Portfolio	106,150	868,305
International Value Portfolio	125,112	867,027
Small-Mid Cap Growth Portfolio	30,019	353,316
Small-Mid Cap Value Portfolio	38,957	353,731
U.S. Large Cap Growth Portfolio	194,439	1,738,288
U.S. Value Portfolio	242,225	1,739,177

		8,003,311

Total Investments – 100.7% (cost $27,453,634)		29,604,183
Other assets less liabilities – (0.7)%		(200,839)

Net Assets – 100.0%		$29,403,344

(a)	Non-income producing security.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the Strategy’s total exposure to subprime investments was 0.63% of net assets. These investments are valued in accordance with the Underlying Portfolio’s Valuation Policies.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	79

2000 Retirement Strategy—Portfolio of Investments

2005 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.6%
The AllianceBernstein Pooling Portfolios - Fixed Income – 66.4%
Bond Inflation Protection Portfolio	544,141	$5,822,313
High-Yield Portfolio	186,553	1,837,548
Intermediate Duration Bond Portfolio	588,351	6,342,422
Short Duration Bond Portfolio	401,441	3,837,773
Volatility Management Portfolio(a)	813,046	7,569,454

		25,409,510

The AllianceBernstein Pooling Portfolios - Equity – 34.2%
Global Real Estate Investment Portfolio	313,844	2,689,643
International Growth Portfolio	194,413	1,590,303
International Value Portfolio	228,042	1,580,331
Small-Mid Cap Growth Portfolio	54,697	643,783
Small-Mid Cap Value Portfolio	71,034	644,987
U.S. Large Cap Growth Portfolio	333,242	2,979,185
U.S. Value Portfolio	415,353	2,982,232

		13,110,464

Total Investments – 100.6% (cost $35,613,760)		38,519,974
Other assets less liabilities – (0.6)%		(246,395)

Net Assets – 100.0%		$38,273,579

(a)	Non-income producing security.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the Strategy’s total exposure to subprime investments was 0.40% of net assets. These investments are valued in accordance with the Underlying Portfolio’s Valuation Policies.

See notes to financial statements.

80	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2005 Retirement Strategy—Portfolio of Investments

2010 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.1%
The AllianceBernstein Pooling Portfolios -Fixed Income – 56.5%
Bond Inflation Protection Portfolio	2,157,740	$23,087,823
High-Yield Portfolio	1,133,598	11,165,936
Intermediate Duration Bond Portfolio	2,160,744	23,292,818
Short Duration Bond Portfolio	140,164	1,339,965
Volatility Management Portfolio(a)	3,444,753	32,070,654

		90,957,196

The AllianceBernstein Pooling Portfolios - Equity – 43.6%
Global Real Estate Investment Portfolio	1,326,044	11,364,195
International Growth Portfolio	1,103,988	9,030,620
International Value Portfolio	1,273,329	8,824,168
Small-Mid Cap Growth Portfolio	325,661	3,833,038
Small-Mid Cap Value Portfolio	412,507	3,745,561
U.S. Large Cap Growth Portfolio	1,864,493	16,668,571
U.S. Value Portfolio	2,326,104	16,701,427

		70,167,580

Total Investments – 100.1% (cost $157,589,039)		161,124,776
Other assets less liabilities – (0.1)%		(220,590)

Net Assets – 100.0%		$160,904,186

(a)	Non-income producing security.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the Strategy’s total exposure to subprime investments was 0.17% of net assets. These investments are valued in accordance with the Underlying Portfolio’s Valuation Policies.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	81

2010 Retirement Strategy—Portfolio of Investments

2015 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.3%
The AllianceBernstein Pooling Portfolios - Equity – 50.9%
Global Real Estate Investment Portfolio	2,415,785	$20,703,274
International Growth Portfolio	2,383,638	19,498,156
International Value Portfolio	2,744,597	19,020,056
Small-Mid Cap Growth Portfolio	837,372	9,855,874
Small-Mid Cap Value Portfolio	1,056,258	9,590,819
U.S. Large Cap Growth Portfolio	3,865,544	34,557,965
U.S. Value Portfolio	4,818,708	34,598,325

		147,824,469

The AllianceBernstein Pooling Portfolios - Fixed Income – 49.4%
Bond Inflation Protection Portfolio	2,636,016	28,205,369
High-Yield Portfolio	2,116,610	20,848,605
Intermediate Duration Bond Portfolio	3,346,205	36,072,096
Volatility Management Portfolio(a)	6,265,305	58,329,989

		143,456,059

Total Investments – 100.3% (cost $292,581,662)		291,280,528
Other assets less liabilities – (0.3)%		(777,997)

Net Assets – 100.0%		$290,502,531

(a)	Non-income producing security.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the Strategy’s total exposure to subprime investments was 0.16% of net assets. These investments are valued in accordance with the Underlying Portfolio’s Valuation Policies.

See notes to financial statements.

82	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2015 Retirement Strategy—Portfolio of Investments

2020 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.2%
The AllianceBernstein Pooling Portfolios - Equity – 57.9%
Global Real Estate Investment Portfolio	3,124,798	$26,779,521
International Growth Portfolio	3,531,610	28,888,569
International Value Portfolio	4,046,387	28,041,464
Small-Mid Cap Growth Portfolio	1,316,473	15,494,885
Small-Mid Cap Value Portfolio	1,667,702	15,142,737
U.S. Large Cap Growth Portfolio	5,702,800	50,983,030
U.S. Value Portfolio	7,106,471	51,024,458

		216,354,664

The AllianceBernstein Pooling Portfolios - Fixed Income – 42.3%
Bond Inflation Protection Portfolio	1,634,550	17,489,687
High-Yield Portfolio	2,728,450	26,875,232
Intermediate Duration Bond Portfolio	3,612,431	38,942,014
Volatility Management Portfolio(a)	8,039,584	74,848,525

		158,155,458

Total Investments – 100.2% (cost $388,096,181)		374,510,122
Other assets less liabilities – (0.2)%		(570,441)

Net Assets – 100.0%		$373,939,681

(a)	Non-income producing security.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the Strategy’s total exposure to subprime investments was 0.14% of net assets. These investments are valued in accordance with the Underlying Portfolio’s Valuation Policies.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	83

2020 Retirement Strategy—Portfolio of Investments

2025 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.2%
The AllianceBernstein Pooling Portfolios - Equity – 67.4%
Global Real Estate Investment Portfolio	2,603,023	$22,307,907
International Growth Portfolio	3,482,106	28,483,624
International Value Portfolio	4,011,363	27,798,745
Small-Mid Cap Growth Portfolio	1,275,880	15,017,107
Small-Mid Cap Value Portfolio	1,610,620	14,624,429
U.S. Large Cap Growth Portfolio	5,538,799	49,516,866
U.S. Value Portfolio	6,907,920	49,598,868

		207,347,546

The AllianceBernstein Pooling Portfolios - Fixed Income – 32.8%
Bond Inflation Protection Portfolio	98,793	1,057,082
High-Yield Portfolio	2,249,240	22,155,014
Intermediate Duration Bond Portfolio	2,147,009	23,144,760
Volatility Management Portfolio(a)	5,876,670	54,711,796

		101,068,652

Total Investments – 100.2% (cost $327,546,884)		308,416,198
Other assets less liabilities – (0.2)%		(749,728)

Net Assets – 100.0%		$307,666,470

(a)	Non-income producing security.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the Strategy’s total exposure to subprime investments was 0.08% of net assets. These investments are valued in accordance with the Underlying Portfolio’s Valuation Policies.

See notes to financial statements.

84	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2025 Retirement Strategy—Portfolio of Investments

2030 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.2%
The AllianceBernstein Pooling Portfolios - Equity – 76.7%
Global Real Estate Investment Portfolio	1,656,978	$14,200,302
International Growth Portfolio	3,603,877	29,479,712
International Value Portfolio	4,232,155	29,328,836
Small-Mid Cap Growth Portfolio	1,355,080	15,949,288
Small-Mid Cap Value Portfolio	1,745,221	15,846,607
U.S. Large Cap Growth Portfolio	5,749,086	51,396,824
U.S. Value Portfolio	7,173,224	51,503,751

		207,705,320

The AllianceBernstein Pooling Portfolios - Fixed Income – 23.5%
High-Yield Portfolio	1,431,650	14,101,747
Intermediate Duration Bond Portfolio	1,311,954	14,142,866
Volatility Management Portfolio(a)	3,794,533	35,327,105

		63,571,718

Total Investments – 100.2% (cost $290,495,034)		271,277,038
Other assets less liabilities – (0.2)%		(660,628)

Net Assets – 100.0%		$270,616,410

(a)	Non-income producing security.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the Strategy’s total exposure to subprime investments was 0.06% of net assets. These investments are valued in accordance with the Underlying Portfolio’s Valuation Policies.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	85

2030 Retirement Strategy—Portfolio of Investments

2035 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.6%
The AllianceBernstein Pooling Portfolios - Equity – 84.5%
Global Real Estate Investment Portfolio	1,096,397	$9,396,119
International Growth Portfolio	2,686,587	21,976,283
International Value Portfolio	3,107,859	21,537,460
Small-Mid Cap Growth Portfolio	1,035,615	12,189,193
Small-Mid Cap Value Portfolio	1,318,903	11,975,639
U.S. Large Cap Growth Portfolio	4,247,029	37,968,443
U.S. Value Portfolio	5,297,394	38,035,287

		153,078,424

The AllianceBernstein Pooling Portfolios - Fixed Income – 16.1%
High-Yield Portfolio	88,004	866,844
Intermediate Duration Bond Portfolio	868,134	9,358,482
Volatility Management Portfolio(a)	2,026,186	18,863,795

		29,089,121

Total Investments – 100.6% (cost $198,105,284)		182,167,545
Other assets less liabilities – (0.6)%		(1,144,886)

Net Assets – 100.0%		$181,022,659

(a)	Non-income producing security.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the Strategy’s total exposure to subprime investments was 0.04% of net assets. These investments are valued in accordance with the Underlying Portfolio’s Valuation Policies.

See notes to financial statements.

86	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2035 Retirement Strategy—Portfolio of Investments

2040 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 101.6%
The AllianceBernstein Pooling Portfolios - Equity – 90.8%
Global Real Estate Investment Portfolio	963,638	$8,258,382
International Growth Portfolio	2,514,654	20,569,869
International Value Portfolio	2,912,010	20,180,231
Small-Mid Cap Growth Portfolio	948,148	11,159,701
Small-Mid Cap Value Portfolio	1,215,242	11,034,394
U.S. Large Cap Growth Portfolio	4,015,928	35,902,398
U.S. Value Portfolio	5,007,002	35,950,274

		143,055,249

The AllianceBernstein Pooling Portfolios - Fixed Income – 10.8%
Intermediate Duration Bond Portfolio	763,002	8,225,160
Volatility Management Portfolio(a)	951,407	8,857,601

		17,082,761

Total Investments – 101.6% (cost $172,227,705)		160,138,010
Other assets less liabilities – (1.6)%		(2,543,919)

Net Assets – 100.0%		$157,594,091

(a)	Non-income producing security.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the Strategy’s total exposure to subprime investments was 0.04% of net assets. These investments are valued in accordance with the Underlying Portfolio’s Valuation Policies.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	87

2040 Retirement Strategy—Portfolio of Investments

2045 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.3%
The AllianceBernstein Pooling Portfolios - Equity – 94.5%
Global Real Estate Investment Portfolio	619,828	$5,311,926
International Growth Portfolio	1,720,170	14,070,991
International Value Portfolio	1,975,458	13,689,924
Small-Mid Cap Growth Portfolio	648,585	7,633,844
Small-Mid Cap Value Portfolio	827,808	7,516,490
U.S. Large Cap Growth Portfolio	2,718,224	24,300,923
U.S. Value Portfolio	3,389,238	24,334,731

		96,858,829

The AllianceBernstein Pooling Portfolios - Fixed Income – 5.8%
Intermediate Duration Bond Portfolio	498,943	5,378,608
Volatility Management Portfolio(a)	52,931	492,788

		5,871,396

Total Investments – 100.3% (cost $110,248,643)		102,730,225
Other assets less liabilities – (0.3)%		(260,312)

Net Assets – 100.0%		$102,469,913

(a)	Non-income producing security.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the Strategy’s total exposure to subprime investments was 0.04% of net assets. These investments are valued in accordance with the Underlying Portfolio’s Valuation Policies.

See notes to financial statements.

88	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2045 Retirement Strategy—Portfolio of Investments

2050 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.1%
The AllianceBernstein Pooling Portfolios - Equity – 94.9%
Global Real Estate Investment Portfolio	104,210	$893,081
International Growth Portfolio	292,855	2,395,554
International Value Portfolio	343,499	2,380,446
Small-Mid Cap Growth Portfolio	111,756	1,315,369
Small-Mid Cap Value Portfolio	144,360	1,310,793
U.S. Large Cap Growth Portfolio	472,417	4,223,409
U.S. Value Portfolio	589,558	4,233,026

		16,751,678

The AllianceBernstein Pooling Portfolios - Fixed Income – 5.2%
Intermediate Duration Bond Portfolio	85,576	922,507

Total Investments – 100.1% (cost $16,054,517)		17,674,185
Other assets less liabilities – (0.1)%		(16,042)

Net Assets – 100.0%		$17,658,143

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the Strategy’s total exposure to subprime investments was 0.04% of net assets. These investments are valued in accordance with the Underlying Portfolio’s Valuation Policies.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	89

2050 Retirement Strategy—Portfolio of Investments

2055 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 101.3%
The AllianceBernstein Pooling Portfolios - Equity – 96.2%
Global Real Estate Investment Portfolio	23,522	$201,588
International Growth Portfolio	65,578	536,430
International Value Portfolio	77,153	534,669
Small-Mid Cap Growth Portfolio	25,153	296,058
Small-Mid Cap Value Portfolio	32,621	296,196
U.S. Large Cap Growth Portfolio	106,034	947,941
U.S. Value Portfolio	132,541	951,643

		3,764,525

The AllianceBernstein Pooling Portfolios - Fixed Income – 5.1%
Intermediate Duration Bond Portfolio	18,555	200,018

Total Investments – 101.3% (cost $3,872,571)		3,964,543
Other assets less liabilities – (1.3)%		(52,566)

Net Assets – 100.0%		$3,911,977

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the Strategy’s total exposure to subprime investments was 0.04% of net assets. These investments are valued in accordance with the Underlying Portfolio’s Valuation Policies.

See notes to financial statements.

90	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2055 Retirement Strategy—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2010

2000 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $27,453,634)	$29,604,183
Receivable for capital stock sold	50,114
Receivable for investments sold	45,939
Receivable due from Adviser	10,439

Total assets	29,710,675

Liabilities
Payable for capital stock redeemed	218,256
Audit fee payable	29,259
Legal fee payable	18,341
Distribution fee payable	6,948
Transfer Agent fee payable	2,927
Accrued expenses	31,600

Total liabilities	307,331

Net Assets	$29,403,344

Composition of Net Assets
Capital stock, at par	$3,015
Additional paid-in capital	31,292,443
Undistributed net investment income	268,844
Accumulated net realized loss on investment transactions	(4,311,507)
Net unrealized appreciation on investments	2,150,549

$29,403,344

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$6,422,142	648,940	$9.90	*

B	$168,572	17,273	$9.76

C	$823,181	84,314	$9.76

Advisor	$742,325	74,619	$9.95

R	$2,600,001	266,284	$9.76

K	$17,245,418	1,779,142	$9.69

I	$1,401,705	144,105	$9.73

*	The maximum offering price per share for Class A shares was $10.34 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	91

Statement of Assets & Liabilities

2005 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $35,613,760)	$38,519,974
Receivable for investments sold	30,781
Receivable for capital stock sold	19,567
Receivable due from Adviser	8,674

Total assets	38,578,996

Liabilities
Payable for capital stock redeemed	212,581
Audit fee payable	29,259
Legal fee payable	17,798
Distribution fee payable	9,883
Transfer Agent fee payable	2,830
Accrued expenses	33,066

Total liabilities	305,417

Net Assets	$38,273,579

Composition of Net Assets
Capital stock, at par	$4,087
Additional paid-in capital	47,144,496
Undistributed net investment income	223,555
Accumulated net realized loss on investment transactions	(12,004,773)
Net unrealized appreciation on investments	2,906,214

$38,273,579

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$22,042,615	2,351,966	$9.37	*

B	$409,958	44,084	$9.30

C	$350,503	37,761	$9.28

Advisor	$697,380	73,995	$9.42

R	$3,113,362	334,045	$9.32

K	$11,258,902	1,202,867	$9.36

I	$400,859	42,695	$9.39

*	The maximum offering price per share for Class A shares was $9.79 which reflects a sales charge of 4.25%.

See notes to financial statements.

92	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Assets & Liabilities

2010 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $157,589,039)	$161,124,776
Receivable for capital stock sold	535,638

Total assets	161,660,414

Liabilities
Payable for capital stock redeemed	423,708
Payable for investments purchased	136,592
Distribution fee payable	36,679
Advisory fee payable	17,676
Administrative fee payable	17,491
Transfer Agent fee payable	9,809
Accrued expenses	114,273

Total liabilities	756,228

Net Assets	$160,904,186

Composition of Net Assets
Capital stock, at par	$17,538
Additional paid-in capital	199,131,099
Undistributed net investment income	1,125,949
Accumulated net realized loss on investment transactions	(42,906,137)
Net unrealized appreciation on investments	3,535,737

$160,904,186

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$56,195,971	6,132,497	$9.16	*

B	$685,253	75,486	$9.08

C	$2,015,944	222,194	$9.07

Advisor	$13,460,975	1,460,804	$9.21

R	$15,196,615	1,662,637	$9.14

K	$66,383,050	7,228,000	$9.18

I	$6,966,378	756,591	$9.21

*	The maximum offering price per share for Class A shares was $9.57 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	93

Statement of Assets & Liabilities

2015 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $292,581,662)	$291,280,528
Receivable for capital stock sold	934,346
Receivable for investments sold	94,941

Total assets	292,309,815

Liabilities
Payable for capital stock redeemed	1,512,060
Distribution fee payable	66,812
Advisory fee payable	55,956
Transfer Agent fee payable	18,407
Administrative fee payable	17,491
Accrued expenses	136,558

Total liabilities	1,807,284

Net Assets	$290,502,531

Composition of Net Assets
Capital stock, at par	$31,914
Additional paid-in capital	349,871,994
Undistributed net investment income	1,928,399
Accumulated net realized loss on investment transactions	(60,028,642)
Net unrealized depreciation on investments	(1,301,134)

$290,502,531

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$90,837,148	9,996,792	$9.09	*

B	$2,150,772	238,852	$9.00

C	$3,257,496	361,784	$9.00

Advisor	$13,781,142	1,506,303	$9.15

R	$37,765,446	4,167,753	$9.06

K	$110,449,904	12,113,187	$9.12

I	$32,260,623	3,529,295	$9.14

*	The maximum offering price per share for Class A shares was $9.49 which reflects a sales charge of 4.25%.

See notes to financial statements.

94	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Assets & Liabilities

2020 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value: (cost $388,096,181)	$374,510,122
Receivable for capital stock sold	922,752
Receivable for investments sold	136,195

Total assets	375,569,069

Liabilities
Payable for capital stock redeemed	1,236,428
Advisory fee payable	93,705
Distribution fee payable	89,881
Transfer Agent fee payable	21,170
Administrative fee payable	17,491
Accrued expenses	170,713

Total liabilities	1,629,388

Net Assets	$373,939,681

Composition of Net Assets
Capital stock, at par	$42,342
Additional paid-in capital	455,772,701
Undistributed net investment income	2,311,523
Accumulated net realized loss on investment transactions	(70,600,826)
Net unrealized depreciation on investments	(13,586,059)

$373,939,681

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$108,556,719	12,312,509	$8.82	*

B	$2,093,135	240,156	$8.72

C	$5,196,390	595,345	$8.73

Advisor	$14,255,849	1,606,137	$8.88

R	$46,261,182	5,264,841	$8.79

K	$175,827,981	19,871,288	$8.85

I	$21,748,425	2,451,657	$8.87

*	The maximum offering price per share for Class A shares was $9.21 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	95

Statement of Assets & Liabilities

2025 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value: (cost $327,546,884)	$308,416,198
Receivable for capital stock sold	531,443
Receivable for investments sold	227,910

Total assets	309,175,551

Liabilities
Payable for capital stock redeemed	1,163,363
Distribution fee payable	75,195
Advisory fee payable	75,001
Transfer Agent fee payable	19,460
Administrative fee payable	17,741
Accrued expenses	158,321

Total liabilities	1,509,081

Net Assets	$307,666,470

Composition of Net Assets
Capital stock, at par	$35,012
Additional paid-in capital	381,196,444
Undistributed net investment income	1,789,867
Accumulated net realized loss on investment transactions	(56,224,167)
Net unrealized depreciation on investments	(19,130,686)

$307,666,470

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$109,018,057	12,421,864	$8.78	*

B	$1,238,734	142,964	$8.66

C	$3,367,162	388,182	$8.67

Advisor	$11,878,960	1,345,621	$8.83

R	$43,554,000	4,969,798	$8.76

K	$120,931,496	13,740,439	$8.80

I	$17,678,061	2,002,664	$8.83

*	The maximum offering price per share for Class A shares was $9.17 which reflects a sales charge of 4.25%.

See notes to financial statements.

96	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Assets & Liabilities

2030 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value: (cost $290,495,034)	$271,277,038
Receivable for investments sold	877,046
Receivable for capital stock sold	616,719

Total assets	272,770,803

Liabilities
Payable for capital stock redeemed	1,849,887
Distribution fee payable	67,432
Advisory fee payable	59,542
Transfer Agent fee payable	17,818
Administrative fee payable	17,741
Accrued expenses	141,973

Total liabilities	2,154,393

Net Assets	$270,616,410

Composition of Net Assets
Capital stock, at par	$31,508
Additional paid-in capital	330,240,956
Undistributed net investment income	1,175,695
Accumulated net realized loss on investment transactions	(41,613,753)
Net unrealized depreciation on investments	(19,217,996)

$270,616,410

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$88,919,162	10,356,782	$8.59	*

B	$1,145,294	135,212	$8.47

C	$4,474,964	528,319	$8.47

Advisor	$10,226,280	1,183,737	$8.64

R	$37,223,166	4,345,689	$8.57

K	$114,730,904	13,346,223	$8.60

I	$13,896,640	1,612,292	$8.62

*	The maximum offering price per share for Class A shares was $8.97 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	97

Statement of Assets & Liabilities

2035 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value: (cost $198,105,284)	$182,167,545
Receivable for capital stock sold	526,386
Receivable for investments sold	265,661

Total assets	182,959,592

Liabilities
Payable for capital stock redeemed	1,695,560
Distribution fee payable	45,087
Advisory fee payable	28,179
Administrative fee payable	17,741
Transfer Agent fee payable	16,265
Accrued expenses	134,101

Total liabilities	1,936,933

Net Assets	$181,022,659

Composition of Net Assets
Capital stock, at par	$21,394
Additional paid-in capital	221,481,493
Undistributed net investment income	1,132,215
Accumulated net realized loss on investment transactions	(25,674,704)
Net unrealized depreciation on investments	(15,937,739)

$181,022,659

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$62,369,330	7,366,895	$8.47	*

B	$821,556	98,099	$8.37

C	$2,683,744	320,426	$8.38

Advisor	$7,818,596	918,160	$8.52

R	$24,873,100	2,958,903	$8.41

K	$72,858,368	8,601,679	$8.47

I	$9,597,965	1,129,623	$8.50

*	The maximum offering price per share for Class A shares was $8.85 which reflects a sales charge of 4.25%.

See notes to financial statements.

98	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Assets & Liabilities

2040 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value: (cost $172,227,705)	$160,138,010
Receivable for capital stock sold	502,278
Receivable for investments sold	278,850

Total assets	160,919,138

Liabilities
Payable for capital stock redeemed	3,105,023
Distribution fee payable	39,870
Administrative fee payable	17,991
Advisory fee payable	12,900
Transfer Agent fee payable	12,179
Accrued expenses	137,084

Total liabilities	3,325,047

Net Assets	$157,594,091

Composition of Net Assets
Capital stock, at par	$18,313
Additional paid-in capital	187,657,311
Undistributed net investment income	1,027,993
Accumulated net realized loss on investment transactions	(19,019,831)
Net unrealized depreciation on investments	(12,089,695)

$157,594,091

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$52,835,831	6,131,261	$8.62	*

B	$828,792	97,298	$8.52

C	$2,743,151	321,934	$8.52

Advisor	$7,788,299	897,697	$8.68

R	$23,639,927	2,760,336	$8.56

K	$60,470,829	7,028,708	$8.60

I	$9,287,262	1,075,572	$8.63

*	The maximum offering price per share for Class A shares was $9.00 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	99

Statement of Assets & Liabilities

2045 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value: (cost $110,248,643)	$102,730,225
Receivable for capital stock sold	393,128
Receivable for investments sold	39,178
Receivable due from Adviser	9,637

Total assets	103,172,168

Liabilities
Payable for capital stock redeemed	520,662
Printing fee payable	43,802
Distribution fee payable	25,636
Administrative fee payable	17,482
Transfer Agent fee payable	8,480
Accrued expenses	86,193

Total liabilities	702,255

Net Assets	$102,469,913

Composition of Net Assets
Capital stock, at par	$12,186
Additional paid-in capital	119,507,131
Undistributed net investment income	312,432
Accumulated net realized loss on investment transactions	(9,843,418)
Net unrealized depreciation on investments	(7,518,418)

$102,469,913

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$38,527,977	4,569,785	$8.43	*

B	$295,953	35,606	$8.31

C	$1,550,050	186,631	$8.31

Advisor	$6,481,055	764,062	$8.48

R	$16,926,353	2,025,913	$8.35

K	$33,954,206	4,041,904	$8.40

I	$4,734,319	562,493	$8.42

*	The maximum offering price per share for Class A shares was $8.80 which reflects a sales charge of 4.25%.

See notes to financial statements.

100	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Assets & Liabilities

2050 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value: (cost $16,054,517)	$17,674,185
Receivable for capital stock sold	84,884
Receivable due from Adviser	15,037
Receivable for investments sold	713

Total assets	17,774,819

Liabilities
Payable for capital stock redeemed	33,207
Audit fee payable	29,259
Legal fee payable	16,886
Registration fee payable	12,503
Printing fee payable	9,404
Distribution fee payable	3,903
Transfer Agent fee payable	2,031
Accrued expenses	9,483

Total liabilities	116,676

Net Assets	$17,658,143

Composition of Net Assets
Capital stock, at par	$2,470
Additional paid-in capital	17,148,044
Undistributed net investment income	48,837
Accumulated net realized loss on investment transactions	(1,160,876)
Net unrealized appreciation on investments	1,619,668

$17,658,143

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$4,426,635	618,751	$7.15	*

B	$30,916	4,367	$7.08

C	$200,536	28,282	$7.09

Advisor	$2,236,826	310,915	$7.19

R	$2,442,729	342,896	$7.12

K	$7,613,518	1,065,627	$7.14

I	$706,983	98,667	$7.17

*	The maximum offering price per share for Class A shares was $7.47 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	101

Statement of Assets & Liabilities

2055 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value: (cost $3,872,571)	$3,964,543
Receivable for capital stock sold	17,698
Receivable due from Adviser	9,908

Total assets	3,992,149

Liabilities
Audit fee payable	29,125
Legal fee payable	17,008
Registration fee payable	9,794
Payable for investments purchased	5,544
Custody fee payable	4,984
Payable for capital stock redeemed	3,801
Transfer Agent fee payable	1,993
Distribution fee payable	867
Accrued expenses	7,056

Total liabilities	80,172

Net Assets	$3,911,977

Composition of Net Assets
Capital stock, at par	$566
Additional paid-in capital	4,090,775
Undistributed net investment income	19,296
Accumulated net realized loss on investment transactions	(290,632)
Net unrealized appreciation on investments	91,972

$3,911,977

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$866,776	123,685	$7.01	*

B	$19,212	2,792	$6.88

C	$44,579	6,486	$6.87

Advisor	$530,777	75,366	$7.04

R	$484,409	71,164	$6.81

K	$1,906,395	277,947	$6.86

I	$59,829	8,704	$6.87

*	The maximum offering price per share for Class A shares was $7.32 which reflects a sales charge of 4.25%.

See notes to financial statements.

102	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2010

	2000 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$713,149

Expenses
Advisory fee (see Note B)	$152,029
Distribution fee – Class A	19,982
Distribution fee – Class B	1,078
Distribution fee – Class C	8,936
Distribution fee – Class R	9,105
Distribution fee – Class K	38,979
Transfer agency – Class A	19,018
Transfer agency – Class B	389
Transfer agency – Class C	2,748
Transfer agency – Advisor Class	2,311
Transfer agency – Class R	4,123
Transfer agency – Class K	31,183
Transfer agency – Class I	1,997
Registration fees	82,402
Administrative	77,225
Custodian	59,800
Legal	33,901
Audit	30,069
Printing	10,164
Directors’ fees	4,765
Miscellaneous	8,380

Total expenses	598,584
Less: expenses waived and reimbursed by the Adviser (see Note B)	(376,768)

Net expenses		221,816

Net investment income		491,333

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of affiliated Underlying Portfolio shares		(234,808)
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		1,859,260

Net gain on investment transactions		1,624,452

Net Increase in Net Assets from Operations		$2,115,785

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	103

Statement of Operations

	2005 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$1,146,692

Expenses
Advisory fee (see Note B)	$238,046
Distribution fee – Class A	70,693
Distribution fee – Class B	4,631
Distribution fee – Class C	6,843
Distribution fee – Class R	16,718
Distribution fee – Class K	33,448
Transfer agency – Class A	34,659
Transfer agency – Class B	813
Transfer agency – Class C	1,149
Transfer agency – Advisor Class	1,005
Transfer agency – Class R	6,894
Transfer agency – Class K	26,759
Transfer agency – Class I	1,398
Registration fees	82,402
Administrative	77,225
Custodian	59,800
Legal	33,901
Audit	30,069
Printing	14,836
Directors’ fees	4,765
Miscellaneous	8,180

Total expenses	754,234
Less: expenses waived and reimbursed by the Adviser (see Note B)	(370,870)

Net expenses		383,364

Net investment income		763,328

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of affiliated Underlying Portfolio shares		(2,888,737)
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		5,680,933

Net gain on investment transactions		2,792,196

Net Increase in Net Assets from Operations		$3,555,524

See notes to financial statements.

104	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2010 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$4,585,314

Expenses
Advisory fee (see Note B)	$988,337
Distribution fee – Class A	192,118
Distribution fee – Class B	8,828
Distribution fee – Class C	20,797
Distribution fee – Class R	81,456
Distribution fee – Class K	166,212
Transfer agency – Class A	87,998
Transfer agency – Class B	1,572
Transfer agency – Class C	3,431
Transfer agency – Advisor Class	18,708
Transfer agency – Class R	40,951
Transfer agency – Class K	130,137
Transfer agency – Class I	12,443
Registration fees	86,442
Administrative	77,225
Custodian	59,800
Printing	42,276
Legal	33,901
Audit	30,069
Directors’ fees	4,765
Miscellaneous	8,828

Total expenses	2,096,294
Less: expenses waived and reimbursed by the Adviser (see Note B)	(563,863)

Net expenses		1,532,431

Net investment income		3,052,883

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of affiliated Underlying Portfolio shares		(21,691,040)
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		32,403,130

Net gain on investment transactions		10,712,090

Net Increase in Net Assets from Operations		$13,764,973

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	105

Statement of Operations

	2015 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$8,008,044

Expenses
Advisory fee (see Note B)	$1,854,518
Distribution fee – Class A	292,620
Distribution fee – Class B	23,764
Distribution fee – Class C	32,940
Distribution fee – Class R	181,494
Distribution fee – Class K	280,266
Transfer agency – Class A	124,861
Transfer agency – Class B	3,868
Transfer agency – Class C	5,169
Transfer agency – Advisor Class	18,005
Transfer agency – Class R	94,377
Transfer agency – Class K	224,212
Transfer agency – Class I	28,984
Registration fees	86,547
Administrative	77,225
Printing	64,956
Custodian	59,800
Legal	33,901
Audit	30,069
Directors’ fees	4,765
Miscellaneous	10,957

Total expenses	3,533,298
Less: expenses waived and reimbursed by the Adviser (see Note B)	(713,153)

Net expenses		2,820,145

Net investment income		5,187,899

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of affiliated Underlying Portfolio shares		(40,077,636)
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		56,683,953

Net gain on investment transactions		16,606,317

Net Increase in Net Assets from Operations		$21,794,216

See notes to financial statements.

106	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2020 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$9,654,977

Expenses
Advisory fee (see Note B)	$2,267,538
Distribution fee – Class A	346,533
Distribution fee – Class B	23,518
Distribution fee – Class C	50,265
Distribution fee – Class R	220,607
Distribution fee – Class K	420,490
Transfer agency – Class A	156,835
Transfer agency – Class B	4,093
Transfer agency – Class C	8,312
Transfer agency – Advisor Class	18,627
Transfer agency – Class R	110,798
Transfer agency – Class K	336,392
Transfer agency – Class I	31,295
Registration fees	88,752
Printing	80,808
Administrative	77,225
Custodian	59,800
Legal	33,901
Audit	30,069
Directors’ fees	4,765
Miscellaneous	12,019

Total expenses	4,382,642
Less: expenses waived and reimbursed by the Adviser (see Note B)	(713,561)

Net expenses		3,669,081

Net investment income		5,985,896

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of affiliated Underlying Portfolio shares		(56,837,211)
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		74,346,229

Net gain on investment transactions		17,509,018

Net Increase in Net Assets from Operations		$23,494,914

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	107

Statement of Operations

	2025 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$8,045,080

Expenses
Advisory fee (see Note B)	$2,070,617
Distribution fee – Class A	341,371
Distribution fee – Class B	14,572
Distribution fee – Class C	33,086
Distribution fee – Class R	206,944
Distribution fee – Class K	309,282
Transfer agency – Class A	159,428
Transfer agency – Class B	2,767
Transfer agency – Class C	5,739
Transfer agency – Advisor Class	16,038
Transfer agency – Class R	107,611
Transfer agency – Class K	247,425
Transfer agency – Class I	28,250
Registration fees	87,077
Printing	79,850
Administrative	77,225
Custodian	59,800
Legal	33,901
Audit	30,069
Directors’ fees	4,765
Miscellaneous	10,698

Total expenses	3,926,515
Less: expenses waived and reimbursed by the Adviser (see Note B)	(759,509)

Net expenses		3,167,006

Net investment income		4,878,074

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of affiliated Underlying Portfolio shares		(42,000,057)
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		54,498,915

Net gain on investment transactions		12,498,858

Net Increase in Net Assets from Operations		$17,376,932

See notes to financial statements.

108	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2030 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$6,396,039

Expenses
Advisory fee (see Note B)	$1,783,559
Distribution fee – Class A	271,785
Distribution fee – Class B	14,229
Distribution fee – Class C	47,071
Distribution fee – Class R	185,720
Distribution fee – Class K	284,968
Transfer agency – Class A	152,233
Transfer agency – Class B	3,051
Transfer agency – Class C	9,362
Transfer agency – Advisor Class	15,810
Transfer agency – Class R	91,820
Transfer agency – Class K	204,843
Transfer agency – Class I	19,936
Registration fees	86,402
Administrative	77,225
Printing	75,279
Custodian	59,800
Legal	31,801
Audit	30,069
Directors’ fees	4,765
Miscellaneous	10,400

Total expenses	3,460,128
Less: expenses waived and reimbursed by the Adviser (see Note B)	(653,281)

Net expenses		2,806,847

Net investment income		3,589,192

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of affiliated Underlying Portfolio shares		(33,919,574)
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		41,483,122

Net gain on investment transactions		7,563,548

Net Increase in Net Assets from Operations		$11,152,740

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	109

Statement of Operations

	2035 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$3,761,689

Expenses
Advisory fee (see Note B)	$1,227,975
Distribution fee – Class A	201,468
Distribution fee – Class B	9,884
Distribution fee – Class C	26,231
Distribution fee – Class R	125,019
Distribution fee – Class K	181,865
Transfer agency – Class A	124,740
Transfer agency – Class B	2,315
Transfer agency – Class C	5,848
Transfer agency – Advisor Class	14,027
Transfer agency – Class R	64,066
Transfer agency – Class K	139,522
Transfer agency – Class I	14,956
Registration fees	86,402
Administrative	77,225
Printing	63,270
Custodian	59,800
Legal	33,901
Audit	30,069
Directors’ fees	4,765
Miscellaneous	9,392

Total expenses	2,502,740
Less: expenses waived and reimbursed by the Adviser (see Note B)	(560,271)

Net expenses		1,942,469

Net investment income		1,819,220

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of affiliated Underlying Portfolio shares		(22,582,358)
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		26,186,262

Net gain on investment transactions		3,603,904

Net Increase in Net Assets from Operations		$5,423,124

See notes to financial statements.

110	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2040 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$3,248,132

Expenses
Advisory fee (see Note B)	$1,053,599
Distribution fee – Class A	176,251
Distribution fee – Class B	9,517
Distribution fee – Class C	27,157
Distribution fee – Class R	116,804
Distribution fee – Class K	144,806
Transfer agency – Class A	121,796
Transfer agency – Class B	2,419
Transfer agency – Class C	7,125
Transfer agency – Advisor Class	14,990
Transfer agency – Class R	58,748
Transfer agency – Class K	98,407
Transfer agency – Class I	13,141
Registration fees	86,402
Administrative	77,225
Printing	66,202
Custodian	59,800
Legal	33,901
Audit	30,069
Directors’ fees	4,765
Miscellaneous	9,270

Total expenses	2,212,394
Less: expenses waived and reimbursed by the Adviser (see Note B)	(538,378)

Net expenses		1,674,016

Net investment income		1,574,116

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of affiliated Underlying Portfolio shares		(13,968,526)
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		16,060,754

Net gain on investment transactions		2,092,228

Net Increase in Net Assets from Operations		$3,666,344

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	111

Statement of Operations

	2045 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$2,106,958

Expenses
Advisory fee (see Note B)	$673,639
Distribution fee – Class A	122,649
Distribution fee – Class B	3,352
Distribution fee – Class C	15,201
Distribution fee – Class R	78,181
Distribution fee – Class K	80,274
Transfer agency – Class A	110,638
Transfer agency – Class B	1,201
Transfer agency – Class C	4,971
Transfer agency – Advisor Class	16,406
Transfer agency – Class R	40,654
Transfer agency – Class K	58,582
Transfer agency – Class I	7,851
Registration fees	84,152
Administrative	77,225
Custodian	59,800
Printing	59,245
Legal	32,856
Audit	30,069
Directors’ fees	4,765
Miscellaneous	8,645

Total expenses	1,570,356
Less: expenses waived and reimbursed by the Adviser (see Note B)	(503,787)

Net expenses		1,066,569

Net investment income		1,040,389

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of affiliated Underlying Portfolio shares		(6,648,115)
Net change in unrealized appreciation/ depreciation of investments in affiliated Underlying Portfolios		7,486,956

Net gain on investment transactions		838,841

Net Increase in Net Assets from Operations		$1,879,230

See notes to financial statements.

112	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2050 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$287,008

Expenses
Advisory fee (see Note B)	$94,010
Distribution fee – Class A	11,261
Distribution fee – Class B	325
Distribution fee – Class C	1,509
Distribution fee – Class R	10,197
Distribution fee – Class K	14,863
Transfer agency – Class A	17,229
Transfer agency – Class B	203
Transfer agency – Class C	734
Transfer agency – Advisor Class	8,412
Transfer agency – Class R	4,906
Transfer agency – Class K	10,100
Transfer agency – Class I	721
Registration fees	80,427
Administrative	77,225
Custodian	59,800
Legal	32,966
Audit	30,069
Printing	15,162
Directors’ fees	4,765
Miscellaneous	9,663

Total expenses	484,547
Less: expenses waived and reimbursed by the Adviser (see Note B)	(339,365)

Net expenses		145,182

Net investment income		141,826

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		235,880
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		(478,726)

Net loss on investment transactions		(242,846)

Net Decrease in Net Assets from Operations		$(101,020)

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	113

Statement of Operations

	2055 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$67,801

Expenses
Advisory fee (see Note B)	$22,022
Distribution fee – Class A	2,419
Distribution fee – Class B	199
Distribution fee – Class C	324
Distribution fee – Class R	1,855
Distribution fee – Class K	4,155
Transfer agency – Class A	13,577
Transfer agency – Class B	386
Transfer agency – Class C	555
Transfer agency – Advisor Class	6,647
Transfer agency – Class R	979
Transfer agency – Class K	3,707
Transfer agency – Class I	111
Registration fees	88,302
Administrative	77,225
Custodian	59,800
Legal	32,856
Audit	30,219
Printing	6,629
Directors’ fees	4,840
Miscellaneous	9,710

Total expenses	366,517
Less: expenses waived and reimbursed by the Adviser (see Note B)	(332,494)

Net expenses		34,023

Net investment income		33,778

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		218,203
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		(294,229)

Net loss on investment transactions		(76,026)

Net Decrease in Net Assets from Operations		$(42,248)

See notes to financial statements.

114	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	2000 Retirement Strategy
	Year Ended August 31, 2010		Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$491,333		$672,865
Net realized loss on sale of affiliated Underlying Portfolio shares	(234,808)		(3,247,567)
Net realized gain distributions from affiliated Underlying Portfolios	– 0	–	91,535
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	1,859,260		1,505,586

Net increase (decrease) in net assets from operations	2,115,785		(977,581)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(140,012)		(126,065)
Class B	(1,237)		(1,551)
Class C	(12,151)		(14,497)
Advisor Class	(12,243)		(13,633)
Class R	(32,917)		(10,119)
Class K	(330,312)		(293,941)
Class I	(53,096)		(48,014)
Net realized gain on investment transactions
Class A	– 0	–	(103,886)
Class B	– 0	–	(2,141)
Class C	– 0	–	(20,004)
Advisor Class	– 0	–	(9,865)
Class R	– 0	–	(9,006)
Class K	– 0	–	(228,478)
Class I	– 0	–	(32,998)
Capital Stock Transactions
Net increase	1,875,634		4,572,726

Total increase	3,409,451		2,680,947
Net Assets
Beginning of period	25,993,893		23,312,946

End of period (including undistributed net investment income of $268,844 and $359,479, respectively)	$29,403,344		$25,993,893

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	115

Statement of Changes in Net Assets

	2005 Retirement Strategy
	Year Ended August 31, 2010		Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$763,328		$1,294,571
Net realized loss on sale of affiliated Underlying Portfolio shares	(2,888,737)		(8,173,724)
Net realized gain distributions from affiliated Underlying Portfolios	– 0	–	270,187
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	5,680,933		1,682,486

Net increase (decrease) in net assets from operations	3,555,524		(4,926,480)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(480,010)		(661,565)
Class B	(6,070)		(9,832)
Class C	(7,642)		(16,905)
Advisor Class	(14,886)		(12,973)
Class R	(62,071)		(82,538)
Class K	(305,201)		(451,747)
Class I	(41,099)		(46,839)
Net realized gain on investment transactions
Class A	– 0	–	(588,338)
Class B	– 0	–	(13,885)
Class C	– 0	–	(23,871)
Advisor Class	– 0	–	(10,644)
Class R	– 0	–	(84,720)
Class K	– 0	–	(403,284)
Class I	– 0	–	(38,428)
Capital Stock Transactions
Net increase (decrease)	(8,779,510)		7,308,577

Total decrease	(6,140,965)		(63,472)
Net Assets
Beginning of period	44,414,544		44,478,016

End of period (including undistributed net investment income of $223,555 and $377,206, respectively)	$38,273,579		$44,414,544

See notes to financial statements.

116	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2010 Retirement Strategy
	Year Ended August 31, 2010		Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,052,883		$4,458,080
Net realized loss on sale of affiliated Underlying Portfolio shares	(21,691,040)		(16,603,876)
Net realized gain distributions from affiliated Underlying Portfolios	– 0	–	1,107,298
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	32,403,130		(8,772,392)

Net increase (decrease) in net assets from operations	13,764,973		(19,810,890)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,273,343)		(1,808,305)
Class B	(13,321)		(21,143)
Class C	(26,851)		(42,784)
Advisor Class	(296,219)		(371,366)
Class R	(284,252)		(295,126)
Class K	(1,320,434)		(1,476,233)
Class I	(302,236)		(405,685)
Net realized gain on investment transactions
Class A	– 0	–	(2,199,867)
Class B	– 0	–	(35,897)
Class C	– 0	–	(72,638)
Advisor Class	– 0	–	(408,371)
Class R	– 0	–	(403,513)
Class K	– 0	–	(1,846,786)
Class I	– 0	–	(454,191)
Capital Stock Transactions
Net increase (decrease)	(21,228,134)		23,096,277

Total decrease	(10,979,817)		(6,556,518)
Net Assets
Beginning of period	171,884,003		178,440,521

End of period (including undistributed net investment income of $1,125,949 and $1,589,722, respectively)	$160,904,186		$171,884,003

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	117

Statement of Changes in Net Assets

	2015 Retirement Strategy
	Year Ended August 31, 2010		Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,187,899		$6,452,995
Net realized loss on sale of affiliated Underlying Portfolio shares	(40,077,636)		(20,447,841)
Net realized gain distributions from affiliated Underlying Portfolios	– 0	–	1,986,409
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	56,683,953		(18,997,263)

Net increase (decrease) in net assets from operations	21,794,216		(31,005,700)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,824,055)		(2,071,494)
Class B	(28,409)		(48,488)
Class C	(39,738)		(45,943)
Advisor Class	(301,136)		(268,376)
Class R	(538,078)		(516,359)
Class K	(2,035,919)		(2,081,949)
Class I	(1,105,622)		(1,110,105)
Net realized gain on investment transactions
Class A	– 0	–	(2,596,397)
Class B	– 0	–	(87,786)
Class C	– 0	–	(83,178)
Advisor Class	– 0	–	(300,972)
Class R	– 0	–	(715,157)
Class K	– 0	–	(2,707,511)
Class I	– 0	–	(1,249,996)
Capital Stock Transactions
Net increase (decrease)	(10,182,546)		44,953,553

Total increase	5,738,713		64,142
Net Assets
Beginning of period	284,763,818		284,699,676

End of period (including undistributed net investment income of $1,928,399 and $2,613,457, respectively)	$290,502,531		$284,763,818

See notes to financial statements.

118	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2020 Retirement Strategy
	Year Ended August 31, 2010		Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,985,896		$6,806,422
Net realized loss on sale of affiliated Underlying Portfolio shares	(56,837,211)		(15,647,698)
Net realized gain distributions from affiliated Underlying Portfolios	– 0	–	2,646,707
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	74,346,229		(32,978,921)

Net increase (decrease) in net assets from operations	23,494,914		(39,173,490)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,035,061)		(2,322,421)
Class B	(29,200)		(41,141)
Class C	(58,889)		(56,747)
Advisor Class	(270,620)		(221,985)
Class R	(675,856)		(558,375)
Class K	(2,972,617)		(2,545,047)
Class I	(708,255)		(690,806)
Net realized gain on investment transactions
Class A	– 0	–	(3,608,745)
Class B	– 0	–	(96,634)
Class C	– 0	–	(133,289)
Advisor Class	– 0	–	(307,130)
Class R	– 0	–	(1,025,329)
Class K	– 0	–	(4,101,858)
Class I	– 0	–	(978,104)
Capital Stock Transactions
Net increase	4,443,711		77,291,523

Total increase	21,188,127		21,430,422
Net Assets
Beginning of period	352,751,554		331,321,132

End of period (including undistributed net investment income of $2,311,523 and $3,076,125, respectively)	$373,939,681		$352,751,554

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	119

Statement of Changes in Net Assets

	2025 Retirement Strategy
	Year Ended August 31, 2010		Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,878,074		$4,943,763
Net realized loss on sale of affiliated Underlying Portfolio shares	(42,000,057)		(15,860,755)
Net realized gain distributions from affiliated Underlying Portfolios	– 0	–	2,469,086
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	54,498,915		(27,479,779)

Net increase (decrease) in net assets from operations	17,376,932		(35,927,685)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,894,355)		(1,799,605)
Class B	(16,403)		(17,959)
Class C	(35,672)		(32,119)
Advisor Class	(213,206)		(147,596)
Class R	(604,613)		(404,481)
Class K	(2,110,430)		(1,840,242)
Class I	(542,250)		(437,437)
Net realized gain on investment transactions
Class A	– 0	–	(3,449,243)
Class B	– 0	–	(56,694)
Class C	– 0	–	(101,396)
Advisor Class	– 0	–	(246,249)
Class R	– 0	–	(886,005)
Class K	– 0	–	(3,635,324)
Class I	– 0	–	(733,619)
Capital Stock Transactions
Net increase	6,893,982		64,278,681

Total increase	18,853,985		14,563,027
Net Assets
Beginning of period	288,812,485		274,249,458

End of period (including undistributed net investment income of $1,789,867 and $2,328,722, respectively)	$307,666,470		$288,812,485

See notes to financial statements.

120	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2030 Retirement Strategy
	Year Ended August 31, 2010		Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,589,192		$3,657,311
Net realized loss on sale of affiliated Underlying Portfolio shares	(33,919,574)		(9,275,877)
Net realized gain distributions from affiliated Underlying Portfolios	– 0	–	2,232,260
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	41,483,122		(23,712,130)

Net increase (decrease) in net assets from operations	11,152,740		(27,098,436)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,300,506)		(1,227,058)
Class B	(14,034)		(14,593)
Class C	(44,404)		(31,391)
Advisor Class	(150,269)		(104,483)
Class R	(452,119)		(358,830)
Class K	(1,746,128)		(1,222,059)
Class I	(365,592)		(294,248)
Net realized gain on investment transactions
Class A	– 0	–	(2,479,858)
Class B	– 0	–	(51,432)
Class C	– 0	–	(110,636)
Advisor Class	– 0	–	(181,900)
Class R	– 0	–	(871,445)
Class K	– 0	–	(2,577,920)
Class I	– 0	–	(512,275)
Capital Stock Transactions
Net increase	9,509,451		74,556,584

Total increase	16,589,139		37,420,020
Net Assets
Beginning of period	254,027,271		216,607,251

End of period (including undistributed net investment income of $1,175,695 and $1,659,555, respectively)	$270,616,410		$254,027,271

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	121

Statement of Changes in Net Assets

2035 Retirement Strategy
Year Ended August 31, 2010	Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,819,220	$2,074,967
Net realized loss on sale of affiliated Underlying Portfolio shares	(22,582,358)	(3,452,850)
Net realized gain distributions from affiliated Underlying Portfolios	– 0	–	1,582,925
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	26,186,262	(18,390,673)

Net increase (decrease) in net assets from operations	5,423,124	(18,185,631)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(561,984)	(712,690)
Class B	(2,680)	(7,009)
Class C	(6,562)	(11,438)
Advisor Class	(77,021)	(62,440)
Class R	(155,426)	(202,113)
Class K	(625,381)	(705,866)
Class I	(176,768)	(171,823)
Net realized gain on investment transactions
Class A	(233,455)	(1,649,199)
Class B	(3,592)	(34,429)
Class C	(8,598)	(56,434)
Advisor Class	(24,538)	(121,411)
Class R	(81,406)	(519,189)
Class K	(241,855)	(1,660,861)
Class I	(53,355)	(329,523)
Capital Stock Transactions
Net increase	5,951,905	50,708,508

Total increase	9,122,408	26,278,452
Net Assets
Beginning of period	171,900,251	145,621,799

End of period (including undistributed net investment income of $1,132,215 and $918,817, respectively)	$181,022,659	$171,900,251

See notes to financial statements.

122	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

2040 Retirement Strategy
Year Ended August 31, 2010	Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,574,116	$1,696,677
Net realized loss on sale of affiliated Underlying Portfolio shares	(13,968,526)	(4,940,175)
Net realized gain distributions from affiliated Underlying Portfolios	– 0	–	1,291,470
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	16,060,754	(9,971,620)

Net increase (decrease) in net assets from operations	3,666,344	(11,923,648)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(444,877)	(640,414)
Class B	(2,188)	(6,970)
Class C	(6,035)	(12,759)
Advisor Class	(68,546)	(54,601)
Class R	(148,437)	(162,097)
Class K	(505,543)	(434,130)
Class I	(149,100)	(138,722)
Net realized gain on investment transactions
Class A	(207,930)	(1,340,025)
Class B	(3,486)	(26,702)
Class C	(9,565)	(48,875)
Advisor Class	(23,608)	(97,113)
Class R	(82,017)	(424,865)
Class K	(199,216)	(931,880)
Class I	(46,689)	(241,551)
Capital Stock Transactions
Net increase	6,627,912	54,982,101

Total increase	8,397,019	38,497,749
Net Assets
Beginning of period	149,197,072	110,699,323

End of period (including undistributed net investment income of $1,027,993 and $778,603, respectively)	$157,594,091	$149,197,072

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	123

Statement of Changes in Net Assets

2045 Retirement Strategy
Year Ended August 31, 2010	Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,040,389	$1,005,323
Net realized loss on sale of affiliated Underlying Portfolio shares	(6,648,115)	(3,033,766)
Net realized gain distributions from affiliated Underlying Portfolios	– 0	–	751,878
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	7,486,956	(4,721,685)

Net increase (decrease) in net assets from operations	1,879,230	(5,998,250)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(465,885)	(373,489)
Class B	(1,731)	(2,358)
Class C	(6,930)	(8,995)
Advisor Class	(76,815)	(37,230)
Class R	(142,825)	(105,423)
Class K	(378,793)	(236,780)
Class I	(138,721)	(77,238)
Net realized gain on investment transactions
Class A	(231,195)	(852,234)
Class B	(1,995)	(8,703)
Class C	(7,819)	(33,203)
Advisor Class	(31,183)	(69,736)
Class R	(78,362)	(249,634)
Class K	(168,438)	(499,427)
Class I	(51,882)	(132,786)
Capital Stock Transactions
Net increase	11,192,156	33,388,458

Total increase	11,288,812	24,702,972
Net Assets
Beginning of period	91,181,101	66,478,129

End of period (including undistributed net investment income of $312,432 and $483,743, respectively)	$102,469,913	$91,181,101

See notes to financial statements.

124	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2050 Retirement Strategy
	Year Ended August 31, 2010		Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$141,826		$79,225
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	235,880		(1,336,709)
Net realized gain distributions from affiliated Underlying Portfolios	– 0	–	46,429
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(478,726)		2,229,636

Net increase (decrease) in net assets from operations	(101,020)		1,018,581
Dividends and Distributions to Shareholders from
Net investment income
Class A	(33,273)		(6,675)
Class B	(164)		(45)
Class C	(770)		(105)
Advisor Class	(19,645)		(2,199)
Class R	(22,634)		(950)
Class K	(71,210)		(3,761)
Class I	(12,653)		(1,506)
Net realized gain on investment transactions
Class A	– 0	–	(26,939)
Class B	– 0	–	(461)
Class C	– 0	–	(1,078)
Advisor Class	– 0	–	(7,767)
Class R	– 0	–	(7,667)
Class K	– 0	–	(16,346)
Class I	– 0	–	(5,672)
Capital Stock Transactions
Net increase	6,843,344		7,723,180

Total increase	6,581,975		8,660,590
Net Assets
Beginning of period	11,076,168		2,415,578

End of period (including undistributed net investment income of $48,837 and $67,360, respectively)	$17,658,143		$11,076,168

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	125

Statement of Changes in Net Assets

	2055 Retirement Strategy
	Year Ended August 31, 2010		Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$33,778		$21,325
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	218,203		(504,338)
Net realized gain distributions from affiliated Underlying Portfolios	– 0	–	15,032
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(294,229)		443,161

Net decrease in net assets from operations	(42,248)		(24,820)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,158)		0
Advisor Class	(1,440)		0
Class R	(5,565)		(826)
Class K	(23,947)		(4,066)
Class I	(1,277)		(679)
Net realized gain on investment transactions
Class A	– 0	–	(2,829)
Class B	– 0	–	(77)
Class C	– 0	–	(198)
Advisor Class	– 0	–	(657)
Class R	– 0	–	(672)
Class K	– 0	–	(2,883)
Class I	– 0	–	(434)
Capital Stock Transactions
Net increase	1,292,317		1,698,216

Total increase	1,216,682		1,660,075
Net Assets
Beginning of period	2,695,295		1,035,220

End of period (including undistributed net investment income of $19,296 and $18,905, respectively)	$3,911,977		$2,695,295

See notes to financial statements.

126	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2010

NOTE A

Significant Accounting Policies

The AllianceBernstein Retirement Strategies (the “Strategies”) commenced operations on September 1, 2005 and each is a portfolio of the AllianceBernstein Blended Style Series, Inc. (the “Company”). The Company was organized as a Maryland corporation on April 24, 2002 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Company operates as a series company currently comprised of 13 portfolios, which are the twelve Strategies and the AllianceBernstein Blended Style Series U.S. Large Cap Portfolio. The AllianceBernstein Blended Style Series Global Blend Portfolio, formerly a series of the Company, ceased operations on November 24, 2008. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy (each a “Strategy” together, the “Strategies”). The AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy commenced operations on June 29, 2007. The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Strategies invest primarily in a combination of portfolios of the AllianceBernstein

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	127

Notes to Financial Statements

Pooling Portfolios (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m., Eastern Time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Strategies’ investments by the above fair value hierarchy levels as of August 31, 2010:

Investments in Securities	Level 1	Level 2	Level 3	Total
2000 Retirement Strategy
Investment Companies	$29,604,183	$—	$—	$29,604,183

2005 Retirement Strategy
Investment Companies	38,519,974	—	—	38,519,974

128	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

Investments in Securities	Level 1	Level 2	Level 3	Total
2010 Retirement Strategy
Investment Companies	$161,124,776	$—	$—	$161,124,776

2015 Retirement Strategy
Investment Companies	291,280,528	—	—	291,280,528

2020 Retirement Strategy
Investment Companies	374,510,122	—	—	374,510,122

2025 Retirement Strategy
Investment Companies	308,416,198	—	—	308,416,198

2030 Retirement Strategy
Investment Companies	271,277,038	—	—	271,277,038

2035 Retirement Strategy
Investment Companies	182,167,545	—	—	182,167,545

2040 Retirement Strategy
Investment Companies	160,138,010	—	—	160,138,010

2045 Retirement Strategy
Investment Companies	102,730,225	—	—	102,730,225

2050 Retirement Strategy
Investment Companies	17,674,185	—	—	17,674,185

2055 Retirement Strategy
Investment Companies	3,964,543	—	—	3,964,543

3. Taxes

It is each Strategies’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

4. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

5. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Strategy in proportion to its net assets. Expenses included in the accompanying statement of operations do not include any

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	129

Notes to Financial Statements

expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies currently pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
2000, 2005 and 2010(a)	0.55%	0.45%	0.40%
2015 and 2020	0.60%	0.50%	0.45%
2025(b), 2030, 2035, 2040, 2045, 2050 and 2055	0.65%	0.55%	0.50%

(a)	Prior to January 1, 2010, Strategy 2010’s advisory fee rates were 0.60%, 0.50%, and 0.45% of the asset levels described above, respectively.

(b)	Effective October 1, 2010, Strategy 2025’s advisory fee rates will be 0.60%, 0.50%, and 0.45% of the asset levels described above, respectively.

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (including expenses of the Underlying Portfolios) as follows:

	Effective March 1, 2007
Strategy	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
2000	0.86%	1.56%	1.56%	0.56%	1.06%	0.81%	0.56%
2005	0.92%	1.62%	1.62%	0.62%	1.12%	0.87%	0.62%
2010	0.94%	1.64%	1.64%	0.64%	1.14%	0.89%	0.64%
2015	0.98%	1.68%	1.68%	0.68%	1.18%	0.93%	0.68%
2020	1.02%	1.72%	1.72%	0.72%	1.22%	0.97%	0.72%
2025	1.04%	1.74%	1.74%	0.74%	1.24%	0.99%	0.74%
2030	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2035	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2040	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2045	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2050(a)	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2055(a)	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%

(a)	Effective June 29, 2007.

130	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

For the year ended August 31, 2010, such waivers and reimbursement amounted to:

Strategy	Amount	Strategy	Amount
2000	$299,543	2030	$653,281
2005	293,645	2035	560,271
2010	563,863	2040	538,378
2015	713,153	2045	503,787
2020	713,561	2050	262,140
2025	759,509	2055	255,269

Pursuant to the investment advisory agreement, the Strategies may reimburse the Adviser for certain legal and accounting services provided to the Strategies by the Adviser. For the year ended August 31, 2010, such fees amounted to:

Strategy	Administrative Fees
2000	$77,225
2005	77,225
2010	77,225
2015	77,225
2020	77,225
2025	77,225
2030	77,225
2035	77,225
2040	77,225
2045	77,225
2050	77,225
2055	77,225

For the year ended August 31, 2010 the Adviser voluntarily agreed to waive such fees for the following Strategies:

Strategy	Administrative Fees
2000	$77,225
2005	77,225
2050	77,225
2055	77,225

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended August 31, 2010, such compensation retained by ABIS was as follows:

Strategy	Amount	Strategy	Amount
2000	$17,909	2030	$110,785
2005	17,834	2035	76,597
2010	61,720	2040	70,181

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	131

Notes to Financial Statements

Strategy	Amount	Strategy	Amount
2015	$109,505	2045	$49,846
2020	143,958	2050	17,850
2025	117,302	2055	17,824

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2010 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A	Class B		Class C
2000	$61	$268	$6		$162
2005	145	286	855		9
2010	1,545	2,579	1,274		41
2015	867	4,941	1,594		73
2020	2,342	3,817	1,651		215
2025	2,028	2,199	2,112		416
2030	2,679	5,713	3,689		307
2035	1,271	5,628	1,213		607
2040	1,146	7,198	1,083		406
2045	629	3,944	1,099		338
2050	125	413	– 0	–	195
2055	178	28	21		9

NOTE C

Distribution Services Agreement

The Strategies have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the average daily net assets attributable to Class R shares and .25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares.

The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

132	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

Since the commencement of the Strategies’ operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by each Strategy for Class B, Class C, Class R and Class K as follows:

Strategy	Class B	Class C	Class R	Class K
2000	$63,249	$116,744	$305,686	$1,046,103
2005	77,580	125,726	304,867	568,688
2010	63,914	107,905	415,886	855,771
2015	117,499	96,487	502,823	981,525
2020	118,670	118,327	580,507	1,241,057
2025	82,417	99,268	523,788	1,175,392
2030	95,961	126,070	556,140	1,080,051
2035	92,651	107,774	440,792	973,183
2040	130,577	88,008	495,211	804,331
2045	80,972	90,984	446,113	701,005
2050	7,636	21,909	422,263	287,482
2055	22,593	64,904	148,386	462,149

While such costs may be recovered from the Strategies in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the year ended August 31, 2010 were as follows:

Strategy	Purchases	Sales
2000	$13,259,138	$11,262,924
2005	14,646,994	23,379,630
2010	62,188,816	83,770,176
2015	116,386,669	126,496,606
2020	145,565,489	141,421,131
2025	113,670,528	106,878,853
2030	90,145,138	80,837,137
2035	57,652,154	52,182,452
2040	41,198,121	32,367,721
2045	26,714,851	16,248,222
2050	9,242,846	2,374,593
2055	2,917,291	1,581,321

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	133

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation (Depreciation)
Strategy	Cost	Appreciation	(Depreciation)
2000	$29,150,713	$2,363,765	$(1,910,295)	$453,470
2005	39,848,814	3,228,059	(4,556,899)	(1,328,840)
2010	173,945,753	8,932,958	(21,753,935)	(12,820,977)
2015	315,820,640	13,717,444	(38,257,556)	(24,540,112)
2020	413,360,749	12,801,985	(51,652,612)	(38,850,627)
2025	354,055,093	10,519,316	(56,158,211)	(45,638,895)
2030	313,012,753	7,986,959	(49,722,674)	(41,735,715)
2035	214,070,800	2,941,087	(34,844,342)	(31,903,255)
2040	186,674,165	3,632,509	(30,168,664)	(26,536,155)
2045	118,891,363	2,305,911	(18,467,049)	(16,161,138)
2050	17,338,678	1,619,668	(1,284,161)	335,507
2055	4,070,624	125,918	(231,999)	(106,081)

1. Currency Transactions

A Strategy may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. A Strategy or an Underlying Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. A Strategy or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Strategy or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

134	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

NOTE E

Capital Stock

Class A, Class B, Class C, Advisor Class and Class R shares each consist of 6,000,000,000 authorized shares and Class K and Class I shares each consist of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

2000 Retirement Strategy
Class A
Shares sold	174,528	457,901	$1,719,567	$3,969,037

Shares issued in reinvestment of dividends and distributions	14,378	28,327	139,611	227,465

Shares converted from Class B	3,636	2,400	36,416	20,647

Shares redeemed	(250,701)	(344,172)	(2,453,296)	(2,931,164)

Net increase (decrease)	(58,159)	144,456	$(557,702)	$1,285,985

Class B
Shares sold	13,857	8,599	$135,250	$73,873

Shares issued in reinvestment of dividends and distributions	122	445	1,176	3,539

Shares converted to Class A	(3,683)	(2,442)	(36,416)	(20,647)

Shares redeemed	(2,528)	(14,356)	(24,638)	(116,822)

Net increase (decrease)	7,768	(7,754)	$75,372	$(60,057)

Class C
Shares sold	8,899	64,908	$88,009	$551,145

Shares issued in reinvestment of dividends and distributions	1,263	4,335	12,151	34,502

Shares redeemed	(21,531)	(101,120)	(209,056)	(821,555)

Net decrease	(11,369)	(31,877)	$(108,896)	$(235,908)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	135

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

2000 Retirement Strategy
Advisor Class

Shares sold	48,709	12,431	$480,205	$105,257

Shares issued in reinvestment of dividends and distributions	1,085	2,530	10,566	20,366

Shares redeemed	(30,623)	(11,549)	(301,872)	(104,252)

Net increase	19,171	3,412	$188,899	$21,371

Class R
Shares sold	168,222	151,547	$1,634,120	$1,229,597

Shares issued in reinvestment of dividends and distributions	3,432	2,408	32,917	19,125

Shares redeemed	(60,988)	(31,777)	(590,824)	(267,703)

Net increase	110,666	122,178	$1,076,213	$981,019

Class K
Shares sold	669,229	1,183,348	$6,458,045	$9,438,881

Shares issued in reinvestment of dividends and distributions	34,770	66,381	330,312	522,419

Shares redeemed	(504,142)	(1,034,822)	(4,886,844)	(8,505,831)

Net increase	199,857	214,907	$1,901,513	$1,455,469

Class I
Shares sold	42,059	176,204	$408,297	$1,408,805

Shares issued in reinvestment of dividends and distributions	5,577	10,267	53,094	81,012

Shares redeemed	(118,747)	(44,832)	(1,161,156)	(364,970)

Net increase (decrease)	(71,111)	141,639	$(699,765)	$1,124,847

136	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

2005 Retirement Strategy
Class A
Shares sold	343,555	2,299,601	$3,238,067	$20,833,484

Shares issued in reinvestment of dividends and distributions	51,642	167,135	478,200	1,246,828

Shares converted from Class B	103	4,727	962	35,897

Shares redeemed	(681,705)	(1,653,074)	(6,453,514)	(14,286,341)

Net increase (decrease)	(286,405)	818,389	$(2,736,285)	$7,829,868

Class B
Shares sold	418	16,425	$3,880	$132,952

Shares issued in reinvestment of dividends and distributions	658	3,192	6,070	23,717

Shares converted to Class A	(103)	(4,785)	(962)	(35,897)

Shares redeemed	(17,008)	(10,472)	(155,007)	(85,163)

Net increase (decrease)	(16,035)	4,360	$(146,019)	$35,609

Class C
Shares sold	10,874	47,511	$102,337	$430,738

Shares issued in reinvestment of dividends and distributions	829	5,459	7,642	40,507

Shares redeemed	(83,476)	(31,575)	(773,148)	(249,200)

Net increase (decrease)	(71,773)	21,395	$(663,169)	$222,045

Advisor Class
Shares sold	6,584	28,222	$62,116	$225,525

Shares issued in reinvestment of dividends and distributions	1,602	3,153	14,886	23,617

Shares redeemed	(1,683)	(496)	(16,035)	(4,096)

Net increase	6,503	30,879	$60,967	$245,046

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	137

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

2005 Retirement Strategy
Class R
Shares sold	83,788	235,869	$782,322	$1,835,501

Shares issued in reinvestment of dividends and distributions	6,732	22,482	62,070	167,258

Shares redeemed	(126,982)	(226,180)	(1,176,976)	(1,756,326)

Net increase (decrease)	(36,462)	32,171	$(332,584)	$246,433

Class K
Shares sold	463,410	1,017,829	$4,355,734	$7,765,552

Shares issued in reinvestment of dividends and distributions	33,030	114,769	305,201	855,031

Shares redeemed	(888,852)	(1,337,791)	(8,249,483)	(10,059,828)

Net decrease	(392,412)	(205,193)	$(3,588,548)	$(1,439,245)

Class I
Shares sold	20,105	102,693	$188,226	$820,287

Shares issued in reinvestment of dividends and distributions	4,443	11,430	41,100	85,266

Shares redeemed	(168,655)	(93,599)	(1,603,198)	(736,732)

Net increase (decrease)	(144,107)	20,524	$(1,373,872)	$168,821

138	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

2010 Retirement Strategy
Class A
Shares sold	1,867,990	4,168,987	$17,327,607	$32,933,596

Shares issued in reinvestment of dividends and distributions	138,905	552,630	1,269,593	3,984,467

Shares converted from Class B	15,040	7,445	140,877	56,830

Shares redeemed	(3,507,782)	(3,902,774)	(32,615,228)	(29,321,852)

Net increase (decrease)	(1,485,847)	826,288	$(13,877,151)	$7,653,041

Class B
Shares sold	7,717	35,389	$70,891	$281,677

Shares issued in reinvestment of dividends and distributions	1,257	7,303	11,435	52,433

Shares converted to Class A	(15,140)	(7,498)	(140,877)	(56,830)

Shares redeemed	(30,090)	(40,391)	(277,944)	(291,005)

Net decrease	(36,256)	(5,197)	$(336,495)	$(13,725)

Class C
Shares sold	60,497	105,452	$559,572	$795,538

Shares issued in reinvestment of dividends and distributions	2,951	15,946	26,851	114,489

Shares redeemed	(59,379)	(135,513)	(542,043)	(1,029,215)

Net increase (decrease)	4,069	(14,115)	$44,380	$(119,188)

Advisor Class
Shares sold	260,531	626,936	$2,421,012	$5,161,698

Shares issued in reinvestment of dividends and distributions	32,268	107,847	296,219	779,737

Shares redeemed	(293,828)	(515,475)	(2,725,527)	(3,939,748)

Net increase (decrease)	(1,029)	219,308	$(8,296)	$2,001,687

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	139

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

2010 Retirement Strategy
Class R
Shares sold	886,139	1,249,343	$8,182,987	$9,722,051

Shares issued in reinvestment of dividends and distributions	31,123	97,030	284,154	698,614

Shares redeemed	(898,115)	(754,644)	(8,338,349)	(5,750,577)

Net increase	19,147	591,729	$128,792	$4,670,088

Class K
Shares sold	2,354,742	3,494,775	$21,906,863	$26,195,952

Shares issued in reinvestment of dividends and distributions	144,125	460,252	1,320,190	3,323,019

Shares redeemed	(2,468,346)	(2,640,690)	(22,837,824)	(20,350,473)

Net increase	30,521	1,314,337	$389,229	$9,168,498

Class I
Shares sold	287,927	900,766	$2,680,769	$7,087,421

Shares issued in reinvestment of dividends and distributions	32,959	118,932	302,235	859,876

Shares redeemed	(1,122,158)	(1,069,967)	(10,551,597)	(8,211,421)

Net decrease	(801,272)	(50,269)	$(7,568,593)	$(264,124)

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

2015 Retirement Strategy
Class A
Shares sold	2,643,879	6,724,222	$24,539,837	$51,234,315

Shares issued in reinvestment of dividends and distributions	198,967	653,767	1,820,547	4,661,359
Shares converted from Class B	42,540	15,571	387,748	118,576

Shares redeemed	(3,936,472)	(4,955,519)	(36,535,087)	(37,773,944)

Net increase (decrease)	(1,051,086)	2,438,041	$(9,786,955)	$18,240,306

140	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

2015 Retirement Strategy
Class B
Shares sold	20,923	58,620	$193,872	$432,509

Shares issued in reinvestment of dividends and distributions	3,007	18,707	27,394	133,007

Shares converted to Class A	(42,933)	(15,673)	(387,748)	(118,576)

Shares redeemed	(24,244)	(107,883)	(222,048)	(787,740)

Net decrease	(43,247)	(46,229)	$(388,530)	$(340,800)

Class C
Shares sold	133,160	182,616	$1,220,096	$1,348,344

Shares issued in reinvestment of dividends and distributions	4,300	17,930	39,131	127,481

Shares redeemed	(115,966)	(118,208)	(1,075,443)	(858,839)

Net increase	21,494	82,338	$183,784	$616,986

Advisor Class
Shares sold	367,552	654,280	$3,418,363	$5,040,984

Shares issued in reinvestment of dividends and distributions	32,768	79,518	301,136	569,349

Shares redeemed	(319,260)	(240,905)	(3,005,170)	(1,878,860)

Net increase	81,060	492,893	$714,329	$3,731,473

Class R
Shares sold	1,890,370	2,424,309	$17,475,151	$17,802,855

Shares issued in reinvestment of dividends and distributions	58,935	172,942	538,078	1,231,347

Shares redeemed	(1,223,651)	(1,444,698)	(11,255,619)	(10,949,374)

Net increase	725,654	1,152,553	$6,757,610	$8,084,828

Class K
Shares sold	3,736,934	4,478,158	$34,880,630	$33,462,581

Shares issued in reinvestment of dividends and distributions	222,020	669,855	2,035,919	4,789,460

Shares redeemed	(3,604,973)	(3,323,625)	(33,582,310)	(25,024,468)

Net increase	353,981	1,824,388	$3,334,239	$13,227,573

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	141

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

2015 Retirement Strategy
Class I
Shares sold	1,972,352	2,098,146	$18,048,681	$15,279,943

Shares issued in reinvestment of dividends and distributions	108,695	329,270	997,821	2,357,575

Shares redeemed	(3,174,522)	(2,283,491)	(30,043,525)	(16,244,331)

Net increase (decrease)	(1,093,475)	143,925	$(10,997,023)	$1,393,187

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

2020 Retirement Strategy
Class A
Shares sold	3,835,276	7,516,013	$34,847,531	$57,583,895

Shares issued in reinvestment of dividends and distributions	227,048	853,288	2,032,082	5,921,754

Shares converted from Class B	15,919	13,327	143,573	95,692

Shares redeemed	(5,769,188)	(4,720,037)	(52,082,388)	(34,375,717)

Net increase (decrease)	(1,690,945)	3,662,591	$(15,059,202)	$29,225,624

Class B
Shares sold	16,365	60,473	$147,267	$474,857

Shares issued in reinvestment of dividends and distributions	3,219	19,424	28,615	134,028

Shares converted to Class A	(16,063)	(13,435)	(143,573)	(95,692)

Shares redeemed	(51,635)	(99,112)	(459,734)	(721,966)

Net decrease	(48,114)	(32,650)	$(427,425)	$(208,773)

142	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

2020 Retirement Strategy
Class C
Shares sold	239,497	332,795	$2,139,605	$2,421,925

Shares issued in reinvestment of dividends and distributions	6,525	26,998	58,069	186,558

Shares redeemed	(156,537)	(244,983)	(1,394,324)	(1,714,448)

Net increase	89,485	114,810	$803,350	$894,035

Advisor Class
Shares sold	463,313	638,355	$4,220,426	$4,852,434

Shares issued in reinvestment of dividends and distributions	30,102	75,913	270,619	529,115

Shares redeemed	(213,323)	(270,235)	(1,958,208)	(1,971,534)

Net increase	280,092	444,033	$2,532,837	$3,410,015

Class R
Shares sold	2,602,252	2,726,411	$23,626,143	$19,777,255

Shares issued in reinvestment of dividends and distributions	75,671	228,463	675,740	1,583,251

Shares redeemed	(1,763,332)	(1,782,787)	(15,904,276)	(13,318,720)

Net increase	914,591	1,172,087	$8,397,607	$8,041,786

Class K
Shares sold	6,197,652	7,996,661	$56,151,498	$57,129,921

Shares issued in reinvestment of dividends and distributions	330,690	955,015	2,969,590	6,646,905

Shares redeemed	(4,185,805)	(4,434,033)	(38,370,255)	(32,599,708)

Net increase	2,342,537	4,517,643	$20,750,833	$31,177,118

Class I
Shares sold	943,147	1,462,784	$8,586,891	$11,002,296

Shares issued in reinvestment of dividends and distributions	74,627	219,267	670,902	1,528,282

Shares redeemed	(2,362,498)	(1,080,375)	(21,812,082)	(7,778,860)

Net increase (decrease)	(1,344,724)	601,676	$(12,554,289)	$4,751,718

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	143

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

2025 Retirement Strategy
Class A
Shares sold	3,806,427	7,018,366	$34,784,248	$52,928,919

Shares issued in reinvestment of dividends and distributions	211,855	767,478	1,891,870	5,241,873

Shares converted from Class B	10,207	10,834	91,888	77,459

Shares redeemed	(4,278,930)	(4,605,741)	(39,165,971)	(33,543,740)

Net increase (decrease)	(250,441)	3,190,937	$(2,397,965)	$24,704,511

Class B
Shares sold	12,279	31,908	$113,443	$235,488

Shares issued in reinvestment of dividends and distributions	3,833	10,785	15,462	73,120

Shares converted to Class A	(10,321)	(10,943)	(91,888)	(77,459)

Shares redeemed	(30,869)	(32,257)	(272,686)	(229,891)

Net increase (decrease)	(25,078)	(507)	$(217,669)	$1,258

Class C
Shares sold	176,154	186,827	$1,573,538	$1,342,122

Shares issued in reinvestment of dividends and distributions	1,952	19,380	35,199	131,589

Shares redeemed	(141,354)	(120,936)	(1,262,739)	(851,120)

Net increase	36,752	85,271	$345,998	$622,591

Advisor Class
Shares sold	320,616	686,507	$2,970,318	$4,982,933

Shares issued in reinvestment of dividends and distributions	29,383	57,495	213,206	393,845

Shares redeemed	(141,497)	(220,695)	(1,323,848)	(1,587,329)

Net increase	208,502	523,307	$1,859,676	$3,789,449

144	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

2025 Retirement Strategy
Class R
Shares sold	2,223,253	2,295,983	$20,109,291	$16,312,653

Shares issued in reinvestment of dividends and distributions	62,118	188,944	604,612	1,290,486

Shares redeemed	(1,162,251)	(920,380)	(10,521,514)	(6,752,492)

Net increase	1,123,120	1,564,547	$10,192,389	$10,850,647

Class K
Shares sold	4,090,792	5,199,273	$37,370,161	$38,416,908

Shares issued in reinvestment of dividends and distributions	237,946	799,353	2,110,430	5,475,565

Shares redeemed	(3,637,616)	(3,313,892)	(33,658,119)	(24,663,780)

Net increase	691,122	2,684,734	$5,822,472	$19,228,693

Class I
Shares sold	927,764	1,165,276	$8,494,934	$8,741,454

Shares issued in reinvestment of dividends and distributions	58,364	170,957	542,153	1,171,057

Shares redeemed	(1,893,225)	(645,605)	(17,748,006)	(4,830,979)

Net increase (decrease)	(907,097)	690,628	$(8,710,919)	$5,081,532

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

2030 Retirement Strategy
Class A
Shares sold	3,498,617	6,638,793	$31,507,621	$50,586,794

Shares issued in reinvestment of dividends and distributions	146,707	546,423	1,296,883	3,704,751

Shares converted from Class B	6,754	5,468	59,931	37,375

Shares redeemed	(4,052,729)	(3,350,093)	(36,227,153)	(24,192,105)

Net increase (decrease)	(400,651)	3,840,591	$(3,362,718)	$30,136,815

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	145

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

2030 Retirement Strategy
Class B
Shares sold	15,393	25,162	$139,301	$188,452

Shares issued in reinvestment of dividends and distributions	1,497	9,433	13,117	63,481

Shares converted to Class A	(6,833)	(5,521)	(59,931)	(37,375)

Shares redeemed	(48,563)	(39,560)	(438,717)	(299,850)

Net decrease	(38,506)	(10,486)	$(346,230)	$(85,292)

Class C
Shares sold	219,881	360,430	$1,943,945	$2,591,736

Shares issued in reinvestment of dividends and distributions	5,016	21,029	43,940	141,522

Shares redeemed	(214,293)	(193,361)	(1,891,435)	(1,342,732)

Net increase	10,604	188,098	$96,450	$1,390,526

Advisor Class
Shares sold	385,933	539,703	$3,491,277	$4,116,307

Shares issued in reinvestment of dividends and distributions	16,941	42,115	150,268	286,383

Shares redeemed	(96,347)	(188,836)	(886,307)	(1,471,191)

Net increase	306,527	392,982	$2,755,238	$2,931,499

Class R
Shares sold	2,039,418	2,597,167	$18,367,656	$18,674,600

Shares issued in reinvestment of dividends and distributions	51,203	181,724	452,119	1,230,275

Shares redeemed	(1,653,294)	(1,361,079)	(14,791,272)	(9,909,310)

Net increase	437,327	1,417,812	$4,028,503	$9,995,565

146	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

2030 Retirement Strategy
Class K
Shares sold	4,283,568	5,357,037	$38,618,186	$37,879,355

Shares issued in reinvestment of dividends and distributions	197,468	559,643	1,745,619	3,799,979

Shares redeemed	(3,189,814)	(2,158,430)	(29,101,267)	(15,888,718)

Net increase	1,291,222	3,758,250	$11,262,538	$25,790,616

Class I
Shares sold	974,360	1,084,909	$8,782,400	$8,293,386

Shares issued in reinvestment of dividends and distributions	41,278	118,772	365,314	806,461

Shares redeemed	(1,529,085)	(634,323)	(14,072,044)	(4,702,992)

Net increase (decrease)	(513,447)	569,358	$(4,924,330)	$4,396,855

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

2035 Retirement Strategy
Class A
Shares sold	2,630,088	4,710,355	$23,542,933	$34,970,723

Shares issued in reinvestment of dividends and distributions	90,352	346,947	794,195	2,359,239
Shares converted from Class B	3,431	1,653	29,615	11,804

Shares redeemed	(3,026,432)	(2,304,135)	(27,107,180)	(16,699,200)

Net increase (decrease)	(302,561)	2,754,820	$(2,740,437)	$20,642,566

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	147

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

2035 Retirement Strategy
Class B
Shares sold	6,484	12,879	$56,891	$95,855

Shares issued in reinvestment of dividends and distributions	695	5,995	6,077	40,586

Shares converted to Class A	(3,466)	(1,667)	(29,615)	(11,804)

Shares redeemed	(22,212)	(23,010)	(202,994)	(163,546)

Net decrease	(18,499)	(5,803)	$(169,641)	$(38,909)

Class C
Shares sold	126,677	164,865	$1,123,658	$1,198,859

Shares issued in reinvestment of dividends and distributions	1,678	9,845	14,666	66,598

Shares redeemed	(70,016)	(99,945)	(625,101)	(707,989)

Net increase	58,339	74,765	$513,223	$557,468

Advisor Class
Shares sold	330,912	425,443	$2,954,950	$3,100,068

Shares issued in reinvestment of dividends and distributions	11,502	26,958	101,558	183,851

Shares redeemed	(127,124)	(66,269)	(1,162,560)	(473,585)

Net increase	215,290	386,132	$1,893,948	$2,810,334

Class R
Shares sold	1,543,314	1,640,454	$13,768,741	$11,635,510

Shares issued in reinvestment of dividends and distributions	27,098	106,701	236,832	721,302

Shares redeemed	(1,237,562)	(544,897)	(10,884,111)	(4,060,885)

Net increase	332,850	1,202,258	$3,121,462	$8,295,927

148	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

2035 Retirement Strategy
Class K
Shares sold	3,044,114	3,223,550	$27,270,239	$23,062,299

Shares issued in reinvestment of dividends and distributions	98,549	348,048	867,237	2,366,727

Shares redeemed	(2,240,914)	(1,441,443)	(20,259,111)	(10,865,714)

Net increase	901,749	2,130,155	$7,878,365	$14,563,312

Class I
Shares sold	645,322	809,649	$5,799,290	$5,971,646

Shares issued in reinvestment of dividends and distributions	26,114	73,619	230,060	501,346

Shares redeemed	(1,156,155)	(341,800)	(10,574,365)	(2,595,182)

Net increase (decrease)	(484,719)	541,468	$(4,545,015)	$3,877,810

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

2040 Retirement Strategy
Class A
Shares sold	2,394,200	4,792,526	$21,789,829	$37,345,163

Shares issued in reinvestment of dividends and distributions	72,417	285,144	651,034	1,978,903

Shares converted from Class B	2,205	1,256	20,216	8,905

Shares redeemed	(3,413,742)	(2,073,908)	(30,796,485)	(15,523,992)

Net increase (decrease)	(944,920)	3,005,018	$(8,335,406)	$23,808,979

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	149

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

2040 Retirement Strategy
Class B
Shares sold	7,757	20,464	$71,756	$156,768

Shares issued in reinvestment of dividends and distributions	636	4,870	5,674	33,650

Shares converted to Class A	(2,226)	(1,267)	(20,216)	(8,905)

Shares redeemed	(17,689)	(16,879)	(156,249)	(109,659)

Net increase (decrease)	(11,522)	7,188	$(99,035)	$71,854

Class C
Shares sold	153,787	212,093	$1,387,099	$1,546,272

Shares issued in reinvestment of dividends and distributions	1,746	8,912	15,591	61,582

Shares redeemed	(95,361)	(104,375)	(856,670)	(747,804)

Net increase	60,172	116,630	$546,020	$860,050

Advisor Class
Shares sold	379,078	387,315	$3,504,338	$2,862,061

Shares issued in reinvestment of dividends and distributions	10,206	21,766	92,154	151,714

Shares redeemed	(120,003)	(78,437)	(1,110,527)	(587,782)

Net increase	269,281	330,644	$2,485,965	$2,425,993

Class R
Shares sold	1,322,374	1,846,532	$12,022,358	$13,428,543

Shares issued in reinvestment of dividends and distributions	25,778	84,944	230,453	586,961

Shares redeemed	(1,072,437)	(790,160)	(9,715,193)	(5,803,274)

Net increase	275,715	1,141,316	$2,537,618	$8,212,230

150	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

2040 Retirement Strategy
Class K
Shares sold	2,645,948	3,174,072	$24,047,269	$22,807,462

Shares issued in reinvestment of dividends and distributions	78,409	196,831	703,330	1,366,011

Shares redeemed	(1,408,150)	(1,013,754)	(12,869,800)	(7,605,485)

Net increase	1,316,207	2,357,149	$11,880,799	$16,567,988

Class I
Shares sold	592,640	782,384	$5,410,587	$5,779,096

Shares issued in reinvestment of dividends and distributions	21,778	54,716	195,789	380,273

Shares redeemed	(857,541)	(406,890)	(7,994,425)	(3,124,362)

Net increase (decrease)	(243,123)	430,210	$(2,388,049)	$3,035,007

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

2045 Retirement Strategy
Class A
Shares sold	1,917,433	2,958,582	$17,163,198	$21,543,156

Shares issued in reinvestment of dividends and distributions	78,997	178,585	696,745	1,225,096

Shares converted from Class B	768	914	6,863	6,932

Shares redeemed	(1,935,900)	(1,556,974)	(17,355,596)	(11,455,569)

Net increase	61,298	1,581,107	$511,210	$11,319,615

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	151

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

2045 Retirement Strategy
Class B
Shares sold	3,415	11,532	$30,243	$86,398

Shares issued in reinvestment of dividends and distributions	421	1,563	3,676	10,634

Shares converted to Class A	(778)	(925)	(6,863)	(6,932)

Shares redeemed	(6,311)	(2,871)	(58,780)	(20,149)

Net increase (decrease)	(3,253)	9,299	$(31,724)	$69,951

Class C
Shares sold	106,299	156,573	$940,636	$1,169,394

Shares issued in reinvestment of dividends and distributions	1,687	6,203	14,745	42,181

Shares redeemed	(95,678)	(81,889)	(819,699)	(573,833)

Net increase	12,308	80,887	$135,682	$637,742

Advisor Class
Shares sold	332,294	381,179	$2,979,271	$2,728,128

Shares issued in reinvestment of dividends and distributions	12,189	15,525	107,998	106,965

Shares redeemed	(111,138)	(54,997)	(1,007,696)	(406,410)

Net increase	233,345	341,707	$2,079,573	$2,428,683

Class R
Shares sold	1,107,299	1,087,311	$9,887,167	$7,918,555

Shares issued in reinvestment of dividends and distributions	25,250	52,061	221,187	355,055

Shares redeemed	(650,267)	(309,587)	(5,750,255)	(2,366,187)

Net increase	482,282	829,785	$4,358,099	$5,907,423

152	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

2045 Retirement Strategy
Class K
Shares sold	1,765,820	1,879,848	$15,765,043	$13,420,490

Shares issued in reinvestment of dividends and distributions	62,256	107,633	547,232	736,207

Shares redeemed	(973,533)	(618,784)	(8,727,042)	(4,782,476)

Net increase	854,543	1,368,697	$7,585,233	$9,374,221

Class I
Shares sold	480,253	667,399	$4,274,167	$4,886,587

Shares issued in reinvestment of dividends and distributions	21,674	30,652	190,520	209,965

Shares redeemed	(857,520)	(191,536)	(7,910,604)	(1,445,729)

Net increase (decrease)	(355,593)	506,515	$(3,445,917)	$3,650,823

	Shares			Amount
	Year Ended August 31, 2010		Year Ended August 31, 2009	Year Ended August 31, 2010		Year Ended August 31, 2009

2050 Retirement Strategy
Class A
Shares sold	429,585		544,115	$3,252,158		$3,265,462

Shares issued in reinvestment of dividends and distributions	4,442		5,908	33,273		33,614

Shares converted from Class B	– 0	–	237	– 0	–	1,158

Shares redeemed	(305,872)		(152,176)	(2,289,036)		(863,393)

Net increase	128,155		398,084	$996,395		$2,436,841

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	153

Notes to Financial Statements

	Shares			Amount
	Year Ended August 31, 2010		Year Ended August 31, 2009	Year Ended August 31, 2010		Year Ended August 31, 2009

2050 Retirement Strategy
Class B
Shares sold	40		768	$300		$4,566

Shares issued in reinvestment of dividends and distributions	17		67	126		382

Shares converted to Class A	– 0	–	(238)	– 0	–	(1,158)

Shares redeemed	(10)		(9)	(75)		(50)

Net increase	47		588	$351		$3,740

Class C
Shares sold	17,352		11,982	$128,586		$71,337

Shares issued in reinvestment of dividends and distributions	98		187	732		1,059

Shares redeemed	(6,276)		(1,181)	(47,149)		(6,621)

Net increase	11,174		10,988	$82,169		$65,775

Advisor Class
Shares sold	166,829		137,084	$1,264,492		$826,691

Shares issued in reinvestment of dividends and distributions	2,612		1,749	19,645		9,967

Shares redeemed	(24,593)		(8,155)	(183,800)		(49,002)

Net increase	144,848		130,678	$1,100,337		$787,656

Class R
Shares sold	268,747		250,493	$2,032,496		$1,535,052

Shares issued in reinvestment of dividends and distributions	3,004		1,493	22,439		8,512

Shares redeemed	(146,892)		(63,955)	(1,109,066)		(418,251)

Net increase	124,859		188,031	$945,869		$1,125,313

154	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares			Amount
	Year Ended August 31, 2010		Year Ended August 31, 2009	Year Ended August 31, 2010		Year Ended August 31, 2009

2050 Retirement Strategy
Class K
Shares sold	713,670		960,790	$5,372,371		$5,490,991

Shares issued in reinvestment of dividends and distributions	9,520		3,527	71,210		20,107

Shares redeemed	(216,945)		(493,008)	(1,629,674)		(2,734,623)

Net increase	506,245		471,309	$3,813,907		$2,776,475

Class I
Shares sold	79,045		99,165	$597,858		$609,200

Shares issued in reinvestment of dividends and distributions	1,675		1,259	12,543		7,178

Shares redeemed	(93,068)		(14,448)	(706,085)		(88,998)

Net increase (decrease)	(12,348)		85,976	$(95,684)		$527,380

	Shares			Amount
	Year Ended August 31, 2010		Year Ended August 31, 2009	Year Ended August 31, 2010		Year Ended August 31, 2009

2055 Retirement Strategy
Class A
Shares sold	61,780		212,456	$459,012		$1,407,619

Shares issued in reinvestment of dividends and distributions	159		503	1,159		2,829

Shares redeemed	(38,680)		(153,502)	(287,378)		(945,552)

Net increase	23,259		59,457	$172,793		$464,896

Class B
Shares sold	451		1,101	$3,300		$6,239

Shares issued in reinvestment of dividends and distributions	– 0	–	7	– 0	–	38

Shares redeemed	(311)		(4)	(2,444)		(25)

Net increase	140		1,104	$856		$6,252

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	155

Notes to Financial Statements

Shares	Amount
Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

2055 Retirement Strategy
Class C
Shares sold	3,849	6,733	$27,996	$37,914

Shares issued in reinvestment of dividends and distributions	– 0	–	29	– 0	–	159

Shares redeemed	(337)	(8,268)	(2,437)	(50,120)

Net increase (decrease)	3,512	(1,506)	$25,559	$(12,047)

Advisor Class
Shares sold	48,524	45,872	$360,679	$263,579

Shares issued in reinvestment of dividends and distributions	192	109	1,411	619

Shares redeemed	(9,278)	(15,977)	(68,810)	(94,141)

Net increase	39,438	30,004	$293,280	$170,057

Class R
Shares sold	58,412	56,330	$418,820	$334,732

Shares issued in reinvestment of dividends and distributions	779	269	5,565	1,498

Shares redeemed	(27,534)	(45,911)	(198,986)	(259,349)

Net increase	31,657	10,688	$225,399	$76,881

Class K
Shares sold	284,754	224,054	$2,090,871	$1,306,560

Shares issued in reinvestment of dividends and distributions	3,335	1,243	23,946	6,949

Shares redeemed	(195,369)	(75,932)	(1,403,357)	(447,469)

Net increase	92,720	149,365	$711,460	$866,040

Class I
Shares sold	17,278	22,360	$122,622	$132,089

Shares issued in reinvestment of dividends and distributions	146	182	1,055	1,012

Shares redeemed	(35,902)	(1,114)	(260,707)	(6,964)

Net increase (decrease)	(18,478)	21,428	$(137,030)	$126,137

156	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—An Underlying Portfolio’s investments in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of an Underlying Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	157

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2010.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2010 and August 31, 2009 were as follows:

2000 Retirement Strategy	2010		2009
Distributions paid from:
Ordinary income	$581,968		$513,304
Long-term capital gains	– 0	–	400,895

Total distributions paid	$581,968		$914,199

2005 Retirement Strategy	2010		2009
Distributions paid from:
Ordinary income	$916,979		$1,300,009
Long-term capital gains	– 0	–	1,145,559

Total distributions paid	$916,979		$2,445,568

2010 Retirement Strategy	2010		2009
Distributions paid from:
Ordinary income	$3,516,656		$4,475,192
Long-term capital gains	– 0	–	5,366,714

Total distributions paid	$3,516,656		$9,841,906

2015 Retirement Strategy	2010		2009
Distributions paid from:
Ordinary income	$5,872,957		$6,190,510
Long-term capital gains	– 0	–	7,693,201

Total distributions paid	$5,872,957		$13,883,711

2020 Retirement Strategy	2010		2009
Distributions paid from:
Ordinary income	$6,750,498		$6,543,545
Long-term capital gains	– 0	–	10,144,067

Total distributions paid	$6,750,498		$16,687,612

158	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

2025 Retirement Strategy	2010		2009
Distributions paid from:
Ordinary income	$5,416,928		$4,757,391
Long-term capital gains	– 0	–	9,030,578

Total distributions paid	$5,416,928		$13,787,969

2030 Retirement Strategy	2010		2009
Distributions paid from:
Ordinary income	$4,073,052		$3,321,614
Long-term capital gains	– 0	–	6,716,514

Total distributions paid	$4,073,052		$10,038,128

2035 Retirement Strategy	2010		2009
Distributions paid from:
Ordinary income	$1,605,822		$1,873,379
Long-term capital gains	646,799		4,371,046

Total distributions paid	$2,252,621		$6,244,425

2040 Retirement Strategy	2010		2009
Distributions paid from:
Ordinary income	$1,324,726		$1,449,693
Long-term capital gains	572,511		3,111,011

Total distributions paid	$1,897,237		$4,560,704

2045 Retirement Strategy	2010		2009
Distributions paid from:
Ordinary income	$1,211,700		$841,513
Long-term capital gains	570,874		1,845,722

Total distributions paid	$1,782,574		$2,687,235

2050 Retirement Strategy	2010		2009
Distributions paid from:
Ordinary income	$160,349		$81,171
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$160,349		$81,171

2055 Retirement Strategy	2010		2009
Distributions paid from:
Ordinary income	$33,387		$13,321
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$33,387		$13,321

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	159

Notes to Financial Statements

As of August 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Strategy	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital and Other Gains (Losses)(b)	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
2000	$268,843	$	– 0 –	$(2,614,428)	$453,470	$(1,892,115)
2005	223,554	– 0 –	(7,769,727)	(1,328,840)	(8,875,013)
2010	1,125,948	– 0 –	(26,549,422)	(12,820,977)	(38,244,451)
2015	1,928,399	– 0 –	(36,789,664)	(24,540,112)	(59,401,377)
2020	2,311,524	– 0 –	(45,336,256)	(38,850,627)	(81,875,359)
2025	1,789,869	– 0 –	(29,715,962)	(45,638,895)	(73,564,988)
2030	1,175,695	– 0 –	(19,096,036)	(41,735,715)	(59,656,056)
2035	1,132,215	– 0 –	(9,709,188)	(31,903,255)	(40,480,228)
2040	1,027,993	– 0 –	(4,573,375)	(26,536,155)	(30,081,537)
2045	312,433	– 0 –	(1,200,698)	(16,161,138)	(17,049,403)
2050	172,122	– 0 –	– 0	–	335,507	507,629
2055	19,297	– 0 –	(92,580)	(106,081)	(179,364)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(b)

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Strategy’s next taxable year. 2000, 2005, 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, and 2055 Retirement Strategies elect to defer $1,139,146, $3,948,376, $17,527,033, $30,080,731, $34,080,205, $29,138,915, $15,108,532, $8,740,665, $2,798,139, $1,181,344 and $15,053, respectively, of capital losses that are deemed to arise in the next taxable year. Additionally, on August 31, 2010, certain Retirement Strategies had capital loss carryovers for federal income tax purposes.

On August 31, 2010, the following Retirement Strategies had capital loss carryovers for federal income tax purposes which will expire in the years shown below:

	Capital Losses Expiring in 2017		Capital Losses Expiring in 2018	Total Capital Losses
2000 Retirement Strategy	$94,755		$1,380,527	$1,475,282
2005 Retirement Strategy	– 0	–	3,821,351	3,821,351
2010 Retirement Strategy	181,777		8,840,612	9,022,389
2015 Retirement Strategy	242,201		6,466,732	6,708,933
2020 Retirement Strategy	297,110		10,958,941	11,256,051
2025 Retirement Strategy	– 0	–	577,047	577,047
2030 Retirement Strategy	23,961		3,963,543	3,987,504
2035 Retirement Strategy	– 0	–	968,523	968,523
2040 Retirement Strategy	– 0	–	1,775,236	1,775,236
2045 Retirement Strategy	– 0	–	19,354	19,354
2055 Retirement Strategy	4,078		73,449	77,527

2050 Retirement Strategy utilized $19,921 of its capital loss carryforwards to offset current year net realized gains.

160	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

Permanent differences have no effect on net assets. The effect of such permanent differences on each Strategy, due to dividend redesignations, are reflected as an adjustment to the components of capital as of August 31, 2010 as show below:

	Increase (Decrease) to Additional Paid-in Capital			Increase (Decrease) to Undistributed Net Investment Income (Loss)			Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investments
2000	$	– 0	–	$	– 0	–	$	– 0	–
2005		– 0	–		– 0	–		– 0	–
2010		– 0	–		– 0	–		– 0	–
2015		– 0	–		– 0	–		– 0	–
2020		– 0	–		– 0	–		– 0	–
2025		– 0	–		– 0	–		– 0	–
2030		– 0	–		– 0	–		– 0	–
2035		– 0	–		(67,942)			67,942
2040		– 0	–		(32,478)			32,478
2045		– 0	–		(37,738)			37,738
2050		– 0	–		– 0	–		– 0	–
2055		– 0	–		– 0	–		– 0	–

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	161

Notes to Financial Statements

SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Change of Independent Registered Public Accounting Firm

On May 5, 2010, Ernst & Young LLP (“E&Y”) was selected as the Strategies’ independent registered public accounting firm for the 2010 fiscal year. A majority of the Strategies’ Board of Directors, including a majority of the Independent Directors, approved the appointment of E&Y. The predecessor independent registered public accounting firm’s reports on the Strategies’ financial statements for each of the years ended August 31, 2009 and 2008 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through May 5, 2010, there were no disagreements between the Strategies and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

162	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class A
	Year Ended August 31,
	2010		2009	2008	2007		2006

Net asset value, beginning of period	$ 9.35		$ 10.58	$ 11.73	$ 10.88		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.18		.26	.44	.31		.15
Net realized and unrealized gain (loss) on investment transactions	.57		(1.10)	(1.07)	.80		.73

Net increase (decrease) in net asset value from operations	.75		(.84)	(.63)	1.11		.88

Less: Dividends and Distributions
Dividends from net investment income	(.20)		(.21)	(.36)	(.23)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.18)	(.16)	(.03)		– 0	–

Total dividends and distributions	(.20)		(.39)	(.52)	(.26)		– 0	–

Net asset value, end of period	$ 9.90		$ 9.35	$ 10.58	$ 11.73		$ 10.88

Total Return
Total investment return based on net asset value(c)	8.07%		(7.29)%	(5.59)%	10.32%		8.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,422		$6,608	$5,952	$5,462		$938
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.82	%(e)	.82%	.82%	.92	%(f)	1.05	%(f)
Expenses, before waivers/reimbursements(d)	2.25	%(e)	2.64%	2.77%	8.86	%(f)	104.94	%(f)
Net investment income(b)	1.81	%(e)	3.14%	3.87%	2.82%		1.73%
Portfolio turnover rate	41%		40%	66%	99%		51%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	163

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class B
	Year Ended August 31,
	2010		2009	2008	2007		2006

Net asset value, beginning of period	$ 9.22		$ 10.41	$ 11.60	$ 10.81		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.09		.23	.35	.20		.14
Net realized and unrealized gain (loss) on investment transactions	.58		(1.11)	(1.04)	.81		.67

Net increase (decrease) in net asset value from operations	.67		(.88)	(.69)	1.01		.81

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.13)	(.34)	(.19)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.18)	(.16)	(.03)		– 0	–

Total dividends and distributions	(.13)		(.31)	(.50)	(.22)		– 0	–

Net asset value, end of period	$ 9.76		$ 9.22	$ 10.41	$ 11.60		$ 10.81

Total Return
Total investment return based on net asset value(c)	7.30%		(8.02)%	(6.21)%	9.45%		8.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$169		$88	$180	$184		$29
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.52	%(e)	1.52%	1.52%	1.59	%(f)	1.75	%(f)
Expenses, before waivers/reimbursements(d)	3.03	%(e)	3.43%	3.50%	7.63	%(f)	169.75	%(f)
Net investment income(b)	.90	%(e)	2.75%	3.14%	1.74%		1.40%
Portfolio turnover rate	41%		40%	66%	99%		51%

See footnote summary on page 247.

164	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class C
	Year Ended August 31,
	2010		2009	2008	2007		2006

Net asset value, beginning of period	$ 9.22		$ 10.41	$ 11.60	$ 10.81		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.11		.23	.36	.19		.11
Net realized and unrealized gain (loss) on investment transactions	.56		(1.11)	(1.05)	.82		.70

Net increase (decrease) in net asset value from operations	.67		(.88)	(.69)	1.01		.81

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.13)	(.34)	(.19)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.18)	(.16)	(.03)		– 0	–

Total dividends and distributions	(.13)		(.31)	(.50)	(.22)		– 0	–

Net asset value, end of period	$ 9.76		$ 9.22	$ 10.41	$ 11.60		$ 10.81

Total Return
Total investment return based on net asset value(c)	7.30%		(8.02)%	(6.21)%	9.45%		8.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$823		$882	$1,327	$425		$34
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.52	%(e)	1.52%	1.52%	1.60	%(f)	1.75	%(f)
Expenses, before waivers/reimbursements(d)	2.97	%(e)	3.36%	3.42%	9.09	%(f)	172.05	%(f)
Net investment income(b)	1.10	%(e)	2.71%	3.11%	1.86%		1.10%
Portfolio turnover rate	41%		40%	66%	99%		51%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	165

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2010		2009	2008	2007		2006

Net asset value, beginning of period	$ 9.39		$ 10.63	$ 11.78	$ 10.92		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.19		.31	.45	.38		.27
Net realized and unrealized gain (loss) on investment transactions	.60		(1.13)	(1.05)	.76		.65

Net increase (decrease) in net asset value from operations	.79		(.82)	(.60)	1.14		.92

Less: Dividends and Distributions
Dividends from net investment income	(.23)		(.24)	(.39)	(.25)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.18)	(.16)	(.03)		– 0	–

Total dividends and distributions	(.23)		(.42)	(.55)	(.28)		– 0	–

Net asset value, end of period	$ 9.95		$ 9.39	$ 10.63	$ 11.78		$ 10.92

Total Return
Total investment return based on net asset value(c)	8.43%		(7.01)%	(5.39)%	10.52%		9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$742		$521	$553	$13		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.52	%(e)	.52%	.52%	.65	%(f)	.75	%(f)
Expenses, before waivers/reimbursements(d)	1.95	%(e)	2.32%	2.35%	9.96	%(f)	189.29	%(f)
Net investment income(b)	1.90	%(e)	3.57%	3.78%	3.32%		2.61%
Portfolio turnover rate	41%		40%	66%	99%		51%

See footnote summary on page 247.

166	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class R
	Year Ended August 31,
	2010		2009	2008	2007		2006

Net asset value, beginning of period	$ 9.24		$ 10.46	$ 11.54	$ 10.87		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.14		.20	.49	.17		.22
Net realized and unrealized gain (loss) on investment transactions	.58		(1.04)	(1.13)	.89		.65

Net increase (decrease) in net asset value from operations	.72		(.84)	(.64)	1.06		.87

Less: Dividends and Distributions
Dividends from net investment income	(.20)		(.20)	(.28)	(.36)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.18)	(.16)	(.03)		– 0	–

Total dividends and distributions	(.20)		(.38)	(.44)	(.39)		– 0	–

Net asset value, end of period	$ 9.76		$ 9.24	$ 10.46	$ 11.54		$ 10.87

Total Return
Total investment return based on net asset value(c)	7.81%		(7.46)%	(5.78)%	9.85%		8.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,600		$1,437	$350	$381		$12
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02	%(e)	1.02%	1.02%	1.06	%(f)	1.25	%(f)
Expenses, before waivers/reimbursements(d)	2.38	%(e)	2.69%	2.91%	6.87	%(f)	180.27	%(f)
Net investment income(b)	1.47	%(e)	2.39%	3.27%	1.85%		2.10%
Portfolio turnover rate	41%		40%	66%	99%		51%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	167

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class K
	Year Ended August 31,
	2010		2009	2008	2007		2006

Net asset value, beginning of period	$ 9.17		$ 10.40	$ 11.55	$ 10.89		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.17		.26	.38	.20		.23
Net realized and unrealized gain (loss) on investment transactions	.57		(1.08)	(.98)	.91		.66

Net increase (decrease) in net asset value from operations	.74		(.82)	(.60)	1.11		.89

Less: Dividends and Distributions
Dividends from net investment income	(.22)		(.23)	(.39)	(.42)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.18)	(.16)	(.03)		– 0	–

Total dividends and distributions	(.22)		(.41)	(.55)	(.45)		– 0	–

Net asset value, end of period	$ 9.69		$ 9.17	$ 10.40	$ 11.55		$ 10.89

Total Return
Total investment return based on net asset value(c)	8.06%		(7.27)%	(5.50)%	10.31%		8.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,245		$14,477	$14,183	$5,041		$19
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.77	%(e)	.77%	.77%	.83	%(f)	1.00	%(f)
Expenses, before waivers/reimbursements(d)	2.11	%(e)	2.42%	2.63%	4.40	%(f)	167.47	%(f)
Net investment income(b)	1.79	%(e)	3.18%	3.40%	1.83%		2.27%
Portfolio turnover rate	41%		40%	66%	99%		51%

See footnote summary on page 247.

168	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class I
	Year Ended August 31,
	2010		2009	2008	2007		2006

Net asset value, beginning of period	$ 9.20		$ 10.44	$ 11.60	$ 10.92		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.22		.23	.48	.22		.27
Net realized and unrealized gain (loss) on investment transactions	.56		(1.03)	(1.06)	.90		.65

Net increase (decrease) in net asset value from operations	.78		(.80)	(.58)	1.12		.92

Less: Dividends and Distributions
Dividends from net investment income	(.25)		(.26)	(.42)	(.41)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.18)	(.16)	(.03)		– 0	–

Total dividends and distributions	(.25)		(.44)	(.58)	(.44)		– 0	–

Net asset value, end of period	$ 9.73		$ 9.20	$ 10.44	$ 11.60		$ 10.92

Total Return
Total investment return based on net asset value(c)	8.48%		(7.00)%	(5.28)%	10.43%		9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,402		$1,981	$768	$681		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.52	%(e)	.52%	.52%	.55	%(f)	.75	%(f)
Expenses, before waivers/reimbursements(d)	1.79	%(e)	2.06%	2.35%	7.92	%(f)	180.50	%(f)
Net investment income(b)	2.20	%(e)	2.68%	4.20%	2.09%		2.61%
Portfolio turnover rate	41%		40%	66%	99%		51%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	169

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class A
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.84		$ 10.35	$ 11.78	$ 10.92	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.16		.26	.41	.29	.13
Net realized and unrealized gain (loss) on investment transactions	.56		(1.27)	(1.24)	.87	.79

Net increase (decrease) in net asset value from operations	.72		(1.01)	(.83)	1.16	.92

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.27)	(.35)	(.27)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.23)	(.25)	(.03)	– 0	–

Total dividends and distributions	(.19)		(.50)	(.60)	(.30)	– 0	–

Net asset value, end of period	$ 9.37		$ 8.84	$ 10.35	$ 11.78	$ 10.92

Total Return
Total investment return based on net asset value(c)	8.16%		(8.92)%	(7.39)%	10.69%	9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,043		$23,328	$18,835	$13,775	$3,898
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.88	%(e)	.88%	.88%	.95%	1.03%
Expenses, before waivers/reimbursements(d)	1.72	%(e)	1.79%	1.85%	3.16%	13.72%
Net investment income(b)	1.75	%(e)	3.20%	3.66%	2.45%	1.36%
Portfolio turnover rate	34%		43%	29%	45%	44%

See footnote summary on page 247.

170	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class B
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.76		$ 10.20	$ 11.66	$ 10.84	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.10		.19	.33	.23	.05
Net realized and unrealized gain (loss) on investment transactions	.55		(1.23)	(1.23)	.85	.79

Net increase (decrease) in net asset value from operations	.65		(1.04)	(.90)	1.08	.84

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.17)	(.31)	(.23)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.23)	(.25)	(.03)	– 0	–

Total dividends and distributions	(.11)		(.40)	(.56)	(.26)	– 0	–

Net asset value, end of period	$ 9.30		$ 8.76	$ 10.20	$ 11.66	$ 10.84

Total Return
Total investment return based on net asset value(c)	7.43%		(9.52)%	(8.08)%	10.01%	8.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$410		$527	$569	$604	$357
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.58	%(e)	1.58%	1.58%	1.66%	1.73%
Expenses, before waivers/reimbursements(d)	2.44	%(e)	2.52%	2.56%	4.03%	19.10%
Net investment income(b)	1.08	%(e)	2.45%	2.96%	2.01%	.49%
Portfolio turnover rate	34%		43%	29%	45%	44%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	171

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class C
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.75		$ 10.19	$ 11.64	$ 10.83	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.10		.20	.39	.10	.07
Net realized and unrealized gain (loss) on investment transactions	.54		(1.24)	(1.28)	.97	.76

Net increase (decrease) in net asset value from operations	.64		(1.04)	(.89)	1.07	.83

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.17)	(.31)	(.23)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.23)	(.25)	(.03)	– 0	–

Total dividends and distributions	(.11)		(.40)	(.56)	(.26)	– 0	–

Net asset value, end of period	$ 9.28		$ 8.75	$ 10.19	$ 11.64	$ 10.83

Total Return
Total investment return based on net asset value(c)	7.32%		(9.53)%	(8.01)%	9.92%	8.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$351		$958	$898	$2,228	$167
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.58	%(e)	1.58%	1.58%	1.63%	1.73%
Expenses, before waivers/reimbursements(d)	2.43	%(e)	2.51%	2.57%	3.83%	22.53%
Net investment income(b)	1.10	%(e)	2.48%	3.49%	1.01%	.73%
Portfolio turnover rate	34%		43%	29%	45%	44%
See footnote summary on page 247.

172	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.89		$ 10.40	$ 11.82	$ 10.95	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.19		.26	.39	.15	.20
Net realized and unrealized gain (loss) on investment transactions	.56		(1.25)	(1.18)	1.04	.75

Net increase (decrease) in net asset value from operations	.75		(.99)	(.79)	1.19	.95

Less: Dividends and Distributions
Dividends from net investment income	(.22)		(.29)	(.38)	(.29)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.23)	(.25)	(.03)	– 0	–

Total dividends and distributions	(.22)		(.52)	(.63)	(.32)	– 0	–

Net asset value, end of period	$ 9.42		$ 8.89	$ 10.40	$ 11.82	$ 10.95

Total Return
Total investment return based on net asset value(c)	8.41%		(8.62)%	(7.08)%	10.94%	9.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$697		$600	$381	$162	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.58	%(e)	.58%	.58%	.61%	.73%
Expenses, before waivers/reimbursements(d)	1.42	%(e)	1.51%	1.54%	2.47%	45.94%
Net investment income(b)	2.00	%(e)	3.26%	3.48%	1.49%	1.87%
Portfolio turnover rate	34%		43%	29%	45%	44%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	173

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class R
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.80		$ 10.27	$ 11.72	$ 10.89	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.14		.23	.37	.08	.13
Net realized and unrealized gain (loss) on investment transactions	.55		(1.24)	(1.22)	1.05	.76

Net increase (decrease) in net asset value from operations	.69		(1.01)	(.85)	1.13	.89

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.23)	(.35)	(.27)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.23)	(.25)	(.03)	– 0	–

Total dividends and distributions	(.17)		(.46)	(.60)	(.30)	– 0	–

Net asset value, end of period	$ 9.32		$ 8.80	$ 10.27	$ 11.72	$ 10.89

Total Return
Total investment return based on net asset value(c)	7.87%		(9.02)%	(7.61)%	10.46%	8.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,113		$3,259	$3,475	$3,593	$28
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.08	%(e)	1.08%	1.08%	1.09%	1.23%
Expenses, before waivers/reimbursements(d)	1.98	%(e)	2.06%	2.08%	3.24%	34.65%
Net investment income(b)	1.52	%(e)	2.97%	3.38%	.63%	1.26%
Portfolio turnover rate	34%		43%	29%	45%	44%

See footnote summary on page 247.

174	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class K
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.83		$ 10.33	$ 11.75	$ 10.91	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.17		.26	.34	.14	.18
Net realized and unrealized gain (loss) on investment transactions	.55		(1.27)	(1.16)	1.03	.73

Net increase (decrease) in net asset value from operations	.72		(1.01)	(.82)	1.17	.91

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.26)	(.35)	(.30)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.23)	(.25)	(.03)	– 0	–

Total dividends and distributions	(.19)		(.49)	(.60)	(.33)	– 0	–

Net asset value, end of period	$ 9.36		$ 8.83	$ 10.33	$ 11.75	$ 10.91

Total Return
Total investment return based on net asset value(c)	8.20%		(8.85)%	(7.31)%	10.85%	9.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,259		$14,088	$18,597	$6,734	$164
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.83	%(e)	.83%	.83%	.87%	.98%
Expenses, before waivers/reimbursements(d)	1.72	%(e)	1.76%	1.82%	2.45%	16.01%
Net investment income(b)	1.85	%(e)	3.25%	3.15%	1.27%	1.80%
Portfolio turnover rate	34%		43%	29%	45%	44%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	175

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class I
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.86		$ 10.36	$ 11.79	$ 10.95	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.22		.27	.46	.22	.19
Net realized and unrealized gain (loss) on investment transactions	.53		(1.25)	(1.25)	.97	.76

Net increase (decrease) in net asset value from operations	.75		(.98)	(.79)	1.19	.95

Less: Dividends and Distributions
Dividends from net investment income	(.22)		(.29)	(.39)	(.32)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.23)	(.25)	(.03)	– 0	–

Total dividends and distributions	(.22)		(.52)	(.64)	(.35)	– 0	–

Net asset value, end of period	$ 9.39		$ 8.86	$ 10.36	$ 11.79	$ 10.95

Total Return
Total investment return based on net asset value(c)	8.50%		(8.55)%	(7.11)%	10.94%	9.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$401		$1,655	$1,723	$1,398	$12
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.58	%(e)	.58%	.58%	.58%	.73%
Expenses, before waivers/reimbursements(d)	1.39	%(e)	1.42%	1.49%	2.84%	45.07%
Net investment income(b)	2.34	%(e)	3.34%	3.97%	1.48%	1.86%
Portfolio turnover rate	34%		43%	29%	45%	44%

See footnote summary on page 247.

176	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class A
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.67		$ 10.53	$ 12.00	$ 11.00	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.16		.23	.38	.27	.13
Net realized and unrealized gain (loss) on investment transactions	.51		(1.53)	(1.36)	1.00	.87

Net increase (decrease) in net asset value from operations	.67		(1.30)	(.98)	1.27	1.00

Less: Dividends and Distributions
Dividends from net investment income	(.18)		(.25)	(.33)	(.25)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.31)	(.16)	(.02)	– 0	–

Total dividends and distributions	(.18)		(.56)	(.49)	(.27)	– 0	–

Net asset value, end of period	$ 9.16		$ 8.67	$ 10.53	$ 12.00	$ 11.00

Total Return
Total investment return based on net asset value(c)	7.73%		(11.23)%	(8.48)%	11.64%	10.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$56,196		$66,020	$71,541	$47,201	$9,180
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.91	%(e)	.90%	.90%	.99%	1.13%
Expenses, before waivers/reimbursements(d)	1.20	%(e)	1.30%	1.15%	1.65%	8.18%
Net investment income(b)	1.73	%(e)	3.00%	3.31%	2.28%	1.39%
Portfolio turnover rate	36%		20%	31%	25%	7%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	177

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class B
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.59		$ 10.43	$ 11.88	$ 10.92	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.10		.18	.30	.19	.05
Net realized and unrealized gain (loss) on investment transactions	.51		(1.53)	(1.33)	.99	.87

Net increase (decrease) in net asset value from operations	.61		(1.35)	(1.03)	1.18	.92

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.18)	(.26)	(.20)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.31)	(.16)	(.02)	– 0	–

Total dividends and distributions	(.12)		(.49)	(.42)	(.22)	– 0	–

Net asset value, end of period	$ 9.08		$ 8.59	$ 10.43	$ 11.88	$ 10.92

Total Return
Total investment return based on net asset value(c)	7.13%		(12.01)%	(9.00)%	10.86%	9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$685		$960	$1,219	$1,043	$622
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.61	%(e)	1.60%	1.60%	1.71%	1.83%
Expenses, before waivers/reimbursements(d)	1.94	%(e)	2.03%	1.86%	2.42%	9.35%
Net investment income(b)	1.09	%(e)	2.36%	2.63%	1.58%	.47%
Portfolio turnover rate	36%		20%	31%	25%	7%

See footnote summary on page 247.

178	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class C
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.59		$ 10.42	$ 11.89	$ 10.92	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.09		.19	.31	.18	.03
Net realized and unrealized gain (loss) on investment transactions	.51		(1.53)	(1.36)	1.01	.89

Net increase (decrease) in net asset value from operations	.60		(1.34)	(1.05)	1.19	.92

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.18)	(.26)	(.20)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.31)	(.16)	(.02)	– 0	–

Total dividends and distributions	(.12)		(.49)	(.42)	(.22)	– 0	–

Net asset value, end of period	$ 9.07		$ 8.59	$ 10.42	$ 11.89	$ 10.92

Total Return
Total investment return based on net asset value(c)	7.02%		(11.93)%	(9.16)%	10.95%	9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,016		$1,873	$2,420	$2,247	$899
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.61	%(e)	1.60%	1.60%	1.69%	1.83%
Expenses, before waivers/reimbursements(d)	1.93	%(e)	2.02%	1.86%	2.35%	8.39%
Net investment income(b)	.96	%(e)	2.48%	2.77%	1.50%	.28%
Portfolio turnover rate	36%		20%	31%	25%	7%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	179

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.71		$ 10.59	$ 12.06	$ 11.02	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.19		.26	.43	.29	.19
Net realized and unrealized gain (loss) on investment transactions	.52		(1.55)	(1.38)	1.04	.83

Net increase (decrease) in net asset value from operations	.71		(1.29)	(.95)	1.33	1.02

Less: Dividends and Distributions
Dividends from net investment income	(.21)		(.28)	(.36)	(.27)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.31)	(.16)	(.02)	– 0	–

Total dividends and distributions	(.21)		(.59)	(.52)	(.29)	– 0	–

Net asset value, end of period	$ 9.21		$ 8.71	$ 10.59	$ 12.06	$ 11.02

Total Return
Total investment return based on net asset value(c)	8.11%		(11.04)%	(8.25)%	12.12%	10.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,461		$12,735	$13,164	$710	$272
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.61	%(e)	.60%	.60%	.69%	.83%
Expenses, before waivers/reimbursements(d)	.90	%(e)	1.00%	.85%	1.36%	9.17%
Net investment income(b)	2.00	%(e)	3.31%	3.59%	2.44%	1.93%
Portfolio turnover rate	36%		20%	31%	25%	7%

See footnote summary on page 247.

180	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class R
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.65		$ 10.50	$ 11.98	$ 10.98	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.14		.21	.34	.11	.09
Net realized and unrealized gain (loss) on investment transactions	.52		(1.52)	(1.34)	1.14	.89

Net increase (decrease) in net asset value from operations	.66		(1.31)	(1.00)	1.25	.98

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.23)	(.32)	(.23)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.31)	(.16)	(.02)	– 0	–

Total dividends and distributions	(.17)		(.54)	(.48)	(.25)	– 0	–

Net asset value, end of period	$ 9.14		$ 8.65	$ 10.50	$ 11.98	$ 10.98

Total Return
Total investment return based on net asset value(c)	7.57%		(11.50)%	(8.70)%	11.47%	9.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,197		$14,210	$11,039	$5,428	$142
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.11	%(e)	1.10%	1.10%	1.15%	1.33%
Expenses, before waivers/reimbursements(d)	1.52	%(e)	1.57%	1.54%	1.87%	11.87%
Net investment income(b)	1.49	%(e)	2.68%	2.99%	.90%	1.01%
Portfolio turnover rate	36%		20%	31%	25%	7%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	181

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class K
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.69		$ 10.54	$ 12.01	$ 11.00	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.16		.23	.39	.18	.13
Net realized and unrealized gain (loss) on investment transactions	.52		(1.52)	(1.37)	1.11	.87

Net increase (decrease) in net asset value from operations	.68		(1.29)	(.98)	1.29	1.00

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.25)	(.33)	(.26)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.31)	(.16)	(.02)	– 0	–

Total dividends and distributions	(.19)		(.56)	(.49)	(.28)	– 0	–

Net asset value, end of period	$ 9.18		$ 8.69	$ 10.54	$ 12.01	$ 11.00

Total Return
Total investment return based on net asset value(c)	7.77%		(11.20)%	(8.46)%	11.80%	10.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$66,383		$62,515	$62,033	$37,059	$1,988
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.86	%(e)	.85%	.85%	.93%	1.08%
Expenses, before waivers/reimbursements(d)	1.21	%(e)	1.25%	1.24%	1.59%	7.99%
Net investment income(b)	1.75	%(e)	2.96%	3.36%	1.75%	1.28%
Portfolio turnover rate	36%		20%	31%	25%	7%

See footnote summary on page 247.

182	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class I
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.71		$ 10.59	$ 12.05	$ 11.03	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.20		.26	.38	.18	.11
Net realized and unrealized gain (loss) on investment transactions	.51		(1.55)	(1.33)	1.14	.92

Net increase (decrease) in net asset value from operations	.71		(1.29)	(.95)	1.32	1.03

Less: Dividends and Distributions
Dividends from net investment income	(.21)		(.28)	(.35)	(.28)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.31)	(.16)	(.02)	– 0	–

Total dividends and distributions	(.21)		(.59)	(.51)	(.30)	– 0	–

Net asset value, end of period	$ 9.21		$ 8.71	$ 10.59	$ 12.05	$ 11.03

Total Return
Total investment return based on net asset value(c)	8.20%		(11.10)%	(8.18)%	12.04%	10.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,966		$13,571	$17,024	$11,154	$181
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.61	%(e)	.60%	.60%	.64%	.83%
Expenses, before waivers/reimbursements(d)	.88	%(e)	.91%	.90%	1.29%	13.40%
Net investment income(b)	2.18	%(e)	3.39%	3.28%	1.56%	1.21%
Portfolio turnover rate	36%		20%	31%	25%	7%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	183

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class A
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.64		$ 10.60	$ 12.25	$ 11.09	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.15		.20	.37	.26	.11
Net realized and unrealized gain (loss) on investment transactions	.47		(1.66)	(1.60)	1.14	.98

Net increase (decrease) in net asset value from operations	.62		(1.46)	(1.23)	1.40	1.09

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.22)	(.32)	(.23)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.28)	(.10)	(.01)	– 0	–

Total dividends and distributions	(.17)		(.50)	(.42)	(.24)	– 0	–

Net asset value, end of period	$ 9.09		$ 8.64	$ 10.60	$ 12.25	$ 11.09

Total Return
Total investment return based on net asset value(c)	7.16%		(12.80)%	(10.35)%	12.75%	10.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$90,837		$95,400	$91,231	$66,921	$8,277
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.95	%(e)	.94%	.94%	1.02%	1.13%
Expenses, before waivers/reimbursements(d)	1.15	%(e)	1.18%	1.10%	1.42%	8.93%
Net investment income(b)	1.66	%(e)	2.69%	3.21%	2.12%	1.12%
Portfolio turnover rate	38%		16%	6%	13%	12%

See footnote summary on page 247.

184	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class B
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.56		$ 10.49	$ 12.14	$ 11.02	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.09		.16	.29	.18	.05
Net realized and unrealized gain (loss) on investment transactions	.46		(1.66)	(1.59)	1.13	.97

Net increase (decrease) in net asset value from operations	.55		(1.50)	(1.30)	1.31	1.02

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.15)	(.25)	(.18)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.28)	(.10)	(.01)	– 0	–

Total dividends and distributions	(.11)		(.43)	(.35)	(.19)	– 0	–

Net asset value, end of period	$ 9.00		$ 8.56	$ 10.49	$ 12.14	$ 11.02

Total Return
Total investment return based on net asset value(c)	6.42%		(13.46)%	(11.00)%	11.96%	10.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,151		$2,416	$3,445	$3,487	$1,207
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.65	%(e)	1.64%	1.64%	1.72%	1.83%
Expenses, before waivers/reimbursements(d)	1.88	%(e)	1.92%	1.81%	2.12%	10.01%
Net investment income(b)	.93	%(e)	2.17%	2.57%	1.49%	.48%
Portfolio turnover rate	38%		16%	6%	13%	12%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	185

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class C
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.56		$ 10.49	$ 12.14	$ 11.02	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.08		.15	.30	.13	.07
Net realized and unrealized gain (loss) on investment transactions	.47		(1.65)	(1.60)	1.18	.95

Net increase (decrease) in net asset value from operations	.55		(1.50)	(1.30)	1.31	1.02

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.15)	(.25)	(.18)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.28)	(.10)	(.01)	– 0	–

Total dividends and distributions	(.11)		(.43)	(.35)	(.19)	– 0	–

Net asset value, end of period	$ 9.00		$ 8.56	$ 10.49	$ 12.14	$ 11.02

Total Return
Total investment return based on net asset value(c)	6.42%		(13.46)%	(11.00)%	11.96%	10.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,258		$2,912	$2,705	$2,356	$378
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.65	%(e)	1.64%	1.64%	1.70%	1.83%
Expenses, before waivers/reimbursements(d)	1.88	%(e)	1.92%	1.81%	2.05%	10.90%
Net investment income(b)	.91	%(e)	2.01%	2.61%	1.06%	.68%
Portfolio turnover rate	38%		16%	6%	13%	12%

See footnote summary on page 247.

186	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.69		$ 10.67	$ 12.32	$ 11.13	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.18		.23	.33	.28	.07
Net realized and unrealized gain (loss) on investment transactions	.48		(1.69)	(1.53)	1.17	1.06

Net increase (decrease) in net asset value from operations	.66		(1.46)	(1.20)	1.45	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.20)		(.24)	(.35)	(.25)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.28)	(.10)	(.01)	– 0	–

Total dividends and distributions	(.20)		(.52)	(.45)	(.26)	– 0	–

Net asset value, end of period	$ 9.15		$ 8.69	$ 10.67	$ 12.32	$ 11.13

Total Return
Total investment return based on net asset value(c)	7.53%		(12.60)%	(10.10)%	13.11%	11.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,781		$12,387	$9,945	$726	$124
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.65	%(e)	.64%	.64%	.69%	.83%
Expenses, before waivers/reimbursements(d)	.85	%(e)	.88%	.82%	.99%	24.93%
Net investment income(b)	1.95	%(e)	2.96%	2.87%	2.15%	.90%
Portfolio turnover rate	38%		16%	6%	13%	12%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	187

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class R
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.61		$ 10.56	$ 12.22	$ 11.07	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.13		.18	.30	.14	.10
Net realized and unrealized gain (loss) on investment transactions	.47		(1.65)	(1.55)	1.24	.97

Net increase (decrease) in net asset value from operations	.60		(1.47)	(1.25)	1.38	1.07

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.20)	(.31)	(.22)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.28)	(.10)	(.01)	– 0	–

Total dividends and distributions	(.15)		(.48)	(.41)	(.23)	– 0	–

Net asset value, end of period	$ 9.06		$ 8.61	$ 10.56	$ 12.22	$ 11.07

Total Return
Total investment return based on net asset value(c)	6.94%		(13.00)%	(10.59)%	12.56%	10.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,765		$29,635	$24,178	$9,928	$410
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.15	%(e)	1.14%	1.14%	1.18%	1.33%
Expenses, before waivers/reimbursements(d)	1.48	%(e)	1.49%	1.49%	1.76%	9.30%
Net investment income(b)	1.38	%(e)	2.42%	2.67%	1.21%	.98%
Portfolio turnover rate	38%		16%	6%	13%	12%

See footnote summary on page 247.

188	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class K
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.66		$ 10.61	$ 12.26	$ 11.10	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.16		.21	.36	.17	.09
Net realized and unrealized gain (loss) on investment transactions	.47		(1.67)	(1.59)	1.23	1.01

Net increase (decrease) in net asset value from operations	.63		(1.46)	(1.23)	1.40	1.10

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.21)	(.32)	(.23)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.28)	(.10)	(.01)	– 0	–

Total dividends and distributions	(.17)		(.49)	(.42)	(.24)	– 0	–

Net asset value, end of period	$ 9.12		$ 8.66	$ 10.61	$ 12.26	$ 11.10

Total Return
Total investment return based on net asset value(c)	7.27%		(12.79)%	(10.35)%	12.77%	11.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$110,450		$101,850	$105,443	$63,056	$4,342
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.90	%(e)	.89%	.89%	.95%	1.08%
Expenses, before waivers/reimbursements(d)	1.17	%(e)	1.19%	1.18%	1.38%	8.55%
Net investment income(b)	1.67	%(e)	2.75%	3.15%	1.55%	.96%
Portfolio turnover rate	38%		16%	6%	13%	12%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	189

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class I
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.69		$ 10.66	$ 12.31	$ 11.13	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.19		.24	.37	.18	.10
Net realized and unrealized gain (loss) on investment transactions	.46		(1.69)	(1.57)	1.26	1.03

Net increase (decrease) in net asset value from operations	.65		(1.45)	(1.20)	1.44	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.20)		(.24)	(.35)	(.25)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.28)	(.10)	(.01)	– 0	–

Total dividends and distributions	(.20)		(.52)	(.45)	(.26)	– 0	–

Net asset value, end of period	$ 9.14		$ 8.69	$ 10.66	$ 12.31	$ 11.13

Total Return
Total investment return based on net asset value(c)	7.47%		(12.53)%	(10.12)%	13.09%	11.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,261		$40,164	$47,753	$26,459	$308
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.65	%(e)	.64%	.64%	.66%	.83%
Expenses, before waivers/reimbursements(d)	.78	%(e)	.83%	.84%	1.07%	11.87%
Net investment income(b)	2.00	%(e)	3.13%	3.24%	1.46%	1.10%
Portfolio turnover rate	38%		16%	6%	13%	12%

See footnote summary on page 247.

190	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class A
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.42		$ 10.57	$ 12.41	$ 11.18	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.14		.18	.35	.26	.09
Net realized and unrealized gain (loss) on investment transactions	.42		(1.83)	(1.79)	1.21	1.09

Net increase (decrease) in net asset value from operations	.56		(1.65)	(1.44)	1.47	1.18

Less: Dividends and Distributions
Dividends from net investment income	(.16)		(.20)	(.30)	(.23)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.30)	(.10)	(.01)	– 0	–

Total dividends and distributions	(.16)		(.50)	(.40)	(.24)	– 0	–

Net asset value, end of period	$ 8.82		$ 8.42	$ 10.57	$ 12.41	$ 11.18

Total Return
Total investment return based on net asset value(c)	6.66%		(14.62)%	(11.97)%	13.20%	11.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$108,557		$117,976	$109,315	$70,858	$9,573
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.99	%(e)	.98%	.98%	1.06%	1.18%
Expenses, before waivers/reimbursements(d)	1.14	%(e)	1.18%	1.09%	1.41%	8.52%
Net investment income(b)	1.58	%(e)	2.41%	3.02%	2.02%	.93%
Portfolio turnover rate	38%		8%	4%	16%	5%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	191

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class B
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.34		$ 10.45	$ 12.29	$ 11.10	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.08		.13	.27	.16	.04
Net realized and unrealized gain (loss) on investment transactions	.41		(1.81)	(1.78)	1.21	1.06

Net increase (decrease) in net asset value from operations	.49		(1.68)	(1.51)	1.37	1.10

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.13)	(.23)	(.17)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.30)	(.10)	(.01)	– 0	–

Total dividends and distributions	(.11)		(.43)	(.33)	(.18)	– 0	–

Net asset value, end of period	$ 8.72		$ 8.34	$ 10.45	$ 12.29	$ 11.10

Total Return
Total investment return based on net asset value(c)	5.85%		(15.19)%	(12.60)%	12.42%	11.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,093		$2,404	$3,354	$3,029	$982
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.69	%(e)	1.68%	1.68%	1.76%	1.88%
Expenses, before waivers/reimbursements(d)	1.88	%(e)	1.92%	1.81%	2.10%	9.59%
Net investment income(b)	.91	%(e)	1.82%	2.38%	1.31%	.41%
Portfolio turnover rate	38%		8%	4%	16%	5%

See footnote summary on page 247.

192	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class C
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.35		$ 10.46	$ 12.29	$ 11.10	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.07		.13	.25	.13	.03
Net realized and unrealized gain (loss) on investment transactions	.42		(1.81)	(1.75)	1.24	1.07

Net increase (decrease) in net asset value from operations	.49		(1.68)	(1.50)	1.37	1.10

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.13)	(.23)	(.17)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.30)	(.10)	(.01)	– 0	–

Total dividends and distributions	(.11)		(.43)	(.33)	(.18)	– 0	–

Net asset value, end of period	$ 8.73		$ 8.35	$ 10.46	$ 12.29	$ 11.10

Total Return
Total investment return based on net asset value(c)	5.84%		(15.18)%	(12.52)%	12.42%	11.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,196		$4,224	$4,089	$2,484	$585
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.69	%(e)	1.68%	1.68%	1.74%	1.88%
Expenses, before waivers/reimbursements(d)	1.87	%(e)	1.91%	1.80%	2.07%	9.83%
Net investment income(b)	.81	%(e)	1.78%	2.18%	1.09%	.32%
Portfolio turnover rate	38%		8%	4%	16%	5%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	193

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.48		$ 10.64	$ 12.48	$ 11.21	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.17		.20	.35	.25	.10
Net realized and unrealized gain (loss) on investment transactions	.42		(1.84)	(1.77)	1.27	1.11

Net increase (decrease) in net asset value from operations	.59		(1.64)	(1.42)	1.52	1.21

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.22)	(.32)	(.24)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.30)	(.10)	(.01)	– 0	–

Total dividends and distributions	(.19)		(.52)	(.42)	(.25)	– 0	–

Net asset value, end of period	$ 8.88		$ 8.48	$ 10.64	$ 12.48	$ 11.21

Total Return
Total investment return based on net asset value(c)	6.91%		(14.33)%	(11.72)%	13.66%	12.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,256		$11,243	$9,382	$1,769	$41
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.69	%(e)	.68%	.68%	.71%	.88%
Expenses, before waivers/reimbursements(d)	.84	%(e)	.88%	.80%	.98%	29.32%
Net investment income(b)	1.83	%(e)	2.69%	3.01%	1.94%	1.14%
Portfolio turnover rate	38%		8%	4%	16%	5%

See footnote summary on page 247.

194	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class R
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.40		$ 10.52	$ 12.37	$ 11.16	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.12		.16	.31	.08	.03
Net realized and unrealized gain (loss) on investment transactions	.42		(1.81)	(1.77)	1.37	1.13

Net increase (decrease) in net asset value from operations	.54		(1.65)	(1.46)	1.45	1.16

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.17)	(.29)	(.23)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.30)	(.10)	(.01)	– 0	–

Total dividends and distributions	(.15)		(.47)	(.39)	(.24)	– 0	–

Net asset value, end of period	$ 8.79		$ 8.40	$ 10.52	$ 12.37	$ 11.16

Total Return
Total investment return based on net asset value(c)	6.35%		(14.76)%	(12.16)%	13.05%	11.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$46,261		$36,531	$33,421	$15,551	$502
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.19	%(e)	1.18%	1.18%	1.21%	1.38%
Expenses, before waivers/reimbursements(d)	1.45	%(e)	1.48%	1.46%	1.77%	9.73%
Net investment income(b)	1.35	%(e)	2.17%	2.73%	.69%	.28%
Portfolio turnover rate	38%		8%	4%	16%	5%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	195

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class K
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.45		$ 10.59	$ 12.43	$ 11.18	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.14		.18	.35	.15	.09
Net realized and unrealized gain (loss) on investment transactions	.43		(1.83)	(1.79)	1.33	1.09

Net increase (decrease) in net asset value from operations	.57		(1.65)	(1.44)	1.48	1.18

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.19)	(.30)	(.22)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.30)	(.10)	(.01)	– 0	–

Total dividends and distributions	(.17)		(.49)	(.40)	(.23)	– 0	–

Net asset value, end of period	$ 8.85		$ 8.45	$ 10.59	$ 12.43	$ 11.18

Total Return
Total investment return based on net asset value(c)	6.68%		(14.58)%	(11.94)%	13.36%	11.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$175,828		$148,184	$137,794	$69,380	$4,303
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.94	%(e)	.93%	.93%	.99%	1.13%
Expenses, before waivers/reimbursements(d)	1.15	%(e)	1.16%	1.16%	1.40%	7.64%
Net investment income(b)	1.59	%(e)	2.43%	2.98%	1.41%	.96%
Portfolio turnover rate	38%		8%	4%	16%	5%
See footnote summary on page 247.

196	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class I
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.48		$ 10.63	$ 12.47	$ 11.21	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.18		.20	.39	.19	.09
Net realized and unrealized gain (loss) on investment transactions	.40		(1.83)	(1.81)	1.32	1.12

Net increase (decrease) in net asset value from operations	.58		(1.63)	(1.42)	1.51	1.21

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.22)	(.32)	(.24)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.30)	(.10)	(.01)	– 0	–

Total dividends and distributions	(.19)		(.52)	(.42)	(.25)	– 0	–

Net asset value, end of period	$ 8.87		$ 8.48	$ 10.63	$ 12.47	$ 11.21

Total Return
Total investment return based on net asset value(c)	6.85%		(14.31)%	(11.76)%	13.61%	12.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,749		$32,190	$33,966	$29,077	$1,127
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.69	%(e)	.68%	.68%	.70%	.88%
Expenses, before waivers/reimbursements(d)	.81	%(e)	.84%	.83%	1.08%	8.67%
Net investment income(b)	1.96	%(e)	2.74%	3.34%	1.46%	.98%
Portfolio turnover rate	38%		8%	4%	16%	5%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	197

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class A
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.45		$ 10.79	$ 12.82	$ 11.44	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.14		.16	.33	.25	.08
Net realized and unrealized gain (loss) on investment transactions	.34		(2.01)	(1.96)	1.37	1.36

Net increase (decrease) in net asset value from operations	.48		(1.85)	(1.63)	1.62	1.44

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.17)	(.29)	(.23)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.32)	(.11)	(.01)	– 0	–

Total dividends and distributions	(.15)		(.49)	(.40)	(.24)	– 0	–

Net asset value, end of period	$ 8.78		$ 8.45	$ 10.79	$ 12.82	$ 11.44

Total Return
Total investment return based on net asset value(c)	5.69%		(16.07)%	(13.13)%	14.22%	14.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$109,018		$107,068	$102,304	$78,182	$7,332
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.01	%(e)	1.00%	1.00%	1.08%	1.18%
Expenses, before waivers/reimbursements(d)	1.21	%(e)	1.29%	1.17%	1.41%	8.73%
Net investment income(b)	1.52	%(e)	2.13%	2.81%	1.92%	.79%
Portfolio turnover rate	34%		9%	3%	11%	6%

See footnote summary on page 247.

198	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class B
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.35		$ 10.65	$ 12.67	$ 11.35	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.08		.11	.26	.15	.01
Net realized and unrealized gain (loss) on investment transactions	.33		(1.99)	(1.95)	1.36	1.34

Net increase (decrease) in net asset value from operations	.41		(1.88)	(1.69)	1.51	1.35

Less: Dividends and Distributions
Dividends from net investment income	(.10)		(.10)	(.22)	(.18)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.32)	(.11)	(.01)	– 0	–

Total dividends and distributions	(.10)		(.42)	(.33)	(.19)	– 0	–

Net asset value, end of period	$ 8.66		$ 8.35	$ 10.65	$ 12.67	$ 11.35

Total Return
Total investment return based on net asset value(c)	4.86%		(16.69)%	(13.66)%	13.36%	13.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,239		$1,403	$1,795	$1,596	$525
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.71	%(e)	1.70%	1.70%	1.78%	1.88%
Expenses, before waivers/reimbursements(d)	1.96	%(e)	2.05%	1.90%	2.10%	10.10%
Net investment income(b)	.83	%(e)	1.52%	2.16%	1.17%	.06%
Portfolio turnover rate	34%		9%	3%	11%	6%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	199

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class C
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.36		$ 10.65	$ 12.69	$ 11.36	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.07		.10	.24	.12	.00	(g)
Net realized and unrealized gain (loss) on investment transactions	.34		(1.97)	(1.95)	1.40	1.36

Net increase (decrease) in net asset value from operations	.41		(1.87)	(1.71)	1.52	1.36

Less: Dividends and Distributions
Dividends from net investment income	(.10)		(.10)	(.22)	(.18)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.32)	(.11)	(.01)	– 0	–

Total dividends and distributions	(.10)		(.42)	(.33)	(.19)	– 0	–

Net asset value, end of period	$ 8.67		$ 8.36	$ 10.65	$ 12.69	$ 11.36

Total Return
Total investment return based on net asset value(c)	4.85%		(16.60)%	(13.80)%	13.44%	13.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,367		$2,937	$2,835	$1,821	$386
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.71	%(e)	1.70%	1.70%	1.76%	1.88%
Expenses, before waivers/reimbursements(d)	1.94	%(e)	2.03%	1.89%	2.09%	9.47%
Net investment income(b)	.80	%(e)	1.42%	2.00%	.95%	.04%
Portfolio turnover rate	34%		9%	3%	11%	6%

See footnote summary on page 247.

200	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.49		$ 10.85	$ 12.88	$ 11.47	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.16		.18	.29	.27	.12
Net realized and unrealized gain (loss) on investment transactions	.36		(2.02)	(1.90)	1.39	1.35

Net increase (decrease) in net asset value from operations	.52		(1.84)	(1.61)	1.66	1.47

Less: Dividends and Distributions
Dividends from net investment income	(.18)		(.20)	(.31)	(.24)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.32)	(.11)	(.01)	– 0	–

Total dividends and distributions	(.18)		(.52)	(.42)	(.25)	– 0	–

Net asset value, end of period	$ 8.83		$ 8.49	$ 10.85	$ 12.88	$ 11.47

Total Return
Total investment return based on net asset value(c)	6.05%		(15.87)%	(12.87)%	14.55%	14.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,879		$9,659	$6,660	$684	$236
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.71	%(e)	.70%	.70%	.77%	.88%
Expenses, before waivers/reimbursements(d)	.91	%(e)	.99%	.90%	1.09%	9.42%
Net investment income(b)	1.79	%(e)	2.40%	2.51%	2.12%	1.09%
Portfolio turnover rate	34%		9%	3%	11%	6%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	201

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class R
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.44		$ 10.77	$ 12.81	$ 11.41	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.12		.14	.27	.07	.07
Net realized and unrealized gain (loss) on investment transactions	.34		(2.00)	(1.93)	1.53	1.34

Net increase (decrease) in net asset value from operations	.46		(1.86)	(1.66)	1.60	1.41

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.15)	(.27)	(.19)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.32)	(.11)	(.01)	– 0	–

Total dividends and distributions	(.14)		(.47)	(.38)	(.20)	– 0	–

Net asset value, end of period	$ 8.76		$ 8.44	$ 10.77	$ 12.81	$ 11.41

Total Return
Total investment return based on net asset value(c)	5.41%		(16.25)%	(13.30)%	14.07%	14.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43,554		$32,469	$24,582	$10,812	$478
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.21	%(e)	1.20%	1.20%	1.23%	1.38%
Expenses, before waivers/reimbursements(d)	1.53	%(e)	1.55%	1.53%	1.76%	7.73%
Net investment income(b)	1.29	%(e)	1.89%	2.35%	.57%	.69%
Portfolio turnover rate	34%		9%	3%	11%	6%

See footnote summary on page 247.

202	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class K
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.47		$ 10.81	$ 12.83	$ 11.44	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.14		.17	.33	.17	.10
Net realized and unrealized gain (loss) on investment transactions	.35		(2.02)	(1.95)	1.45	1.34

Net increase (decrease) in net asset value from operations	.49		(1.85)	(1.62)	1.62	1.44

Less: Dividends and Distributions
Dividends from net investment income	(.16)		(.17)	(.29)	(.22)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.32)	(.11)	(.01)	– 0	–

Total dividends and distributions	(.16)		(.49)	(.40)	(.23)	– 0	–

Net asset value, end of period	$ 8.80		$ 8.47	$ 10.81	$ 12.83	$ 11.44

Total Return
Total investment return based on net asset value(c)	5.72%		(16.10)%	(13.02)%	14.22%	14.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$120,931		$110,551	$111,995	$60,216	$6,981
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.96	%(e)	.95%	.95%	1.01%	1.13%
Expenses, before waivers/reimbursements(d)	1.22	%(e)	1.24%	1.24%	1.41%	6.67%
Net investment income(b)	1.56	%(e)	2.24%	2.79%	1.44%	.96%
Portfolio turnover rate	34%		9%	3%	11%	6%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	203

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class I
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.50		$ 10.85	$ 12.88	$ 11.47	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.18		.18	.38	.17	.07
Net realized and unrealized gain (loss) on investment transactions	.33		(2.02)	(1.99)	1.49	1.40

Net increase (decrease) in net asset value from operations	.51		(1.84)	(1.61)	1.66	1.47

Less: Dividends and Distributions
Dividends from net investment income	(.18)		(.19)	(.31)	(.24)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.32)	(.11)	(.01)	– 0	–

Total dividends and distributions	(.18)		(.51)	(.42)	(.25)	0

Net asset value, end of period	$ 8.83		$ 8.50	$ 10.85	$ 12.88	$ 11.47

Total Return
Total investment return based on net asset value(c)	5.98%		(15.78)%	(12.88)%	14.60%	14.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,678		$24,725	$24,079	$19,306	$639
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.71	%(e)	.70%	.70%	.72%	.88%
Expenses, before waivers/reimbursements(d)	.89	%(e)	.92%	.90%	1.08%	7.62%
Net investment income(b)	1.91	%(e)	2.45%	3.15%	1.27%	.79%
Portfolio turnover rate	34%		9%	3%	11%	6%

See footnote summary on page 247.

204	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class A
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.35		$ 10.69	$ 12.70	$ 11.24	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.12		.14	.30	.19	.03
Net realized and unrealized gain (loss) on investment transactions	.25		(2.05)	(2.00)	1.50	1.21

Net increase (decrease) in net asset value from operations	.37		(1.91)	(1.70)	1.69	1.24

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.14)	(.24)	(.21)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.29)	(.07)	(.02)	– 0	–

Total dividends and distributions	(.13)		(.43)	(.31)	(.23)	– 0	–

Net asset value, end of period	$ 8.59		$ 8.35	$ 10.69	$ 12.70	$ 11.24

Total Return
Total investment return based on net asset value(c)	4.42%		(16.91)%	(13.67)%	15.08%	12.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$88,919		$89,797	$73,959	$47,575	$4,240
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.03	%(e)	1.02%	1.02%	1.09%	1.19	%(f)
Expenses, before waivers/reimbursements(d)	1.25	%(e)	1.33%	1.23%	1.72%	13.11	%(f)
Net investment income(b)	1.31	%(e)	1.88%	2.53%	1.54%	.35%
Portfolio turnover rate	30%		6%	4%	6%	7%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	205

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class B
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.25		$ 10.55	$ 12.56	$ 11.14	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.06		.09	.22	.11	(.01)
Net realized and unrealized gain (loss) on investment transactions	.24		(2.02)	(1.98)	1.49	1.15

Net increase (decrease) in net asset value from operations	.30		(1.93)	(1.76)	1.60	1.14

Less: Dividends and Distributions
Dividends from net investment income	(.08)		(.08)	(.18)	(.16)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.29)	(.07)	(.02)	– 0	–

Total dividends and distributions	(.08)		(.37)	(.25)	(.18)	– 0	–

Net asset value, end of period	$ 8.47		$ 8.25	$ 10.55	$ 12.56	$ 11.14

Total Return
Total investment return based on net asset value(c)	3.65%		(17.49)%	(14.29)%	14.35%	11.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,145		$1,433	$1,944	$1,580	$374
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.73	%(e)	1.72%	1.72%	1.78%	1.89	%(f)
Expenses, before waivers/reimbursements(d)	2.00	%(e)	2.09%	1.96%	2.38%	16.08	%(f)
Net investment income (loss)(b)	.63	%(e)	1.27%	1.87%	.89%	(.14)%
Portfolio turnover rate	30%		6%	4%	6%	7%

See footnote summary on page 247.

206	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class C
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.25		$ 10.56	$ 12.58	$ 11.15	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.05		.08	.20	.03	(.03)
Net realized and unrealized gain (loss) on investment transactions	.25		(2.02)	(1.97)	1.58	1.18

Net increase (decrease) in net asset value from operations	.30		(1.94)	(1.77)	1.61	1.15

Less: Dividends and Distributions
Dividends from net investment income	(.08)		(.08)	(.18)	(.16)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.29)	(.07)	(.02)	– 0	–

Total dividends and distributions	(.08)		(.37)	(.25)	(.18)	– 0	–

Net asset value, end of period	$ 8.47		$ 8.25	$ 10.56	$ 12.58	$ 11.15

Total Return
Total investment return based on net asset value(c)	3.65%		(17.57)%	(14.34)%	14.42%	11.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,475		$4,270	$3,480	$2,217	$230
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.73	%(e)	1.72%	1.72%	1.76%	1.89	%(f)
Expenses, before waivers/reimbursements(d)	1.99	%(e)	2.07%	1.95%	2.26%	15.16	%(f)
Net investment income (loss)(b)	.60	%(e)	1.14%	1.72%	.26%	(.26)%
Portfolio turnover rate	30%		6%	4%	6%	7%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	207

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.40		$ 10.76	$ 12.76	$ 11.26	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.14		.16	.24	.27	.09
Net realized and unrealized gain (loss) on investment transactions	.26		(2.06)	(1.90)	1.47	1.17

Net increase (decrease) in net asset value from operations	.40		(1.90)	(1.66)	1.74	1.26

Less: Dividends and Distributions
Dividends from net investment income	(.16)		(.17)	(.27)	(.22)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.29)	(.07)	(.02)	– 0	–

Total dividends and distributions	(.16)		(.46)	(.34)	(.24)	– 0	–

Net asset value, end of period	$ 8.64		$ 8.40	$ 10.76	$ 12.76	$ 11.26

Total Return
Total investment return based on net asset value(c)	4.68%		(16.71)%	(13.36)%	15.53%	12.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,226		$7,365	$5,209	$480	$31
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.73	%(e)	.72%	.72%	.80%	.89	%(f)
Expenses, before waivers/reimbursements(d)	.96	%(e)	1.03%	.94%	1.48%	22.50	%(f)
Net investment income(b)	1.56	%(e)	2.16%	2.10%	2.06%	.88%
Portfolio turnover rate	30%		6%	4%	6%	7%

See footnote summary on page 247.

208	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class R
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.33		$ 10.66	$ 12.69	$ 11.24	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.10		.12	.26	.06	(.01)
Net realized and unrealized gain (loss) on investment transactions	.26		(2.04)	(1.98)	1.61	1.25

Net increase (decrease) in net asset value from operations	.36		(1.92)	(1.72)	1.67	1.24

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.12)	(.24)	(.20)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.29)	(.07)	(.02)	– 0	–

Total dividends and distributions	(.12)		(.41)	(.31)	(.22)	– 0	–

Net asset value, end of period	$ 8.57		$ 8.33	$ 10.66	$ 12.69	$ 11.24

Total Return
Total investment return based on net asset value(c)	4.23%		(17.15)%	(13.87)%	14.88%	12.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,223		$32,551	$26,546	$9,026	$636
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.23	%(e)	1.22%	1.22%	1.26%	1.39	%(f)
Expenses, before waivers/reimbursements(d)	1.53	%(e)	1.58%	1.57%	2.00%	13.25	%(f)
Net investment income (loss)(b)	1.08	%(e)	1.64%	2.19%	.54%	(.10)%
Portfolio turnover rate	30%		6%	4%	6%	7%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	209

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class K
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.36		$ 10.70	$ 12.71	$ 11.24	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.12		.14	.29	.12	.04
Net realized and unrealized gain (loss) on investment transactions	.26		(2.05)	(1.98)	1.59	1.20

Net increase (decrease) in net asset value from operations	.38		(1.91)	(1.69)	1.71	1.24

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.14)	(.25)	(.22)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.29)	(.07)	(.02)	– 0	–

Total dividends and distributions	(.14)		(.43)	(.32)	(.24)	– 0	–

Net asset value, end of period	$ 8.60		$ 8.36	$ 10.70	$ 12.71	$ 11.24

Total Return
Total investment return based on net asset value(c)	4.51%		(16.97)%	(13.64)%	15.24%	12.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$114,731		$100,789	$88,751	$42,433	$2,800
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.98	%(e)	.97%	.97%	1.02%	1.14	%(f)
Expenses, before waivers/reimbursements(d)	1.22	%(e)	1.27%	1.28%	1.60%	10.94	%(f)
Net investment income(b)	1.34	%(e)	1.93%	2.47%	1.07%	.43%
Portfolio turnover rate	30%		6%	4%	6%	7%

See footnote summary on page 247.

210	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class I
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.38		$ 10.74	$ 12.75	$ 11.26	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.15		.16	.32	.14	.09
Net realized and unrealized gain (loss) on investment transactions	.26		(2.06)	(1.99)	1.60	1.17

Net increase (decrease) in net asset value from operations	.41		(1.90)	(1.67)	1.74	1.26

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.17)	(.27)	(.23)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.29)	(.07)	(.02)	– 0	–

Total dividends and distributions	(.17)		(.46)	(.34)	(.25)	– 0	–

Net asset value, end of period	$ 8.62		$ 8.38	$ 10.74	$ 12.75	$ 11.26

Total Return
Total investment return based on net asset value(c)	4.78%		(16.75)%	(13.46)%	15.54%	12.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,897		$17,822	$16,718	$13,213	$755
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.73	%(e)	.72%	.72%	.75%	.89	%(f)
Expenses, before waivers/reimbursements(d)	.90	%(e)	.94%	.95%	1.26%	14.42	%(f)
Net investment income(b)	1.67	%(e)	2.19%	2.72%	1.08%	.88%
Portfolio turnover rate	30%		6%	4%	6%	7%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	211

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class A
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.31		$ 10.71	$ 12.78	$ 11.30	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.09		.11	.27	.19	.03
Net realized and unrealized gain (loss) on investment transactions	.18		(2.11)	(2.02)	1.50	1.27

Net increase (decrease) in net asset value from operations	.27		(2.00)	(1.75)	1.69	1.30

Less: Dividends and Distributions
Dividends from net investment income	(.08)		(.12)	(.24)	(.20)	– 0	–
Distributions from net realized gain on investment transactions	(.03)		(.28)	(.08)	(.01)	– 0	–

Total dividends and distributions	(.11)		(.40)	(.32)	(.21)	– 0	–

Net asset value, end of period	$ 8.47		$ 8.31	$ 10.71	$ 12.78	$ 11.30

Total Return
Total investment return based on net asset value(c)	3.14%		(17.83)%	(14.02)%	15.09%	13.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$62,369		$63,738	$52,620	$34,491	$3,290
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.04	%(e)	1.02%	1.02%	1.09%	1.20	%(f)
Expenses, before waivers/reimbursements(d)	1.33	%(e)	1.43%	1.36%	1.96%	17.78	%(f)
Net investment income(b)	.96	%(e)	1.57%	2.31%	1.48%	.35%
Portfolio turnover rate	28%		4%	4%	5%	10%

See footnote summary on page 247.

212	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class B
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.23		$ 10.59	$ 12.65	$ 11.22	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.02		.07	.19	.10	(.05)
Net realized and unrealized gain (loss) on investment transactions	.17		(2.09)	(2.01)	1.49	1.27

Net increase (decrease) in net asset value from operations	.19		(2.02)	(1.82)	1.59	1.22

Less: Dividends and Distributions
Dividends from net investment income	(.02)		(.06)	(.16)	(.15)	– 0	–
Distributions from net realized gain on investment transactions	(.03)		(.28)	(.08)	(.01)	– 0	–

Total dividends and distributions	(.05)		(.34)	(.24)	(.16)	– 0	–

Net asset value, end of period	$ 8.37		$ 8.23	$ 10.59	$ 12.65	$ 11.22

Total Return
Total investment return based on net asset value(c)	2.33%		(18.42)%	(14.64)%	14.27%	12.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$822		$960	$1,296	$1,051	$350
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.74	%(e)	1.72%	1.72%	1.78%	1.90	%(f)
Expenses, before waivers/reimbursements(d)	2.07	%(e)	2.19%	2.08%	2.65%	20.23	%(f)
Net investment income (loss)(b)	.27	%(e)	.99%	1.58%	.79%	(.47)%
Portfolio turnover rate	28%		4%	4%	5%	10%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	213

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class C
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.23		$ 10.59	$ 12.65	$ 11.21	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.02		.06	.17	.08	(.04)
Net realized and unrealized gain (loss) on investment transactions	.18		(2.08)	(1.99)	1.52	1.25

Net increase (decrease) in net asset value from operations	.20		(2.02)	(1.82)	1.60	1.21

Less: Dividends and Distributions
Dividends from net investment income	(.02)		(.06)	(.16)	(.15)	– 0	–
Distributions from net realized gain on investment transactions	(.03)		(.28)	(.08)	(.01)	– 0	–

Total dividends and distributions	(.05)		(.34)	(.24)	(.16)	– 0	–

Net asset value, end of period	$ 8.38		$ 8.23	$ 10.59	$ 12.65	$ 11.21

Total Return
Total investment return based on net asset value(c)	2.45%		(18.42)%	(14.64)%	14.37%	12.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,684		$2,158	$1,984	$1,196	$398
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.74	%(e)	1.72%	1.72%	1.78%	1.90	%(f)
Expenses, before waivers/reimbursements(d)	2.07	%(e)	2.17%	2.08%	2.63%	19.62	%(f)
Net investment income (loss)(b)	.21	%(e)	.90%	1.48%	.61%	(.38)%
Portfolio turnover rate	28%		4%	4%	5%	10%

See footnote summary on page 247.

214	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.35		$10.77	$ 12.84	$ 11.32	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.11		.13	.26	.22	.05
Net realized and unrealized gain (loss) on investment transactions	.19		(2.13)	(1.98)	1.52	1.27

Net increase (decrease) in net asset value from operations	.30		(2.00)	(1.72)	1.74	1.32

Less: Dividends and Distributions
Dividends from net investment income	(.10)		(.14)	(.27)	(.21)	– 0	–
Distributions from net realized gain on investment transactions	(.03)		(.28)	(.08)	(.01)	– 0	–

Total dividends and distributions	(.13)		(.42)	(.35)	(.22)	– 0	–

Net asset value, end of period	$ 8.52		$ 8.35	$ 10.77	$ 12.84	$ 11.32

Total Return
Total investment return based on net asset value(c)	3.50%		(17.65)%	(13.77)%	15.54%	13.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,819		$5,872	$3,410	$942	$228
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.74	%(e)	.72%	.72%	.78%	.90	%(f)
Expenses, before waivers/reimbursements(d)	1.03	%(e)	1.13%	1.08%	1.63%	19.84	%(f)
Net investment income(b)	1.23	%(e)	1.82%	2.21%	1.68%	.54%
Portfolio turnover rate	28%		4%	4%	5%	10%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	215

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class R
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.25		$ 10.64	$ 12.72	$ 11.26	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.06		.10	.19	.07	(.02)
Net realized and unrealized gain (loss) on investment transactions	.19		(2.10)	(1.96)	1.59	1.28

Net increase (decrease) in net asset value from operations	.25		(2.00)	(1.77)	1.66	1.26

Less: Dividends and Distributions
Dividends from net investment income	(.06)		(.11)	(.23)	(.19)	– 0	–
Distributions from net realized gain on investment transactions	(.03)		(.28)	(.08)	(.01)	– 0	–

Total dividends and distributions	(.09)		(.39)	(.31)	(.20)	– 0	–

Net asset value, end of period	$ 8.41		$ 8.25	$ 10.64	$ 12.72	$ 11.26

Total Return
Total investment return based on net asset value(c)	2.98%		(18.00)%	(14.23)%	14.86%	12.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,873		$21,675	$15,155	$4,446	$587
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.24	%(e)	1.22%	1.22%	1.27%	1.40	%(f)
Expenses, before waivers/reimbursements(d)	1.60	%(e)	1.65%	1.67%	2.27%	17.88	%(f)
Net investment income (loss)(b)	.73	%(e)	1.36%	1.71%	.56%	(.25)%
Portfolio turnover rate	28%		4%	4%	5%	10%

See footnote summary on page 247.

216	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class K
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.32		$ 10.70	$ 12.78	$ 11.30	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.09		.12	.27	.09	.03
Net realized and unrealized gain (loss) on investment transactions	.17		(2.10)	(2.02)	1.61	1.27

Net increase (decrease) in net asset value from operations	.26		(1.98)	(1.75)	1.70	1.30

Less: Dividends and Distributions
Dividends from net investment income	(.08)		(.12)	(.25)	(.21)	– 0	–
Distributions from net realized gain on investment transactions	(.03)		(.28)	(.08)	(.01)	– 0	–

Total dividends and distributions	(.11)		(.40)	(.33)	(.22)	– 0	–

Net asset value, end of period	$ 8.47		$ 8.32	$ 10.70	$ 12.78	$ 11.30

Total Return
Total investment return based on net asset value(c)	3.07%		(17.68)%	(14.03)%	15.16%	13.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$72,858		$64,028	$59,621	$27,908	$1,511
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.99	%(e)	.97%	.97%	1.02%	1.15	%(f)
Expenses, before waivers/reimbursements(d)	1.29	%(e)	1.35%	1.37%	1.75%	18.95	%(f)
Net investment income(b)	.99	%(e)	1.65%	2.29%	.86%	.28%
Portfolio turnover rate	28%		4%	4%	5%	10%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	217

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class I
	Year Ended August 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of period	$ 8.34		$ 10.75	$ 12.83	$ 11.32	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.12		.14	.32	.11	.05
Net realized and unrealized gain (loss) on investment transactions	.18		(2.12)	(2.05)	1.64	1.27

Net increase (decrease) in net asset value from operations	.30		(1.98)	(1.73)	1.75	1.32

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.15)	(.27)	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.03)		(.28)	(.08)	(.01)	– 0	–

Total dividends and distributions	(.14)		(.43)	(.35)	(.24)	– 0	–

Net asset value, end of period	$ 8.50		$ 8.34	$ 10.75	$ 12.83	$ 11.32

Total Return
Total investment return based on net asset value(c)	3.48%		(17.57)%	(13.83)%	15.56%	13.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,598		$13,469	$11,536	$8,530	$539
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.74	%(e)	.72%	.72%	.74%	.90	%(f)
Expenses, before waivers/reimbursements(d)	.96	%(e)	1.02%	1.03%	1.43%	16.65	%(f)
Net investment income(b)	1.32	%(e)	1.88%	2.62%	.81%	.54%
Portfolio turnover rate	28%		4%	4%	5%	10%

See footnote summary on page 247.

218	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class A
	Year Ended August 31,
	2010		2009	2008	2007		2006

Net asset value, beginning of period	$ 8.49		$ 10.86	$ 12.89	$ 11.38		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.09		.12	.25	.17		.02
Net realized and unrealized gain (loss) on investment transactions	.14		(2.12)	(2.00)	1.57		1.36

Net increase (decrease) in net asset value from operations	.23		(2.00)	(1.75)	1.74		1.38

Less: Dividends and Distributions
Dividends from net investment income	(.06)		(.12)	(.23)	(.21)		– 0	–
Distributions from net realized gain on investment transactions	(.04)		(.25)	(.05)	(.02)		– 0	–

Total dividends and distributions	(.10)		(.37)	(.28)	(.23)		– 0	–

Net asset value, end of period	$ 8.62		$ 8.49	$ 10.86	$ 12.89		$ 11.38

Total Return
Total investment return based on net asset value(c)	2.71%		(17.68)%	(13.89)%	15.32%		13.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$52,836		$60,063	$44,222	$19,340		$1,764
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.04	%(e)	1.02%	1.02%	1.10	%(f)	1.21	%(f)
Expenses, before waivers/reimbursements(d)	1.38	%(e)	1.51%	1.49%	2.94	%(f)	32.68	%(f)
Net investment income(b)	.99	%(e)	1.57%	2.12%	1.32%		.20%
Portfolio turnover rate	20%		5%	6%	7%		20%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	219

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class B
	Year Ended August 31,
	2010		2009	2008	2007		2006

Net asset value, beginning of period	$ 8.40		$ 10.75	$ 12.78	$ 11.31		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.03		.07	.20	.11		(.05)
Net realized and unrealized gain (loss) on investment transactions	.14		(2.11)	(2.03)	1.52		1.36

Net increase (decrease) in net asset value from operations	.17		(2.04)	(1.83)	1.63		1.31

Less: Dividends and Distributions
Dividends from net investment income	(.01)		(.06)	(.15)	(.14)		– 0	–
Distributions from net realized gain on investment transactions	(.04)		(.25)	(.05)	(.02)		– 0	–

Total dividends and distributions	(.05)		(.31)	(.20)	(.16)		– 0	–

Net asset value, end of period	$ 8.52		$ 8.40	$ 10.75	$ 12.78		$ 11.31

Total Return
Total investment return based on net asset value(c)	2.04%		(18.31)%	(14.50)%	14.48%		13.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$829		$914	$1,093	$925		$530
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.74	%(e)	1.72%	1.72%	1.82	%(f)	1.91	%(f)
Expenses, before waivers/reimbursements(d)	2.13	%(e)	2.27%	2.21%	4.15	%(f)	35.10	%(f)
Net investment income (loss)(b)	.29	%(e)	.95%	1.69%	.91%		(.50)%
Portfolio turnover rate	20%		5%	6%	7%		20%
See footnote summary on page 247.

220	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class C
	Year Ended August 31,
	2010		2009	2008	2007		2006

Net asset value, beginning of period	$ 8.41		$ 10.75	$ 12.78	$ 11.31		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.02		.06	.15	.08		(.03)
Net realized and unrealized gain (loss) on investment transactions	.14		(2.09)	(1.98)	1.55		1.34

Net increase (decrease) in net asset value from operations	.16		(2.03)	(1.83)	1.63		1.31

Less: Dividends and Distributions
Dividends from net investment income	(.01)		(.06)	(.15)	(.14)		– 0	–
Distributions from net realized gain on investment transactions	(.04)		(.25)	(.05)	(.02)		– 0	–

Total dividends and distributions	(.05)		(.31)	(.20)	(.16)		– 0	–

Net asset value, end of period	$ 8.52		$ 8.41	$ 10.75	$ 12.78		$ 11.31

Total Return
Total investment return based on net asset value(c)	1.92%		(18.21)%	(14.50)%	14.48%		13.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,743		$2,200	$1,561	$563		$155
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.74	%(e)	1.72%	1.72%	1.80	%(f)	1.91	%(f)
Expenses, before waivers/reimbursements(d)	2.14	%(e)	2.28%	2.22%	3.94	%(f)	42.81	%(f)
Net investment income (loss)(b)	.22	%(e)	.86%	1.30%	.63%		(.32)%
Portfolio turnover rate	20%		5%	6%	7%		20%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	221

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2010		2009	2008	2007		2006

Net asset value, beginning of period	$ 8.54		$ 10.93	$ 12.95	$ 11.42		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.11		.14	.21	.31		.10
Net realized and unrealized gain (loss) on investment transactions	.16		(2.14)	(1.93)	1.46		1.32

Net increase (decrease) in net asset value from operations	.27		(2.00)	(1.72)	1.77		1.42

Less: Dividends and Distributions
Dividends from net investment income	(.09)		(.14)	(.25)	(.22)		– 0	–
Distributions from net realized gain on investment transactions	(.04)		(.25)	(.05)	(.02)		– 0	–

Total dividends and distributions	(.13)		(.39)	(.30)	(.24)		– 0	–

Net asset value, end of period	$ 8.68		$ 8.54	$ 10.93	$ 12.95		$ 11.42

Total Return
Total investment return based on net asset value(c)	3.09%		(17.51)%	(13.61)%	15.56%		14.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,788		$5,368	$3,254	$242		$74
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.74	%(e)	.72%	.72%	.81	%(f)	.91	%(f)
Expenses, before waivers/reimbursements(d)	1.09	%(e)	1.21%	1.20%	3.06	%(f)	55.18	%(f)
Net investment income(b)	1.23	%(e)	1.82%	1.81%	2.37%		.97%
Portfolio turnover rate	20%		5%	6%	7%		20%

See footnote summary on page 247.

222	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class R
	Year Ended August 31,
	2010		2009	2008	2007		2006

Net asset value, beginning of period	$ 8.44		$ 10.79	$ 12.84	$ 11.37		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.07		.10	.25	.00	(g)	.01
Net realized and unrealized gain (loss) on investment transactions	.14		(2.11)	(2.02)	1.71		1.36

Net increase (decrease) in net asset value from operations	.21		(2.01)	(1.77)	1.71		1.37

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(.09)	(.23)	(.22)		– 0	–
Distributions from net realized gain on investment transactions	(.04)		(.25)	(.05)	(.02)		– 0	–

Total dividends and distributions	(.09)		(.34)	(.28)	(.24)		– 0	–

Net asset value, end of period	$ 8.56		$ 8.44	$ 10.79	$ 12.84		$ 11.37

Total Return
Total investment return based on net asset value(c)	2.48%		(17.89)%	(14.09)%	15.08%		13.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,640		$20,975	$14,496	$5,335		$177
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.24	%(e)	1.22%	1.22%	1.26	%(f)	1.41	%(f)
Expenses, before waivers/reimbursements(d)	1.63	%(e)	1.70%	1.76%	3.07	%(f)	36.08	%(f)
Net investment income(b)	.76	%(e)	1.31%	2.06%	.01%		.06%
Portfolio turnover rate	20%		5%	6%	7%		20%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	223

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class K
	Year Ended August 31,
	2010		2009	2008	2007		2006

Net asset value, beginning of period	$ 8.48		$ 10.85	$ 12.88	$ 11.40		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.09		.12	.27	.09		.05
Net realized and unrealized gain (loss) on investment transactions	.15		(2.12)	(2.01)	1.66		1.35

Net increase (decrease) in net asset value from operations	.24		(2.00)	(1.74)	1.75		1.40

Less: Dividends and Distributions
Dividends from net investment income	(.08)		(.12)	(.24)	(.25)		– 0	–
Distributions from net realized gain on investment transactions	(.04)		(.25)	(.05)	(.02)		– 0	–

Total dividends and distributions	(.12)		(.37)	(.29)	(.27)		– 0	–

Net asset value, end of period	$ 8.60		$ 8.48	$ 10.85	$ 12.88		$ 11.40

Total Return
Total investment return based on net asset value(c)	2.74%		(17.73)%	(13.83)%	15.40%		14.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$60,471		$48,452	$36,392	$16,181		$501
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.99	%(e)	.97%	.97%	1.03	%(f)	1.16	%(f)
Expenses, before waivers/reimbursements(d)	1.30	%(e)	1.39%	1.47%	2.46	%(f)	33.28	%(f)
Net investment income(b)	.99	%(e)	1.60%	2.27%	.85%		.53%
Portfolio turnover rate	20%		5%	6%	7%		20%

See footnote summary on page 247.

224	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class I
	Year Ended August 31,
	2010		2009	2008	2007		2006

Net asset value, beginning of period	$ 8.51		$ 10.90	$ 12.92	$ 11.42		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.12		.14	.31	.11		.05
Net realized and unrealized gain (loss) on investment transactions	.14		(2.14)	(2.03)	1.67		1.37

Net increase (decrease) in net asset value from operations	.26		(2.00)	(1.72)	1.78		1.42

Less: Dividends and Distributions
Dividends from net investment income	(.10)		(.14)	(.25)	(.26)		– 0	–
Distributions from net realized gain on investment transactions	(.04)		(.25)	(.05)	(.02)		– 0	–

Total dividends and distributions	(.14)		(.39)	(.30)	(.28)		– 0	–

Net asset value, end of period	$ 8.63		$ 8.51	$ 10.90	$ 12.92		$ 11.42

Total Return
Total investment return based on net asset value(c)	2.99%		(17.52)%	(13.60)%	15.67%		14.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,287		$11,225	$9,682	$6,087		$272
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.74	%(e)	.72%	.72%	.76	%(f)	.91	%(f)
Expenses, before waivers/reimbursements(d)	.99	%(e)	1.07%	1.14%	1.92	%(f)	29.45	%(f)
Net investment income(b)	1.32	%(e)	1.87%	2.59%	.86%		.48%
Portfolio turnover rate	20%		5%	6%	7%		20%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	225

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Class A
	Year Ended August 31,
	2010		2009	2008	2007		2006

Net asset value, beginning of period	$ 8.38		$ 10.76	$ 12.90	$ 11.42		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.09		.12	.26	.19		.04
Net realized and unrealized gain (loss) on investment transactions	.11		(2.14)	(2.03)	1.49		1.38

Net increase (decrease) in net asset value from operations	.20		(2.02)	(1.77)	1.68		1.42

Less: Dividends and Distributions
Dividends from net investment income	(.10)		(.11)	(.23)	(.19)		– 0	–
Distributions from net realized gain on investment transactions	(.05)		(.25)	(.14)	(.01)		– 0	–

Total dividends and distributions	(.15)		(.36)	(.37)	(.20)		– 0	–

Net asset value, end of period	$ 8.43		$ 8.38	$ 10.76	$ 12.90		$ 11.42

Total Return
Total investment return based on net asset value(c)	2.34%		(18.02)%	(14.12)%	14.85%		14.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,528		$37,782	$31,511	$18,710		$1,057
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.04	%(e)	1.02%	1.02%	1.11	%(f)	1.23	%(f)
Expenses, before waivers/reimbursements(d)	1.56	%(e)	1.76%	1.82%	2.91	%(f)	44.80	%(f)
Net investment income(b)	1.01	%(e)	1.58%	2.23%	1.49%		.44%
Portfolio turnover rate	16%		6%	5%	13%		13%

See footnote summary on page 247.

226	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Class B
	Year Ended August 31,
	2010		2009	2008	2007		2006

Net asset value, beginning of period	$ 8.27		$ 10.64	$ 12.76	$ 11.34		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.03		.06	.21	.10		(.03)
Net realized and unrealized gain (loss) on investment transactions	.11		(2.11)	(2.03)	1.47		1.37

Net increase (decrease) in net asset value from operations	.14		(2.05)	(1.82)	1.57		1.34

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(.07)	(.16)	(.14)		– 0	–
Distributions from net realized gain on investment transactions	(.05)		(.25)	(.14)	(.01)		– 0	–

Total dividends and distributions	(.10)		(.32)	(.30)	(.15)		– 0	–

Net asset value, end of period	$ 8.31		$ 8.27	$ 10.64	$ 12.76		$ 11.34

Total Return
Total investment return based on net asset value(c)	1.58%		(18.63)%	(14.60)%	13.96%		13.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$296		$321	$314	$319		$140
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.74	%(e)	1.72%	1.72%	1.81	%(f)	1.93	%(f)
Expenses, before waivers/reimbursements(d)	2.35	%(e)	2.58%	2.54%	3.97	%(f)	54.54	%(f)
Net investment income (loss)(b)	.31	%(e)	.87%	1.73%	.77%		(.28)%
Portfolio turnover rate	16%		6%	5%	13%		13%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	227

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Class C
	Year Ended August 31,
	2010		2009	2008	2007		2006

Net asset value, beginning of period	$ 8.26		$ 10.63	$ 12.76	$ 11.34		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.03		.06	.16	.11		(.07)
Net realized and unrealized gain (loss) on investment transactions	.12		(2.11)	(1.99)	1.46		1.41

Net increase (decrease) in net asset value from operations	.15		(2.05)	(1.83)	1.57		1.34

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(.07)	(.16)	(.14)		– 0	–
Distributions from net realized gain on investment transactions	(.05)		(.25)	(.14)	(.01)		– 0	–

Total dividends and distributions	(.10)		(.32)	(.30)	(.15)		– 0	–

Net asset value, end of period	$ 8.31		$ 8.26	$ 10.63	$ 12.76		$ 11.34

Total Return
Total investment return based on net asset value(c)	1.70%		(18.65)%	(14.68)%	13.96%		13.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,550		$1,440	$993	$344		$129
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.74	%(e)	1.72%	1.72%	1.81	%(f)	1.93	%(f)
Expenses, before waivers/reimbursements(d)	2.32	%(e)	2.53%	2.55%	4.04	%(f)	66.89	%(f)
Net investment income (loss)(b)	.31	%(e)	.85%	1.35%	.91%		(.73)%
Portfolio turnover rate	16%		6%	5%	13%		13%

See footnote summary on page 247.

228	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2010		2009	2008	2007		2006

Net asset value, beginning of period	$ 8.43		$ 10.83	$ 12.95	$ 11.45		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.11		.13	.25	.24		.09
Net realized and unrealized gain (loss) on investment transactions	.12		(2.14)	(1.98)	1.47		1.36

Net increase (decrease) in net asset value from operations	.23		(2.01)	(1.73)	1.71		1.45

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.14)	(.25)	(.20)		– 0	–
Distributions from net realized gain on investment transactions	(.05)		(.25)	(.14)	(.01)		– 0	–

Total dividends and distributions	(.18)		(.39)	(.39)	(.21)		– 0	–

Net asset value, end of period	$ 8.48		$ 8.43	$ 10.83	$ 12.95		$ 11.45

Total Return
Total investment return based on net asset value(c)	2.58%		(17.81)%	(13.74)%	15.08%		14.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,481		$4,473	$2,046	$596		$245
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.74	%(e)	.72%	.72%	.80	%(f)	.93	%(f)
Expenses, before waivers/reimbursements(d)	1.27	%(e)	1.46%	1.52%	3.13	%(f)	52.18	%(f)
Net investment income(b)	1.26	%(e)	1.81%	2.19%	1.85%		.85%
Portfolio turnover rate	16%		6%	5%	13%		13%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	229

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Class R
	Year Ended August 31,
	2010		2009	2008	2007		2006

Net asset value, beginning of period	$ 8.31		$ 10.70	$ 12.84	$ 11.40		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.07		.10	.20	.05		.02
Net realized and unrealized gain (loss) on investment transactions	.11		(2.13)	(1.98)	1.59		1.38

Net increase (decrease) in net asset value from operations	.18		(2.03)	(1.78)	1.64		1.40

Less: Dividends and Distributions
Dividends from net investment income	(.09)		(.11)	(.22)	(.19)		– 0	–
Distributions from net realized gain on investment transactions	(.05)		(.25)	(.14)	(.01)		– 0	–

Total dividends and distributions	(.14)		(.36)	(.36)	(.20)		– 0	–

Net asset value, end of period	$ 8.35		$ 8.31	$ 10.70	$ 12.84		$ 11.40

Total Return
Total investment return based on net asset value(c)	2.11%		(18.27)%	(14.22)%	14.50%		14.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,927		$12,833	$7,636	$2,620		$210
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.24	%(e)	1.22%	1.22%	1.27	%(f)	1.43	%(f)
Expenses, before waivers/reimbursements(d)	1.76	%(e)	1.90%	2.01%	3.18	%(f)	45.90	%(f)
Net investment income(b)	.76	%(e)	1.34%	1.72%	.40%		.17%
Portfolio turnover rate	16%		6%	5%	13%		13%

See footnote summary on page 247.

230	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Class K
	Year Ended August 31,
	2010		2009	2008	2007		2006

Net asset value, beginning of period	$ 8.36		$ 10.74	$ 12.88	$ 11.43		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.09		.12	.27	.11		.04
Net realized and unrealized gain (loss) on investment transactions	.11		(2.13)	(2.03)	1.56		1.39

Net increase (decrease) in net asset value from operations	.20		(2.01)	(1.76)	1.67		1.43

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.12)	(.24)	(.21)		– 0	–
Distributions from net realized gain on investment transactions	(.05)		(.25)	(.14)	(.01)		– 0	–

Total dividends and distributions	(.16)		(.37)	(.38)	(.22)		– 0	–

Net asset value, end of period	$ 8.40		$ 8.36	$ 10.74	$ 12.88		$ 11.43

Total Return
Total investment return based on net asset value(c)	2.35%		(17.95)%	(14.03)%	14.76%		14.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,954		$26,638	$19,539	$9,458		$484
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.99	%(e)	.97%	.97%	1.04	%(f)	1.18	%(f)
Expenses, before waivers/reimbursements(d)	1.43	%(e)	1.60%	1.72%	2.62	%(f)	44.54	%(f)
Net investment income(b)	1.02	%(e)	1.60%	2.29%	1.04%		.43%
Portfolio turnover rate	16%		6%	5%	13%		13%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	231

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Class I
	Year Ended August 31,
	2010		2009	2008	2007		2006

Net asset value, beginning of period	$ 8.38		$ 10.78	$ 12.92	$ 11.45		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.13		.13	.30	.12		.04
Net realized and unrealized gain (loss) on investment transactions	.10		(2.13)	(2.04)	1.59		1.41

Net increase (decrease) in net asset value from operations	.23		(2.00)	(1.74)	1.71		1.45

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.15)	(.26)	(.23)		– 0	–
Distributions from net realized gain on investment transactions	(.05)		(.25)	(.14)	(.01)		– 0	–

Total dividends and distributions	(.19)		(.40)	(.40)	(.24)		– 0	–

Net asset value, end of period	$ 8.42		$ 8.38	$ 10.78	$ 12.92		$ 11.45

Total Return
Total investment return based on net asset value(c)	2.64%		(17.76)%	(13.85)%	15.08%		14.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,734		$7,694	$4,439	$2,213		$97
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.74	%(e)	.72%	.72%	.75	%(f)	.93	%(f)
Expenses, before waivers/reimbursements(d)	1.10	%(e)	1.27%	1.37%	2.13	%(f)	52.64	%(f)
Net investment income(b)	1.40	%(e)	1.81%	2.48%	.78%		.39%
Portfolio turnover rate	16%		6%	5%	13%		13%

See footnote summary on page 247.

232	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class A
	Year Ended August 31,					June 29, 2007(h) to August 31, 2007
	2010		2009	2008

Net asset value, beginning of period	$ 7.06		$ 8.59	$ 9.86		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.07		.09	.15	(i)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.10		(1.48)	(1.27)		(.12)

Net increase (decrease) in net asset value from operations	.17		(1.39)	(1.12)		(.14)

Less: Dividends and Distributions
Dividends from net investment income	(.08)		(.03)	(.14)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.11)	(.01)		– 0	–

Total dividends and distributions	(.08)		(.14)	(.15)		– 0	–

Net asset value, end of period	$ 7.15		$ 7.06	$ 8.59		$ 9.86

Total Return
Total investment return based on net asset value(c)	2.29%		(15.77)%	(11.53)%		(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,427		$3,462	$795		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.04	%(e)	1.02%	1.02%		1.09	%(f)(j)
Expenses, before waivers/reimbursements(d)	3.56	%(e)	7.11%	54.01%		649.75	%(f)(j)
Net investment income (loss)(b)	1.00	%(e)	1.40%	1.66	%(i)	(1.02	)%(j)
Portfolio turnover rate	17%		46%	893%		8%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	233

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class B
	Year Ended August 31,					June 29, 2007(h) to August 31, 2007
	2010		2009	2008

Net asset value, beginning of period	$ 7.00		$ 8.56	$ 9.85		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.02		.06	.11	(i)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.10		(1.50)	(1.29)		(.12)

Net increase (decrease) in net asset value from operations	.12		(1.44)	(1.18)		(.15)

Less: Dividends and Distributions
Dividends from net investment income	(.04)		(.01)	(.10)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.11)	(.01)		– 0	–

Total dividends and distributions	(.04)		(.12)	(.11)		– 0	–

Net asset value, end of period	$ 7.08		$ 7.00	$ 8.56		$ 9.85

Total Return
Total investment return based on net asset value(c)	1.66%		(16.44)%	(12.11)%		(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31		$30	$32		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.74	%(e)	1.72%	1.72%		1.79	%(f)(j)
Expenses, before waivers/reimbursements(d)	4.44	%(e)	8.64%	71.00%		649.78	%(f)(j)
Net investment income (loss)(b)	.31	%(e)	.93%	1.27	%(i)	(1.72	)%(j)
Portfolio turnover rate	17%		46%	893%		8%

See footnote summary on page 247.

234	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class C
	Year Ended August 31,					June 29, 2007(h) to August 31, 2007
	2010		2009	2008

Net asset value, beginning of period	$ 7.00		$ 8.56	$ 9.85		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.02		.05	.08	(i)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.11		(1.49)	(1.26)		(.12)

Net increase (decrease) in net asset value from operations	.13		(1.44)	(1.18)		(.15)

Less: Dividends and Distributions
Dividends from net investment income	(.04)		(.01)	(.10)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.11)	(.01)		– 0	–

Total dividends and distributions	(.04)		(.12)	(.11)		– 0	–

Net asset value, end of period	$ 7.09		$ 7.00	$ 8.56		$ 9.85

Total Return
Total investment return based on net asset value(c)	1.80%		(16.44)%	(12.11)%		(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$200		$120	$52		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.74	%(e)	1.72%	1.72%		1.79	%(f)(j)
Expenses, before waivers/reimbursements(d)	4.31	%(e)	8.05%	61.58%		649.72	%(f)(j)
Net investment income (loss)(b)	.22	%(e)	.81%	.94	%(i)	(1.72	)%(j)
Portfolio turnover rate	17%		46%	893%		8%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	235

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Advisor Class
	Year Ended August 31,				June 29, 2007(h) to August 31, 2007
	2010		2009	2008

Net asset value, beginning of period	$ 7.09		$ 8.62	$ 9.87	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.09		.10	.14	(.01)
Net realized and unrealized gain (loss) on investment transactions	.10		(1.48)	(1.23)	(.12)

Net increase (decrease) in net asset value from operations	.19		(1.38)	(1.09)	(.13)

Less: Dividends and Distributions
Dividends from net investment income	(.09)		(.04)	(.15)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.11)	(.01)	– 0	–

Total dividends and distributions	(.09)		(.15)	(.16)	– 0	–

Net asset value, end of period	$ 7.19		$ 7.09	$ 8.62	$ 9.87

Total Return
Total investment return based on net asset value(c)	2.66%		(15.66)%	(11.25)%	(1.30)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,237		$1,178	$305	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.74	%(e)	.72%	.72%	.79	%(f)(j)
Expenses, before waivers/reimbursements(d)	3.25	%(e)	6.75%	41.52%	648.81	%(f)(j)
Net investment income (loss)(b)	1.24	%(e)	1.69%	1.64%	(.72	)%(j)
Portfolio turnover rate	17%		46%	893%	8%

See footnote summary on page 247.

236	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class R
	Year Ended August 31,					June 29, 2007(h) to August 31, 2007
	2010		2009	2008

Net asset value, beginning of period	$ 7.06		$ 8.60	$ 9.86		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.06		.07	(.03	)(i)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.10		(1.48)	(1.10)		(.12)

Net increase (decrease) in net asset value from operations	.16		(1.41)	(1.13)		(.14)

Less: Dividends and Distributions
Dividends from net investment income	(.10)		(.02)	(.12)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.11)	(.01)		– 0	–

Total dividends and distributions	(.10)		(.13)	(.13)		– 0	–

Net asset value, end of period	$ 7.12		$ 7.06	$ 8.60		$ 9.86

Total Return
Total investment return based on net asset value(c)	2.16%		(16.08)%	(11.67)%		(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,443		$1,540	$258		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.24	%(e)	1.22%	1.22%		1.29	%(f)(j)
Expenses, before waivers/reimbursements(d)	3.53	%(e)	6.38%	23.00%		596.22	%(f)(j)
Net investment income (loss)(b)	.77	%(e)	1.12%	(.12	)%(i)	(1.22	)%(j)
Portfolio turnover rate	17%		46%	893%		8%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	237

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class K
	Year Ended August 31,					June 29, 2007(h) to August 31, 2007
	2010		2009	2008

Net asset value, beginning of period	$ 7.08		$ 8.61	$ 9.86		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.07		.07	.08	(i)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.10		(1.46)	(1.18)		(.12)

Net increase (decrease) in net asset value from operations	.17		(1.39)	(1.10)		(.14)

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.03)	(.14)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.11)	(.01)		– 0	–

Total dividends and distributions	(.11)		(.14)	(.15)		– 0	–

Net asset value, end of period	$ 7.14		$ 7.08	$ 8.61		$ 9.86

Total Return
Total investment return based on net asset value(c)	2.33%		(15.76)%	(11.32)%		(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,613		$3,959	$758		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.99	%(e)	.97%	.97%		1.04	%(f)(j)
Expenses, before waivers/reimbursements(d)	3.20	%(e)	6.14%	30.40%		595.99	%(f)(j)
Net investment income (loss)(b)	.95	%(e)	1.32%	.95	%(i)	(.97	)%(j)
Portfolio turnover rate	17%		46%	893%		8%

See footnote summary on page 247.

238	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class I
	Year Ended August 31,				June 29, 2007(h) to August 31, 2007
	2010		2009	2008

Net asset value, beginning of period	$ 7.09		$ 8.61	$ 9.87	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.10		.10	.14	(.01)
Net realized and unrealized gain (loss) on investment transactions	.11		(1.48)	(1.24)	(.12)

Net increase (decrease) in net asset value from operations	.21		(1.38)	(1.10)	(.13)

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.03)	(.15)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.11)	(.01)	– 0	–

Total dividends and distributions	(.13)		(.14)	(.16)	– 0	–

Net asset value, end of period	$ 7.17		$ 7.09	$ 8.61	$ 9.87

Total Return
Total investment return based on net asset value(c)	2.84%		(15.59)%	(11.35)%	(1.30)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$707		$787	$216	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.74	%(e)	.72%	.72%	.79	%(f)(j)
Expenses, before waivers/reimbursements(d)	2.94	%(e)	6.02%	41.80%	595.86	%(f)(j)
Net investment income (loss)(b)	1.31	%(e)	1.67%	1.51%	(.72	)%(j)
Portfolio turnover rate	17%		46%	893%	8%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	239

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2055 Retirement Strategy
Class A
Year Ended August 31,	June 29, 2007(h) to August 31, 2007
2010	2009	2008

Net asset value, beginning of period	$ 6.87	$ 8.38	$ 9.85	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.07	.07	.13	(i)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.08	(1.54)	(1.20)	(.13)

Net increase (decrease) in net asset value from operations	.15	(1.47)	(1.07)	(.15)

Less: Dividends and Distributions
Dividends from net investment income	(.01)	– 0	–	(.27)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.04)	(.13)	– 0	–

Total dividends and distributions	(.01)	(.04)	(.40)	– 0	–

Net asset value, end of period	$ 7.01	$ 6.87	$ 8.38	$ 9.85

Total Return
Total investment return based on net asset value(c)	2.19%	(17.45)%	(11.40)%	(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$867	$690	$343	$12
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.04	%(e)	1.02%	1.04	%(f)	1.03	%(f)(j)
Expenses, before waivers/reimbursements(d)	11.83	%(e)	23.03%	98.75	%(f)	643.42	%(f)(j)
Net investment income (loss)(b)	.99	%(e)	1.20%	1.45	%(i)	(1.02	)%(j)
Portfolio turnover rate	47%	83%	42%	8%

See footnote summary on page 247.

240	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2055 Retirement Strategy
Class B
Year Ended August 31,	June 29, 2007(h) to August 31, 2007
2010	2009	2008

Net asset value, beginning of period	$ 6.78	$ 8.34	$ 9.84	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.02	.05	.15	(i)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.08	(1.57)	(1.28)	(.13)

Net increase (decrease) in net asset value from operations	.10	(1.52)	(1.13)	(.16)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.24)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.04)	(.13)	– 0	–

Total dividends and distributions	– 0	–	(.04)	(.37)	– 0	–

Net asset value, end of period	$ 6.88	$ 6.78	$ 8.34	$ 9.84

Total Return
Total investment return based on net asset value(c)	1.48%	(18.14)%	(11.93)%	(1.60)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19	$18	$13	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.74	%(e)	1.72%	1.74	%(f)	1.73	%(f)(j)
Expenses, before waivers/reimbursements(d)	12.87	%(e)	24.65%	189.38	%(f)	638.66	%(f)(j)
Net investment income (loss)(b)	.30	%(e)	.85%	1.61	%(i)	(1.72	)%(j)
Portfolio turnover rate	47%	83%	42%	8%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	241

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2055 Retirement Strategy
Class C
Year Ended August 31,	June 29, 2007(h) to August 31, 2007
2010	2009	2008

Net asset value, beginning of period	$6.77	$8.34	$9.84	$10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.02	.08	.16	(i)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.08	(1.61)	(1.29)	(.13)

Net increase (decrease) in net asset value from operations	.10	(1.53)	(1.13)	(.16)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.24)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.04)	(.13)	– 0	–

Total dividends and distributions	– 0	–	(.04)	(.37)	– 0	–

Net asset value, end of period	$6.87	$6.77	$8.34	$9.84

Total Return
Total investment return based on net asset value(c)	1.48%	(18.26)%	(11.93)%	(1.60)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$45	$20	$37	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.74	%(e)	1.72%	1.74	%(f)	1.73	%(f)(j)
Expenses, before waivers/reimbursements(d)	12.44	%(e)	24.79%	190.03	%(f)	638.66	%(f)(j)
Net investment income (loss)(b)	.21	%(e)	1.34%	1.74	%(i)	(1.72	)%(j)
Portfolio turnover rate	47%	83%	42%	8%

See footnote summary on page 247.

242	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2055 Retirement Strategy
Advisor Class
Year Ended August 31,	June 29, 2007(h) to August 31, 2007
2010	2009	2008

Net asset value, beginning of period	$ 6.90	$ 8.41	$ 9.86	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.09	.10	.18	(.01)
Net realized and unrealized gain (loss) on investment transactions	.08	(1.57)	(1.22)	(.13)

Net increase (decrease) in net asset value from operations	.17	(1.47)	(1.04)	(.14)

Less: Dividends and Distributions
Dividends from net investment income	(.03)	– 0	–	(.28)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.04)	(.13)	– 0	–

Total dividends and distributions	(.03)	(.04)	(.41)	– 0	–

Net asset value, end of period	$ 7.04	$ 6.90	$ 8.41	$ 9.86

Total Return
Total investment return based on net asset value(c)	2.43%	(17.39)%	(11.09)%	(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$531	$248	$50	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.74	%(e)	.72%	.74	%(f)	.73	%(f)(j)
Expenses, before waivers/reimbursements(d)	11.33	%(e)	22.45%	127.65	%(f)	637.93	%(f)(j)
Net investment income (loss)(b)	1.23	%(e)	1.68%	2.04%	(.72	)%(j)
Portfolio turnover rate	47%	83%	42%	8%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	243

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class R
	Year Ended August 31,					June 29, 2007(h) to August 31, 2007
	2010		2009	2008

Net asset value, beginning of period	$ 6.79		$ 8.38	$ 9.85		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.05		.08	.04	(i)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.09		(1.58)	(1.13)		(.13)

Net increase (decrease) in net asset value from operations	.14		(1.50)	(1.09)		(.15)

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.05)	(.25)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.04)	(.13)		– 0	–

Total dividends and distributions	(.12)		(.09)	(.38)		– 0	–

Net asset value, end of period	$ 6.81		$ 6.79	$ 8.38		$ 9.85

Total Return
Total investment return based on net asset value(c)	1.97%		(17.71)%	(11.55)%		(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$484		$268	$242		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.24	%(e)	1.22%	1.22%		1.23	%(f)(j)
Expenses, before waivers/reimbursements(d)	10.49	%(e)	20.50%	89.30%		586.71	%(f)(j)
Net investment income (loss)(b)	.72	%(e)	1.33%	.51	%(i)	(1.22	)%(j)
Portfolio turnover rate	47%		83%	42%		8%

See footnote summary on page 247.

244	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class K
	Year Ended August 31,					June 29, 2007(h) to August 31, 2007
	2010		2009	2008

Net asset value, beginning of period	$ 6.83		$ 8.41	$ 9.85		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.07		.08	.19	(i)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.09		(1.57)	(1.25)		(.13)

Net increase (decrease) in net asset value from operations	.16		(1.49)	(1.06)		(.15)

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.05)	(.25)		– 0 –
Distributions from net realized gain on investment transactions	– 0 –		(.04)	(.13)		– 0 –

Total dividends and distributions	(.13)		(.09)	(.38)		– 0 –

Net asset value, end of period	$ 6.86		$ 6.83	$ 8.41		$ 9.85

Total Return
Total investment return based on net asset value(c)	2.22%		(17.42)%	(11.26)%		(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,906		$1,265	$302		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.99	%(e)	.97%	.97%		.98	%(f)(j)
Expenses, before waivers/reimbursements(d)	10.25	%(e)	19.84%	87.41%		586.41	%(f)(j)
Net investment income (loss)(b)	1.00	%(e)	1.46%	2.17	%(i)	(.97	)%(j)
Portfolio turnover rate	47%		83%	42%		8%

See footnote summary on page 247.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	245

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class I
	Year Ended August 31,				June 29, 2007(h) to August 31, 2007
	2010		2009	2008

Net asset value, beginning of period	$ 6.84		$ 8.41	$ 9.86	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.11		.10	.17	(.01)
Net realized and unrealized gain (loss) on investment transactions	.06		(1.57)	(1.21)	(.13)

Net increase (decrease) in net asset value from operations	.17		(1.47)	(1.04)	(.14)

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.06)	(.28)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.04)	(.13)	– 0	–

Total dividends and distributions	(.14)		(.10)	(.41)	– 0	–

Net asset value, end of period	$ 6.87		$ 6.84	$ 8.41	$ 9.86

Total Return
Total investment return based on net asset value(c)	2.44%		(17.21)%	(11.09)%	(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$60		$186	$48	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.74	%(e)	.72%	.72%	.73	%(f)(j)
Expenses, before waivers/reimbursements(d)	10.23	%(e)	19.85%	129.39%	586.25	%(f)(j)
Net investment income (loss)(b)	1.58	%(e)	1.62%	2.01%	(.72	)%(j)
Portfolio turnover rate	47%		83%	42%	8%
See footnote summary on page 247.

246	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or redemption of strategy shares. Total investment return calculated for a period less than one year is not annualized.

(d)	Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. For the year ended August 31, 2010, the estimated annualized blended expense ratio was .04% for Strategies 2000 and 2005, and .03% for Strategies 2010, 2015, 2020, 2025 and 2030 and .02% for Strategies 2035, 2040, 2045, 2050 and 2055. For the years ended August 31, 2009, August 31, 2008, August 31, 2007 and August 31, 2006, the estimated annualized blended expense ratios were .04%, .04%, .04% and .07%, respectively, for each of the Strategies.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Ratios reflect expenses grossed up, where applicable for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

	Year Ended August 31, 2008
Strategy	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
2055	1.02%	1.72%	1.72%	.72%	—	—	—

	Year Ended August 31, 2007
Strategy	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
2000	.90%	1.57%	1.59%	.63%	1.05%	.82%	.54%
2040	1.08%	1.80%	1.78%	.79%	1.24%	1.02%	.74%
2045	1.09%	1.79%	1.79%	.79%	1.25%	1.02%	.73%
2050	1.02%	1.72%	1.72%	.72%	1.22%	.97%	.72%
2055	1.02%	1.72%	1.72%	.72%	1.22%	.97%	.72%

	Year Ended August 31, 2006
Strategy	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
2000	1.03%	1.73%	1.73%	0.73%	1.23%	0.98%	0.73%
2030	1.18%	1.88%	1.88%	0.88%	1.38%	1.13%	0.88%
2035	1.18%	1.88%	1.88%	0.88%	1.38%	1.13%	0.88%
2040	1.18%	1.88%	1.88%	0.88%	1.38%	1.13%	0.88%
2045	1.18%	1.88%	1.88%	0.88%	1.38%	1.13%	0.88%

(g)	Amount is less than $.005.

(h)	Commencement of operations.

(i)	Net of fees and expenses waived by the Distributor.

(j)	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	247

Financial Highlights

Report of Independent Registered

Public Accounting Firm

To the Board of Directors of AllianceBernstein Blended Style Series, Inc. and Shareholders of 2000 Retirement Strategy, 2005 Retirement Strategy, 2010 Retirement Strategy, 2015 Retirement Strategy, 2020 Retirement Strategy, 2025 Retirement Strategy, 2030 Retirement Strategy, 2035 Retirement Strategy, 2040 Retirement Strategy, 2045 Retirement Strategy, 2050 Retirement Strategy and 2055 Retirement Strategy

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of 2000 Retirement Strategy, 2005 Retirement Strategy, 2010 Retirement Strategy, 2015 Retirement Strategy, 2020 Retirement Strategy, 2025 Retirement Strategy, 2030 Retirement Strategy, 2035 Retirement Strategy, 2040 Retirement Strategy, 2045 Retirement Strategy, 2050 Retirement Strategy and 2055 Retirement Strategy (the “Strategies”), each a series of AllianceBernstein Blended Style Series, Inc., as of August 31,2010, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Strategies’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended August 31, 2009 and the financial highlights for each of the periods presented prior to September 1, 2009 were audited by other auditors whose report dated October 27, 2009 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Strategies’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Strategies’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010 by correspondence with the custodian and others or by other appropriate auditing procedure where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of 2000 Retirement Strategy, 2005 Retirement Strategy, 2010 Retirement Strategy, 2015 Retirement Strategy, 2020 Retirement Strategy, 2025 Retirement Strategy, 2030 Retirement Strategy, 2035 Retirement Strategy, 2040 Retirement Strategy, 2045 Retirement Strategy, 2050 Retirement Strategy and 2055 Retirement Strategy of AllianceBernstein Blended Style Series, Inc. at August 31, 2010, and the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 28, 2010

248	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Report of Independent Registered Public Accounting Firm

2010 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Strategy during the taxable year ended August 31, 2010. For corporate shareholders, the following percentages of dividends paid by each Strategy qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of dividends paid by each Strategy may be considered to be qualifying to be taxed as interest-related dividends.

Strategy	Dividends Received Deduction % (corporate shareholders)	% of Qualified Interest Income (foreign shareholders)
2000 Retirement Strategy	15.79%	65.16%
2005 Retirement Strategy	21.05%	55.94%
2010 Retirement Strategy	25.46%	49.45%
2015 Retirement Strategy	29.90%	44.77%
2020 Retirement Strategy	35.90%	37.49%
2025 Retirement Strategy	42.83%	30.12%
2030 Retirement Strategy	53.98%	22.61%
2035 Retirement Strategy	73.42%	10.52%
2040 Retirement Strategy	73.86%	10.31%
2045 Retirement Strategy	73.91%	9.72%
2050 Retirement Strategy	72.72%	9.90%
2055 Retirement Strategy	72.60%	10.01%

For the taxable year ended August 31, 2010, each Strategy designates the following amounts as capital gain dividends. Additionally, for individual shareholders each Strategy designates the following amounts as the maximum amount that may be considered qualified dividend income.

Strategy	Capital Gain Dividends	Qualified Dividend Income
2000 Retirement Strategy	$—	$581,968
2005 Retirement Strategy	—	916,979
2010 Retirement Strategy	—	3,516,656
2015 Retirement Strategy	—	5,872,957
2020 Retirement Strategy	—	6,750,498
2025 Retirement Strategy	—	5,416,928
2030 Retirement Strategy	—	4,073,052
2035 Retirement Strategy	646,799	1,605,822
2040 Retirement Strategy	572,511	1,324,726
2045 Retirement Strategy	570,874	1,211,700
2050 Retirement Strategy	—	160,349
2055 Retirement Strategy	—	33,387

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2011.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	249

2010 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Seth J. Masters(2), Senior Vice President

Thomas J. Fontaine(2), Vice President

Dokyoung Lee(2), Vice President

Christopher H. Nikolich(2), Vice President

Patrick J. Rudden(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, each of the Strategies are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Masters, Fontaine, Lee, Nikolich and Rudden are the members of the Adviser’s Multi-Asset Solutions Team primarily responsible for the day-to-day management of the Strategies.

250	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## 78 (2002) Chairman of the Board	Investment Adviser and an Independent Consultant since prior to 2005. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	97	None

John H. Dobkin, # 68 (2002)	Independent Consultant since prior to 2005. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	95	None

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	251

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual Funds and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	95	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2005 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	95	Cirrus Logic Corporation (semi-conductors) and PLX Technology, Inc (semi-conductors) since prior to 2005 and Intel Corporation (semi-conductors) since prior to 2005 until 2008

252	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	95	None

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	253

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 58 (2008)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.

		92	None

254	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 69 (2005)

Private Investor since prior to 2005. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.

		95	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2005

Earl D. Weiner, # 71 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	95	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director of the Fund.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	255

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 50	President and Chief Executive Officer

Senior Vice President of the AllianceBernstein L.P. (the “Adviser”)** and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Seth J. Masters 51	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Thomas J. Fontaine 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Dokyoung Lee 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Christopher H. Nikolich 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Patrick J. Rudden 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2005.

256	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of ABIS**, with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	257

Management of the Fund

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Strategy

The disinterested directors (the “directors”) of AllianceBernstein Blended Style Series, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of each of AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy at a meeting held on August 3-5, 2010. Each Retirement Strategy is referred to individually as a “Strategy” and collectively as the “Strategies”.

Prior to approval of the continuance of the Advisory Agreement in respect of a Strategy the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Strategies were reasonable. The directors also discussed the proposed continuances in private sessions with counsel and the Company’s Senior Officer.

The directors noted that each Strategy is managed to the specific year of planned retirement included in its name. The directors also noted that instead of investing directly in portfolio securities, each Strategy pursues its investment objective by investing in a combination of the portfolios of The AllianceBernstein Pooling Portfolios (“Pooling”), each of which represents a particular investment style. The directors further noted that the portfolios of Pooling do not pay advisory fees to the Adviser. In reviewing the advisory fee for each Strategy, the directors considered that, although the Strategies invest substantially all of their assets in various portfolios of Pooling (and therefore hold very few securities), a portion of the advisory fee was attributable to the advisory services the Adviser provides to such portfolios of Pooling.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Strategies gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and

258	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Strategies and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage each Strategy and the overall arrangements between each Strategy and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Strategies. They also noted the professional experience and qualifications of each Strategy’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Strategies will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Strategies by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Strategies to the Adviser than the fee rates stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The directors noted that the Adviser had waived reimbursement payments from the 2000, 2005, 2050 and 2055 Strategies since each such Strategy’s inception. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Strategy’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Strategies under the Advisory Agreement.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	259

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for calendar years 2008 and 2009 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Strategies and the relevant portfolios of Pooling, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Strategies and such portfolios of Pooling. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Strategies before taxes and distribution expenses. The directors noted that the 2000, 2005, 2010, 2035, 2040, 2045, 2050 and 2055 Strategies were not profitable to the Adviser in 2008 or 2009. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the 2015, 2020, 2025 and 2030 Strategies was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Strategies (and the portfolios of Pooling in which the Strategies invest) other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients (and the portfolios of Pooling in which the Strategies invest) on an agency basis), 12b-1 fees and sales charges received by the Company’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Strategies’ shares, transfer agency fees paid by the Strategies to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by portfolios of Pooling in which the Strategies invest to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Strategies.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for each Strategy at each regular Board meeting during the year. At the August meeting, the

260	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

directors reviewed information prepared by Lipper showing the performance of the Class A Shares of each Strategy as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with a composite index (the “Composite Index”) in each case for the 1- and 3-year and since inception periods ended May 31, 2010. The Composite Index for a Strategy consisted of some or all of the following underlying benchmarks: the Russell 3000 Index, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net), the Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA) National Association of Real Estate Investment Trusts (NAREIT) Developed RE Index, the Barclays Capital (BC) U.S. Aggregate Bond Index, the BofA Merrill Lynch 1-3 Year Treasury Index, the BC 1-10 Year TIPS Index, the Standard & Poor’s 500 Stock Index and the BC High Yield (2% constrained) Index. The directors noted that the weighting of the Composite Index differed for the various Strategies, depending on the extent to which the Strategy invested in equity securities.

AllianceBernstein 2000 Retirement Strategy

The directors noted that the Strategy was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period and in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period, and that the Strategy outperformed the Composite Index in the 1-year period but lagged the Composite Index in the 3-year and the since inception periods (inception September 2005). Based on their review, the directors concluded that the Strategy’s relative performance was satisfactory.

AllianceBernstein 2005 Retirement Strategy

The directors noted that the Strategy was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period and in the 5th quintile of the Performance Group and the Performance Universe for the 3-year period, and that the Strategy outperformed the Composite Index in the 1-year period but lagged the Composite Index in the 3-year and the since inception periods (inception September 2005). Based on their review, the directors concluded that the Strategy’s relative performance was satisfactory.

AllianceBernstein 2010 Retirement Strategy

The directors noted that the Strategy was in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 1-year period and in the 5th quintile of the Performance Group and the Performance Universe for the 5-year period, and that the Strategy outperformed the Composite Index in the 1-year period but lagged the Composite Index in the 3-year and the since inception periods (inception September 2005). Based on their review, the directors concluded that the Strategy’s relative performance was satisfactory.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	261

AllianceBernstein 2015 Retirement Strategy

The directors noted that the Strategy was 2nd out of 4 of the Performance Group and in the 1st quintile of the Performance Universe for the 1-year period and 4th out of 4 of the Performance Group and in the 5th quintile of the Performance Universe for the 3-year period, and that the Strategy outperformed the Composite Index in the 1-year period but lagged the Composite Index in the 3-year and the since inception periods (inception September 2005). Based on their review, the directors concluded that the Strategy’s relative performance was satisfactory.

AllianceBernstein 2020 Retirement Strategy

The directors noted that the Strategy was in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 1-year period and in the 5th quintile of the Performance Group and the Performance Universe for the 3-year period, and that the Strategy outperformed the Composite Index in the 1-year period but lagged the Composite Index in the 3-year and the since inception periods (inception September 2005). Based on their review, the directors concluded that the Strategy’s relative performance was satisfactory.

AllianceBernstein 2025 Retirement Strategy

The directors noted that the Strategy was in the 4th quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1-year period and in the 5th quintile of the Performance Group and the Performance Universe for the 3-year period, and that the Strategy outperformed the Composite Index in the 1-year period but lagged the Composite Index in the 3-year and the since inception periods (inception September 2005). Based on their review the directors concluded that the Strategy’s relative performance was acceptable.

AllianceBernstein 2030 Retirement Strategy

The directors noted that the Strategy was in the 5th quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1-year period and in the 5th quintile of the Performance Group and the Performance Universe for the 3-year period, and that the Strategy matched the Composite Index in the 1-year period but lagged the Composite Index in the 3-year and the since inception periods (inception September 2005). Based on their review the directors concluded that the Strategy’s relative performance was acceptable.

AllianceBernstein 2035 Retirement Strategy

The directors noted that the Strategy was 3rd out of 3 of the Performance Group and in the 4th quintile of the Performance Universe for the 1-year period and 3rd out of 3 of the Performance Group and in the 5th quintile of the Performance Universe for the 3year period, and that the Strategy lagged the Composite Index in the 1- and 3-year and the since inception periods (inception September 2005). The Directors noted the small number of funds in the Performance Group. Based on their review and their discussion with the Adviser of

262	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

the reasons for the Strategy’s performance, the directors concluded that they retained confidence in the Adviser’s ability to advise the Strategy.

AllianceBernstein 2040 Retirement Strategy

The directors noted that the Strategy was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period and in the 5th quintile of the Performance Group and the Performance Universe for the 3-year period, and that the Strategy underperformed the Composite Index in the 1- and 3-year and the since inception periods (inception September 2005). The directors noted the small number of funds in the Performance Group. Based on their review and their discussion with the Adviser of the reasons for the Strategy’s performance, the directors concluded that they retained confidence in the Adviser’s ability to advise the Strategy.

AllianceBernstein 2045 Retirement Strategy

The directors noted that the Strategy was 4th out of 4 of the Performance Group and in the 5th quintile of the Performance Universe for the 1- and 3-year periods, and that the Strategy underperformed the Composite Index in the 1- and 3-year and the since inception periods (inception September 2005). The directors noted the small number of funds in the Performance Group. Based on their review and their discussion with the Adviser of the reasons for the Strategy’s performance, the directors concluded that they retained confidence in the Adviser’s ability to advise the Strategy.

AllianceBernstein 2050 Retirement Strategy

The directors noted that the Strategy was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period and that the Strategy lagged the Composite Index in the 1-year period but outperformed the Composite Index in the since inception period (inception June 2007). Based on their review, and taking into account the Strategy’s limited performance record, the directors concluded that the Strategy’s relative performance was acceptable.

AllianceBernstein 2055 Retirement Strategy

The directors noted that the Strategy was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period and that the Strategy lagged the Composite Index in the 1-year and the since inception periods (inception June 2007). Based on their review, and taking into account the Strategy’s limited performance record, the directors concluded that the Strategy’s relative performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Strategy at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	263

The directors also considered the fees the Adviser charges other clients with an investment style substantially similar to that of each of the Strategies. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of each of the Strategies. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Strategies although the institutional fee schedule provided for a higher fee rate on the first $25 million of assets (the first $50 million of assets in the case of the 2000 Strategy and the 2005 Strategy) and that the application of the institutional fee schedule to the level of assets of a Strategy would result in a fee rate lower than that in the Strategies’ Advisory Agreement (except in the case of the 2000, 2005, 2050 and 2055 Strategies). The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedule reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Strategies relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Strategies, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within a comparison group of funds created by Lipper (an Expense Group, which Lipper described as a representative sample of funds similar to a Strategy). In the case of each of the 2015, 2025, 2035, 2045 and 2055 Strategies, because of the small number of funds in the Lipper category for each such Strategy, at the request of the Adviser and the Company’s Senior Officer, Lipper had expanded each such Strategy’s Expense Group to include mixed asset funds of various target dates. Comparison information for an Expense Universe (described by Lipper as a broader group, consisting of all funds in a Strategy’s investment classification/objective with a similar load type as the Strategy) was not provided by Lipper in light of the small number of funds in the Strategy’s Lipper category. The Class A expense ratio of each Strategy was based on the Strategy’s latest fiscal year. The expense ratio of each Strategy reflected fee waivers and/or expense reimbursements as a result of undertakings by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in a Strategy’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary and temporary. The directors view the

264	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Strategies by others.

AllianceBernstein 2000 Retirement Strategy

The directors noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 55 basis points was lower than the Expense Group median. The directors noted that, in the Strategy’s latest fiscal year, the administrative expense reimbursement of 36 basis points had been waived by the Adviser. The directors noted that the Strategy’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein 2005 Retirement Strategy

The directors noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 55 basis points was lower than the Expense Group median. The directors noted that, in the Strategy’s latest fiscal year, the administrative expense reimbursement of 19 basis points had been waived by the Adviser. The directors also noted that the Strategy’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein 2010 Retirement Strategy

The directors noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 5 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Strategy’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein 2015 Retirement Strategy

The directors noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 60 basis points, plus the 3 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Strategy’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein 2020 Retirement Strategy

The directors noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 60 basis points, plus the 3 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Strategy’s total expense

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	265

ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein 2025 Retirement Strategy

The directors noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 65 basis points, plus the 3 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Strategy’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein 2030 Retirement Strategy

The directors noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 65 basis points, plus the 4 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Strategy’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein 2035 Retirement Strategy

The directors noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 65 basis points, plus the 6 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Strategy’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein 2040 Retirement Strategy

The directors noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 65 basis points, plus the 7 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Strategy’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein 2045 Retirement Strategy

The directors noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 65 basis points, plus the 2 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that, in the Strategy’s latest fiscal

266	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

year, a portion or 10 basis points of the administrative expense reimbursement of 12 basis points had been waived by the Adviser. The directors noted that the Strategy’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein 2050 Retirement Strategy

The directors noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 65 basis points was lower than the Expense Group median. The directors noted that, in the Strategy’s latest fiscal year, the administrative expense reimbursement of 1.34% had been waived by the Adviser. The directors also noted that the Strategy’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein 2055 Retirement Strategy

The directors noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 65 basis points was lower than the Expense Group median. The directors noted that, in the Strategy’s latest fiscal year, the administrative expense reimbursement of 5.01% had been waived by the Adviser. The directors also noted that the Strategy’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedules for the Strategies contain breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that each Strategy’s breakpoint arrangements would result in a sharing of economies of scale in the event the Strategy’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	267

Pages 268-417 represent the holdings of the Underlying Portfolios in which the Strategies may invest, including specific breakdowns within Underlying Portfolios. This holdings information has been derived from each fund’s August 31, 2010 financial statements, which have been audited by E&Y LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in each fund’s annual report, which is available upon request.

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

U.S. VALUE PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,937.8

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,923.6

*	All data are as of August 31, 2010. The Portfolio’s sector type breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

268	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $925.0

*	All data are as of August 31, 2010. The Portfolio’s industry and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The industry classifications presented herein are based on industry categorization methodology of the Adviser. These industry classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific sector information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	269

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,013.1

*	All data are as of August 31, 2010. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.4% or less in the following countries: Austria, Belgium, China, Denmark, India, Kazakhstan, New Zealand, Norway, South Africa, Spain, Taiwan and Turkey.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

270	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,037.2

*	All data are as of August 31, 2010. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 2.1% or less in the following countries: Denmark, Germany, India, Indonesia, Italy, South Africa, Sweden and United States.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	271

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $500.5

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $520.6

*	All data are as of August 31, 2010. The Portfolio’s sector type breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

272	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

SHORT DURATION BOND PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,218.0

INTERMEDIATE DURATION BOND PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,353.4

*	All data are as of August 31, 2010. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	273

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $667.8

HIGH-YIELD PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $487.8

*	All data are as of August 31, 2010. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

274	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

VOLATILITY MANAGEMENT

PORTFOLIO STATISTICS

Net Assets ($mil): $296.3

*	All data are as of August 31, 2010. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	275

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.0%
Consumer Discretionary – 19.1%
Auto Components – 1.3%
Lear Corp.(a)	152,900	$11,262,614
TRW Automotive Holdings Corp.(a)	382,500	13,295,700

		24,558,314

Automobiles – 0.8%
Ford Motor Co.(a)	1,377,700	15,554,233

Hotels, Restaurants & Leisure – 0.5%
Royal Caribbean Cruises Ltd.(a)	376,600	9,249,296

Household Durables – 2.3%
DR Horton, Inc.	686,400	7,042,464
Garmin Ltd.	656,600	17,472,126
NVR, Inc.(a)	24,000	14,499,840
Pulte Group, Inc.(a)	738,400	5,929,352

		44,943,782

Media – 9.8%
Cablevision Systems Corp.	735,700	18,458,713
CBS Corp. – Class B	1,180,200	16,310,364
Comcast Corp. – Class A	1,669,000	28,573,280
DIRECTV(a)	504,000	19,111,680
Gannett Co., Inc.	874,400	10,571,496
News Corp. – Class A	1,998,600	25,122,402
Time Warner Cable, Inc. – Class A	752,600	38,841,686
Time Warner, Inc.	1,086,100	32,561,278

		189,550,899

Multiline Retail – 0.8%
Kohl’s Corp.(a)	348,700	16,381,926

Specialty Retail – 2.9%
Foot Locker, Inc.	540,900	6,350,166
Gap, Inc. (The)	1,141,700	19,283,313
Office Depot, Inc.(a)	1,962,100	6,690,761
Ross Stores, Inc.	306,700	15,221,521
TJX Cos., Inc.	223,700	8,878,653

		56,424,414

Textiles, Apparel & Luxury Goods – 0.7%
Jones Apparel Group, Inc.	864,600	13,297,548

		369,960,412

Financials – 18.2%
Capital Markets – 2.1%
Goldman Sachs Group, Inc. (The)	135,500	18,555,370
Morgan Stanley	927,500	22,899,975

		41,455,345

276	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Banks – 5.2%
BB&T Corp.	631,200	$13,962,144
Comerica, Inc.	325,300	11,193,573
Fifth Third Bancorp	1,587,200	17,538,560
Wells Fargo & Co.	2,466,200	58,079,010

		100,773,287

Consumer Finance – 0.8%
Capital One Financial Corp.	386,300	14,625,318

Diversified Financial Services – 6.6%
Bank of America Corp.	3,544,600	44,130,270
Citigroup, Inc.(a)	3,631,500	13,509,180
JPMorgan Chase & Co.	1,937,200	70,436,592

		128,076,042

Insurance – 3.5%
ACE Ltd.	139,700	7,469,759
Allstate Corp. (The)	381,400	10,526,640
Berkshire Hathaway, Inc.(a)	250,300	19,718,634
Travelers Cos., Inc. (The)	499,500	24,465,510
XL Group PLC	343,200	6,146,712

		68,327,255

		353,257,247

Consumer Staples – 13.7%
Beverages – 0.6%
Constellation Brands, Inc. – Class A(a)	732,900	12,210,114

Food & Staples Retailing – 0.9%
Safeway, Inc.	905,800	17,029,040

Food Products – 5.4%
Archer-Daniels-Midland Co.	445,100	13,700,178
Bunge Ltd.	335,600	17,786,800
ConAgra Foods, Inc.	346,500	7,480,935
Kraft Foods, Inc. – Class A	663,400	19,868,830
Sara Lee Corp.	1,560,700	22,536,508
Smithfield Foods, Inc.(a)	1,052,500	16,976,825
Tyson Foods, Inc. – Class A	426,100	6,979,518

		105,329,594

Household Products – 4.6%
Kimberly-Clark Corp.	271,200	17,465,280
Procter & Gamble Co. (The)	1,204,300	71,860,581

		89,325,861

Tobacco – 2.2%
Altria Group, Inc.	1,061,300	23,688,216
Reynolds American, Inc.	325,600	17,758,224

		41,446,440

		265,341,049

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	277

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 11.9%
Biotechnology – 1.4%
Amgen, Inc.(a)	267,500	$13,653,200
Gilead Sciences, Inc.(a)	433,900	13,824,054

		27,477,254

Health Care Providers & Services – 1.2%
Community Health Systems, Inc.(a)	480,900	12,537,063
UnitedHealth Group, Inc.	294,400	9,338,368

		21,875,431

Pharmaceuticals – 9.3%
AstraZeneca PLC (Sponsored ADR)	457,300	22,604,339
Eli Lilly & Co.	190,900	6,406,604
Johnson & Johnson	1,091,900	62,260,138
Merck & Co., Inc.	711,400	25,012,824
Pfizer, Inc.	4,042,000	64,389,060

		180,672,965

		230,025,650

Energy – 10.9%
Energy Equipment & Services – 1.6%
Ensco PLC (Sponsored ADR)	470,100	19,335,213
Rowan Cos., Inc.(a)	414,300	10,651,653

		29,986,866

Oil, Gas & Consumable Fuels – 9.3%
Apache Corp.	114,200	10,260,870
Chevron Corp.	272,600	20,216,016
ConocoPhillips	607,200	31,835,496
Devon Energy Corp.	400,100	24,118,028
Forest Oil Corp.(a)	519,300	13,564,116
Hess Corp.	385,100	19,351,275
Marathon Oil Corp.	803,700	24,504,813
Newfield Exploration Co.(a)	236,500	11,354,365
Nexen, Inc. (New York)	1,013,600	18,761,736
Occidental Petroleum Corp.	92,100	6,730,668

		180,697,383

		210,684,249

Industrials – 6.6%
Aerospace & Defense – 1.5%
Northrop Grumman Corp.	455,300	24,640,836
Raytheon Co.	121,600	5,340,672

		29,981,508

Airlines – 0.7%
Delta Air Lines, Inc.(a)	1,304,400	13,644,024

Electrical Equipment – 0.4%
Cooper Industries PLC	167,600	7,054,284

278	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 1.7%
General Electric Co.	2,245,500	$32,514,840

Machinery – 2.3%
Ingersoll-Rand PLC	523,700	17,035,961
Parker Hannifin Corp.	276,000	16,328,160
SPX Corp.	104,800	5,875,088
Terex Corp.(a)	312,700	5,694,267

		44,933,476

		128,128,132

Telecommunication Services – 5.6%
Diversified Telecommunication Services – 4.1%
AT&T, Inc.	2,200,300	59,474,109
Frontier Communications Corp.	24,436	188,890
Verizon Communications, Inc.	676,900	19,975,319

		79,638,318

Wireless Telecommunication Services – 1.5%
Sprint Nextel Corp.(a)	2,841,200	11,592,096
Vodafone Group PLC (Sponsored ADR)	717,800	17,356,404

		28,948,500

		108,586,818

Information Technology – 5.2%
Communications Equipment – 0.8%
Motorola, Inc.(a)	2,067,300	15,566,769

Computers & Peripherals – 1.7%
Dell, Inc.(a)	1,204,700	14,179,319
Hewlett-Packard Co.	489,800	18,847,504

		33,026,823

Electronic Equipment, Instruments & Components – 0.8%
Tyco Electronics Ltd.	628,000	15,398,560

IT Services – 0.1%
Accenture PLC	70,300	2,572,980

Semiconductors & Semiconductor Equipment – 0.8%
Intel Corp.	580,600	10,288,232
Teradyne, Inc.(a)	470,900	4,228,682

		14,516,914

Software – 1.0%
Microsoft Corp.	860,600	20,206,888

		101,288,934

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	279

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 3.2%
Chemicals – 0.8%
Agrium, Inc.	78,700	$5,475,159
CF Industries Holdings, Inc.	79,959	7,396,208
Huntsman Corp.	191,248	1,742,269

		14,613,636

Metals & Mining – 2.4%
Cliffs Natural Resources, Inc.	156,403	9,570,300
Commercial Metals Co.	423,200	5,514,296
Freeport-McMoRan Copper & Gold, Inc.	306,800	22,083,464
Steel Dynamics, Inc.	721,000	9,877,700

		47,045,760

		61,659,396

Utilities – 2.6%
Electric Utilities – 1.1%
Edison International	420,800	14,202,000
Pepco Holdings, Inc.	377,600	6,777,920

		20,979,920

Independent Power Producers & Energy Traders – 0.6%
Constellation Energy Group, Inc.	409,100	11,998,903

Multi-Utilities – 0.9%
CMS Energy Corp.	277,400	4,854,500
NiSource, Inc.	731,600	12,685,944

		17,540,444

		50,519,267

Total Common Stocks (cost $1,893,244,087)		1,879,451,154

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(b) (cost $15,636,137)	15,636,137	15,636,137

Total Investments – 97.8% (cost $1,908,880,224)	1,895,087,291
Other assets less liabilities – 2.2%		42,740,674

Net Assets – 100.0%		$1,937,827,965

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

280	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.4%
Information Technology – 25.6%
Communications Equipment – 3.0%
Cisco Systems, Inc.(a)	2,422,100	$48,563,105
Juniper Networks, Inc.(a)	355,000	9,656,000

		58,219,105

Computers & Peripherals – 12.6%
Apple, Inc.(a)	571,690	139,132,195
EMC Corp.(a)	2,952,000	53,844,480
Hewlett-Packard Co.	1,295,850	49,864,308

		242,840,983

Internet Software & Services – 5.0%
Google, Inc. – Class A(a)	211,490	95,174,730

IT Services – 0.8%
Visa, Inc. – Class A	210,000	14,485,800

Semiconductors & Semiconductor Equipment – 3.5%
Broadcom Corp. – Class A	810,600	24,293,682
Intel Corp.	1,145,396	20,296,417
KLA-Tencor Corp.	471,000	13,192,710
NVIDIA Corp.(a)	996,800	9,300,144

		67,082,953

Software – 0.7%
Microsoft Corp.	603,500	14,170,180

		491,973,751

Consumer Discretionary – 17.2%
Auto Components – 1.6%
Johnson Controls, Inc.	1,149,600	30,498,888

Automobiles – 1.9%
Ford Motor Co.(a)	3,175,800	35,854,782

Hotels, Restaurants & Leisure – 0.4%
Hyatt Hotels Corp.(a)	178,900	6,737,374

Internet & Catalog Retail – 1.0%
Amazon.com, Inc.(a)	161,800	20,197,494

Media – 5.4%
Comcast Corp. – Class A	2,405,800	41,187,296
News Corp. – Class A	2,226,100	27,982,077
Walt Disney Co. (The)	1,074,200	35,008,178

		104,177,551

Multiline Retail – 4.8%
Kohl’s Corp.(a)	1,127,600	52,974,648

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	281

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Target Corp.	787,700	$40,298,732

		93,273,380

Specialty Retail – 1.4%
Lowe’s Cos., Inc.	1,310,900	26,611,270

Textiles, Apparel & Luxury Goods – 0.7%
Polo Ralph Lauren Corp. – Class A	180,700	13,686,218

		331,036,957

Health Care – 15.6%
Biotechnology – 6.1%
Celgene Corp.(a)	597,400	30,778,048
Gilead Sciences, Inc.(a)	2,000,350	63,731,151
Vertex Pharmaceuticals, Inc.(a)	695,000	23,171,300

		117,680,499

Health Care Equipment & Supplies – 6.3%
Alcon, Inc.	654,350	106,135,570
Covidien PLC	407,500	14,401,050

		120,536,620

Health Care Providers & Services – 1.0%
Express Scripts, Inc. – Class A(a)	458,100	19,515,060

Pharmaceuticals – 2.2%
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	848,900	42,937,362

		300,669,541

Financials – 11.6%
Capital Markets – 4.2%
Blackstone Group LP	2,625,800	26,494,322
Franklin Resources, Inc.	119,000	11,484,690
Goldman Sachs Group, Inc. (The)	322,000	44,094,680

		82,073,692

Commercial Banks – 1.1%
Wells Fargo & Co.	894,600	21,067,830

Diversified Financial Services – 6.3%
CME Group, Inc. – Class A	109,875	27,257,790
JPMorgan Chase & Co.	2,575,700	93,652,452

		120,910,242

		224,051,764

Industrials – 11.4%
Aerospace & Defense – 2.2%
Goodrich Corp.	352,700	24,152,896
Honeywell International, Inc.	446,500	17,453,685

		41,606,581

Air Freight & Logistics – 1.4%
FedEx Corp.	118,200	9,225,510

282	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

United Parcel Service, Inc. – Class B	290,300	$18,521,140

		27,746,650

Electrical Equipment – 1.9%
Cooper Industries PLC	848,700	35,721,783

Machinery – 5.9%
Danaher Corp.	1,275,500	46,338,915
Dover Corp.	571,800	25,593,768
Illinois Tool Works, Inc.	1,022,200	42,175,972

		114,108,655

		219,183,669

Energy – 9.7%
Energy Equipment & Services – 4.5%
Cameron International Corp.(a)	427,000	15,705,060
Schlumberger Ltd.	1,336,035	71,250,746

		86,955,806

Oil, Gas & Consumable Fuels – 5.2%
EOG Resources, Inc.	230,000	19,980,100
Noble Energy, Inc.	585,500	40,856,190
Occidental Petroleum Corp.	248,700	18,174,996
Suncor Energy, Inc. (New York)	655,000	19,820,300

		98,831,586

		185,787,392

Materials – 4.4%
Chemicals – 3.1%
Dow Chemical Co. (The)	1,589,600	38,738,552
Monsanto Co.	385,637	20,303,788

		59,042,340

Metals & Mining – 1.3%
ArcelorMittal (New York)	118,550	3,429,652
Freeport-McMoRan Copper & Gold, Inc.	295,000	21,234,100

		24,663,752

		83,706,092

Consumer Staples – 3.9%
Beverages – 2.1%
PepsiCo, Inc.	644,600	41,370,428

Food & Staples Retailing – 1.8%
Costco Wholesale Corp.	607,000	34,325,850

		75,696,278

Total Common Stocks (cost $1,816,564,929)		1,912,105,444

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	283

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(b) (cost $9,035,866)	9,035,866	$9,035,866

Total Investments – 99.9% (cost $1,825,600,795)		1,921,141,310
Other assets less liabilities – 0.1%		2,479,210

Net Assets – 100.0%		$1,923,620,520

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

284	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.1%
Equity: Other – 39.2%
Diversified/Specialty – 33.7%
BioMed Realty Trust, Inc.	420,445	$7,185,405
British Land Co. PLC	1,421,777	9,906,044
Canadian Real Estate Investment Trust	171,162	5,003,160
CB Richard Ellis Group, Inc. – Class A(a)	285,400	4,686,268
Cheung Kong Holdings Ltd.	659,000	8,378,452
Crown Castle International Corp.(a)	121,700	5,004,304
Dexus Property Group	6,788,000	5,033,654
Digital Realty Trust, Inc.	235,300	13,946,231
DuPont Fabros Technology, Inc.	255,922	6,323,833
GPT Group	2,705,400	7,220,507
H&R Real Estate Investment Trust	274,300	4,926,005
Jones Lang LaSalle, Inc.	77,600	5,859,576
Kerry Properties Ltd.	3,289,191	16,594,353
Lend Lease Group	2,152,275	13,310,765
Mitchells & Butlers PLC(a)	1,250,500	5,530,934
Mitsui Fudosan Co., Ltd.	2,381,000	38,637,223
Morguard Real Estate Investment Trust	442,700	5,637,798
New World Development Ltd.	7,947,157	12,817,933
Savills PLC	1,384,400	6,594,615
Sumitomo Realty & Development Co., Ltd.	809,000	15,438,848
Sun Hung Kai Properties Ltd.	3,459,600	48,788,449
Swire Pacific Ltd.	462,500	5,602,707
Telecity Group PLC(a)	1,210,225	8,926,707
Unibail-Rodamco SE	150,518	28,267,530
UOL Group Ltd.	2,322,000	6,846,709
Vornado Realty Trust	172,212	13,959,505
Weyerhaeuser Co.	91,800	1,441,260

		311,868,775

Health Care – 5.5%
Chartwell Seniors Housing Real Estate Investment Trust	873,000	6,942,411
Health Care REIT, Inc.	324,500	14,907,530
National Health Investors, Inc.	47,969	2,010,860
Nationwide Health Properties, Inc.	253,400	9,748,298
Ventas, Inc.	342,610	17,305,231

		50,914,330

		362,783,105

Residential – 20.3%
Multi-Family – 14.6%
AvalonBay Communities, Inc.	38,700	4,072,014
BRE Properties, Inc.	190,600	7,791,728
Camden Property Trust	360,500	16,496,480
Colonial Properties Trust	164,800	2,613,728
Equity Residential	369,000	16,911,270
Essex Property Trust, Inc.	99,100	10,481,807

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	285

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Home Properties, Inc.	96,000	$4,848,000
KWG Property Holding Ltd.	12,132,000	8,286,714
Mid-America Apartment Communities, Inc.	208,100	11,751,407
MRV Engenharia e Participacoes SA	592,500	4,942,420
Rossi Residencial SA	648,200	5,595,281
Shimao Property Holdings Ltd.	5,764,000	9,405,031
Stockland	3,322,460	11,695,670
Wing Tai Holdings Ltd.	7,655,000	9,171,119
Yanlord Land Group Ltd.	8,803,000	11,476,891

		135,539,560

Self Storage – 3.8%
Big Yellow Group PLC	1,068,460	4,763,236
Extra Space Storage, Inc.	549,067	8,395,234
Public Storage	229,750	22,520,095

		35,678,565

Student Housing – 0.9%
American Campus Communities, Inc.	266,300	7,933,077

Triple Net – 1.0%
Entertainment Properties Trust	207,200	8,928,248

		188,079,450

Retail – 20.1%
Regional Mall – 13.3%
BR Malls Participacoes SA	551,400	8,634,021
CapitaMall Trust	4,189,420	6,021,722
CBL & Associates Properties, Inc.	532,978	6,502,332
Macerich Co. (The)	126,548	5,241,618
Multiplan Empreendimentos Imobiliarios SA	885,605	16,791,827
Simon Property Group, Inc.	453,842	41,050,009
Taubman Centers, Inc.	87,300	3,622,077
Westfield Group	3,137,816	35,074,609

		122,938,215

Shopping Center/Other Retail – 6.8%
Eurocommercial Properties N.V.	30,200	1,158,353
Kimco Realty Corp.	806,400	12,023,424
Klepierre	563,641	17,177,912
Link REIT (The)	2,330,500	6,856,886
Primaris Retail Real Estate Investment Trust	305,799	5,514,620
RioCan Real Estate Investment Trust (New York)(b)	132,100	2,586,625
RioCan Real Estate Investment Trust (Toronto)	243,700	4,771,844
Tanger Factory Outlet Centers	171,300	7,917,486
Weingarten Realty Investors	231,496	4,671,589

		62,678,739

		185,616,954

286	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Office – 9.3%
Office – 9.3%
Allied Properties Real Estate Investment Trust	386,700	$7,579,153
Boston Properties, Inc.	104,300	8,490,020
Brandywine Realty Trust	449,485	4,939,840
Brookfield Properties Corp.	506,656	7,326,246
Castellum AB	683,900	6,982,215
Douglas Emmett, Inc.	57,200	922,064
Great Portland Estates PLC	1,081,300	5,224,509
Highwoods Properties, Inc.	151,700	4,745,176
Hongkong Land Holdings Ltd.	2,688,000	14,450,306
ING Office Fund	13,448,600	7,206,989
Japan Real Estate Investment Corp.	844	7,494,055
Orix JREIT, Inc.	1,076	5,075,320
PSP Swiss Property AG(a)	80,800	5,463,014

		85,898,907

Lodging – 6.5%
Lodging – 6.5%
DiamondRock Hospitality Co.(a)	913,933	8,006,053
Great Eagle Holdings Ltd.	1,816,000	4,963,968
Hersha Hospitality Trust	942,600	4,467,924
Hyatt Hotels Corp.(a)	170,986	6,439,333
InnVest Real Estate Investment Trust	1,167,600	6,931,034
Intercontinental Hotels Group PLC	391,800	5,889,756
LaSalle Hotel Properties	76,100	1,603,427
Sunstone Hotel Investors, Inc.(a)	980,241	8,400,665
Whitbread PLC	428,600	9,139,555
Wyndham Worldwide Corp.	185,900	4,311,021

		60,152,736

Industrials – 2.7%
Industrial Warehouse Distribution – 2.4%
Ascendas Real Estate Investment Trust	6,358,000	9,744,251
First Potomac Realty Trust	306,800	4,549,844
ProLogis	738,457	8,012,258

		22,306,353

Mixed Office Industrial – 0.3%
ING Industrial Fund	5,601,800	2,276,198

		24,582,551

Total Common Stocks (cost $752,873,636)		907,113,703

WARRANTS – 0.0%
Equity: Other – 0.0%
Diversified/Specialty – 0.0%
Henderson Land Development, expiring 6/01/11(a) (cost $0)	368,400	49,728

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	287

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(c) (cost $5,548,810)	5,548,810	$5,548,810

Total Investments – 98.7% (cost $758,422,446)		912,712,241
Other assets less liabilities – 1.3%		12,330,082

Net Assets – 100.0%		$925,042,323

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 10/15/10	12,670	$11,130,722	$11,215,287	$84,565
Australian Dollar settling 10/15/10	4,774	4,194,007	4,225,871	31,864
Euro settling 10/15/10	3,581	4,596,393	4,537,777	(58,616)
Japanese Yen settling 10/15/10	1,931,927	21,849,187	23,006,919	1,157,732
Japanese Yen settling 10/15/10	1,218,227	13,899,244	14,507,614	608,370
New Zealand Dollar settling 10/15/10	32,654	22,895,025	22,691,603	(203,422)
Norwegian Krone settling 10/15/10	81,403	12,462,911	12,876,678	413,767
Norwegian Krone settling 10/15/10	64,771	10,126,640	10,245,757	119,117
Pound Sterling settling 10/15/10	8,707	13,045,176	13,349,578	304,402
Swedish Krona settling 10/15/10	172,462	23,136,312	23,316,574	180,262
Swedish Krona settling 10/15/10	22,049	2,935,913	2,980,988	45,075

Sale Contracts:
Australian Dollar settling 10/15/10	12,670	10,962,844	11,215,287	(252,443)
Canadian Dollar settling 10/15/10	49,001	47,438,380	45,920,283	1,518,097
Canadian Dollar settling 10/15/10	4,805	4,658,897	4,502,907	155,990
Euro settling 10/15/10	12,311	15,167,521	15,600,271	(432,750)
Japanese Yen settling 10/15/10	596,981	7,114,878	7,109,323	5,555
Pound Sterling settling 10/15/10	4,605	7,076,319	7,060,388	15,931

288	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Global Real Estate Investment Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2010, the market value of this security amounted to $2,586,625 or 0.3% of net assets.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

REIT	– Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	289

Global Real Estate Investment Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.3%
Financials – 22.6%
Capital Markets – 1.3%
Deutsche Bank AG	173,500	$10,788,827
Macquarie Group Ltd.	77,900	2,615,838

		13,404,665

Commercial Banks – 13.3%
Banco do Brasil SA	762,700	12,368,226
Barclays PLC	3,189,800	14,644,435
BNP Paribas	284,565	17,629,182
Danske Bank A/S(a)	272,300	6,014,529
DnB NOR ASA	248,300	2,726,467
Hana Financial Group, Inc.	176,800	4,551,719
KB Financial Group, Inc.	306,062	12,436,921
KBC Groep NV(a)	92,900	3,835,146
National Australia Bank Ltd.	770,300	15,973,080
National Bank of Canada	90,400	5,220,455
Societe Generale	213,770	10,779,980
Sumitomo Mitsui Financial Group, Inc.	382,900	11,363,287
Turkiye Garanti Bankasi AS	920,200	4,421,352
UniCredit SpA	5,615,900	13,091,044

		135,055,823

Consumer Finance – 1.3%
ORIX Corp.	169,100	12,715,307

Insurance – 4.2%
Allianz SE	181,600	18,538,852
Aviva PLC	1,304,000	7,532,589
Muenchener Rueckversicherungs AG (MunichRe)	73,000	9,302,603
Old Mutual PLC	3,571,900	6,941,556

		42,315,600

Real Estate Management & Development – 2.5%
Lend Lease Group	453,200	2,802,820
Mitsui Fudosan Co., Ltd.	728,000	11,813,481
New World Development Ltd.	3,805,224	6,137,428
Sumitomo Realty & Development Co., Ltd.	226,000	4,312,954

		25,066,683

		228,558,078

Energy – 12.3%
Oil, Gas & Consumable Fuels – 12.3%
BP PLC	3,490,800	20,146,252
ENI SpA	621,800	12,285,579
Gazprom OAO (Sponsored ADR)	443,900	9,077,755
JX Holdings, Inc.(a)	928,000	4,698,396
KazMunaiGas Exploration Production (GDR)(b)	192,600	3,397,464
LUKOIL OAO (London) (Sponsored ADR)	98,750	5,218,938

290	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Nexen, Inc. (Toronto)	518,966	$9,611,833
OMV AG	201,100	6,465,186
Penn West Energy Trust	464,100	8,717,516
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	1,152,052	30,500,638
Suncor Energy, Inc. (Toronto)	327,548	9,924,580
Yanzhou Coal Mining Co., Ltd. – Class H	2,130,000	4,401,810

		124,445,947

Consumer Discretionary – 11.3%
Auto Components – 0.4%
NGK Spark Plug Co., Ltd.	307,000	3,582,666

Automobiles – 3.5%
Bayerische Motoren Werke AG	226,000	11,874,709
Nissan Motor Co., Ltd.(a)	2,134,900	16,272,196
Renault SA(a)	170,200	6,875,520

		35,022,425

Hotels, Restaurants & Leisure – 0.6%
Thomas Cook Group PLC	974,200	2,702,846
TUI Travel PLC	1,205,700	3,709,343

		6,412,189

Household Durables – 1.8%
Sharp Corp.	915,000	8,754,564
Sony Corp.	353,300	9,902,294

		18,656,858

Media – 2.4%
Informa PLC	1,155,300	6,770,558
Lagardere SCA	174,400	6,255,793
Vivendi SA	471,330	10,935,523

		23,961,874

Multiline Retail – 1.5%
Marks & Spencer Group PLC	2,071,600	10,945,419
PPR	31,200	4,044,550

		14,989,969

Specialty Retail – 0.8%
Esprit Holdings Ltd.	1,464,100	8,260,479

Textiles, Apparel & Luxury Goods – 0.3%
Yue Yuen Industrial Holdings Ltd.	1,049,000	3,446,096

		114,332,556

Materials – 10.1%
Chemicals – 1.5%
Agrium, Inc.	79,400	5,528,626
Air Water, Inc.	165,000	1,835,863
Arkema SA	101,900	4,243,691
Incitec Pivot Ltd.	1,123,100	3,392,267

		15,000,447

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	291

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 8.6%
Dowa Holdings Co., Ltd.	488,000	$2,520,912
Eurasian Natural Resources Corp. PLC	435,600	5,628,899
JFE Holdings, Inc.	170,600	5,033,890
Kazakhmys PLC	282,900	4,979,277
Rio Tinto PLC	382,000	19,213,856
Tata Steel Ltd.	720,200	7,999,003
ThyssenKrupp AG	366,000	9,996,504
Vale SA (Sponsored ADR) (Local Preference Shares)	614,200	14,507,404
Xstrata PLC	1,146,500	17,891,562

		87,771,307

		102,771,754

Industrials – 10.0%
Aerospace & Defense – 1.2%
BAE Systems PLC	2,110,300	9,500,773
Rolls-Royce Group PLC(a)	295,851	2,503,188

		12,003,961

Building Products – 0.9%
Asahi Glass Co., Ltd.	980,000	9,562,036
Cie de St-Gobain	678	24,765

		9,586,801

Commercial Services & Supplies – 0.5%
Rentokil Initial PLC(a)	3,345,942	4,796,665

Construction & Engineering – 1.4%
Bouygues SA	364,900	14,731,680

Industrial Conglomerates – 1.0%
Bidvest Group Ltd.	536,453	9,894,810

Machinery – 0.6%
Vallourec SA	75,690	6,479,471

Professional Services – 0.8%
Randstad Holding NV(a)	210,693	7,814,421

Road & Rail – 0.8%
East Japan Railway Co.	61,400	3,970,866
Firstgroup PLC	700,200	3,723,507

		7,694,373

Trading Companies & Distributors – 2.8%
ITOCHU Corp.	953,000	7,769,152
Mitsubishi Corp.	548,400	11,750,794
Mitsui & Co., Ltd.	710,200	9,245,027

		28,764,973

		101,767,155

292	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 8.9%
Diversified Telecommunication Services – 5.4%
France Telecom SA	640,800	$13,025,348
Nippon Telegraph & Telephone Corp.	351,000	15,092,206
Telecom Corp. of New Zealand Ltd.	2,460,332	3,438,763
Telecom Italia SpA (ordinary shares)	6,603,400	8,898,000
Telecom Italia SpA (savings shares)	4,931,400	5,409,667
Telefonica SA	383,100	8,467,222

		54,331,206

Wireless Telecommunication Services – 3.5%
KDDI Corp.	1,415	6,824,061
Vodafone Group PLC	11,990,537	28,789,966

		35,614,027

		89,945,233

Health Care – 7.5%
Health Care Providers & Services – 0.1%
Celesio AG	32,180	650,143

Pharmaceuticals – 7.4%
AstraZeneca PLC	482,000	23,692,898
Bayer AG	256,500	15,645,423
Novartis AG	375,110	19,663,895
Sanofi-Aventis SA	283,319	16,218,962

		75,221,178

		75,871,321

Consumer Staples – 6.3%
Beverages – 0.5%
Asahi Breweries Ltd.	261,300	4,925,409

Food & Staples Retailing – 1.9%
Aeon Co., Ltd.	685,700	7,310,040
Casino Guichard Perrachon SA	91,600	7,399,859
Delhaize Group SA	62,855	4,201,007

		18,910,906

Tobacco – 3.9%
British American Tobacco PLC	484,000	16,399,434
Imperial Tobacco Group PLC	409,200	11,261,566
Japan Tobacco, Inc.	3,975	12,348,772

		40,009,772

		63,846,087

Information Technology – 5.3%
Computers & Peripherals – 1.1%
Toshiba Corp.(a)	2,253,000	10,589,866

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	293

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 1.1%
AU Optronics Corp.(a)	10,533,790	$9,052,469
Hitachi High-Technologies Corp.	150,400	2,447,695

		11,500,164

IT Services – 0.8%
Cap Gemini SA	200,800	8,465,647

Semiconductors & Semiconductor Equipment – 2.3%
Samsung Electronics Co., Ltd.	22,330	14,118,051
Samsung Electronics Co., Ltd. (Preference Shares)	11,500	5,115,656
United Microelectronics Corp.	9,291,000	3,734,074

		22,967,781

		53,523,458

Utilities – 4.0%
Electric Utilities – 3.7%
E.ON AG	572,800	16,076,909
EDF SA	208,700	8,291,698
Tokyo Electric Power Co., Inc. (The)	436,500	12,690,257

		37,058,864

Gas Utilities – 0.3%
Tokyo Gas Co., Ltd.	745,000	3,472,116

		40,530,980

Total Common Stocks (cost $1,068,172,506)		995,592,569

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(c) (cost $8,376,836)	8,376,836	8,376,836

Total Investments – 99.1% (cost $1,076,549,342)		1,003,969,405
Other assets less liabilities – 0.9%		9,103,296

Net Assets – 100.0%		$1,013,072,701

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
TOPIX INDEX	50	September 2010	$5,074,229	$4,764,314		$(309,915)

294	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Value Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 11/15/10	16,958	$14,842,829	$14,955,716	$112,887
Australian Dollar settling 11/15/10	10,450	9,146,571	9,216,136	69,565
Japanese Yen settling 11/15/10	1,803,329	20,781,905	21,483,289	701,384
New Zealand Dollar settling 11/15/10	10,631	7,425,009	7,368,754	(56,255)
New Zealand Dollar settling 11/15/10	18,071	13,158,941	12,525,703	(633,238)
Norwegian Krone settling 11/15/10	309,042	51,788,384	48,804,125	(2,984,259)
Pound Sterling settling 11/15/10	24,133	37,288,381	36,993,458	(294,923)
Pound Sterling settling 11/15/10	18,884	29,178,046	28,947,269	(230,777)
Swedish Krona settling 11/15/10	369,664	52,146,142	49,949,267	(2,196,875)
Swiss Franc settling 11/15/10	34,066	32,417,875	33,577,216	1,159,341
Swiss Franc settling 11/15/10	19,294	18,599,853	19,017,167	417,314
Swiss Franc settling 11/15/10	11,953	11,611,054	11,781,497	170,443

Sale Contracts:
Australian Dollar settling 11/15/10	16,958	14,522,831	14,955,716	(432,885)
Canadian Dollar settling 11/15/10	38,556	37,594,703	36,110,546	1,484,157
Euro settling 11/15/10	44,493	56,260,509	56,377,783	(117,274)
Euro settling 11/15/10	84,058	111,857,662	106,511,218	5,346,444
Japanese Yen settling 11/15/10	1,157,427	13,799,428	13,788,576	10,852
Japanese Yen settling 11/15/10	1,803,329	21,500,197	21,483,289	16,908
Japanese Yen settling 11/15/10	442,467	5,227,388	5,271,166	(43,778)
New Zealand Dollar settling 11/15/10	12,235	8,543,211	8,480,548	62,663
Pound Sterling settling 11/15/10	18,884	28,771,662	28,947,269	(175,607)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	295

International Value Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2010, the market value of this security amounted to $3,397,464 or 0.3% of net assets.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

296	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.3%
Financials – 23.9%
Capital Markets – 4.3%
Credit Suisse Group AG	367,495	$16,071,927
GP Investments Ltd.(a)	1,442,500	5,585,196
Julius Baer Group Ltd.	334,619	11,752,660
Man Group PLC	3,602,053	11,444,822

		44,854,605

Commercial Banks – 8.0%
Banco Santander Brasil SA (ADR)	409,300	5,148,994
Banco Santander SA	1,659,379	19,322,266
Bank Rakyat Indonesia	5,139,500	5,310,251
HDFC Bank Ltd.	155,300	7,069,178
Itau Unibanco Holding SA (ADR)	727,580	15,693,901
Standard Chartered PLC	1,141,742	30,490,338

		83,034,928

Diversified Financial Services – 2.4%
BM&F Bovespa SA	777,500	5,666,619
Hong Kong Exchanges and Clearing Ltd.	651,700	10,280,526
IG Group Holdings PLC	1,132,877	9,028,564

		24,975,709

Insurance – 3.3%
Admiral Group PLC	961,953	22,367,951
Prudential PLC	1,284,800	11,144,772

		33,512,723

Real Estate Management & Development – 5.5%
CapitaLand Ltd.	4,358,000	12,606,860
CapitaMalls Asia Ltd.	128,000	199,119
China Overseas Land & Investment Ltd.	4,846,000	10,389,150
Daito Trust Construction Co., Ltd.	100,800	5,788,505
Hang Lung Group Ltd.	787,800	4,752,750
Hang Lung Properties Ltd.	5,167,000	23,205,978

		56,942,362

Thrifts & Mortgage Finance – 0.4%
Housing Development Finance Corp.	316,000	4,214,364

		247,534,691

Consumer Staples – 17.3%
Beverages – 3.5%
Anheuser-Busch InBev NV	587,457	30,427,489
Cia de Bebidas das Americas (Preference Shares)	50,800	5,596,750

		36,024,239

Food & Staples Retailing – 4.2%
Olam International Ltd.	5,622,000	11,123,870
Tesco PLC	5,138,080	31,974,645

		43,098,515

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	297

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Food Products – 0.9%
Chaoda Modern Agriculture Holdings Ltd.	6,644,000	$5,024,948
China Green Holdings Ltd.	5,064,000	4,796,422

		9,821,370

Household Products – 2.4%
Reckitt Benckiser Group PLC	492,686	24,556,552

Tobacco – 6.3%
British American Tobacco PLC	916,160	31,042,366
Imperial Tobacco Group PLC	546,000	15,026,430
Japan Tobacco, Inc.	6,312	19,608,918

		65,677,714

		179,178,390

Consumer Discretionary – 12.7%
Distributors – 3.5%
Li & Fung Ltd.	7,290,000	36,808,875

Diversified Consumer Services – 0.5%
Anhanguera Educacional Participacoes SA	302,300	5,094,992

Hotels, Restaurants & Leisure – 0.8%
Ajisen China Holdings Ltd.	1,229,800	1,858,272
Carnival PLC	207,911	6,723,412

		8,581,684

Media – 0.8%
Jupiter Telecommunications Co., Ltd.	7,558	8,041,129

Specialty Retail – 5.0%
Fast Retailing Co., Ltd.	69,100	9,544,159
Hennes & Mauritz AB – Class B	497,850	16,223,985
Inditex SA	243,670	16,204,808
Yamada Denki Co., Ltd.	163,070	10,145,394

		52,118,346

Textiles, Apparel & Luxury Goods – 2.1%
Anta Sports Products Ltd.	2,660,000	5,497,418
Cie Financiere Richemont SA	401,300	15,519,122
Ports Design Ltd.	133,400	327,032

		21,343,572

		131,988,598

Industrials – 12.5%
Air Freight & Logistics – 0.6%
Kuehne & Nagel International AG	59,738	6,212,360

Commercial Services & Supplies – 3.9%
Aggreko PLC	390,600	8,467,953
G4S PLC	2,536,800	9,788,459
Serco Group PLC	2,420,800	21,553,711

		39,810,123

298	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 0.8%
Vestas Wind Systems A/S(a)	230,817	$8,533,698

Machinery – 1.3%
Atlas Copco AB – Class A	332,573	5,038,531
Jain Irrigation Systems Ltd.	98,990	2,606,548
Vallourec SA	68,600	5,872,529

		13,517,608

Professional Services – 4.9%
Bureau Veritas SA	94,100	5,719,590
Capita Group PLC (The)	3,142,300	33,796,104
Intertek Group PLC	217,790	5,608,643
SGS SA	4,066	5,878,944

		51,003,281

Transportation Infrastructure – 1.0%
China Merchants Holdings International Co., Ltd.	3,158,000	10,722,733

		129,799,803

Materials – 9.2%
Chemicals – 3.9%
Huabao International Holdings Ltd.	3,312,000	4,798,997
Israel Chemicals Ltd.	909,700	11,508,554
K&S AG	321,500	16,762,738
Syngenta AG	29,216	6,728,521

		39,798,810

Metals & Mining – 5.3%
Agnico-Eagle Mines Ltd.	185,600	12,058,432
ArcelorMittal (Euronext Amsterdam)	516,600	14,972,982
BHP Billiton PLC	357,860	9,979,146
Impala Platinum Holdings Ltd.	83,051	1,955,675
Vale SA (Sponsored ADR) – Class B	609,300	16,298,775

		55,265,010

		95,063,820

Health Care – 9.0%
Health Care Equipment & Supplies – 2.0%
Alcon, Inc.	131,800	21,377,960

Life Sciences Tools & Services – 1.0%
QIAGEN NV(a)	574,601	10,291,927

Pharmaceuticals – 6.0%
Aspen Pharmacare Holdings Ltd.(a)	599,104	6,817,196
Novo Nordisk A/S – Class B	107,796	9,210,071
Roche Holding AG	137,543	18,657,646
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	536,700	27,146,286

		61,831,199

		93,501,086

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	299

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 7.9%
Energy Equipment & Services – 5.2%
AMEC PLC	1,196,600	$16,759,107
Petrofac Ltd.	784,600	16,787,814
Saipem SpA	304,000	10,581,399
Technip SA	154,300	10,059,709

		54,188,029

Oil, Gas & Consumable Fuels – 2.7%
Afren PLC(a)	1,224,965	1,921,866
Petroleo Brasileiro SA (ADR)	414,600	13,826,910
Suncor Energy, Inc. (Toronto)	395,600	11,986,530

		27,735,306

		81,923,335

Information Technology – 5.8%
Communications Equipment – 1.1%
Research In Motion Ltd.(a)	257,600	11,040,736

Computers & Peripherals – 0.5%
Logitech International SA(a)	346,600	5,128,537

Electronic Equipment, Instruments & Components – 0.9%
Hirose Electric Co. Ltd.	52,500	5,076,573
Keyence Corp.	21,700	4,491,732

		9,568,305

Internet Software & Services – 1.0%
Telecity Group PLC(a)	93,857	692,296
Yahoo! Japan Corp.	27,561	9,902,832

		10,595,128

IT Services – 0.5%
Infosys Technologies Ltd.	88,540	5,099,057

Semiconductors & Semiconductor Equipment – 0.4%
ASML Holding NV	172,900	4,278,205

Software – 1.4%
Nintendo Co., Ltd.	53,800	14,914,967

		60,624,935

Total Common Stocks (cost $971,551,640)		1,019,614,658

300	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(b) (cost $16,753,612)	16,753,612	$16,753,612

Total Investments – 99.9% (cost $988,305,252)		1,036,368,270
Other assets less liabilities – 0.1%		880,884

Net Assets – 100.0%		$1,037,249,154

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE 100 Index Futures	42	September 2010	$3,316,772	$3,350,459	$33,687
EURO STOXX 50	298	September 2010	9,812,707	9,875,302	62,595
Topix Index Futures	35	September 2010	3,462,388	3,335,020	(127,368)

					$(31,086)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 9/15/10	16,052	$14,014,038	$14,259,538	$245,500
Australian Dollar settling 9/15/10	52,695	46,004,843	46,810,763	805,920
Canadian Dollar settling 9/15/10	4,167	3,940,388	3,906,885	(33,503)
Canadian Dollar settling 9/15/10	2,955	2,778,405	2,770,541	(7,864)
Canadian Dollar settling 9/15/10	21,806	20,651,968	20,444,812	(207,156)
Euro settling 9/15/10	7,217	8,945,688	9,145,600	199,912
Euro settling 9/15/10	7,711	9,611,299	9,771,612	160,313
Euro settling 9/15/10	14,145	17,818,881	17,924,970	106,089
Euro settling 9/15/10	11,127	13,944,245	14,100,470	156,225
Euro settling 9/15/10	7,752	9,743,024	9,823,568	80,544
Euro settling 9/15/10	5,311	6,892,456	6,730,259	(162,197)
Euro settling 9/15/10	8,173	10,470,594	10,357,072	(113,522)
Japanese Yen settling 9/15/10	2,368,347	25,989,235	28,195,007	2,205,772

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	301

International Growth Portfolio—Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Japanese Yen settling 9/15/10	2,495,556	$27,423,994	$29,709,422	$2,285,428
Japanese Yen settling 9/15/10	6,514,303	70,322,265	77,552,327	7,230,062
Norwegian Krone settling 9/15/10	76,689	11,355,109	12,150,353	795,244
Norwegian Krone settling 9/15/10	66,704	10,463,619	10,568,363	104,744
Norwegian Krone settling 9/15/10	185,054	28,696,682	29,319,347	622,665
Pound Sterling settling 9/15/10	36,885	55,696,424	56,563,607	867,183
Pound Sterling settling 9/15/10	51,241	79,200,139	78,578,711	(621,428)
Swedish Krona settling 9/15/10	159,396	19,759,508	21,560,418	1,800,910
Swedish Krona settling 9/15/10	186,265	24,035,527	25,194,805	1,159,278
Swiss Franc settling 9/15/10	20,866	19,280,738	20,554,959	1,274,221
Swiss Franc settling 9/15/10	20,691	19,521,469	20,382,567	861,098
Swiss Franc settling 9/15/10	16,411	15,603,963	16,166,367	562,404

Sale Contracts:
Australian Dollar settling 9/15/10	16,052	13,309,034	14,259,538	(950,504)
Australian Dollar settling 9/15/10	46,084	39,868,651	40,937,986	(1,069,335)
Australian Dollar settling 9/15/10	6,611	5,559,653	5,872,777	(313,124)
Canadian Dollar settling 9/15/10	3,292	3,118,340	3,086,505	31,835
Canadian Dollar settling 9/15/10	53,238	52,208,449	49,914,743	2,293,706
Canadian Dollar settling 9/15/10	7,673	7,361,675	7,194,031	167,644
Euro settling 9/15/10	55,210	69,822,983	69,963,776	(140,793)
Japanese Yen settling 9/15/10	2,648,141	29,067,231	31,525,936	(2,458,705)
Japanese Yen settling 9/15/10	3,889,936	43,648,294	46,309,419	(2,661,125)
Japanese Yen settling 9/15/10	582,497	6,662,667	6,934,586	(271,919)
Japanese Yen settling 9/15/10	621,496	7,313,611	7,398,867	(85,256)
Pound Sterling settling 9/15/10	66,154	95,053,706	101,447,983	(6,394,277)
Pound Sterling settling 9/15/10	13,728	20,845,694	21,052,059	(206,365)
Pound Sterling settling 9/15/10	27,086	40,837,833	41,536,718	(698,885)

302	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Growth Portfolio—Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Pound Sterling settling 9/15/10	15,829	$24,263,483	$24,273,969	$(10,486)
Pound Sterling settling 9/15/10	4,977	7,649,798	7,632,291	17,507
Swiss Franc settling 9/15/10	58,061	50,477,731	57,195,507	(6,717,776)
Swiss Franc settling 9/15/10	22,489	20,211,743	22,153,765	(1,942,022)
Swiss Franc settling 9/15/10	9,748	8,630,979	9,602,691	(971,712)

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	303

International Growth Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.5%
Financials – 26.3%
Capital Markets – 0.6%
MF Global Holdings Ltd.(a)	442,400	$2,919,840

Commercial Banks – 7.9%
Associated Banc-Corp	357,900	4,316,274
CapitalSource, Inc.	624,000	3,151,200
City National Corp.	58,400	2,828,896
Comerica, Inc.	162,600	5,595,066
Marshall & Ilsley Corp.	730,200	4,782,810
Popular, Inc.(a)	1,515,666	3,880,105
Susquehanna Bancshares, Inc.	592,900	4,689,839
Umpqua Holdings Corp.	286,000	2,974,400
Webster Financial Corp.	241,700	3,888,953
Whitney Holding Corp.	444,900	3,305,607

		39,413,150

Insurance – 7.0%
Aspen Insurance Holdings Ltd.	238,400	6,770,560
Endurance Specialty Holdings Ltd.	142,600	5,253,384
Fidelity National Financial, Inc. – Class A	254,500	3,692,795
Platinum Underwriters Holdings Ltd.	159,100	6,397,411
Reinsurance Group of America, Inc. – Class A	131,600	5,756,184
StanCorp Financial Group, Inc.	74,700	2,661,561
Unum Group	217,300	4,356,865

		34,888,760

Real Estate Investment Trusts (REITs) – 6.0%
Brandywine Realty Trust	311,400	3,422,286
BRE Properties, Inc.	78,575	3,212,146
Camden Property Trust	142,700	6,529,952
CBL & Associates Properties, Inc.	254,900	3,109,780
DiamondRock Hospitality Co.(a)	508,900	4,457,964
Sunstone Hotel Investors, Inc.(a)	504,101	4,320,146
Tanger Factory Outlet Centers	109,900	5,079,578

		30,131,852

Real Estate Management & Development – 1.7%
CB Richard Ellis Group, Inc. – Class A(a)	268,500	4,408,770
Jones Lang LaSalle, Inc.	58,900	4,447,539

		8,856,309

Thrifts & Mortgage Finance – 3.1%
Astoria Financial Corp.	244,642	2,950,383
First Niagara Financial Group, Inc.	463,318	5,230,860
People’s United Financial, Inc.	223,800	2,846,736
Washington Federal, Inc.	311,150	4,440,110

		15,468,089

		131,678,000

304	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 16.4%
Auto Components – 3.8%
Cooper Tire & Rubber Co.	235,300	$3,809,507
Dana Holding Corp.(a)	560,400	5,749,704
Federal-Mogul Corp.(a)	340,400	5,206,418
TRW Automotive Holdings Corp.(a)	121,700	4,230,292

		18,995,921

Hotels, Restaurants & Leisure – 2.7%
Boyd Gaming Corp.(a)	371,000	2,574,740
Royal Caribbean Cruises Ltd.(a)	225,300	5,533,368
Wyndham Worldwide Corp.	239,300	5,549,367

		13,657,475

Household Durables – 2.4%
American Greetings Corp.	315,975	6,098,318
NVR, Inc.(a)	5,075	3,066,112
Pulte Group, Inc.(a)	368,600	2,959,858

		12,124,288

Leisure Equipment & Products – 0.6%
Callaway Golf Co.	439,300	2,745,625

Media – 2.9%
CBS Corp. – Class B	231,000	3,192,420
Gannett Co., Inc.	249,200	3,012,828
Interpublic Group of Cos., Inc. (The)(a)	624,800	5,329,544
Meredith Corp.	102,400	2,996,224

		14,531,016

Specialty Retail – 3.0%
AnnTaylor Stores Corp.(a)	271,900	4,168,227
Foot Locker, Inc.	241,500	2,835,210
Men’s Wearhouse, Inc. (The)	85,704	1,652,373
Office Depot, Inc.(a)	1,043,350	3,557,823
Signet Jewelers Ltd.(a)	105,324	2,784,767

		14,998,400

Textiles, Apparel & Luxury Goods – 1.0%
Jones Apparel Group, Inc.	327,600	5,038,488

		82,091,213

Industrials – 10.7%
Airlines – 0.6%
Alaska Air Group, Inc.(a)	65,200	2,883,796

Building Products – 1.3%
AO Smith Corp.	59,300	3,045,055
Masco Corp.	314,800	3,302,252

		6,347,307

Electrical Equipment – 3.0%
EnerSys(a)	201,800	4,453,726
General Cable Corp.(a)	197,100	4,385,475

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	305

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Thomas & Betts Corp.(a)	165,450	$6,113,377

		14,952,578

Machinery – 3.2%
Briggs & Stratton Corp.	264,900	4,807,935
Mueller Industries, Inc.	237,100	5,590,818
Terex Corp.(a)	318,600	5,801,706

		16,200,459

Professional Services – 0.6%
Kelly Services, Inc. – Class A(a)	259,841	2,712,740

Road & Rail – 1.2%
Con-way, Inc.	112,900	2,959,109
Hertz Global Holdings, Inc.(a)	381,000	3,242,310

		6,201,419

Trading Companies & Distributors – 0.8%
WESCO International, Inc.(a)	128,300	4,141,524

		53,439,823

Utilities – 9.5%
Electric Utilities – 5.4%
Northeast Utilities	225,100	6,521,147
NV Energy, Inc.	490,000	6,272,000
Pepco Holdings, Inc.	403,700	7,246,415
Portland General Electric Co.	353,725	7,067,425

		27,106,987

Gas Utilities – 1.0%
UGI Corp.	180,000	4,968,000

Multi-Utilities – 3.1%
CMS Energy Corp.	451,200	7,896,000
NiSource, Inc.	441,400	7,653,876

		15,549,876

		47,624,863

Information Technology – 8.7%
Communications Equipment – 0.9%
CommScope, Inc.(a)	238,600	4,473,750

Computers & Peripherals – 0.8%
NCR Corp.(a)	292,200	3,754,770

Electronic Equipment, Instruments & Components – 4.6%
Anixter International, Inc.(a)	126,700	5,812,996
Arrow Electronics, Inc.(a)	126,700	2,898,896
AU Optronics Corp. (Sponsored ADR)(a)	417,624	3,595,743
Avnet, Inc.(a)	121,100	2,773,190
Flextronics International Ltd.(a)	676,200	3,333,666
Insight Enterprises, Inc.(a)	349,000	4,585,860

		23,000,351

306	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – 1.8%
Amdocs Ltd.(a)	118,400	$3,105,632
Convergys Corp.(a)	567,500	5,748,775

		8,854,407

Semiconductors & Semiconductor Equipment – 0.6%
Siliconware Precision Industries Co. (Sponsored ADR)	336,100	1,502,367
Teradyne, Inc.(a)	185,500	1,665,790

		3,168,157

		43,251,435

Energy – 8.1%
Energy Equipment & Services – 3.7%
Helix Energy Solutions Group, Inc.(a)	458,500	4,172,350
Helmerich & Payne, Inc.	118,500	4,389,240
Oil States International, Inc.(a)	81,900	3,376,737
Rowan Cos., Inc.(a)	253,300	6,512,343

		18,450,670

Oil, Gas & Consumable Fuels – 4.4%
Forest Oil Corp.(a)	205,200	5,359,824
Southern Union Co.	281,600	6,336,000
Swift Energy Co.(a)	125,300	3,376,835
Teekay Corp.	174,300	4,237,233
Whiting Petroleum Corp.(a)	34,100	2,893,044

		22,202,936

		40,653,606

Materials – 8.0%
Chemicals – 5.1%
Arch Chemicals, Inc.	158,900	4,881,408
Cytec Industries, Inc.	108,300	5,136,669
Huntsman Corp.	518,900	4,727,179
PolyOne Corp.(a)	513,800	5,009,550
Rockwood Holdings, Inc.(a)	221,600	5,728,360

		25,483,166

Metals & Mining – 2.9%
Commercial Metals Co.	436,500	5,687,595
Reliance Steel & Aluminum Co.	141,300	5,263,425
Steel Dynamics, Inc.	267,500	3,664,750

		14,615,770

		40,098,936

Health Care – 5.9%
Health Care Equipment & Supplies – 1.8%
Kinetic Concepts, Inc.(a)	152,000	4,851,840
Teleflex, Inc.	88,600	4,258,116

		9,109,956

Health Care Providers & Services – 3.4%
AMERIGROUP Corp.(a)	127,800	4,715,820

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	307

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Community Health Systems, Inc.(a)	165,600	$4,317,192
LifePoint Hospitals, Inc.(a)	171,178	5,207,235
Molina Healthcare, Inc.(a)	108,025	2,739,514

		16,979,761

Pharmaceuticals – 0.7%
Par Pharmaceutical Cos., Inc.(a)	127,600	3,364,812

		29,454,529

Consumer Staples – 4.9%
Beverages – 1.3%
Constellation Brands, Inc. – Class A(a)	381,094	6,349,026

Food & Staples Retailing – 0.4%
Supervalu, Inc.	223,900	2,176,308

Food Products – 2.6%
Bunge Ltd.	74,400	3,943,200
Smithfield Foods, Inc.(a)	369,900	5,966,487
Tyson Foods, Inc. – Class A	194,400	3,184,272

		13,093,959

Tobacco – 0.6%
Universal Corp.	81,400	2,902,724

		24,522,017

Total Common Stocks (cost $484,062,558)		492,814,422

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(b) (cost $6,704,525)	6,704,525	6,704,525

Total Investments – 99.8% (cost $490,767,083)		499,518,947
Other assets less liabilities – 0.2%		1,006,106

Net Assets – 100.0%		$500,525,053

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

308	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.1%
Information Technology – 24.6%
Communications Equipment – 5.6%
ADTRAN, Inc.	233,100	$7,326,333
Aruba Networks, Inc.(a)	445,000	8,174,650
F5 Networks, Inc.(a)	80,700	7,055,601
Riverbed Technology, Inc.(a)	174,330	6,687,299

		29,243,883

Computers & Peripherals – 1.4%
Netezza Corp.(a)	382,100	7,435,666

IT Services – 3.0%
Alliance Data Systems Corp.(a)	123,000	6,911,370
VeriFone Systems, Inc.(a)	356,400	8,617,752

		15,529,122

Semiconductors & Semiconductor Equipment – 5.7%
Atheros Communications, Inc.(a)	187,590	4,625,969
Fairchild Semiconductor International, Inc.(a)	502,700	3,885,871
Hittite Microwave Corp.(a)	96,300	4,097,565
Netlogic Microsystems, Inc.(a)	141,800	3,424,470
ON Semiconductor Corp.(a)	563,300	3,481,194
Skyworks Solutions, Inc.(a)	274,800	4,907,928
Teradyne, Inc.(a)	577,900	5,189,542

		29,612,539

Software – 8.9%
Concur Technologies, Inc.(a)	126,600	5,921,082
Fortinet, Inc.(a)	317,890	6,481,777
Informatica Corp.(a)	256,610	8,252,578
MICROS Systems, Inc.(a)	73,200	2,788,920
Red Hat, Inc.(a)	225,100	7,777,205
SuccessFactors, Inc.(a)	301,600	6,363,760
TIBCO Software, Inc.(a)	600,400	8,699,796

		46,285,118

		128,106,328

Industrials – 21.8%
Aerospace & Defense – 1.3%
Hexcel Corp.(a)	409,900	6,992,894

Air Freight & Logistics – 2.1%
Atlas Air Worldwide Holdings, Inc.(a)	98,540	4,270,724
Expeditors International of Washington, Inc.	169,600	6,714,464

		10,985,188

Building Products – 1.0%
Simpson Manufacturing Co., Inc.	227,800	5,020,712

Electrical Equipment – 3.2%
AMETEK, Inc.	187,600	8,064,924

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	309

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Baldor Electric Co.	239,500	$8,401,660

		16,466,584

Machinery – 7.6%
Actuant Corp. – Class A	336,200	6,663,484
Bucyrus International, Inc. – Class A	131,500	7,559,935
IDEX Corp.	195,175	5,814,263
Joy Global, Inc.	136,555	7,748,131
Lincoln Electric Holdings, Inc.	143,800	7,128,166
Valmont Industries, Inc.	68,600	4,598,258

		39,512,237

Marine – 1.0%
Kirby Corp.(a)	142,500	5,248,275

Professional Services – 2.4%
Manpower, Inc.	134,800	5,729,000
Robert Half International, Inc.	303,600	6,551,688

		12,280,688

Road & Rail – 2.1%
Genesee & Wyoming, Inc. – Class A(a)	148,700	5,771,047
Knight Transportation, Inc.	277,200	5,222,448

		10,993,495

Trading Companies & Distributors – 1.1%
MSC Industrial Direct Co. – Class A	131,100	5,843,127

		113,343,200

Consumer Discretionary – 20.6%
Distributors – 1.4%
LKQ Corp.(a)	403,600	7,506,960

Diversified Consumer Services – 0.9%
Strayer Education, Inc.	32,700	4,734,306

Hotels, Restaurants & Leisure – 5.7%
Chipotle Mexican Grill, Inc. – Class A(a)	51,300	7,737,579
Orient-Express Hotels Ltd. – Class A(a)	764,400	6,604,416
Panera Bread Co. – Class A(a)	87,700	7,010,738
Wyndham Worldwide Corp.	358,500	8,313,615

		29,666,348

Household Durables – 1.4%
Tempur-Pedic International, Inc.(a)	269,500	7,222,600

Internet & Catalog Retail – 1.3%
NetFlix, Inc.(a)	51,900	6,514,488

Media – 2.9%
Lamar Advertising Co. – Class A(a)	244,100	6,397,861
National CineMedia, Inc.	547,200	8,695,008

		15,092,869

310	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 1.7%
Dollar Tree, Inc.(a)	197,600	$8,957,208

Specialty Retail – 5.3%
CarMax, Inc.(a)	377,400	7,521,582
Dick’s Sporting Goods, Inc.(a)	307,300	7,519,631
J Crew Group, Inc.(a)	178,400	5,439,416
Ulta Salon Cosmetics & Fragrance, Inc.(a)	320,400	7,257,060

		27,737,689

		107,432,468

Health Care – 17.2%
Biotechnology – 4.7%
Alexion Pharmaceuticals, Inc.(a)	106,600	6,019,702
Dendreon Corp.(a)	68,500	2,455,040
Human Genome Sciences, Inc.(a)	170,300	4,954,027
Ironwood Pharmaceuticals, Inc.(a)	194,800	1,805,796
Regeneron Pharmaceuticals, Inc.(a)	115,900	2,547,482
Seattle Genetics, Inc.(a)	106,400	1,218,280
United Therapeutics Corp.(a)	116,900	5,403,118

		24,403,445

Health Care Equipment & Supplies – 4.1%
Align Technology, Inc.(a)	376,100	6,027,002
Edwards Lifesciences Corp.(a)	4,500	259,065
NuVasive, Inc.(a)	139,400	4,091,390
ResMed, Inc.(a)	198,200	5,973,748
Sirona Dental Systems, Inc.(a)	154,600	4,872,992

		21,224,197

Health Care Providers & Services – 5.5%
Centene Corp.(a)	299,800	6,061,956
Emergency Medical Services Corp.(a)	148,400	7,130,620
Healthspring, Inc.(a)	22,292	462,782
HMS Holdings Corp.(a)	144,300	7,529,574
Magellan Health Services, Inc.(a)	170,600	7,473,986

		28,658,918

Health Care Technology – 1.5%
SXC Health Solutions Corp.(a)	103,500	8,052,300

Life Sciences Tools & Services – 0.7%
Illumina, Inc.(a)	89,330	3,831,364

Pharmaceuticals – 0.7%
Salix Pharmaceuticals Ltd.(a)	93,100	3,524,766

		89,694,990

Financials – 6.2%
Capital Markets – 4.5%
Affiliated Managers Group, Inc.(a)	79,150	5,082,221
Greenhill & Co., Inc.	93,020	6,551,399

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	311

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Lazard Ltd. – Class A	198,800	$6,214,488
Stifel Financial Corp.(a)	125,500	5,431,640

		23,279,748

Commercial Banks – 0.8%
Iberiabank Corp.	84,500	4,119,375

Thrifts & Mortgage Finance – 0.9%
People’s United Financial, Inc.	367,500	4,674,600

		32,073,723

Energy – 4.6%
Energy Equipment & Services – 2.3%
FMC Technologies, Inc.(a)	113,400	7,013,790
Oceaneering International, Inc.(a)	102,800	5,141,028

		12,154,818

Oil, Gas & Consumable Fuels – 2.3%
Concho Resources, Inc.(a)	92,200	5,386,324
Range Resources Corp.	78,700	2,660,847
SM Energy Co.	94,570	3,592,714

		11,639,885

		23,794,703

Materials – 2.3%
Chemicals – 1.2%
Solutia, Inc.(a)	481,600	6,520,864

Metals & Mining – 1.1%
Molycorp, Inc.(a)	334,200	5,597,850

		12,118,714

Consumer Staples – 1.8%
Food Products – 1.8%
Green Mountain Coffee Roasters, Inc.(a)	301,450	9,290,689

Total Common Stocks (cost $445,746,608)		515,854,815

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(b) (cost $7,891,306)	7,891,306	7,891,306

Total Investments – 100.6% (cost $453,637,914)		523,746,121
Other assets less liabilities – (0.6)%		(3,153,009)

Net Assets – 100.0%		$520,593,112

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

312	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 44.1%
United States – 44.1%
U.S. Treasury Notes 0.75%, 11/30/11-5/31/12	$167,410	$168,223,155
1.375%, 11/15/12	153,061	155,835,231
1.75%, 11/15/11-8/15/12	175,822	179,515,201
2.375%, 8/31/14	19,760	20,786,591
2.50%, 4/30/15	12,000	12,687,192

Total Governments - Treasuries (cost $530,959,351)		537,047,370

MORTGAGE PASS-THRU’S – 15.9%
Agency Fixed Rate 30-Year – 10.0%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.00%, 7/01/37-9/01/37	2,125	2,287,031
Federal National Mortgage Association Series 2007 6.50%, 10/01/37	33,187	36,235,308
Series 2008
6.00%, 5/01/38-8/01/38	43,443	46,845,081
6.50%, 12/01/28-7/01/35	21,148	23,294,123
Government National Mortgage Association Series 2008 6.50%, 9/15/38	11,545	12,692,351

		121,353,894

Agency ARMs – 5.4%
Federal Home Loan Mortgage Corp. Series 2005 2.808%, 5/01/35(a)	4,192	4,416,425
Series 2007 5.919%, 11/01/36(b)	3,928	4,140,070
6.069%, 1/01/37(b)	3,219	3,406,874
Federal National Mortgage Association Series 2003 4.775%, 12/01/33(a)	1,111	1,166,664
Series 2005 2.57%, 2/01/35(b)	6,403	6,678,553
3.359%, 10/01/35(a)	3,209	3,383,304
5.344%, 1/01/36(a)	2,165	2,272,532
Series 2006 2.825%, 1/01/36(a)	10,124	10,566,700
5.509%, 5/01/36(b)	5,390	5,660,103
5.685%, 7/01/36(a)	4,077	4,274,950
5.707%, 11/01/36(b)	4,610	4,886,527

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	313

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2007 3.034%, 11/01/35(b)	$5,781	$6,100,227
5.412%, 2/01/37(b)	4,299	4,528,073
6.312%, 1/01/37(b)	1,889	1,988,666
Series 2009 4.66%, 7/01/38(a)	2,850	2,998,486

		66,468,154

Agency Fixed Rate 15-Year – 0.5%
Federal National Mortgage Association Series 1998 6.00%, 10/01/13-12/01/13	20	20,903
Series 2001 6.00%, 11/01/16	107	115,980
Series 2002 6.00%, 12/01/17	68	73,498
Series 2005 6.00%, 6/01/17-6/01/20	200	216,107
Series 2006 6.00%, 5/01/21-1/01/22	3,750	4,060,778
Series 2007 6.00%, 2/01/22	1,018	1,101,280

		5,588,546

Total Mortgage Pass-Thru’s (cost $186,361,881)		193,410,594

CORPORATES - INVESTMENT GRADES – 12.1%
Industrial – 9.7%
Capital Goods – 1.0%
General Dynamics Corp. 1.80%, 7/15/11	5,637	5,704,864
John Deere Capital Corp. 5.25%, 10/01/12	2,735	2,962,662
Raytheon Co. 5.50%, 11/15/12	3,156	3,456,050

		12,123,576

Communications - Telecommunications – 0.9%
AT&T, Inc. 4.95%, 1/15/13	2,875	3,132,347
New Cingular Wireless Services, Inc. 8.125%, 5/01/12	5,160	5,756,289
Verizon Global Funding Corp. 7.375%, 9/01/12	2,142	2,404,845

		11,293,481

314	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.8%
American Honda Finance Corp. 2.375%, 3/18/13(c)	$6,114	$6,245,714
Toyota Motor Credit Corp. 1.375%, 8/12/13	3,065	3,073,420

		9,319,134

Consumer Cyclical - Entertainment – 0.3%
Walt Disney Co. (The) 4.50%, 12/15/13	3,624	4,034,338

Consumer Cyclical - Restaurants – 0.3%
McDonald’s Corp. 4.30%, 3/01/13	3,595	3,895,833

Consumer Cyclical - Retailers – 0.6%
Costco Wholesale Corp. 5.30%, 3/15/12	2,740	2,933,329
Wal-Mart Stores, Inc. 4.55%, 5/01/13	3,500	3,834,488

		6,767,817

Consumer Non-Cyclical – 3.1%
Abbott Laboratories 5.15%, 11/30/12	2,717	2,979,343
Avon Products, Inc. 5.625%, 3/01/14	2,450	2,780,297
Baxter FinCo BV 4.75%, 10/15/10	3,432	3,449,534
Baxter International, Inc. 1.80%, 3/15/13	2,021	2,062,291
Bottling Group LLC 5.00%, 11/15/13	3,599	4,028,307
Campbell Soup Co. 6.75%, 2/15/11	3,460	3,562,745
GlaxoSmithKline Capital, Inc. 4.85%, 5/15/13	2,844	3,124,393
Merck & Co., Inc. 5.30%, 12/01/13	2,810	3,169,056
PepsiCo, Inc. 4.65%, 2/15/13	2,802	3,054,115
Pfizer, Inc. 4.45%, 3/15/12	6,003	6,331,790
Procter & Gamble Co. (The) 1.375%, 8/01/12	3,132	3,171,422

		37,713,293

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	315

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Energy – 0.9%
Apache Corp. 5.25%, 4/15/13	$2,890	$3,154,785
Chevron Corp. 3.95%, 3/03/14	3,665	3,998,317
ConocoPhillips 4.75%, 2/01/14	3,650	4,046,780

		11,199,882

Technology – 1.5%
Cisco Systems, Inc. 5.25%, 2/22/11	1,866	1,907,304
Dell, Inc. 3.375%, 6/15/12	2,134	2,213,229
Hewlett-Packard Co. 2.95%, 8/15/12	1,408	1,463,043
International Business Machines Corp. 2.10%, 5/06/13	6,055	6,244,292
Microsoft Corp. 2.95%, 6/01/14	3,045	3,245,763
Oracle Corp. 4.95%, 4/15/13	2,885	3,183,551

		18,257,182

Transportation - Services – 0.3%
United Parcel Service, Inc. 3.875%, 4/01/14	3,095	3,370,186

		117,974,722

Financial Institutions – 2.2%
Banking – 1.3%
Bank of New York Mellon Corp. (The) 4.30%, 5/15/14	1,785	1,951,885
Royal Bank of Canada 5.65%, 7/20/11	4,960	5,183,041
State Street Corp. 4.30%, 5/30/14	3,015	3,310,545
UnionBanCal Corp. 5.25%, 12/16/13	5,212	5,695,575

		16,141,046

Insurance – 0.6%
Metropolitan Life Global Funding I 2.875%, 9/17/12(c)	7,700	7,903,426

Other Finance – 0.3%
ORIX Corp. 5.48%, 11/22/11	3,130	3,261,439

		27,305,911

316	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Utility – 0.2%
Electric – 0.2%
Southern Co. 4.15%, 5/15/14	$2,001	$2,169,220

Total Corporates - Investment Grades (cost $142,079,217)		147,449,853

ASSET-BACKED SECURITIES – 12.0%
Autos - Fixed Rate – 4.2%
Bank of America Auto Trust Series 2009-2A, Class A4 3.03%, 10/15/16(c)	8,610	9,013,236
Series 2009-3A, Class A4 2.67%, 12/15/16(c)	12,380	12,892,053
Chrysler Financial Auto Securitization Trust Series 2009-A, Class A3 2.82%, 1/15/16	6,418	6,541,950
Honda Auto Receivables Owner Trust Series 2009-3, Class A3 2.31%, 5/15/13	3,420	3,473,162
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A4 2.43%, 3/15/16	7,560	7,830,773
Nissan Auto Lease Trust Series 2009-B, Class A4 2.65%, 1/15/15	10,555	10,784,949

		50,536,123

Credit Cards - Floating Rate – 3.7%
Chase Issuance Trust Series 2007-A1, Class A1 0.296%, 3/15/13(b)	4,825	4,823,166
Series 2009-A2, Class A2 1.826%, 4/15/14(b)	13,000	13,285,684
Discover Card Master Trust Series 2009-A1, Class A1 1.576%, 12/15/14(b)+	14,835	15,080,318
Series 2009-A2, Class A 1.576%, 2/17/15(b)	1,320	1,343,337
Series 2010-A1, Class A1 0.926%, 9/15/15(b)	7,206	7,247,239
MBNA Credit Card Master Note Trust Series 2006-A2, Class A2 0.336%, 6/15/15(b)	3,130	3,111,628

		44,891,372

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	317

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Other ABS - Floating Rate – 1.2%
CNH Wholesale Master Note Trust Series 2009-1A, Class A 1.976%, 7/15/15(b)(c)+	$14,000	$14,370,602
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.364%, 2/25/47(b)(d)	1,865	9,325

		14,379,927

Autos - Floating Rate – 1.1%
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 0.336%, 4/20/13(b)	4,360	4,356,400
Wheels SPV LLC Series 2009-1, Class A 1.826%, 3/15/18(b)(c)+	9,249	9,360,954

		13,717,354

Home Equity Loans - Floating Rate – 0.8%
BNC Mortgage Loan Trust Series 2007-2, Class M5 1.164%, 5/25/37(b)(e)	1,200	16,097
First Franklin Mortgage Loan Asset Backed Certificates Series 2004-FF4, Class A2 0.554%, 6/25/34(b)	28	21,513
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.546%, 1/20/36(b)	1,233	993,998
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 0.464%, 6/25/37(b)(c)	3,492	1,419,242
Lehman XS Trust Series 2005-2, Class 1M1 0.764%, 8/25/35(b)(e)	5,000	107,436
Series 2006-1, Class 1M1 0.714%, 2/25/36(b)(e)	4,000	63,202
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 0.384%, 4/25/37(b)	155	154,592
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 0.394%, 4/25/37(b)	2,130	1,541,215
Novastar Home Equity Loan Series 2007-2, Class M1 0.564%, 9/25/37(b)(e)	4,935	139,438

318	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Option One Mortgage Loan Trust Series 2006-2, Class 2A2 0.364%, 7/25/36(b)	$2,193	$1,565,562
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/37(a)(c)	618	608,838
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 0.394%, 7/25/37(b)	4,185	2,543,173
Specialty Underwriting & Residential Finance Series 2005-AB2, Class M1 0.714%, 6/25/36(b)	2,000	869,546

		10,043,852

Home Equity Loans - Fixed Rate – 0.6%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	2,543	2,333,130
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33	1,308	1,170,235
Series 2003-CB3, Class AF1 2.879%, 12/25/32	2,180	1,719,483
Series 2005-CB4, Class AF2 4.751%, 8/25/35	430	428,451
Series 2005-RP2, Class AF2 5.75%, 9/25/35(c)	197	195,547
Home Equity Mortgage Trust Series 2006-5, Class A1 5.50%, 1/25/37	2,347	325,591
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(d)(f)	35	0
Structured Asset Securities Corp. Series 2007-RM1, Class AIO 5.00%, 5/25/47(c)(g)	8,954	1,410,275

		7,582,712

Other ABS - Fixed Rate – 0.4%
Dunkin Securitization Series 2006-1, Class A2 5.779%, 6/20/31(c)	1,600	1,588,000

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	319

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

John Deere Owner Trust Series 2009-A, Class A3 2.59%, 10/15/13	$3,389	$3,432,494

		5,020,494

Total Asset-Backed Securities (cost $170,100,514)		146,171,834

CMOs – 7.2%
Agency Floating Rate – 6.1%
Fannie Mae REMICs Series 2003-52, Class FV 1.264%, 5/25/31(b)	734	735,761
Series 2005-17, Class FA 0.564%, 3/25/35(b)	21,424	21,362,822
Series 2005-38, Class F 0.564%, 5/25/35(b)	15,657	15,608,639
Fannie Mae Whole Loan Series 2003-W13, Class AV2 0.544%, 10/25/33(b)	216	188,211
Freddie Mac REMICs Series 2976, Class DF 0.576%, 10/15/34(b)	19,967	19,917,634
Series 3001, Class HN 0.576%, 5/15/35(b)	15,735	15,685,923
Series R008, Class FK 0.676%, 7/15/23(b)	790	781,436

		74,280,426

Non-Agency Floating Rate – 0.8%
Adjustable Rate Mortgage Trust Series 2005-11, Class 5M1 0.734%, 2/25/36(b)(e)	3,843	34,510
Countrywide Alternative Loan Trust Series 2006-OA14, Class 3A1 1.236%, 11/25/46(b)	1,963	889,336
Homebanc Mortgage Trust Series 2005-4, Class A2 0.594%, 10/25/35(b)	2,977	1,752,974
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.82%, 2/25/42(b)(c)	3,207	3,094,228
Sequoia Mortgage Trust Series 2007-3, Class 1A1 0.466%, 7/20/36(b)	2,901	2,318,981
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 0.494%, 5/25/35(b)	131	105,077

320	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio —Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Structured Asset Mortgage Investments, Inc. Series 2004-AR5, Class 1A1 0.597%, 10/19/34(b)	$647	$550,794
WaMu Mortgage Pass Through Certificates Series 2006-AR4, Class 1A1B 1.326%, 5/25/46(b)	1,176	480,694
Series 2006-AR9, Class 1AB2 0.484%, 8/25/46(b)	2,870	840,886

		10,067,480

Agency Fixed Rate – 0.2%
Fannie Mae REMICs Series 2005-86, Class WH 5.00%, 11/25/25	619	617,727
Series 2006-50, Class PA 5.00%, 4/25/27	1,965	1,990,217

		2,607,944

Non-Agency Fixed Rate – 0.1%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	898	881,467

Total CMOs (cost $96,981,040)		87,837,317

AGENCIES – 5.5%
Agency Debentures – 5.5%
Bank of America Corp. – FDIC Insured 2.10%, 4/30/12	8,760	8,977,993
Citibank NA – FDIC Insured 1.875%, 5/07/12	18,659	19,048,208
Goldman Sachs Group, Inc. (The) – FDIC Insured 3.25%, 6/15/12	13,670	14,293,516
JPMorgan Chase & Co. – FDIC Insured 3.125%, 12/01/11	10,565	10,918,769
Morgan Stanley – FDIC Insured 2.25%, 3/13/12	6,000	6,154,410
Wells Fargo & Co. – FDIC Insured 3.00%, 12/09/11	7,493	7,736,530

Total Agencies (cost $65,178,313)		67,129,426

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	321

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.1%
Non-Agency Floating Rate CMBS – 1.6%
Banc of America Large Loan, Inc. Series 2005-MIB1, Class C 0.586%, 3/15/22(b)(c)	$2,500	$2,197,546
Commercial Mortgage Pass Through Certificates Series 2005-F10A, Class A1 0.376%, 4/15/17(b)(c)	30	29,667
Series 2005-FL11, Class D 0.616%, 11/15/17(b)(c)	1,096	1,001,229
Series 2007-FL14, Class C 0.576%, 6/15/22(b)(c)	3,871	2,864,888
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.746%, 10/15/21(b)(c)	4,900	4,323,914
Series 2007-TFLA, Class A2 0.396%, 2/15/22(b)(c)	8,000	6,471,671
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 0.672%, 9/15/21(b)(c)	2,600	973,814
Series 2007-WHL8, Class E 0.676%, 6/15/20(b)(c)	2,725	1,326,807

		19,189,536

Non-Agency Fixed Rate CMBS – 0.5%
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	60	59,650
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LDPX, Class A2S 5.305%, 1/15/49	5,950	5,968,768

		6,028,418

Total Commercial Mortgage-Backed Securities (cost $31,702,034)		25,217,954

	Shares
SHORT-TERM INVESTMENTS – 3.3%
Investment Companies – 2.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(h)	26,878,720	26,878,720

322	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Certificates of Deposit – 1.1%
Royal Bank of Canada NY 2.25%, 3/15/13	$12,810	$13,146,941

Total Short-Term Investments (cost $39,682,765)		40,025,661

Total Investments – 102.2% (cost $1,263,045,115)		1,244,290,009
Other assets less liabilities – (2.2)%		(26,278,988)

Net Assets – 100.0%		$1,218,011,021

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	1,328	December 2010	$291,009,621	$291,018,751	$9,130
U.S. T-Note 5 Yr Futures	189	December 2010	22,703,021	22,740,539	37,518

Sold Contracts
U.S. T-Note 10 Yr Futures	176	December 2010	$21,968,051	$22,110,000	(141,949)

					$(95,301)

(a)	Variable rate coupon, rate shown as of August 31, 2010.

(b)	Floating Rate Security. Stated interest rate was in effect at August 31, 2010.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2010, the aggregate market value of these securities amounted to $87,291,651 or 7.2% of net assets.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of August 31, 2010, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$35,213	$0	0.00%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.364%, 2/25/47	5/25/07	1,822,742	9,325	0.00%

(e)	Illiquid security.

(f)	Fair valued.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	323

Short Duration Bond Portfolio—Portfolio of Investments

(g)	IO – Interest Only

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

+	Position, or a portion thereof, has been segregated to meet the collateral requirements of the Term Asset-Backed Securities Loan Facility (“TALF”) program administered by the Federal Reserve Bank of New York. The market value of the collateral amounted to $34,913,457.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the fund’s total exposure to subprime investments was 2.23% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CDO	– Collateralized Debt Obligations
CMBS	– Commercial Mortgage-Backed Securities
CMOs	– Collateralized Mortgage Obligations
FDIC	– Federal Deposit Insurance Corporation
REMICs	– Real Estate Mortgage Investment Conduits

See notes to financial statements.

324	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

INTERMEDIATE DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 32.0%
Industrial – 14.2%
Basic – 2.3%
Anglo American Capital PLC 9.375%, 4/08/19(a)	$1,901	$2,534,789
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20	2,110	2,204,279
ArcelorMittal 6.125%, 6/01/18	3,570	3,787,549
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	3,132	3,768,209
Dow Chemical Co. (The) 7.375%, 11/01/29	200	229,550
8.55%, 5/15/19	4,115	5,158,091
Eastman Chemical Co. 5.50%, 11/15/19	686	760,054
International Paper Co. 5.30%, 4/01/15	2,625	2,834,714
7.50%, 8/15/21	797	950,024
Packaging Corp. of America 5.75%, 8/01/13	1,329	1,441,110
PPG Industries, Inc. 5.75%, 3/15/13	3,190	3,500,537
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18	3,260	3,858,608

		31,027,514

Capital Goods – 0.6%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(a)	299	323,382
Lafarge SA 6.15%, 7/15/11	2,204	2,269,924
Republic Services, Inc. 5.25%, 11/15/21	1,213	1,347,687
5.50%, 9/15/19	1,768	1,984,617
Tyco International Finance SA 8.50%, 1/15/19	1,265	1,689,877

		7,615,487

Communications - Media – 2.0%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)	3,710	4,228,855
CBS Corp. 5.75%, 4/15/20	905	1,005,154
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	2,746	3,859,415

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	325

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Comcast Corp. 5.50%, 3/15/11	$2,767	$2,836,291
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 4.75%, 10/01/14	1,200	1,296,241
News America Holdings, Inc. 9.25%, 2/01/13	670	785,058
News America, Inc. 6.55%, 3/15/33	1,383	1,575,219
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	1,345	1,768,921
RR Donnelley & Sons Co. 4.95%, 4/01/14	710	734,118
Time Warner Cable, Inc. 7.50%, 4/01/14	1,325	1,559,257
Time Warner Entertainment Co. LP 8.375%, 3/15/23	2,680	3,506,212
WPP Finance UK 5.875%, 6/15/14	376	415,207
8.00%, 9/15/14	2,616	3,077,698

		26,647,646

Communications - Telecommunications – 2.3%
America Movil SAB de CV 5.00%, 3/30/20	2,987	3,255,089
American Tower Corp. 5.05%, 9/01/20	2,750	2,773,488
AT&T Corp. 8.00%, 11/15/31(b)	295	404,322
British Telecommunications PLC 9.375%, 12/15/10(b)	3,066	3,134,307
Embarq Corp. 7.082%, 6/01/16	3,780	4,120,941
Qwest Corp. 7.50%, 10/01/14	3,270	3,641,963
8.875%, 3/15/12(b)	660	726,000
Telecom Italia Capital SA 6.175%, 6/18/14	2,510	2,751,833
6.375%, 11/15/33	375	372,263
7.175%, 6/18/19	1,450	1,670,993
United States Cellular Corp. 6.70%, 12/15/33	4,720	5,047,653
Vodafone Group PLC 5.50%, 6/15/11	3,015	3,124,547

		31,023,399

326	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.6%
Daimler Finance North America LLC 5.75%, 9/08/11	$1,105	$1,156,422
7.30%, 1/15/12	1,178	1,267,827
7.75%, 1/18/11	437	448,120
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)	2,465	2,594,326
Nissan Motor Acceptance Corp. 4.50%, 1/30/15(a)	2,530	2,687,596

		8,154,291

Consumer Cyclical - Entertainment – 0.6%
Time Warner, Inc. 4.70%, 1/15/21	1,460	1,532,177
7.625%, 4/15/31	2,810	3,502,440
Viacom, Inc. 5.625%, 9/15/19	2,895	3,336,635

		8,371,252

Consumer Cyclical - Other – 0.7%
Marriott International, Inc. Series J 5.625%, 2/15/13	4,120	4,403,007
MDC Holdings, Inc. 5.50%, 5/15/13	4,540	4,693,379

		9,096,386

Consumer Cyclical - Retailers – 0.1%
CVS Caremark Corp. 6.60%, 3/15/19	1,460	1,751,999

Consumer Non-Cyclical – 1.9%
Ahold Finance USA LLC 6.875%, 5/01/29	3,105	3,797,213
Altria Group, Inc. 9.70%, 11/10/18	1,675	2,215,621
Baxter FinCo BV 4.75%, 10/15/10	2,678	2,691,682
Bunge Ltd. Finance Corp. 5.10%, 7/15/15	1,711	1,800,414
5.875%, 5/15/13	2,720	2,918,848
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)	3,480	3,814,741
ConAgra Foods, Inc. 7.875%, 9/15/10	68	68,155
Delhaize Group SA 5.875%, 2/01/14	775	874,948
Diageo Capital PLC 7.375%, 1/15/14	2,340	2,766,519

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	327

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Fortune Brands, Inc. 4.875%, 12/01/13	$2,016	$2,171,041
Kroger Co. (The) 6.80%, 12/15/18	2,175	2,659,057
Safeway, Inc. 6.50%, 3/01/11	453	464,846

		26,243,085

Energy – 1.8%
Anadarko Petroleum Corp. 5.95%, 9/15/16	3,050	3,020,711
6.45%, 9/15/36	877	760,645
Baker Hughes, Inc. 6.50%, 11/15/13	1,300	1,493,094
BP Capital Markets PLC 4.75%, 3/10/19	505	495,442
Canadian Natural Resources Ltd. 5.15%, 2/01/13	1,220	1,320,297
Hess Corp. 7.875%, 10/01/29	1,793	2,319,846
Marathon Oil Corp. 7.50%, 2/15/19	995	1,264,533
Nabors Industries, Inc. 9.25%, 1/15/19	2,995	3,856,308
Noble Energy, Inc. 8.25%, 3/01/19	2,858	3,699,170
Noble Holding International Ltd. 4.90%, 8/01/20	251	268,287
Valero Energy Corp. 6.125%, 2/01/20	1,635	1,783,806
Weatherford International Ltd. 5.15%, 3/15/13	1,600	1,713,158
9.625%, 3/01/19	1,540	2,020,545

		24,015,842

Other Industrial – 0.2%
Noble Group Ltd. 6.75%, 1/29/20(a)	3,341	3,516,402

Technology – 0.6%
Agilent Technologies, Inc. 5.00%, 7/15/20	505	536,082
Computer Sciences Corp. 5.50%, 3/15/13	2,290	2,494,644
Dell, Inc. 5.625%, 4/15/14	1,645	1,863,724
Motorola, Inc. 6.50%, 9/01/25	1,800	1,992,127

328	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

7.50%, 5/15/25	$290	$345,024
7.625%, 11/15/10	146	148,137
Xerox Corp. 8.25%, 5/15/14	310	371,496

		7,751,234

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.25%, 10/01/14	1,695	1,830,846
5.75%, 12/15/16	1,115	1,223,068

		3,053,914

Transportation - Services – 0.3%
Con-way, Inc. 6.70%, 5/01/34	2,269	2,205,867
Ryder System, Inc. 5.85%, 11/01/16	930	1,040,300
7.20%, 9/01/15	908	1,067,978

		4,314,145

		192,582,596

Financial Institutions – 14.2%
Banking – 7.1%
American Express Co. 7.25%, 5/20/14	1,900	2,209,880
8.125%, 5/20/19	2,785	3,583,574
Bank of America Corp. 4.875%, 1/15/13	4,230	4,450,607
5.625%, 7/01/20	1,710	1,761,676
7.625%, 6/01/19	1,700	1,989,779
Series L 5.65%, 5/01/18	1,400	1,455,143
Bank of Tokyo-Mitsubishi UFJ Ltd./New York NY 7.40%, 6/15/11	170	177,218
BankAmerica Capital II Series 2 8.00%, 12/15/26	1,950	1,986,563
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17	5,410	5,816,913
Citigroup, Inc. 5.50%, 4/11/13	2,900	3,079,029
6.50%, 8/19/13	2,770	3,029,471
8.50%, 5/22/19	2,750	3,362,639
Compass Bank 5.50%, 4/01/20	4,989	4,959,989
Deutsche Bank AG 5.00%, 10/12/10	2,730	2,743,806
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20	2,700	2,908,505
7.50%, 2/15/19	2,855	3,329,407

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	329

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

JPMorgan Chase & Co. 4.40%, 7/22/20	$3,955	$4,009,049
Lloyds TSB Bank PLC 4.375%, 1/12/15(a)	3,820	3,924,133
M&I Marshall & Ilsley Bank 5.00%, 1/17/17	3,700	3,508,314
Macquarie Group Ltd. 4.875%, 8/10/17(a)	3,420	3,461,430
Merrill Lynch & Co., Inc. 6.05%, 5/16/16	1,607	1,702,242
Morgan Stanley 5.45%, 1/09/17	1,615	1,695,695
5.50%, 7/24/20	2,100	2,115,693
6.60%, 4/01/12	960	1,030,118
National Australia Bank Ltd. 3.75%, 3/02/15(a)	3,175	3,344,069
National City Bank/Cleveland OH 6.25%, 3/15/11	4,245	4,357,633
Nationwide Building Society 6.25%, 2/25/20(a)	3,415	3,780,542
SouthTrust Corp. 5.80%, 6/15/14	3,315	3,622,801
Standard Chartered PLC 6.409%, 1/30/17(a)	4,800	4,360,248
UFJ Finance Aruba AEC 6.75%, 7/15/13	1,913	2,151,578
Union Bank NA 5.95%, 5/11/16	1,005	1,086,694
Wachovia Corp. 5.50%, 5/01/13	4,155	4,561,338

		95,555,776

Brokerage – 0.1%
Jefferies Group, Inc. 6.875%, 4/15/21	1,330	1,412,500

Finance – 0.9%
General Electric Capital Corp. 4.80%, 5/01/13	2,795	3,015,394
Series A 4.375%, 11/21/11	2,713	2,830,866
HSBC Finance Corp. 7.00%, 5/15/12	2,095	2,262,148
SLM Corp. Series A 5.375%, 1/15/13-5/15/14	4,650	4,348,272

		12,456,680

Insurance – 4.3%
Aetna, Inc. 6.00%, 6/15/16	1,010	1,171,081

330	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Aflac, Inc. 3.45%, 8/15/15	$555	$570,625
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	1,820	2,051,164
Assurant, Inc. 5.625%, 2/15/14	1,028	1,096,704
CIGNA Corp. 5.125%, 6/15/20	1,155	1,248,982
Coventry Health Care, Inc. 5.95%, 3/15/17	665	665,480
6.125%, 1/15/15	260	270,399
6.30%, 8/15/14	2,060	2,196,821
Genworth Financial, Inc. 6.515%, 5/22/18	4,100	4,102,054
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)	1,605	1,941,395
Hartford Financial Services Group, Inc. 4.00%, 3/30/15	685	696,485
5.50%, 3/30/20	3,221	3,241,618
Humana, Inc. 6.30%, 8/01/18	1,514	1,648,551
6.45%, 6/01/16	285	315,633
7.20%, 6/15/18	610	698,779
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)	2,683	2,814,014
Lincoln National Corp. 8.75%, 7/01/19	791	1,009,988
Markel Corp. 7.125%, 9/30/19	1,685	1,933,103
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)	1,510	2,144,482
MetLife, Inc. 4.75%, 2/08/21	1,460	1,526,586
7.717%, 2/15/19	1,159	1,453,052
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	2,585	3,140,087
Principal Financial Group, Inc. 7.875%, 5/15/14	2,220	2,626,766
Prudential Financial, Inc. 5.15%, 1/15/13	2,545	2,721,519
6.20%, 1/15/15	265	297,923
Series D 7.375%, 6/15/19	200	243,276
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26	3,065	3,373,042
UnitedHealth Group, Inc. 5.25%, 3/15/11	4,300	4,395,967

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	331

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

WellPoint, Inc. 4.35%, 8/15/20	$2,865	$2,951,322
5.875%, 6/15/17	270	311,239
7.00%, 2/15/19	655	798,380
XL Capital Ltd. 5.25%, 9/15/14	4,520	4,801,022

		58,457,539

Other Finance – 0.3%
ORIX Corp. 4.71%, 4/27/15	3,328	3,414,265

REITS – 1.5%
ERP Operating LP 5.25%, 9/15/14	4,570	5,046,601
HCP, Inc. 6.00%, 1/30/17	4,630	4,923,241
Health Care REIT, Inc. 6.20%, 6/01/16	3,980	4,416,335
Healthcare Realty Trust, Inc. 5.125%, 4/01/14	2,373	2,468,406
Simon Property Group LP 4.375%, 3/01/21	3,575	3,612,377

		20,466,960

		191,763,720

Utility – 2.3%
Electric – 1.2%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)	3,175	3,281,902
FirstEnergy Corp. Series B 6.45%, 11/15/11	58	60,912
Series C 7.375%, 11/15/31	2,291	2,537,949
FPL Group Capital, Inc. 5.625%, 9/01/11	2,855	2,987,229
Nisource Finance Corp. 6.80%, 1/15/19	3,445	4,059,202
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)	1,447	1,552,650
Teco Finance, Inc. 4.00%, 3/15/16	745	779,194
5.15%, 3/15/20	915	999,305
Union Electric Co. 6.70%, 2/01/19	315	383,293

		16,641,636

332	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Natural Gas – 0.9%
Energy Transfer Partners LP 6.70%, 7/01/18	$972	$1,100,971
7.50%, 7/01/38	3,329	3,879,181
EQT Corp. 8.125%, 6/01/19	1,707	2,097,406
Williams Partners LP 5.25%, 3/15/20	4,178	4,509,771

		11,587,329

Other Utility – 0.2%
Veolia Environnement 6.00%, 6/01/18	2,785	3,207,579

		31,436,544

Non Corporate Sectors – 1.3%
Agencies - Not Government Guaranteed – 1.3%
Gaz Capital SA for Gazprom 6.212%, 11/22/16(a)	7,890	8,264,775
Petrobras International Finance Co. 5.75%, 1/20/20	5,100	5,466,573
TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(a)	3,055	3,772,925

		17,504,273

Total Corporates - Investment Grades (cost $396,839,710)		433,287,133

GOVERNMENTS - TREASURIES – 20.6%
United States – 20.6%
U.S. Treasury Bonds 4.50%, 2/15/36	22,695	26,780,100
4.625%, 2/15/40	8,000	9,597,504
U.S. Treasury Notes 0.75%, 5/31/12	21,000	21,107,520
0.875%, 2/28/11	6,220	6,240,408
2.125%, 5/31/15	8,635	8,978,414
2.25%, 1/31/15	33,584	35,123,710
2.375%, 8/31/14	31,515	33,152,299
2.50%, 3/31/15	63,975	67,633,730
3.375%, 11/15/19	15,870	17,140,838
3.625%, 2/15/20	10,105	11,121,027
3.75%, 11/15/18	37,815	42,340,666

Total Governments - Treasuries (cost $261,521,224)		279,216,216

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	333

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THRU’S – 18.5%
Agency Fixed Rate 30-Year – 17.4%
Federal Home Loan Mortgage Corp. Gold 6.50%, TBA	$4,610	$5,009,775
Series 2005 4.50%, 8/01/35-10/01/35	2,769	2,924,768
Series 2006 4.50%, 1/01/36-5/01/36	151	158,747
Series 2007 5.50%, 7/01/35	3,879	4,189,946
Series 2008 6.50%, 5/01/35	3,975	4,405,211
Federal National Mortgage Association 5.50%, 1/01/35-9/01/40	31,459	33,691,703
6.00%, 5/01/31-2/01/39	44,865	48,387,805
Series 2003 5.00%, 11/01/33	11,737	12,582,790
5.50%, 4/01/33-7/01/33	13,708	14,814,808
Series 2004 5.50%, 4/01/34-11/01/34	10,703	11,551,456
Series 2005 4.50%, 8/01/35-10/01/35	18,765	19,836,537
5.50%, 2/01/35	2,610	2,821,075
6.00%, 4/01/35	8,303	9,119,035
Series 2006 5.00%, 1/01/36-2/01/36	14,095	15,049,672
Series 2007 4.50%, 9/01/35-8/01/37	11,502	12,209,080
5.50%, 8/01/37	19,196	20,745,611
Series 2008 6.00%, 3/01/37	16,318	17,686,935

		235,184,954

Agency ARMs – 1.1%
Federal Home Loan Mortgage Corp. Series 2007 5.996%, 2/01/37(c)	2,179	2,295,254
Series 2009 3.481%, 4/01/36(d)	5,214	5,479,384
Federal National Mortgage Association Series 2003 4.775%, 12/01/33(d)	1,542	1,618,916
Series 2006 5.396%, 2/01/36(d)	1,666	1,747,543
6.089%, 3/01/36(d)	1,159	1,199,196

334	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2007 4.66%, 3/01/34(d)	$3,117	$3,250,712

		15,591,005

Total Mortgage Pass-Thru’s (cost $237,673,885)		250,775,959

COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.9%
Non-Agency Fixed Rate CMBS – 8.8%
Banc of America Commercial Mortgage, Inc. Series 2007-1, Class A4 5.451%, 1/15/49	6,845	7,130,620
Series 2007-4, Class A4 5.843%, 2/10/51	6,835	7,289,131
Bear Stearns Commercial Mortgage Securities Series 2007-PW18, Class A4 5.70%, 6/13/50	6,455	6,849,215
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.294%, 12/10/49	8,585	9,160,462
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	3,065	3,157,081
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39	6,475	6,718,052
Series 2006-C5, Class A3 5.311%, 12/15/39	4,500	4,637,059
Greenwich Capital Commercial Funding Corp. Series 2007-GG11, Class A4 5.736%, 12/10/49	1,470	1,520,811
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class A4 6.006%, 6/15/49	855	875,510
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.437%, 6/15/29	6,015	6,344,276
Series 2006-C6, Class A4 5.372%, 9/15/39	8,090	8,723,313
Series 2007-C1, Class A4 5.424%, 2/15/40	8,825	9,262,334
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 6.103%, 6/12/46	3,075	3,406,005
Series 2006-3, Class A4 5.414%, 7/12/46	6,885	7,287,446

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	335

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Morgan Stanley Capital I Series 2007-HQ13, Class A3 5.569%, 12/15/44	$8,155	$7,852,081
Series 2007-IQ13, Class A4 5.364%, 3/15/44	4,035	4,135,521
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45	8,565	9,306,198
Series 2006-C28, Class A4 5.572%, 10/15/48	7,235	7,535,645
Series 2007-C32, Class A3 5.933%, 6/15/49	6,885	6,857,791

		118,048,551

Non-Agency Floating Rate CMBS – 0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 0.735%, 3/06/20(a)(c)	1,855	1,651,388

Total Commercial Mortgage-Backed Securities (cost $113,821,109)		119,699,939

CMOs – 2.9%
Agency Floating Rate – 2.0%
Fannie Mae REMICs Series 2004-92, Class FD 0.614%, 5/25/34(c)	4,161	4,152,219
Series 2005-21, Class FM 0.614%, 3/25/35(c)	5,126	5,118,441
Series 2005-72, Class AF 0.564%, 8/25/35(c)	3,753	3,742,813
Series 2005-99, Class AF 0.614%, 12/25/35(c)	3,655	3,648,959
Series 2006-42, Class JF 0.774%, 6/25/36(c)	3,030	3,033,659
Freddie Mac REMICs Series 2920, Class F 0.576%, 1/15/35(c)	3,764	3,743,091
Series 3001, Class HN 0.576%, 5/15/35(c)	3,916	3,903,276

		27,342,458

Non-Agency Fixed Rate – 0.5%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 4.84%, 2/25/36	2,884	1,786,425
Series 2006-3, Class 22A1 5.399%, 5/25/36	1,301	618,111
Series 2007-1, Class 21A1 5.423%, 1/25/47	1,957	1,098,809

336	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.113%, 5/25/35	$2,519	$2,242,688
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.605%, 5/25/36	1,667	870,646

		6,616,679

Non-Agency Floating Rate – 0.2%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.386%, 12/25/35(c)	1,190	655,768
Series 2006-OA14, Class 3A1 1.236%, 11/25/46(c)	4,445	2,014,031
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class M1 0.794%, 2/25/35(c)(e)	2,909	90,853

		2,760,652

Non-Agency ARMs – 0.2%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR1, Class 3A1 5.50%, 3/25/36(c)	3,256	2,240,716

Agency Fixed Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.599%, 5/28/35	392	297,255

Total CMOs (cost $49,634,151)		39,257,760

AGENCIES – 2.3%
Agency Debentures – 2.3%
Federal National Mortgage Association 6.25%, 5/15/29	12,375	16,357,077
6.625%, 11/15/30	10,490	14,587,740

Total Agencies (cost $27,484,397)		30,944,817

GOVERNMENTS - SOVEREIGN BONDS – 1.9%
Brazil – 0.5%
Republic of Brazil 8.25%, 1/20/34	4,730	6,763,900

Croatia – 0.3%
Republic of Croatia 6.75%, 11/05/19(a)	3,365	3,759,826

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	337

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lithuania – 0.1%
Republic of Lithuania 6.75%, 1/15/15(a)	$1,130	$1,224,637

Peru – 0.5%
Republic of Peru 8.75%, 11/21/33	4,292	6,373,620

Poland – 0.2%
Republic of Poland 3.875%, 7/16/15	2,894	2,980,820
6.375%, 7/15/19	460	539,580

		3,520,400

Russia – 0.3%
Russian Federation 7.50%, 3/31/30(a)(b)	3,419	4,059,730

Total Governments - Sovereign Bonds (cost $21,864,345)		25,702,113

ASSET-BACKED SECURITIES – 1.8%
Credit Cards - Floating Rate – 0.8%
Discover Card Master Trust Series 2009-A1, Class A1 1.576%, 12/15/14(c)+	11,000	11,181,900

Autos - Floating Rate – 0.7%
Wheels SPV LLC Series 2009-1, Class A 1.826%, 3/15/18(a)(c)+	9,249	9,360,954

Home Equity Loans - Floating Rate – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 0.534%, 5/25/37(c)(e)	3,715	167,944
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.526%, 1/20/35(c)	831	719,499
Lehman XS Trust Series 2005-4, Class 1M1 0.764%, 10/25/35(c)(e)	4,029	34,843
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 0.384%, 4/25/37(c)	142	141,091
Option One Mortgage Loan Trust Series 2006-3, Class M1 0.494%, 2/25/37(c)(e)	1,785	17,554

		1,080,931

338	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Other ABS - Fixed Rate – 0.1%
Dunkin Securitization Series 2006-1, Class A2 5.779%, 6/20/31(a)	$1,000	$992,500

Home Equity Loans - Fixed Rate – 0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.454%, 12/25/32	584	520,609
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33	517	444,795

		965,404

Other ABS - Floating Rate – 0.0%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.364%, 2/25/47(c)(e)(f)	2,220	11,100
SLM Student Loan Trust Series 2003-C, Class A1 0.637%, 9/15/16(c)	27	26,508

		37,608

Total Asset-Backed Securities (cost $35,030,222)		23,619,297

CORPORATES - NON-INVESTMENT GRADES – 1.6%
Industrial – 1.3%
Basic – 0.1%
Westvaco Corp. 8.20%, 1/15/30	670	745,506

Capital Goods – 0.4%
Masco Corp. 4.80%, 6/15/15	4,795	4,629,021

Consumer Cyclical - Other – 0.3%
Wyndham Worldwide Corp. 6.00%, 12/01/16	4,535	4,628,194

Consumer Non-Cyclical – 0.2%
Universal Health Services, Inc. 7.125%, 6/30/16	2,345	2,506,078

Technology – 0.3%
Xerox Capital Trust I 8.00%, 2/01/27	4,410	4,497,345

		17,006,144

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	339

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.3%
Banking – 0.3%
RBS Capital Trust III 5.512%, 9/30/14	$562	$330,175
Regions Financial Corp. 6.375%, 5/15/12	975	989,087
Union Planters Corp. 7.75%, 3/01/11	2,817	2,852,306

		4,171,568

Finance – 0.0%
International Lease Finance Corp. 5.65%, 6/01/14	524	486,010

		4,657,578

Total Corporates - Non-Investment Grades (cost $21,531,197)		21,663,722

GOVERNMENTS - SOVEREIGN AGENCIES – 1.6%
Germany – 0.2%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17	2,695	3,131,013

South Korea – 0.1%
Korea Development Bank 4.625%, 9/16/10	1,335	1,336,840

United Kingdom – 1.3%
Royal Bank of Scotland PLC (The) 1.45%, 10/20/11(a)	10,450	10,525,679
2.625%, 5/11/12(a)	6,000	6,151,116

		16,676,795

Total Governments - Sovereign Agencies (cost $20,547,285)		21,144,648

INFLATION-LINKED SECURITIES – 1.0%
United States – 1.0%
U.S. Treasury Inflation Index 3.00%, 7/15/12 (TIPS) (cost $13,261,178)	12,814	13,585,850

QUASI-SOVEREIGNS – 0.9%
Quasi-Sovereign Bonds – 0.9%
Kazakhstan – 0.1%
KazMunaiGaz Finance Sub BV 7.00%, 5/05/20(a)	1,990	2,129,300

340	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Malaysia – 0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)	$3,390	$3,811,845

Russia – 0.5%
RSHB Capital SA for OJSC Russian Agricultural Bank 7.75%, 5/29/18(a)	5,677	6,415,010

Total Quasi-Sovereigns (cost $10,788,857)		12,356,155

SUPRANATIONALS – 0.4%
European Investment Bank 4.875%, 2/15/36	1,970	2,265,994
International Bank for Reconstruction & Development 9.25%, 7/15/17	2,340	3,369,055

Total Supranationals (cost $4,993,032)		5,635,049

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.3%
California – 0.3%
State of California 7.625%, 3/01/40 (cost $3,379,590)	3,310	3,782,734

SHORT-TERM INVESTMENTS – 8.5%
Investment Companies – 8.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(g) (cost $115,478,509)	115,478,509	115,478,509

Total Investments – 103.2% (cost $1,333,848,691)		1,396,149,901
Other assets less liabilities – (3.2)%		(42,727,156)

Net Assets – 100.0%		$1,353,422,745

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2010, the aggregate market value of these securities amounted to $115,564,728 or 8.5% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2010.

(c)	Floating Rate Security. Stated interest rate was in effect at August 31, 2010.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	341

Intermediate Duration Bond Portfolio—Portfolio of Investments

(d)	Variable rate coupon, rate shown as of August 31, 2010.

(e)	Illiquid security.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of August 31, 2010, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.364%, 2/25/47	5/25/07	$2,169,698	$11,100	0.00%

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

+	Position, or a portion thereof, has been segregated to meet the collateral requirements of the Term Asset-Backed Securities Loan Facility (“TALF”) program administered by the Federal Reserve Bank of New York. The market value of the collateral amounted to $20,542,854.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2010, the fund’s total exposure to subprime investments was 1.01% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CDO – Collateralized Debt Obligations

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

342	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

	Principal Amount (000)		U.S. $ Value

INFLATION-LINKED SECURITIES – 100.0%
United States – 100.0%
U.S. Treasury Inflation Index 1.375%, 1/15/20 (TIPS)(a)	U.S.	$ 36,937	$38,547,677
1.625%, 1/15/15 (TIPS)(a)		106,260	112,536,194
1.625%, 1/15/18 (TIPS)		54,328	58,147,502
1.875%, 7/15/13-7/15/19 (TIPS)		93,781	99,842,421
1.875%, 7/15/15 (TIPS)(a)		41,413	44,579,907
2.00%, 7/15/14 (TIPS)(a)		72,250	77,550,185
2.00%, 1/15/16-1/15/26 (TIPS)		29,882	32,556,171
2.125%, 1/15/19 (TIPS)(a)		32,945	36,558,159
2.375%, 1/15/17 (TIPS)		60,993	67,992,844
2.375%, 1/15/25 (TIPS)(a)		6,314	7,237,663
3.00%, 7/15/12 (TIPS)(a)		43,000	45,590,360
3.375%, 1/15/12 (TIPS)(a)		44,266	46,368,440

Total Inflation-Linked Securities (cost $625,573,538)			667,507,523

CORPORATES - INVESTMENT GRADES – 17.7%
Industrial – 9.0%
Basic – 1.8%
Alcoa, Inc. 5.375%, 1/15/13		1,580	1,679,485
ArcelorMittal 6.125%, 6/01/18		1,570	1,665,673
Dow Chemical Co. (The) 8.55%, 5/15/19		1,370	1,717,274
Eastman Chemical Co. 5.50%, 11/15/19		1,615	1,789,339
Freeport-McMoRan Copper & Gold, Inc. 8.25%, 4/01/15		1,525	1,631,750
International Paper Co. 9.375%, 5/15/19		1,315	1,702,629
Xstrata Canada Financial Corp. 5.875%, 5/27/11	EUR	1,215	1,582,452

			11,768,602

Capital Goods – 0.5%
CRH Finance BV 7.375%, 5/28/14		1,100	1,571,847
Republic Services, Inc. 5.25%, 11/15/21	U.S.$	1,675	1,860,985

			3,432,832

Communications - Media – 0.5%
RR Donnelley & Sons Co. 4.95%, 4/01/14		1,650	1,706,049

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	343

Bond Inflation Protection Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Time Warner Cable, Inc. 7.50%, 4/01/14	U.S.$	1,435	$1,688,705

			3,394,754

Communications - Telecommunications – 1.3%
American Tower Corp. 5.05%, 9/01/20		1,355	1,366,573
Deutsche Telekom International Finance BV 7.125%, 9/26/12	GBP	1,355	2,280,316
Embarq Corp. 7.082%, 6/01/16	U.S.$	1,510	1,646,196
Koninklijke KPN NV 5.00%, 11/13/12	EUR	1,185	1,599,091
United States Cellular Corp. 6.70%, 12/15/33	U.S.$	1,715	1,834,052

			8,726,228

Consumer Cyclical - Automotive – 0.2%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(b)		1,640	1,726,043

Consumer Cyclical - Entertainment – 0.2%
Viacom, Inc. 6.25%, 4/30/16		1,495	1,742,587

Consumer Cyclical - Other – 0.2%
Carnival PLC 4.25%, 11/27/13	EUR	1,225	1,624,130

Consumer Cyclical - Retailers – 0.3%
CVS Caremark Corp. 6.60%, 3/15/19	U.S.$	1,485	1,781,998

Consumer Non-Cyclical – 1.3%
Altria Group, Inc. 9.25%, 8/06/19		1,365	1,788,869
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		1,610	1,694,136
Delhaize Group SA 5.875%, 2/01/14		1,515	1,710,382
Fortune Brands, Inc. 5.125%, 1/15/11		1,615	1,639,026
Reynolds American, Inc. 7.625%, 6/01/16		1,480	1,736,561

			8,568,974

344	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Energy – 1.8%
Anadarko Petroleum Corp. 5.95%, 9/15/16	U.S.$	1,500	$1,485,596
Hess Corp. 8.125%, 2/15/19		1,355	1,765,997
Nabors Industries, Inc. 9.25%, 1/15/19		1,330	1,712,484
Noble Energy, Inc. 8.25%, 3/01/19		1,370	1,773,220
Noble Holding International Ltd. 4.90%, 8/01/20		124	132,540
Valero Energy Corp. 6.875%, 4/15/12		1,525	1,642,274
Weatherford International Ltd. 5.15%, 3/15/13		1,560	1,670,329
Williams Cos., Inc. (The) 7.875%, 9/01/21		1,410	1,712,372

			11,894,812

Technology – 0.6%
Agilent Technologies, Inc. 5.00%, 7/15/20		249	264,326
Motorola, Inc. 7.50%, 5/15/25		1,540	1,832,196
Xerox Corp. 8.25%, 5/15/14		1,425	1,707,683

			3,804,205

Transportation - Railroads – 0.3%
CSX Corp. 7.375%, 2/01/19		1,445	1,825,775

			60,290,940

Financial Institutions – 6.6%
Banking – 3.0%
Bank of Scotland PLC 5.625%, 5/23/13	EUR	1,190	1,603,913
Barclays Bank PLC 5.45%, 9/12/12	U.S.$	1,535	1,655,883
BBVA Senior Finance SAU Series G 3.625%, 5/14/12	EUR	1,200	1,548,634
Capital One Financial Corp. 7.375%, 5/23/14	U.S.$	1,445	1,683,347
Citigroup, Inc. 5.50%, 4/11/13		1,565	1,661,614
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20		1,565	1,685,856
Macquarie Group Ltd. 7.625%, 8/13/19(b)		1,470	1,719,008

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	345

Bond Inflation Protection Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Morgan Stanley 5.50%, 7/24/20	U.S.$	1,670	$1,682,480
Santander International Debt SA 5.125%, 4/11/11	EUR	1,200	1,546,974
Standard Chartered Bank 5.875%, 9/26/17(b)		1,150	1,652,924
UBS AG/Stamford CT 5.875%, 7/15/16	U.S.$	1,610	1,775,435
Wachovia Corp. 5.50%, 5/01/13		1,535	1,685,115

			19,901,183

Brokerage – 0.1%
Jefferies Group, Inc. 6.875%, 4/15/21		654	694,568

Insurance – 3.5%
Aetna, Inc. 6.75%, 12/15/37		1,550	1,864,788
Allstate Corp. (The) 6.125%, 5/15/37		1,725	1,565,438
CIGNA Corp. 5.125%, 6/15/20		583	630,439
Genworth Financial, Inc. 6.515%, 5/22/18		1,675	1,675,839
Humana, Inc. 7.20%, 6/15/18		1,520	1,741,219
Lincoln National Corp. 8.75%, 7/01/19		1,350	1,723,746
Markel Corp. 7.125%, 9/30/19		543	622,952
Marsh & McLennan Cos., Inc. 5.375%, 7/15/14		1,585	1,697,822
Metropolitan Life Global Funding I 5.125%, 4/10/13(b)		1,545	1,682,950
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		1,410	1,712,775
Principal Financial Group, Inc. 7.875%, 5/15/14		1,445	1,709,765
Prudential Financial, Inc. Series D 7.375%, 6/15/19		1,425	1,733,344
Swiss Re Capital I LP 6.854%, 5/25/16(b)		1,815	1,572,933
UnitedHealth Group, Inc. 5.25%, 3/15/11		1,600	1,635,709
XL Capital Ltd. 5.25%, 9/15/14		1,590	1,688,855

			23,258,574

			43,854,325

346	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Utility – 2.1%
Electric – 0.8%
Nisource Finance Corp. 6.15%, 3/01/13	U.S.$	1,530	$1,679,036
Ohio Power Co. Series F 5.50%, 2/15/13		350	380,837
PPL Energy Supply LLC 6.50%, 5/01/18		1,550	1,772,744
Teco Finance, Inc. 4.00%, 3/15/16		1,680	1,757,108

			5,589,725

Natural Gas – 1.3%
DCP Midstream LLC 9.75%, 3/15/19(b)		1,290	1,713,613
Enterprise Products Operating LLC Series G 5.60%, 10/15/14		1,525	1,703,731
EQT Corp. 8.125%, 6/01/19		1,385	1,701,762
Spectra Energy Capital LLC 8.00%, 10/01/19		1,395	1,771,636
Williams Partners LP 3.80%, 2/15/15		1,660	1,736,704

			8,627,446

			14,217,171

Total Corporates - Investment Grades (cost $116,229,011)			118,362,436

GOVERNMENTS - SOVEREIGN AGENCIES – 7.4%
Australia – 0.4%
Suncorp-Metway Ltd. 2.026%, 7/16/12(b)(c)		2,600	2,665,965

Netherlands – 2.0%
NIBC Bank NV 3.125%, 2/17/12	EUR	5,050	6,589,651
SNS Bank NV 2.875%, 1/30/12		5,090	6,612,285

			13,201,936

United Kingdom – 1.4%
Lloyds TSB Bank PLC 2.75%, 3/16/12	GBP	1,465	2,308,437
Skipton Building Society 2.00%, 4/05/12		1,485	2,306,620

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	347

Bond Inflation Protection Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

West Bromwich Building Society 2.00%, 4/05/12	GBP	1,490	$2,323,084
Yorkshire Building Society 2.00%, 3/30/12		1,490	2,323,201

			9,261,342

United States – 3.6%
Goldman Sachs Group, Inc. (The) FDIC Insured 3.50%, 12/08/11	EUR	18,510	24,181,926

Total Governments - Sovereign Agencies (cost $49,998,950)			49,311,169

COMMERCIAL MORTGAGE - BACKED SECURITIES – 5.6%
Non-Agency Fixed Rate CMBS – 5.6%
Banc of America Commercial Mortgage, Inc. Series 2007-4, Class A4 5.843%, 2/10/51	U.S.$	3,275	3,492,598
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.294%, 12/10/49		3,445	3,675,922
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		3,350	3,450,643
Series 2007-C9, Class A4 6.01%, 12/10/49		4,250	4,599,964
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39		3,455	3,618,715
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class A4 5.814%, 6/12/43		3,925	4,265,975
Series 2007-C1, Class A4 5.716%, 2/15/51		3,375	3,513,922
LB-UBS Commercial Mortgage Trust Series 2006-C4, Class A4 6.08%, 6/15/38		3,220	3,525,587
Series 2007-C1, Class A4 5.424%, 2/15/40		3,335	3,500,270
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		3,265	3,455,848

Total Commercial Mortgage-Backed Securities (cost $35,191,832)			37,099,444

348	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS - TREASURIES –2.7%
United States – 2.7%
U.S. Treasury Notes 2.50%, 4/30/15(a) (cost $17,229,700)	U.S.$	16,905	$17,873,082

SUPRANATIONALS – 2.0%
European Bank for Reconstruction & Development Series G 9.25%, 9/10/12	BRL	5,675	3,273,776
European Investment Bank 0.596%, 3/05/12(c)	U.S.$	3,500	3,518,407
Inter-American Development Bank 0.737%, 3/16/11(c)		6,610	6,621,296

Total Supranationals (cost $13,299,980)			13,413,479

ASSET - BACKED SECURITIES – 1.0%
Credit Cards - Floating Rate – 0.5%
American Express Credit Account Master Trust Series 2007-8, Class A 0.576%, 5/15/15(c)		3,676	3,682,752

Autos - Fixed Rate – 0.5%
Ford Credit Auto Owner Trust Series 2009-D, Class A4 2.98%, 8/15/14		3,120	3,258,932

Total Asset - Backed Securities (cost $6,892,737)			6,941,684

QUASI-SOVEREIGNS – 0.7%
Quasi-Sovereign Bonds – 0.7%
Russia – 0.7%
RSHB Capital SA for OJSC Russian Agricultural Bank 7.75%, 5/29/18(b) (cost $4,975,122)		4,365	4,932,450

CORPORATES - NON-INVESTMENT GRADES – 0.4%
Industrial – 0.2%
Consumer Non-Cyclical – 0.2%
Universal Health Services, Inc. 7.125%, 6/30/16		1,485	1,587,005

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	349

Bond Inflation Protection Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Financial Institutions – 0.2%
Finance – 0.2%
Ziggo Bond Co. BV 8.00%, 5/15/18(b)	EUR	760	$977,557

Total Corporates - Non-Investment Grades (cost $2,627,911)			2,564,562

GOVERNMENTS - SOVEREIGN BONDS – 0.1%
Poland – 0.1%
Republic of Poland 3.875%, 7/16/15 (cost $774,746)	U.S.	$ 777	800,310

EMERGING MARKETS - CORPORATE BONDS – 0.1%
Industrial – 0.1%
Energy – 0.1%
Ecopetrol SA 7.625%, 7/23/19 (cost $662,361)		590	703,575

	Shares
SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(d) (cost $4,138,117)		4,138,117	4,138,117

Total Investments – 138.3% (cost $877,594,005)			923,647,831
Other assets less liabilities – (38.3)%			(255,883,916)

Net Assets – 100.0%			$667,763,915

350	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
German Euro Schatz Futures	206	September 2010	$28,566,142	$28,664,990	$98,848

Sold Contracts
Japan Government Bonds 10 Yr Futures	8	September 2010	13,383,106	13,616,474	(233,368)

					$(134,520)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 10/26/10	8,072	$7,086,375	$7,135,905	$49,530
Brazilian Real settling 9/02/10	5,928	3,371,057	3,375,376	4,319
Brazilian Real settling 9/02/10	5,928	3,375,857	3,375,376	(481)
Canadian Dollar settling 9/22/10	6,897	6,600,846	6,465,555	(135,291)
Euro settling 10/08/10(1)	5,184	6,598,548	6,569,479	(29,069)
Malaysian Ringgit settling 9/27/10	10,754	3,428,114	3,421,151	(6,963)
Norwegian Krone settling 9/02/10	353	54,747	55,903	1,156
Norwegian Krone settling 9/02/10	26,690	4,257,685	4,231,527	(26,158)
Norwegian Krone settling 11/04/10	16,546	2,621,914	2,614,512	(7,402)
South Korean Won settling 9/30/10	16,545,519	13,795,405	13,780,468	(14,937)
Swedish Krona settling 10/20/10	31,907	4,320,795	4,313,350	(7,445)

Sale Contracts:
Brazilian Real settling 9/02/10	5,928	3,375,857	3,375,376	481
Brazilian Real settling 9/02/10	5,928	3,366,845	3,375,376	(8,531)
Brazillian Real settling 10/04/10	5,928	3,348,965	3,354,271	(5,306)
Canadian Dollar settling 9/22/10	6,891	6,638,511	6,459,693	178,818
Euro settling 10/28/10	46,316	58,695,573	58,689,509	6,064
Japanese Yen settling 9/16/10	1,437,797	16,277,926	17,117,045	(839,119)
Norwegian Krone settling 9/02/10	10,496	1,719,837	1,664,123	55,714

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	351

Bond Inflation Protection Portfolio—Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Pound Sterling settling 9/27/10	7,571	$11,548,085	$11,608,611	$(60,526)
South Korean Won settling 9/30/10	1,410,111	1,181,987	1,174,456	7,531
Swiss Franc settling 10/08/10(1)	6,758	6,598,548	6,658,894	(60,346)
Swiss Franc settling 10/08/10	4,248	4,063,762	4,185,988	(122,226)

(1)	Represents a cross-currency purchase of Euro and a sale of Swiss Franc.

CREDIT DEFAULT SWAP CONTRACTS ON INDICES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at August 31, 2010	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Bank of America: CDX - NAHYS14V1 - 5 Year Index, 6/20/15*	5.00%	611.62%	$19,880	$(633,779)	$(115,366)	$(749,140)
Bank of America: CDX - NAIGS14V1 - 5 Year Index, 6/20/15*	1.00	114.75	66,270	(311,138)	(413,190)	(724,328)

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at August 31, 2010
Bank of America	0.21%	12/31/10	$24,643,818
Bank of America	0.22%	9/13/10	6,994,022
Bank of America	0.24%	9/02/10	40,375,304
Bank of America	0.24%	9/23/10	25,257,597
Bank of America	0.24%	12/31/10	8,873,577
Bank of America	0.36%	12/31/10	25,042,012
Barclays Bank	0.15%	12/31/10	17,583,398
Barclays Bank	0.24%	9/13/10	20,680,276
Barclays Bank	0.24%	12/31/10	6,715,616
Jefferies Group, Inc.	0.25%	9/30/10	39,729,783
Paribas	0.25%	9/30/10	42,358,823

			$258,254,226

352	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $228,815,850.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2010, the aggregate market value of these securities amounted to $20,356,218 or 3.0% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at August 31, 2010.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

BRL	– Brazilian Real
EUR	– Euro
GBP	– Pound Sterling

Glossary:

CMBS	– Commercial Mortgage-Backed Securities
FDIC	– Federal Deposit Insurance Corporation
OJSC	– Open Joint Stock Company
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	353

Bond Inflation Protection Portfolio—Portfolio of Investments

HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

	Principal Amount (000)		U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 75.5%
Industrial – 54.9%
Basic – 7.4%
AK Steel Corp. 7.625%, 5/15/20	U.S.$	318	$320,385
Algoma Acquisition Corp. 9.875%, 6/15/15(a)		1,050	918,750
Appleton Papers, Inc. 10.50%, 6/15/15(a)		435	403,463
Arch Western Finance LLC 6.75%, 7/01/13		696	699,480
Boise Paper Holdings LLC / Boise Finance Co. 9.00%, 11/01/17		267	281,018
Consol Energy, Inc. 8.25%, 4/01/20(a)		525	557,156
Domtar Corp. 7.125%, 8/15/15		626	666,690
Drummond Co., Inc. 7.375%, 2/15/16		530	530,663
Evraz Group SA 8.25%, 11/10/15(a)		394	406,805
8.875%, 4/24/13(a)		200	208,500
9.50%, 4/24/18(a)		1,220	1,358,775
Georgia-Pacific LLC 7.125%, 1/15/17(a)		595	627,725
8.25%, 5/01/16(a)		375	410,625
8.875%, 5/15/31		1,330	1,476,300
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 4.876%, 11/15/14(b)		525	431,813
8.875%, 2/01/18		486	449,550
9.75%, 11/15/14		525	515,813
Huntsman International LLC 5.50%, 6/30/16		400	376,500
7.875%, 11/15/14		1,330	1,339,975
Ineos Group Holdings PLC 8.50%, 2/15/16(a)		1,725	1,367,062
Kerling PLC 10.625%, 1/28/17(a)	EUR	885	1,141,154
Kronos International, Inc. 6.50%, 4/15/13		825	940,933
LBI Escrow Corp. 8.00%, 11/01/17(a)	U.S.$	490	526,138
Lyondell Chemical Co. 11.00%, 5/01/18		715	776,669

354	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

MacDermid, Inc. 9.50%, 4/15/17(a)	U.S.$	675	$684,281
Momentive Performance Materials, Inc. 10.125%, 12/01/14(c)		1,032	982,956
New Enterprise Stone & Lime Co. 11.00%, 9/01/18(a)		950	945,250
NewMarket Corp. 7.125%, 12/15/16		615	608,850
NewPage Corp. 10.00%, 5/01/12		1,647	547,627
Norske Skogindustrier ASA 6.125%, 10/15/15(a)		761	509,870
Nova Chemicals Corp. 8.625%, 11/01/19		501	516,030
Novelis, Inc. 7.25%, 2/15/15		2,190	2,195,475
Peabody Energy Corp. 5.875%, 4/15/16		900	906,750
7.375%, 11/01/16		545	594,050
Rhodia SA 3.585%, 10/15/13(a)(b)	EUR	980	1,204,648
Solutia, Inc. 7.875%, 3/15/20	U.S.$	268	280,060
Steel Capital SA for OAO Severstal 9.25%, 4/19/14(a)		1,438	1,553,040
Steel Dynamics, Inc. 7.75%, 4/15/16		2,230	2,296,900
United States Steel Corp. 7.00%, 2/01/18		1,825	1,834,125
7.375%, 4/01/20		370	374,625
Verso Paper Holdings LLC/Verso Paper, Inc. Series B 11.375%, 8/01/16		900	720,000
Weyerhaeuser Co. 7.375%, 3/15/32		2,485	2,522,471

			36,008,950

Capital Goods – 4.3%
Alion Science and Technology Corp. 10.25%, 2/01/15		620	471,975
AMH Holdings, Inc. 11.25%, 3/01/14		1,135	1,150,606
Berry Plastics Corp. 8.875%, 9/15/14		1,260	1,200,150
Bombardier, Inc. 7.50%, 3/15/18(a)		624	664,560
8.00%, 11/15/14(a)		1,120	1,170,400

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	355

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Building Materials Corp. of America 7.00%, 2/15/20(a)	U.S.$	689	$685,555
7.50%, 3/15/20(a)		499	492,763
CNH America LLC 7.25%, 1/15/16		935	965,388
Goodman Global Group, Inc. Zero Coupon, 12/15/14		1,047	664,845
Grohe Holding GMBH 8.625%, 10/01/14(a)	EUR	834	1,025,180
L-3 Communications Corp. 5.875%, 1/15/15	U.S.$	1,248	1,271,400
Masco Corp. 6.125%, 10/03/16		920	924,496
7.125%, 3/15/20		1,500	1,520,101
Mohawk Industries, Inc. 6.875%, 1/15/16		1,377	1,421,752
Nordenia Holdings GMBH 9.75%, 7/15/17(a)	EUR	517	681,375
Owens-Brockway Glass Container, Inc. 6.75%, 12/01/14	U.S.$	2,530	2,605,900
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)		1,180	1,191,800
Pregis Corp. 5.835%, 4/15/13(b)	EUR	500	579,767
RBS Global, Inc./Rexnord LLC 11.75%, 8/01/16	U.S.$	365	390,550
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.75%, 10/15/16(a)		118	118,885
RSC Equipment Rental Inc/RSC Holdings III LLC 10.25%, 11/15/19		500	520,000
Terex Corp. 8.00%, 11/15/17		786	750,630
United Rentals North America, Inc. 7.75%, 11/15/13		825	827,063

			21,295,141

Communications - Media – 6.8%
Allbritton Communications Co. 8.00%, 5/15/18		1,410	1,388,850
Cablevision Systems Corp. 8.00%, 4/15/20		1,750	1,868,125
CCH II LLC / CCH II Capital Corp. 13.50%, 11/30/16		1,000	1,185,000

356	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

CCO Holdings LLC/CCO Holdings Capital Corp. 7.875%, 4/30/18(a)	U.S.$	664	$687,240
8.125%, 4/30/20(a)		219	230,498
Central European Media Enterprises Ltd. 11.625%, 9/15/16(a)	EUR	650	799,001
Charter Communications Operating LLC/Charter Communications Operating Capital 8.00%, 4/30/12(a)	U.S.$	800	842,000
Clear Channel Communications, Inc. 5.50%, 9/15/14		4,809	2,969,557
5.75%, 1/15/13		716	576,380
Clear Channel Worldwide Holdings, Inc. 9.25%, 12/15/17		175	183,138
Columbus International, Inc. 11.50%, 11/20/14(a)		1,128	1,240,800
CSC Holdings LLC 6.75%, 4/15/12		73	76,103
7.625%, 7/15/18		535	569,775
7.875%, 2/15/18		640	688,000
Dex One Corp. 12.00%, 1/29/17		338	247,774
DISH DBS Corp. 6.625%, 10/01/14		970	991,825
7.125%, 2/01/16		650	664,625
Intelsat Corp. 9.25%, 6/15/16		1,650	1,749,000
Intelsat Jackson Holdings SA 11.25%, 6/15/16		612	658,665
Intelsat Luxembourg SA 11.25%, 2/04/17		1,725	1,785,375
11.50%, 2/04/17(c)		847	872,079
Lamar Media Corp. 6.625%, 8/15/15		1,440	1,440,000
Liberty Media LLC 5.70%, 5/15/13		545	557,944
LIN Television Corp. 6.50%, 5/15/13		725	715,937
Nielsen Finance LLC/Nielsen Finance Co. 12.50%, 8/01/16(d)		630	624,487
Quebecor Media, Inc. 7.75%, 3/15/16		2,455	2,504,100
Rainbow National Services LLC 8.75%, 9/01/12(a)		1,224	1,225,530

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	357

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

10.375%, 9/01/14(a)	U.S.$	473	$490,738
Sinclair Television Group, Inc. 9.25%, 11/01/17(a)		160	164,800
Truvo Subsidiary Corp. 8.375%, 12/01/14(e)(f)		982	35,352
Umbrella Acquisition, Inc. 9.75%, 3/15/15(a)(c)		2,004	1,803,176
Virgin Media Secured Finance PLC 6.50%, 1/15/18		1,500	1,560,000
WMG Holdings Corp. 9.50%, 12/15/14		2,096	1,991,200

			33,387,074

Communications - Telecommunications – 4.3%
Cincinnati Bell, Inc. 8.75%, 3/15/18		1,250	1,193,750
Clearwire Communications LLC/Clearwire Finance, Inc. 12.00%, 12/01/15(a)		750	751,875
Cricket Communications, Inc. 7.75%, 5/15/16		800	826,000
9.375%, 11/01/14		1,335	1,351,687
Crown Castle International Corp. 7.125%, 11/01/19		1,000	1,037,500
Digicel Group Ltd. 10.50%, 4/15/18(a)		1,083	1,161,518
Fairpoint Communications, Inc. Series 1 13.125%, 4/02/18(e)		1,966	152,372
Frontier Communications Corp. 6.25%, 1/15/13		1,351	1,398,285
9.00%, 8/15/31		545	554,538
Level 3 Financing, Inc. 8.75%, 2/15/17		1,685	1,428,037
9.25%, 11/01/14		1,200	1,057,500
Mobile Telesystems Finance SA 8.00%, 1/28/12(a)		1,558	1,635,900
Qwest Communications International, Inc. 7.50%, 2/15/14		350	356,563
Sprint Capital Corp. 6.875%, 11/15/28		1,315	1,098,025
8.75%, 3/15/32		1,180	1,137,225
Sprint Nextel Corp. 6.00%, 12/01/16		1,000	933,750
tw telecom holdings, Inc 8.00%, 3/01/18		1,039	1,080,560

358	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Windstream Corp. 7.875%, 11/01/17	U.S.$	675	$685,125
8.125%, 9/01/18(a)		1,900	1,933,250
8.625%, 8/01/16		1,070	1,104,775

			20,878,235

Consumer Cyclical - Automotive – 3.9%
Affinia Group, Inc. 9.00%, 11/30/14		495	507,375
Allison Transmission, Inc. 11.00%, 11/01/15(a)		560	602,000
Cooper-Standard Automotive, Inc. 8.50%, 5/01/18(a)		625	639,062
Ford Motor Credit Co. LLC 3.277%, 1/13/12(b)		2,785	2,729,300
7.00%, 10/01/13		4,474	4,671,268
8.00%, 12/15/16		2,665	2,894,017
Goodyear Tire & Rubber Co. (The) 8.625%, 12/01/11		550	574,750
9.00%, 7/01/15		2,007	2,102,332
Keystone Automotive Operations, Inc. 9.75%, 11/01/13(f)		1,436	552,860
Lear Corp. 7.875%, 3/15/18		150	155,250
8.125%, 3/15/20		250	259,375
Navistar International Corp. 8.25%, 11/01/21		1,010	1,057,975
Tenneco, Inc. 8.625%, 11/15/14		1,475	1,511,875
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc. 10.625%, 9/01/17(a)		829	791,695

			19,049,134

Consumer Cyclical - Entertainment – 0.5%
AMC Entertainment, Inc. 11.00%, 2/01/16		520	549,900
Greektown Holdings LLC 10.75%, 12/01/13(e)(g)		525	30,188
Pinnacle Entertainment, Inc. 7.50%, 6/15/15		600	580,500
8.75%, 5/15/20		625	603,125
Regal Entertainment Group 9.125%, 8/15/18		770	789,250

			2,552,963

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	359

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Consumer Cyclical - Other – 5.6%
Beazer Homes USA, Inc. 12.00%, 10/15/17	U.S.$	425	$478,656
Boyd Gaming Corp. 7.125%, 2/01/16		900	756,000
7.75%, 12/15/12		512	515,200
Broder Brothers Co. 12.00%, 10/15/13(c)(g)		330	273,678
Chukchansi Economic Development Authority 8.00%, 11/15/13(a)		540	313,200
DR Horton, Inc. 6.50%, 4/15/16		1,180	1,184,425
Harrah’s Operating Co., Inc. 5.75%, 10/01/17		514	322,535
10.75%, 2/01/16		1,016	789,940
11.25%, 6/01/17		750	802,500
Host Hotels & Resorts LP 6.875%, 11/01/14		385	393,663
Series Q 6.75%, 6/01/16		935	949,025
Isle of Capri Casinos, Inc. 7.00%, 3/01/14		620	534,750
K Hovnanian Enterprises, Inc. 6.25%, 1/15/16		1,355	894,300
10.625%, 10/15/16		500	485,000
KB Home 6.375%, 8/15/11		125	126,563
Lennar Corp. Series B 6.50%, 4/15/16		2,500	2,350,000
Levi Strauss & Co. 8.875%, 4/01/16		742	780,955
Marina District Finance Co., Inc. 9.875%, 8/15/18(a)		95	94,763
MGM Mirage 6.625%, 7/15/15		1,222	966,907
7.625%, 1/15/17		2,060	1,617,100
8.375%, 2/01/11		524	524,000
Mohegan Tribal Gaming Authority 7.125%, 8/15/14		645	370,875
NCL Corp. Ltd. 11.75%, 11/15/16		1,000	1,105,000
Pulte Group, Inc. 5.25%, 1/15/14		590	579,675
Quiksilver, Inc. 6.875%, 4/15/15		650	601,250

360	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Royal Caribbean Cruises Ltd. 7.00%, 6/15/13	U.S.$	2,385	$2,435,681
8.75%, 2/02/11		346	352,920
Standard Pacific Corp. 10.75%, 9/15/16		555	584,137
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13		2,065	2,178,575
7.875%, 5/01/12		539	575,383
Station Casinos, Inc. 6.625%, 3/15/18(e)		3,610	9,025
William Lyon Homes, Inc. 10.75%, 4/01/13		847	723,126
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20(a)		2,650	2,676,500

			27,345,307

Consumer Cyclical - Restaurants – 0.1%
Sbarro, Inc. 10.375%, 2/01/15		415	269,750

Consumer Cyclical - Retailers – 3.5%
Asbury Automotive Group, Inc. 7.625%, 3/15/17		77	73,535
AutoNation, Inc. 6.75%, 4/15/18		120	120,450
Bon-Ton Department Stores, Inc. (The) 10.25%, 3/15/14		1,195	1,111,350
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14		700	724,500
Couche-Tard US LP/Couche-Tard Finance Corp. 7.50%, 12/15/13		1,006	1,022,347
Dollar General Corp. 10.625%, 7/15/15		425	466,438
GameStop Corp./GameStop, Inc. 8.00%, 10/01/12		790	806,787
JC Penney Corp., Inc. 7.40%, 4/01/37		525	533,531
Limited Brands, Inc. 5.25%, 11/01/14		1,028	1,035,710
6.90%, 7/15/17		1,645	1,702,575
Ltd. Brands, Inc. 7.00%, 5/01/20		500	522,500

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	361

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Macy’s Retail Holdings, Inc. 5.75%, 7/15/14	U.S.$	960	$986,400
5.90%, 12/01/16		1,495	1,539,850
Michaels Stores, Inc. 10.00%, 11/01/14		345	359,663
11.375%, 11/01/16		565	605,962
MU Finance PLC 8.375%, 2/01/17(a)		750	723,750
Neiman Marcus Group, Inc. (The) 9.00%, 10/15/15(c)		619	626,850
Rite Aid Corp. 6.875%, 8/15/13		1,080	966,600
8.00%, 8/15/20(a)		1,000	993,750
9.50%, 6/15/17		445	352,663
Toys R US - Delaware, Inc. 7.375%, 9/01/16(a)		805	813,050
Toys R US, Inc. 7.375%, 10/15/18		900	857,250

			16,945,511

Consumer Non-Cyclical – 6.1%
ACCO Brands Corp. 7.625%, 8/15/15		1,000	955,000
10.625%, 3/15/15		760	836,000
ARAMARK Corp. 8.50%, 2/01/15		1,710	1,763,437
Bausch & Lomb, Inc. 9.875%, 11/01/15		390	404,625
Biomet, Inc. 11.625%, 10/15/17		520	572,000
BioScrip, Inc. 10.25%, 10/01/15		500	505,625
Care UK Health & Social Care PLC 9.75%, 8/01/17(a)	GBP	525	815,231
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15(c)	U.S.$	1,320	1,318,686
CHS/Community Health Systems, Inc. 8.875%, 7/15/15		891	924,412
DaVita, Inc. 6.625%, 3/15/13		739	742,695
7.25%, 3/15/15		719	743,266
Dean Foods Co. 7.00%, 6/01/16		921	863,438
Del Monte Corp. 6.75%, 2/15/15		395	406,356
DJO Finance LLC / DJO Finance Corp. 10.875%, 11/15/14		520	557,050

362	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Dole Food Co., Inc. 8.00%, 10/01/16(a)	U.S.$	500	$515,625
Elan Finance PLC/Elan Finance Corp. 8.75%, 10/15/16(a)		500	482,500
Gentiva Health Services, Inc. 11.50%, 9/01/18(a)		425	439,875
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14		670	703,500
HCA, Inc. 6.375%, 1/15/15		3,348	3,272,670
6.50%, 2/15/16		1,520	1,472,500
6.75%, 7/15/13		650	656,500
9.625%, 11/15/16(c)		2,803	3,009,721
Healthsouth Corp. 10.75%, 6/15/16		480	523,200
IASIS Healthcare LLC/IASIS Capital Corp. 8.75%, 6/15/14		424	432,480
Jarden Corp. 7.50%, 1/15/20		780	792,675
Mylan, Inc. 7.625%, 7/15/17(a)		125	129,063
7.875%, 7/15/20(a)		750	781,875
New Albertsons, Inc. 7.45%, 8/01/29		1,220	988,200
Select Medical Corp. 7.625%, 2/01/15		1,015	956,637
Stater Brothers Holdings 8.125%, 6/15/12		594	595,485
Sun Healthcare Group, Inc. 9.125%, 4/15/15		750	782,813
Universal Hospital Services, Inc. 4.134%, 6/01/15(b)		895	762,988
Visant Corp. 7.625%, 10/01/12		883	881,896

			29,588,024

Energy – 5.8%
Antero Resources Finance Corp. 9.375%, 12/01/17		495	511,087
ATP Oil & Gas Corp. 11.875%, 5/01/15(a)		635	512,762
Chaparral Energy, Inc. 8.875%, 2/01/17		900	864,000
Chesapeake Energy Corp. 6.50%, 8/15/17		2,350	2,385,250
6.625%, 8/15/20		500	501,875

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	363

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Cie Generale de Geophysique-Veritas 7.50%, 5/15/15	U.S.$	1,285	$1,272,150
7.75%, 5/15/17		195	193,538
Citgo Petroleum Corp. 11.50%, 7/01/17(a)		891	953,370
Complete Production Services, Inc. 8.00%, 12/15/16		1,325	1,341,562
Denbury Resources, Inc. 8.25%, 2/15/20		95	101,413
Energy XXI Gulf Coast, Inc. 10.00%, 6/15/13		1,010	1,007,475
Expro Finance Luxembourg SCA 8.50%, 12/15/16(a)		114	106,590
Forest Oil Corp. 7.25%, 6/15/19		1,915	1,917,394
Hercules Offshore, Inc. 10.50%, 10/15/17(a)		604	549,640
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)		1,425	1,442,812
Mariner Energy, Inc. 11.75%, 6/30/16		361	456,665
Newfield Exploration Co. 7.125%, 5/15/18		1,135	1,187,494
Offshore Group Investments Ltd. 11.50%, 8/01/15(a)		1,100	1,097,250
OPTI Canada, Inc. 8.25%, 12/15/14		1,588	1,238,640
Parker Drilling Co. 9.125%, 4/01/18(a)		520	520,000
Petrohawk Energy Corp. 7.25%, 8/15/18(a)		800	794,000
Pioneer Natural Resources Co. 5.875%, 7/15/16		995	1,023,907
Plains Exploration & Production Co. 7.75%, 6/15/15		2,015	2,045,225
Pride International, Inc. 7.375%, 7/15/14		634	649,584
Range Resources Corp. 7.50%, 5/15/16		940	977,600
SandRidge Energy, Inc. 8.75%, 1/15/20(a)		525	498,750
Southwestern Energy Co. 7.50%, 2/01/18		1,025	1,155,687
Tesoro Corp. 6.25%, 11/01/12		680	697,000
6.50%, 6/01/17		2,260	2,175,250

			28,177,970

364	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Other Industrial – 0.4%
Mueller Water Products, Inc. 8.75%, 9/01/20(a)	U.S.$	322	$322,805
Neenah Foundry Co. 15.00%, 7/29/15(f)		300	280,499
Sensus USA, Inc. 8.625%, 12/15/13		655	655,000
Yioula Glassworks SA 9.00%, 12/01/15(g)	EUR	900	741,342

			1,999,646

Services – 1.5%
Realogy Corp. 10.50%, 4/15/14	U.S.$	895	729,425
12.375%, 4/15/15		1,605	1,187,700
Service Corp. International/US 6.75%, 4/01/16		2,000	2,050,000
ServiceMaster Co. (The) 10.75%, 7/15/15(a)(c)		835	874,662
Ticketmaster Entertainment LLC/Ticketmaster Noteco, Inc. 10.75%, 8/01/16		940	1,001,100
Travelport LLC 9.875%, 9/01/14		635	649,288
West Corp. 9.50%, 10/15/14		750	765,000

			7,257,175

Technology – 3.0%
Advanced Micro Devices, Inc. 7.75%, 8/01/20(a)		121	119,790
8.125%, 12/15/17		202	206,545
Alcatel-Lucent USA, Inc. 6.45%, 3/15/29		1,260	850,500
Amkor Technology, Inc. 9.25%, 6/01/16		860	909,450
Ceridian Corp. 11.25%, 11/15/15		450	416,813
DCP LLC/DCP Corp. 10.75%, 8/15/15(a)		680	666,400
First Data Corp. 9.875%, 9/24/15		831	631,560
11.25%, 3/31/16		1,100	723,250
Freescale Semiconductor, Inc. 8.875%, 12/15/14		1,380	1,279,950
10.125%, 12/15/16		1,200	984,000
Interactive Data Corp. 10.25%, 8/01/18(a)		500	515,625

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	365

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Iron Mountain, Inc. 6.625%, 1/01/16	U.S.$	1,360	$1,360,000
7.75%, 1/15/15		241	243,410
NXP BV/NXP Funding LLC 3.276%, 10/15/13(b)		1,000	935,000
9.50%, 10/15/15		920	894,700
Sanmina-SCI Corp. 8.125%, 3/01/16		500	503,750
Seagate Technology HDD Holdings 6.375%, 10/01/11		1,753	1,801,207
Serena Software, Inc. 10.375%, 3/15/16		875	868,437
SunGard Data Systems, Inc. 9.125%, 8/15/13		1,012	1,033,505

			14,943,892

Transportation - Airlines – 0.8%
AMR Corp. 9.00%, 8/01/12		1,570	1,532,712
Continental Airlines, Inc. 8.75%, 12/01/11		1,330	1,366,575
Series 2003-ERJ1 7.875%, 7/02/18		458	435,374
Delta Air Lines, Inc. 9.50%, 9/15/14(a)		391	419,348

			3,754,009

Transportation - Railroads – 0.3%
Kansas City Southern Railway 13.00%, 12/15/13		311	375,533
Trinity Industries, Inc. 6.50%, 3/15/14		1,300	1,329,250

			1,704,783

Transportation - Services – 0.6%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 7.75%, 5/15/16		1,660	1,606,050
Hertz Corp. (The) 8.875%, 1/01/14		1,145	1,176,488

			2,782,538

			267,940,102

Financial Institutions – 9.8%
Banking – 2.2%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	980	844,496
HBOS Capital Funding LP 6.071%, 6/30/14(a)	U.S.$	1,325	1,033,500

366	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

HT1 Funding GMBH 6.352%, 6/30/17	EUR	825	$690,007
LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	1,750	1,531,250
Royal Bank of Scotland Group PLC 6.99%, 10/05/17(a)		2,715	1,981,950
Smurfit Kappa Acquisitions 7.75%, 11/15/19(a)	EUR	1,000	1,298,932
Swedbank AB 5.75%, 3/17/16	GBP	1,350	1,739,160
UT2 Funding PLC 5.321%, 6/30/16	EUR	634	646,767
Zions Bancorporation 5.50%, 11/16/15	U.S.$	665	631,444
6.00%, 9/15/15		220	211,593

			10,609,099

Brokerage – 0.6%
E*Trade Financial Corp. 7.375%, 9/15/13		995	945,250
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(e)		5,500	1,189,375
Nuveen Investments, Inc. 10.50%, 11/15/15		900	855,000

			2,989,625

Finance – 4.6%
Ally Financial, Inc. 6.75%, 12/01/14		760	751,162
6.875%, 9/15/11		2,435	2,477,612
8.00%, 11/01/31		1,332	1,312,020
Series 8 6.75%, 12/01/14		1,657	1,644,573
American General Finance Corp. 6.90%, 12/15/17		1,930	1,495,750
Capmark Financial Group, Inc. 5.875%, 5/10/12(e)		3,666	1,255,744
CIT Group, Inc. 7.00%, 5/01/13-5/01/17		6,302	6,000,459
International Lease Finance Corp. 6.375%, 3/25/13		1,715	1,657,119
iStar Financial, Inc. 10.00%, 6/15/14		350	346,500
Series B 5.125%, 4/01/11		1,725	1,617,188
Residential Capital LLC 9.625%, 5/15/15		2,945	2,915,550
Ziggo Bond Co. BV 8.00%, 5/15/18(a)	EUR	800	1,029,007

			22,502,684

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	367

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Insurance – 2.1%
AGFC Capital Trust I 6.00%, 1/15/67(a)	U.S.$	2,245	$1,010,250
American International Group, Inc. 6.25%, 3/15/87		2,711	1,965,475
8.175%, 5/15/68		1,575	1,350,563
Genworth Financial, Inc. 6.15%, 11/15/66		1,445	1,011,500
ING Capital Funding TR III 8.439%, 12/31/10		1,294	1,229,300
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		995	875,600
MBIA Insurance Corp. 14.00%, 1/15/33(a)		2,385	1,073,250
XL Capital Ltd. Series E 6.50%, 4/15/17		2,100	1,582,980

			10,098,918

Other Finance – 0.3%
Aiful Corp. 6.00%, 12/12/11(a)		1,341	1,173,375
iPayment, Inc. 9.75%, 5/15/14		675	610,031

			1,783,406

			47,983,732

Utility – 6.5%
Electric – 5.0%
AES Corp. (The) 7.75%, 3/01/14		1,430	1,496,137
8.00%, 10/15/17		1,240	1,305,100
8.75%, 5/15/13(a)		59	59,959
Calpine Corp. 7.25%, 10/15/17(a)		2,250	2,244,375
CMS Energy Corp. 6.25%, 2/01/20		1,000	1,019,224
Dynegy Holdings, Inc. 7.75%, 6/01/19		2,360	1,522,200
8.375%, 5/01/16		980	732,550
Dynegy Roseton/Danskammer Pass Through Trust Series A 7.27%, 11/08/10		44	43,488
Series B 7.67%, 11/08/16		1,222	1,112,020
Edison Mission Energy 7.00%, 5/15/17		3,840	2,620,800

368	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

7.50%, 6/15/13	U.S.$	360	$328,050
7.75%, 6/15/16		295	217,194
Energy Future Holdings Corp. 10.875%, 11/01/17		304	180,880
Series P 5.55%, 11/15/14		957	480,893
Series Q 6.50%, 11/15/24		3,106	1,211,340
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, 12/01/20		792	761,098
Mirant Americas Generation LLC 8.50%, 10/01/21		2,325	2,098,312
NRG Energy, Inc. 7.25%, 2/01/14		420	428,400
7.375%, 2/01/16-1/15/17		2,955	2,977,162
8.25%, 9/01/20(a)		975	981,094
RRI Energy, Inc. 7.625%, 6/15/14		765	751,612
7.875%, 6/15/17		840	774,900
Texas Competitive Electric Holdings Co. LLC Series A 10.25%, 11/01/15		1,401	893,137

			24,239,925

Natural Gas – 1.5%
El Paso Corp. Series G 7.375%, 12/15/12		745	790,331
7.75%, 1/15/32		855	860,666
El Paso Pipeline Partners Operating Co. LLC 6.50%, 4/01/20		1,050	1,120,944
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		1,620	1,668,600
Kinder Morgan Finance Co. ULC 5.70%, 1/05/16		1,765	1,778,238
Regency Energy Partners LP/Regency Energy Finance Corp. 8.375%, 12/15/13		1,089	1,138,005

			7,356,784

			31,596,709

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	369

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Credit Default Index Holdings – 4.3%
DJ CDX.NA.HY-100 – 4.3%
CDX North America High Yield Series 5-T2 7.25%, 12/29/10(a)	U.S.$	3,881	$3,968,299
Series 8-T1 7.625%, 6/29/12(a)		15,660	16,717,050

			20,685,349

Total Corporates - Non-Investment Grades (cost $350,203,311)			368,205,892

CORPORATES - INVESTMENT GRADES – 11.3%
Industrial – 5.2%
Basic – 0.7%
ArcelorMittal USA, Inc. 6.50%, 4/15/14		581	639,707
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17		485	538,350
Mosaic Co. (The) 7.625%, 12/01/16(a)		1,375	1,496,279
Teck Resources Ltd. 9.75%, 5/15/14		680	842,496

			3,516,832

Capital Goods – 0.5%
Owens Corning 6.50%, 12/01/16		710	760,424
7.00%, 12/01/36		1,055	1,076,598
Tyco International Finance SA 8.50%, 1/15/19		375	500,952

			2,337,974

Communications - Media – 0.2%
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 6.375%, 6/15/15		811	839,385

Communications - Telecommunications – 0.8%
Alltel Corp. 7.875%, 7/01/32		450	603,427
American Tower Corp. 7.00%, 10/15/17		310	358,438

370	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Qwest Corp. 6.50%, 6/01/17	U.S.$	770	$826,787
6.875%, 9/15/33		2,240	2,200,800

			3,989,452

Consumer Cyclical - Automotive – 0.3%
Volvo Treasury AB 5.95%, 4/01/15(a)		1,250	1,353,116

Consumer Cyclical - Other – 0.3%
Toll Brothers Finance Corp. 5.15%, 5/15/15		1,443	1,458,478

Consumer Cyclical - Retailers – 0.1%
CVS Caremark Corp. 6.302%, 6/01/62		575	527,563

Consumer Non-Cyclical – 0.3%
Reynolds American, Inc. 7.25%, 6/01/12-6/01/13		745	826,937
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17		832	867,330

			1,694,267

Energy – 1.0%
Anadarko Petroleum Corp. 5.95%, 9/15/16		1,435	1,421,220
BP Capital Markets PLC 4.75%, 3/10/19		279	273,719
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15		856	884,267
TNK-BP Finance SA 7.25%, 2/02/20(a)		204	223,380
7.50%, 7/18/16(a)		520	577,200
Transocean, Inc. 6.80%, 3/15/38		844	807,163
Williams Cos., Inc. (The) 7.875%, 9/01/21		470	570,790

			4,757,739

Other Industrial – 0.3%
Noble Group Ltd. 6.625%, 3/17/15(a)		1,400	1,443,750

Services – 0.2%
Expedia, Inc. 8.50%, 7/01/16		1,070	1,168,975

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	371

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Technology – 0.5%
Motorola, Inc. 7.50%, 5/15/25	U.S.$	1,470	$1,748,915
Xerox Corp. 6.40%, 3/15/16		535	617,047

			2,365,962

			25,453,493

Financial Institutions – 5.0%
Banking – 3.0%
Allied Irish Banks PLC 12.50%, 6/25/19	EUR	769	999,016
American Express Co. 6.80%, 9/01/66	U.S.$	900	877,500
Assured Guaranty Municipal Holdings, Inc. 6.40%, 12/15/66(a)		1,400	910,000
Barclays Bank PLC 4.75%, 3/15/20	EUR	520	439,698
5.926%, 12/15/16(a)	U.S.$	1,300	1,137,500
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17		435	467,718
Capital One Financial Corp. 6.75%, 9/15/17		663	786,248
Citigroup, Inc. 5.50%, 4/11/13		400	424,694
Countrywide Financial Corp. 5.80%, 6/07/12		515	547,739
6.25%, 5/15/16		1,221	1,309,127
Countrywide Home Loans, Inc.
Series L 4.00%, 3/22/11		56	57,022
Merrill Lynch & Co., Inc. 5.70%, 5/02/17		1,565	1,629,204
National Capital Trust II 5.486%, 3/23/15(a)		647	597,816
Unicredito Italiano Capital Trust III 4.028%, 10/27/15	EUR	1,300	1,227,365
Wachovia Bank NA 6.75%, 5/25/17	AUD	2,050	1,669,682
Zions Bancorporation 7.75%, 9/23/14	U.S.$	1,480	1,554,542

			14,634,871

Finance – 0.2%
SLM Corp.
5.125%, 8/27/12		255	250,209
8.00%, 3/25/20		525	459,375
Series A 5.00%, 10/01/13		400	377,000

			1,086,584

372	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Insurance – 1.4%
Assured Guaranty US Holdings, Inc. Series A 6.40%, 12/15/66	U.S.$	952	$647,360
Coventry Health Care, Inc. 5.875%, 1/15/12		683	710,446
5.95%, 3/15/17		60	60,043
6.125%, 1/15/15		30	31,200
6.30%, 8/15/14		185	197,287
Crum & Forster Holdings Corp. 7.75%, 5/01/17		760	785,650
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)		450	471,974
Metlife Capital Trust IV 7.875%, 12/15/67(a)		750	761,250
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		1,075	1,305,839
Suncorp Metway Insurance Ltd. Series 1 6.75%, 9/23/24	AUD	1,000	769,807
XL Capital Finance Europe PLC 6.50%, 1/15/12	U.S.$	1,000	1,046,779

			6,787,635

REITS – 0.4%
Entertainment Properties Trust 7.75%, 7/15/20(a)		842	829,370
ProLogis 6.875%, 3/15/20		1,250	1,220,019

			2,049,389

			24,558,479

Utility – 0.9%
Electric – 0.8%
Allegheny Energy Supply Co. LLC 8.25%, 4/15/12(a)		380	410,385
KCP&L Greater Missouri Operations Co. 11.875%, 7/01/12		596	685,464
Oncor Electric Delivery Co. LLC 5.95%, 9/01/13		490	546,181
6.80%, 9/01/18		640	777,259
Sierra Pacific Power Co. Series M 6.00%, 5/15/16		440	507,642
Teco Finance, Inc. 6.572%, 11/01/17		500	586,869
7.00%, 5/01/12		332	359,347

			3,873,147

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	373

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Natural Gas – 0.1%
Tennessee Gas Pipeline Co. 7.00%, 10/15/28	U.S.$	570	$633,402

			4,506,549

Non Corporate Sectors – 0.2%
Agencies - Not Government Guaranteed – 0.2%
TransCapitalInvest Ltd. for OJSC AK Transneft 7.70%, 8/07/13(a)		640	710,824

Total Corporates - Investment Grades (cost $48,074,060)			55,229,345

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.6%
Non-Agency Fixed Rate CMBS – 2.4%
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C6, Class AJ 5.23%, 12/15/40		1,000	888,451
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.019%, 6/15/38		2,375	2,584,597
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-C1, Class A4 5.716%, 2/15/51		1,100	1,145,278
Series 2007-CB18, Class A4 5.44%, 6/12/47		1,875	1,962,932
Series 2007-LD11, Class A4 6.006%, 6/15/49		2,000	2,047,976
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, 11/15/38		1,875	1,988,053
Morgan Stanley Capital I 5.073%, 8/13/42		1,125	995,028

			11,612,315

Non-Agency Floating Rate CMBS – 0.2%
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class AJ 5.396%, 7/15/44		1,170	996,792

Total Commercial Mortgage-Backed Securities (cost $11,348,351)			12,609,107

374	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

EMERGING MARKETS - CORPORATE BONDS – 1.9%
Industrial – 1.9%
Basic – 0.3%
Vedanta Resources PLC 8.75%, 1/15/14(a)	U.S.$	1,400	$1,459,500

Communications - Telecommunications – 0.3%
VIP Finance Ireland Ltd. for OJSC Vimpel Communications 8.375%, 4/30/13(a)		1,560	1,649,700

Consumer Cyclical - Other – 0.1%
MCE Finance Ltd. 10.25%, 5/15/18(a)		460	492,200

Consumer Cyclical - Retailers – 0.2%
Edcon Holdings Proprietary Ltd. 6.219%, 6/15/15(a)(b)	EUR	1,200	1,026,473

Consumer Non-Cyclical – 0.7%
CEDC Finance Corp. International, Inc. 9.125%, 12/01/16(a)	U.S.$	1,000	1,025,000
Foodcorp Ltd. 8.875%, 6/15/12(a)	EUR	1,128	1,452,687
JBS Finance II Ltd. 8.25%, 1/29/18(a)	U.S.$	1,000	1,028,750

			3,506,437

Other Industrial – 0.3%
New Reclamation Group Pty Ltd. (The) 8.125%, 2/01/13(a)	EUR	689	637,091
Savcio Holdings Pty Ltd. 8.00%, 2/15/13(a)	U.S.$	450	558,857

			1,195,948

Total Emerging Markets - Corporate Bonds (cost $8,791,084)			9,330,258

BANK LOANS – 1.5%
Industrial – 1.2%
Capital Goods – 0.3%
Hawker Beechcraft Acquisition Company LLC 10.50%, 3/26/14(b)		1,241	1,227,697

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	375

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Consumer Cyclical - Other – 0.3%
Las Vegas Sands 3.01%, 11/23/16(b)	U.S.$	1,595	$1,445,285

Energy – 0.4%
Ashmore Energy International 3.53%, 3/30/12(b)		250	230,920
3.53%, 3/30/14(b)		2,072	1,916,857

			2,147,777

Services – 0.2%
Koosharem LLC 10.25%, 6/30/14(b)		1,403	1,080,193

			5,900,952

Financial Institutions – 0.3%
Finance – 0.3%
AGFS Funding Company 7.25%, 4/21/15(b)		875	862,348
CIT Group, Inc. 6.25%, 8/11/15(b)		821	818,250

			1,680,598

Total Bank Loans (cost $7,232,696)			7,581,550

QUASI-SOVEREIGNS – 1.1%
Quasi-Sovereign Bonds – 1.1%
Kazakhstan – 0.3%
KazMunaiGaz Finance Sub BV 8.375%, 7/02/13(a)		400	436,000
9.125%, 7/02/18(a)		950	1,140,000

			1,576,000

Russia – 0.3%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)		1,455	1,509,562

Trinidad & Tobago – 0.2%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/19(a)		750	900,000

Venezuela – 0.3%
Petroleos de Venezuela SA 5.25%, 4/12/17		2,250	1,288,125

Total Quasi-Sovereigns (cost $4,125,830)			5,273,687

376	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

ASSET-BACKED SECURITIES – 1.0%
Home Equity Loans - Fixed Rate – 0.6%
Countrywide Asset-Backed Certificates 5.054%, 10/25/35	U.S.$	737	$516,985
Series 2006-15, Class A3 5.689%, 10/25/46		1,525	1,104,701
Lehman XS Trust 5.72%, 5/25/37		1,580	967,302

			2,588,988

Home Equity Loans - Floating Rate – 0.4%
Credit-Based Asset Servicing and Securitization LLC Series 2007-CB2, Class A2C 4.949%, 2/25/37(b)		1,750	1,082,830
GSAA Home Equity Trust Series 2006-6, Class AF5 6.105%, 3/25/36(b)		1,630	985,737

			2,068,567

Total Asset-Backed Securities (cost $4,553,627)			4,657,555

GOVERNMENTS - TREASURIES – 0.9%
Brazil – 0.5%
Brazilian Government International Bond 12.50%, 1/05/16	BRL	3,700	2,408,029

Greece – 0.4%
Hellenic Republic Government Bond Series 30YR 4.60%, 9/20/40	EUR	3,300	2,184,889

Total Governments - Treasuries (cost $4,470,185)			4,592,918

EMERGING MARKETS - SOVEREIGNS – 0.7%
Argentina – 0.4%
Argentina Bonos 7.00%, 10/03/15	U.S.$	2,100	1,763,650

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	377

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Ukraine – 0.3%
Ukraine Government International Bond 6.75%, 11/14/17(a)	U.S.$	930	$924,048
6.875%, 3/04/11(a)		700	701,750

			1,625,798

Total Emerging Markets - Sovereigns (cost $2,564,140)			3,389,448

CMOS – 0.7%
Non-Agency Floating Rate – 0.4%
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1 1.886%, 8/25/47(b)		1,466	887,636
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA4, Class A1A 1.13%, 4/25/47(b)		2,131	1,151,839

			2,039,475

Non-Agency ARMs – 0.3%
Morgan Stanley Mortgage Loan Trust Series 2007-15AR, Class 2A1 5.325%, 11/25/37		1,716	1,161,079

Total CMOs (cost $3,078,965)			3,200,554

	Shares
PREFERRED STOCKS – 0.6%
Financial Institutions – 0.6%
Finance – 0.4%
Ally Financial, Inc. 7.00%(a)		1,687	1,393,515
Citigroup Capital XII 8.50%		29,000	761,250

			2,154,765

REITS – 0.2%
Sovereign Real Estate Investment Trust 12.00%(a)		624	725,400

			2,880,165

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%		36,525	12,053

378	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Shares		U.S. $ Value

Federal National Mortgage Association 8.25%		54,625	$18,846

			30,899

Total Preferred Stocks (cost $4,245,973)			2,911,064

COMMON STOCKS – 0.5%
Broder Brothers Co.		28,873	0
Charter Communications, Inc.(h)		11,716	401,273
CIT Group, Inc.(h)		32,389	1,188,028
Greektown Superholdings, Inc.(g)(i)		397	38
Neenah Enterprises, Inc.(f)(i)		58,199	174,597
Smurfit-Stone Container(h)		40,641	697,806
Total Common Stocks (cost $3,552,707)			2,461,742

	Principal Amount (000)
EMERGING MARKETS - TREASURIES – 0.4%
Turkey – 0.4%
Turkey Government Bond 11.00%, 8/06/14 (cost $1,662,073)	TRY	2,450	1,731,148

GOVERNMENTS - SOVEREIGN AGENCIES – 0.2%
Kazakhstan – 0.2%
Kazatomprom 6.25%, 5/20/15(a) (cost $866,235)	U.S.$	875	929,688

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.1%
California ST 7.95%, 3/01/36 (cost $703,057)		700	753,410

	Shares
WARRANTS – 0.0%
Charter Communications, Inc., expiring 11/30/14(h) (cost $46,050)		23,024	161,168

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	379

High-Yield Portfolio—Portfolio of Investments

	Notional Amount	U.S. $ Value

OPTION PURCHASED - CALL – 0.0%
IRS USD RTR Expiration: May `11, Exercise Price: $2.2(h) (cost $40,500)	15,000,000	$83,509

Total Investments – 99.0% (cost $455,558,844)		483,102,043
Other assets less liabilities – 1.0%		4,648,677

Net Assets – 100.0%		$487,750,720

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Sold Contracts
Euro settling 10/28/10	16,500	$20,905,583	$20,908,125	$ (2,542)
Pound Sterling settling 9/27/10	1,028	1,566,184	1,576,046	(9,862)

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE AND SOVEREIGN ISSUES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at August 31, 2010	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Goldman Sachs Bank: Hellenic Republic 5.90%, 10/22/22, 6/20/15*	(0.00)%	9.2524%	$4,250	$114,553	$—	$114,553
Morgan Stanley Capital Services Inc.: XL Capital LTD 5.25%, 9/15/14, 3/20/12*	(5.00)	1.3319	1,260	(84,019)	(65,488)	(149,507)

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2010, the aggregate market value of these securities amounted to $117,222,624 or 24.0% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at August 31, 2010.

(c)	Pay-In-Kind Payments (PIK).

(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

380	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

(e)	Security is in default and is non-income producing.

(f)	Illiquid security.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.21% of net assets as of August 31, 2010, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Broder Brothers Co. 12.00%, 10/15/13	8/31/07	$571,271	$273,678	0.05%
Greektown Holdings LLC 10.75%, 12/01/13	7/19/10	34,702	30,188	0.01%
Greektown Superholdings, Inc.	7/19/10	38	38	0.00%
Yioula Glassworks SA 9.00%, 12/01/15	6/09/09	549,976	741,342	0.15%

(h)	Non-income producing security.

(i)	Fair valued.

Currency Abbreviations

AUD	– Australian Dollar
BRL	– Brazilian Real
EUR	– Euro
GBP	– Pound Sterling
TRY	– Turkish Lira

Glossary:

ARMs	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
CMOs	– Collateralized Mortgage Obligations
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	381

High-Yield Portfolio—Portfolio of Investments

VOLATILITY MANAGEMENT

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 26.8%
Equity:Other – 4.2%
Diversified/Specialty – 3.5%
Affine	1,000	$21,401
Alexandria Real Estate Equities, Inc.	1,860	129,028
Allgreen Properties Ltd.	41,800	31,579
American Campus Communities, Inc.	2,120	63,155
Artis Real Estate Investment Trust	2,000	22,957
Azrieli Group(a)	1,400	31,586
Babis Vovos International Construction SA(a)	580	2,413
BioMed Realty Trust, Inc.	4,750	81,178
British Land Co. PLC	40,018	278,820
CA Immobilien Anlagen AG(a)	3,640	42,893
Canadian Real Estate Investment Trust	2,700	78,922
CapitaLand Ltd.	136,500	394,868
CapLease, Inc.	4,800	24,672
CB Richard Ellis Group, Inc. – Class A(a)	900	14,778
City Developments Ltd.	29,600	239,431
Cofinimmo	570	68,196
Corrections Corp. of America(a)	4,720	105,303
Country Garden Holdings Co.	161,800	48,830
Cousins Properties, Inc.	3,465	22,765
Daejan Holdings PLC	200	7,718
Dexus Property Group	197,780	146,664
DIC Asset AG	1,600	12,617
Digital Realty Trust, Inc.	3,560	211,001
DuPont Fabros Technology, Inc.	2,490	61,528
Entertainment Properties Trust	1,910	82,302
Eurobank Properties Real Estate Investment Co.	420	3,142
F&C Commercial Property Trust Ltd.	6,000	8,259
FKP Property Group	39,940	27,293
Fonciere Des Regions	1,470	136,469
Forest City Enterprises, Inc. – Class A(a)	5,660	63,788
Franklin Street Properties Corp.	3,320	38,944
Gecina SA	810	80,645
GPT Group	80,630	215,195
H&R Real Estate Investment Trust	6,000	107,751
Hang Lung Properties Ltd.	89,500	401,961
Heiwa Real Estate Co., Ltd.	6,660	15,914
Helical Bar PLC	4,470	19,428
Henderson Land Development Co., Ltd.	46,300	282,847
Hopson Development Holdings Ltd.	26,400	31,343
Hysan Development Co., Ltd.	32,500	104,464
ICADE	1,051	99,571
ING UK Real Estate Income Trust Ltd.	7,260	4,946
Inmobiliaria Colonial SA(a)	140,500	16,856

382	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Investors Real Estate Trust	2,610	$21,402
Invista Foundation Property	15,600	9,211
IRP Property Investments Ltd.	8,810	11,485
ISIS Property Ltd.	8,480	12,258
Kenedix Realty Investment Corp. – Class A	9	31,503
Keppel Land Ltd.	29,500	84,742
Kerry Properties Ltd.	32,000	161,444
Kiwi Income Property Trust	26,000	17,341
Klovern AB	5,190	18,635
Kungsleden AB	5,000	32,570
Land Securities Group PLC	34,052	317,905
Lexington Realty Trust	5,580	37,219
Minerva PLC(a)	3,670	5,080
Mitsubishi Estate Co., Ltd.	45,440	683,469
Mitsui Fudosan Co., Ltd.	39,040	633,514
Morguard Real Estate Investment Trust	1,600	20,376
Mucklow < A & J > Group PLC	2,100	8,647
New World China Land Ltd.	73,800	24,395
New World Development Ltd.	127,800	206,128
Nieuwe Steen Investments Funds NV	1,300	23,641
Nomura Real Estate Holdings, Inc.	3,680	48,677
Premier Investment Corp.	4	17,333
Quintain Estates & Development PLC(a)	11,770	6,769
Shui On Land Ltd.	104,200	46,451
Singapore Land Ltd.	7,000	35,009
Sino Land Co., Ltd.	108,600	191,175
Soho China Ltd.	86,100	55,478
ST Modwen Properties PLC	6,210	16,512
Standard Life Investment Property Income Trust PLC	13,300	13,207
Sumitomo Realty & Development Co., Ltd.	20,990	400,570
Sun Hung Kai Properties Ltd.	83,500	1,177,545
Suntec Real Estate Investment Trust	75,000	78,698
TAG Immobilien AG(a)	2,220	13,363
Tokyu Land Corp.	16,870	66,675
Tokyu REIT, Inc.	7	38,082
Top REIT, Inc.	6	32,194
UK Commercial Property Trust Ltd.	14,800	17,625
Unibail-Rodamco SE	3,932	738,436
Unite Group PLC(a)	6,580	18,831
United Urban Investment Corp.	8	51,692
Vornado Realty Trust	8,070	654,154
Washington Real Estate Investment Trust	2,490	76,294
Wereldhave Belgium NV	150	11,688
Wereldhave NV	870	71,671
Wharf Holdings Ltd.	60,500	327,620
Wihlborgs Fastigheter AB	1,560	33,578

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	383

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Winthrop Realty Trust	1,900	$26,030

		10,509,743

Health Care – 0.6%
Chartwell Seniors Housing Real Estate Investment Trust	4,900	38,967
Cogdell Spencer, Inc.	2,420	14,956
Extendicare Real Estate Investment Trust	2,800	26,179
HCP, Inc.	13,260	467,017
Health Care REIT, Inc.	5,520	253,589
Healthcare Realty Trust, Inc.	2,550	59,695
LTC Properties, Inc.	800	19,744
Medical Properties Trust, Inc.	4,180	41,131
National Health Investors, Inc.	1,200	50,304
National Healthcare Corp.	420	14,578
Nationwide Health Properties, Inc.	5,000	192,350
Omega Healthcare Investors, Inc.	3,890	83,440
Primary Health Properties PLC	1,340	6,443
Senior Housing Properties Trust	5,230	122,905
Universal Health Realty Income Trust	460	14,633
Ventas, Inc.	7,000	353,570

		1,759,501

Triple Net – 0.1%
Agree Realty Corp.	400	9,500
Getty Realty Corp.	900	22,347
National Retail Properties, Inc.	3,470	84,529
Realty Income Corp.	4,320	140,789

		257,165

		12,526,409

Financials – 3.0%
Capital Markets – 0.4%
Ameriprise Financial, Inc.	900	39,222
Bank of New York Mellon Corp. (The)	4,200	101,934
Charles Schwab Corp. (The)	3,350	42,746
Credit Suisse Group AG	2,120	92,715
Daiwa Securities Group, Inc.	3,000	12,181
Deutsche Bank AG	1,111	69,086
E*Trade Financial Corp.(a)	670	8,315
Federated Investors, Inc. – Class B	300	6,255
Franklin Resources, Inc.	600	57,906
Goldman Sachs Group, Inc. (The)	1,800	246,492
Invesco Ltd.	1,600	28,960
Janus Capital Group, Inc.	600	5,448
Julius Baer Group Ltd.	788	27,676
Legg Mason, Inc.	500	12,665
Macquarie Group Ltd.	627	21,054
Man Group PLC	7,387	23,471

384	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Mizuho Securities Co., Ltd.	3,000	$6,720
Morgan Stanley	4,900	120,981
Nomura Holdings, Inc.	7,000	39,649
Northern Trust Corp.	850	39,219
SBI Holdings, Inc.	45	5,574
State Street Corp.	1,750	61,390
T Rowe Price Group, Inc.	900	39,402
UBS AG(a)	6,701	112,429

		1,221,490

Commercial Banks – 1.2%
Australia & New Zealand Banking Group Ltd.	4,718	95,279
Banca Monte dei Paschi di Siena SpA(a)	20,753	24,696
Banco Bilbao Vizcaya Argentaria SA	6,706	80,776
Banco de Sabadell SA	3,491	16,846
Banco Espirito Santo SA	1,729	7,446
Banco Popular Espanol SA	2,801	16,571
Banco Santander SA	15,498	180,463
Bank of Cyprus Public Co., Ltd.	5,748	30,340
Bank of East Asia Ltd.	3,600	13,591
Bank of Kyoto Ltd. (The)	1,000	7,960
Bank of Yokohama Ltd. (The)	2,000	8,670
Bankinter SA	1,056	6,826
Barclays PLC	21,491	98,666
BB&T Corp.	2,400	53,088
BNP Paribas	1,784	110,521
BOC Hong Kong Holdings Ltd.	7,000	18,486
Chiba Bank Ltd. (The)	1,000	5,630
Chugoku Bank Ltd. (The)	1,000	11,781
Chuo Mitsui Trust Holdings, Inc.	2,000	7,083
Comerica, Inc.	600	20,646
Commerzbank AG(a)	3,179	24,934
Commonwealth Bank of Australia	2,890	129,890
Credit Agricole SA	1,849	23,097
Danske Bank A/S(a)	1,107	24,451
DBS Group Holdings Ltd.	3,000	30,815
DnB NOR ASA	2,255	24,761
EFG Eurobank Ergasias SA(a)	1,039	6,707
Erste Group Bank AG	207	7,466
Fifth Third Bancorp	2,750	30,388
First Horizon National Corp.(a)	759	7,651
Fukuoka Financial Group, Inc.	2,000	7,989
Governor & Co. of the Bank of Ireland (The)(a)	6,526	6,153
Hachijuni Bank Ltd. (The)	2,000	10,835
Hang Seng Bank Ltd.	1,400	19,264
Hiroshima Bank Ltd. (The)	2,000	7,992
Hokuhoku Financial Group, Inc.	4,000	6,991

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	385

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

HSBC Holdings PLC	34,387	$336,809
Huntington Bancshares, Inc.	2,450	12,961
Intesa Sanpaolo SpA	14,506	40,420
Iyo Bank Ltd. (The)	1,000	8,467
Joyo Bank Ltd. (The)	2,000	8,147
KBC Groep NV(a)	589	24,315
KeyCorp	3,000	22,110
Lloyds Banking Group PLC(a)	71,823	75,600
M&T Bank Corp.	300	25,692
Marshall & Ilsley Corp.	1,800	11,790
Mitsubishi UFJ Financial Group, Inc.	24,600	116,641
Mizuho Financial Group, Inc.	38,803	59,513
Mizuho Trust & Banking Co., Ltd.(a)	9,000	7,274
National Australia Bank Ltd.	3,947	81,846
National Bank of Greece SA(a)	1,700	21,107
Nordea Bank AB	6,083	54,245
Oversea-Chinese Banking Corp. Ltd.	5,000	32,064
PNC Financial Services Group, Inc.	1,850	94,276
Raiffeisen International Bank Holding AG	360	14,640
Regions Financial Corp.	4,350	27,971
Resona Holdings, Inc.	900	8,890
Royal Bank of Scotland Group PLC(a)	34,764	23,544
Shizuoka Bank Ltd. (The)	1,000	8,360
Skandinaviska Enskilda Banken AB	4,240	26,250
Societe Generale	1,184	59,707
Standard Chartered PLC	3,810	101,746
Sumitomo Mitsui Financial Group, Inc.	2,600	77,160
Sumitomo Trust & Banking Co., Ltd. (The)	3,000	15,910
SunTrust Banks, Inc.	1,700	38,233
Svenska Handelsbanken AB	956	24,847
Swedbank AB(a)	1,608	17,927
UniCredit SpA	30,847	71,906
Unione di Banche Italiane SCPA	2,261	19,761
United Overseas Bank Ltd.	2,000	27,677
US Bancorp	6,700	139,360
Wells Fargo & Co.	18,150	427,433
Westpac Banking Corp.	5,542	107,402
Yamaguchi Financial Group, Inc.	1,000	9,440
Zions BanCorp.	550	10,137

		3,476,327

Consumer Finance – 0.1%
American Express Co.	4,150	165,460
Capital One Financial Corp.	1,600	60,576
Discover Financial Services	1,850	26,843
ORIX Corp.	200	15,039
SLM Corp.(a)	1,650	18,233

		286,151

386	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Financial Services – 0.5%
ASX Ltd.	531	$13,805
Bank of America Corp.	34,850	433,882
Citigroup, Inc.(a)	78,588	292,347
CME Group, Inc. – Class A	250	62,020
Deutsche Boerse AG	367	22,345
Eurazeo	295	17,136
Groupe Bruxelles Lambert SA	318	23,379
Hong Kong Exchanges and Clearing Ltd.	1,900	29,972
ING Groep NV(a)	6,855	60,534
IntercontinentalExchange, Inc.(a)	250	23,890
Investor AB	1,435	24,672
JPMorgan Chase & Co.	13,900	505,404
Leucadia National Corp.(a)	650	13,878
Mitsubishi UFJ Lease & Finance Co., Ltd.	220	7,821
Moody’s Corp.	650	13,741
NASDAQ OMX Group, Inc. (The)(a)	500	8,955
NYSE Euronext	900	24,966
Pargesa Holding SA	214	13,914
Singapore Exchange Ltd.	2,000	11,123

		1,603,784

Insurance – 0.7%
ACE Ltd.	1,245	66,570
Aegon NV(a)	3,860	19,665
Aflac, Inc.	1,650	77,962
Allianz SE	855	87,284
Allstate Corp. (The)	1,850	51,060
American International Group, Inc.(a)	450	15,269
AMP Ltd.	4,786	21,533
AON Corp.	950	34,428
Assicurazioni Generali SpA	2,199	39,532
Assurant, Inc.	400	14,624
Aviva PLC	5,211	30,101
Berkshire Hathaway, Inc.(a)	5,750	452,985
Chubb Corp.	1,150	63,388
Cincinnati Financial Corp.	550	14,674
Genworth Financial, Inc. – Class A(a)	1,650	17,870
Hartford Financial Services Group, Inc.	1,500	30,240
Insurance Australia Group Ltd.	7,513	23,108
Legal & General Group PLC	20,187	28,557
Lincoln National Corp.	1,000	23,360
Loews Corp.	1,200	42,168
Mapfre SA	2,198	6,285
Marsh & McLennan Cos., Inc.	1,850	43,882
MetLife, Inc.	3,111	116,974
MS&AD Insurance Group Holdings	1,000	22,377

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	387

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Muenchener Rueckversicherungs AG (MunichRe)	372	$47,405
NKSJ Holdings, Inc.(a)	3,000	16,749
Principal Financial Group, Inc.	1,100	25,355
Progressive Corp. (The)	2,300	45,540
Prudential Financial, Inc.	1,600	80,912
Prudential PLC	4,769	41,368
QBE Insurance Group Ltd.	1,929	28,322
RSA Insurance Group PLC	13,580	25,536
Sampo Oyj – Class A	1,093	26,259
SCOR SE	854	18,516
Sony Financial Holdings, Inc.	2	6,552
Suncorp-Metway Ltd.	3,312	24,676
Swiss Reinsurance Co., Ltd.	650	26,840
T&D Holdings, Inc.	550	10,442
Tokio Marine Holdings, Inc.	1,400	37,557
Torchmark Corp.	300	14,805
Travelers Cos., Inc. (The)	1,650	80,817
Unum Group	1,150	23,057
XL Group PLC	1,150	20,597
Zurich Financial Services AG	277	61,553

		2,006,754

Real Estate Investment Trusts (REITs) – 0.0%
Plum Creek Timber Co., Inc.	550	18,958

Real Estate Management & Development – 0.1%
CapitaMalls Asia Ltd.	70,500	109,671
Cheung Kong Holdings Ltd.	3,000	38,141
Daito Trust Construction Co., Ltd.	200	11,485
Daiwa House Industry Co., Ltd.	1,000	9,365
Hang Lung Group Ltd.	3,000	18,099
Swire Pacific Ltd.	1,500	18,171

		204,932

Thrifts & Mortgage Finance – 0.0%
Hudson City Bancorp, Inc.	1,600	18,440
People’s United Financial, Inc.	1,250	15,900

		34,340

		8,852,736

Information Technology – 2.3%
Communications Equipment – 0.3%
Cisco Systems, Inc.(a)	19,900	398,995
Harris Corp.	450	18,931
JDS Uniphase Corp.(a)	750	6,893
Juniper Networks, Inc.(a)	1,800	48,960

388	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Motorola, Inc.(a)	8,050	$60,616
Nokia Oyj	7,053	60,099
QUALCOMM, Inc.	5,700	218,367
Telefonaktiebolaget LM Ericsson – Class B	5,672	54,769
Tellabs, Inc.	1,300	9,230

		876,860

Computers & Peripherals – 0.5%
Apple, Inc.(a)	3,200	778,784
Dell, Inc.(a)	5,950	70,031
EMC Corp.(a)	7,100	129,504
Fujitsu Ltd.	4,000	27,697
Hewlett-Packard Co.	8,100	311,688
Lexmark International, Inc. – Class A(a)	250	8,748
NEC Corp.	5,000	12,732
NetApp, Inc.(a)	1,200	48,528
QLogic Corp.(a)	350	5,213
SanDisk Corp.(a)	800	26,592
Seiko Epson Corp.	400	5,141
Toshiba Corp.(a)	8,000	37,603
Western Digital Corp.(a)	750	18,112

		1,480,373

Electronic Equipment & Instruments & Components – 0.1%
Agilent Technologies, Inc.(a)	1,200	32,364
Amphenol Corp. – Class A	600	24,432
Corning, Inc.	5,400	84,672
FLIR Systems, Inc.(a)	500	12,560
Foxconn International Holdings Ltd.(a)	7,000	4,705
Fujifilm Holdings Corp.	900	27,313
Hirose Electric Co. Ltd.	100	9,670
Hitachi High-Technologies Corp.	400	6,510
Hitachi Ltd.(a)	8,000	32,510
Hoya Corp.	800	17,626
Ibiden Co., Ltd.	200	4,825
Jabil Circuit, Inc.	650	6,663
Keyence Corp.	100	20,699
Kyocera Corp.	300	25,482
Molex, Inc.	450	7,942
Murata Manufacturing Co., Ltd.	400	19,004
Nippon Electric Glass Co., Ltd.	1,000	11,193
Omron Corp.	400	8,507
TDK Corp.	200	10,493

		367,170

Internet Software & Services – 0.2%
Akamai Technologies, Inc.(a)	650	29,946
eBay, Inc.(a)	4,000	92,960

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	389

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Google, Inc. – Class A(a)	850	$382,517
Monster Worldwide, Inc.(a)	400	4,412
VeriSign, Inc.(a)	600	17,478
Yahoo! Japan Corp.	27	9,701
Yahoo!, Inc.(a)	4,050	52,974

		589,988

IT Services – 0.3%
Automatic Data Processing, Inc.	1,750	67,568
Cap Gemini SA	502	21,164
Cognizant Technology Solutions Corp. – Class A(a)	1,050	60,485
Computer Sciences Corp.	550	21,896
Fidelity National Information Services, Inc.	850	21,964
Fiserv, Inc.(a)	550	27,517
International Business Machines Corp.	4,550	560,696
Mastercard, Inc. – Class A	350	69,426
Nomura Research Institute Ltd.	300	5,837
NTT Data Corp.	2	6,263
Paychex, Inc.	1,100	27,379
SAIC, Inc.(a)	1,000	14,880
Teradata Corp.(a)	550	18,007
Total System Services, Inc.	650	9,230
Visa, Inc. – Class A	1,600	110,368
Western Union Co. (The) – Class W	2,300	36,064

		1,078,744

Office Electronics – 0.1%
Brother Industries Ltd.	700	7,505
Canon, Inc.	2,200	90,069
Konica Minolta Holdings, Inc.	1,000	8,712
Ricoh Co., Ltd.	1,000	12,817
Xerox Corp.	4,750	40,090

		159,193

Semiconductors & Semiconductor Equipment – 0.3%
Advanced Micro Devices, Inc.(a)	1,950	10,959
Advantest Corp.	300	5,688
Altera Corp.	1,000	24,670
Analog Devices, Inc.	1,000	27,880
Applied Materials, Inc.	4,650	48,313
ASML Holding NV	812	20,092
Broadcom Corp. – Class A	1,500	44,955
Elpida Memory, Inc.(a)	400	4,796
Infineon Technologies AG(a)	3,835	21,266
Intel Corp.	19,350	342,882
KLA-Tencor Corp.	550	15,406
Linear Technology Corp.	750	21,487

390	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

LSI Corp.(a)	2,250	$9,045
MEMC Electronic Materials, Inc.(a)	750	7,718
Microchip Technology, Inc.	650	17,999
Micron Technology, Inc.(a)	2,950	19,072
National Semiconductor Corp.	800	10,088
Novellus Systems, Inc.(a)	300	6,990
NVIDIA Corp.(a)	1,950	18,193
Rohm Co., Ltd.	200	12,073
STMicroelectronics NV	2,898	19,128
Sumco Corp.(a)	400	6,810
Teradyne, Inc.(a)	600	5,388
Texas Instruments, Inc.	4,200	96,726
Tokyo Electron Ltd.	300	14,075
Xilinx, Inc.	850	20,527

		852,226

Software – 0.5%
Adobe Systems, Inc.(a)	1,800	49,968
Autodesk, Inc.(a)	800	22,200
Autonomy Corp. PLC(a)	942	22,456
BMC Software, Inc.(a)	600	21,636
CA, Inc.	1,350	24,313
Citrix Systems, Inc.(a)	650	37,661
Compuware Corp.(a)	750	5,385
Electronic Arts, Inc.(a)	1,100	16,764
Intuit, Inc.(a)	1,100	47,080
Konami Corp.	500	8,042
McAfee, Inc.(a)	550	25,877
Microsoft Corp.	26,500	622,220
Nintendo Co., Ltd.	200	55,446
Novell, Inc.(a)	1,200	6,744
Oracle Corp.	13,650	298,662
Red Hat, Inc.(a)	650	22,458
Salesforce.com, Inc.(a)	400	43,952
SAP AG	1,616	70,370
Symantec Corp.(a)	2,750	37,482
Trend Micro, Inc.	300	8,157

		1,446,873

		6,851,427

Industrials – 2.3%
Aerospace & Defense – 0.4%
BAE Systems PLC	6,668	30,020
Boeing Co. (The)	2,650	161,994
European Aeronautic Defence and Space Co. NV(a)	1,281	28,101
General Dynamics Corp.	1,350	75,425
Goodrich Corp.	450	30,816

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	391

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Honeywell International, Inc.	2,650	$103,589
ITT Corp.	650	27,625
L-3 Communications Holdings, Inc.	400	26,640
Lockheed Martin Corp.	1,100	76,472
Northrop Grumman Corp.	1,050	56,826
Precision Castparts Corp.	500	56,590
Raytheon Co.	1,300	57,096
Rockwell Collins, Inc.	550	29,662
Rolls-Royce Group PLC(a)	3,492	29,546
Safran SA	878	21,563
Singapore Technologies Engineering Ltd.	4,000	9,472
United Technologies Corp.	3,250	211,932

		1,033,369

Air Freight & Logistics – 0.2%
C.H. Robinson Worldwide, Inc.	600	38,994
Deutsche Post AG	1,594	26,014
Expeditors International of Washington, Inc.	750	29,692
FedEx Corp.	1,100	85,855
Kuehne & Nagel International AG	245	25,478
TNT NV	963	24,340
United Parcel Service, Inc. – Class B	3,450	220,110
Yamato Holdings Co., Ltd.	700	8,236

		458,719

Airlines – 0.0%
All Nippon Airways Co., Ltd.(a)	3,000	10,852
Cathay Pacific Airways Ltd.	4,000	9,921
Deutsche Lufthana (REG)	1,662	26,202
Singapore Airlines Ltd.	1,000	11,149
Southwest Airlines Co.	2,550	28,177

		86,301

Building Products – 0.0%
Asahi Glass Co., Ltd.	2,000	19,515
Assa Abloy AB	442	8,800
Cie de St-Gobain	725	26,482
Daikin Industries Ltd.	400	13,638
JS Group Corp.	500	9,541
Masco Corp.	1,200	12,588
TOTO Ltd.	1,000	6,352

		96,916

Commercial Services & Supplies – 0.1%
Avery Dennison Corp.	350	11,382
Babcock International Group PLC	685	5,299
Brambles Ltd.	4,045	21,126
Capita Group PLC (The)	2,071	22,274
Cintas Corp.	450	11,471
Dai Nippon Printing Co., Ltd.	1,000	11,628

392	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Edenred(a)	469	$8,083
G4S PLC	6,179	23,842
Iron Mountain, Inc.	600	12,168
Pitney Bowes, Inc.	700	13,468
Republic Services, Inc. – Class A	1,100	32,373
RR Donnelley & Sons Co.	700	10,602
Secom Co., Ltd.	400	17,445
Stericycle, Inc.(a)	300	19,650
Toppan Printing Co., Ltd.	1,000	7,601
Waste Management, Inc.	1,650	54,598

		283,010

Construction & Engineering – 0.1%
ACS Actividades de Construccion y Servicios SA	399	16,520
Bouygues SA	547	22,083
Fluor Corp.	600	26,796
Fomento de Construcciones y Contratas SA	242	5,685
Jacobs Engineering Group, Inc.(a)	400	13,872
Kajima Corp.	4,000	9,364
Leighton Holdings Ltd.	815	22,342
Obayashi Corp.	2,000	7,608
Quanta Services, Inc.(a)	700	12,558
Shimizu Corp.	2,000	7,084
Skanska AB	1,000	15,319
Vinci SA	832	36,321

		195,552

Electrical Equipment – 0.2%
ABB Ltd. (REG)(a)	4,156	80,221
Alstom SA	464	22,042
Emerson Electric Co.	2,600	121,290
First Solar, Inc.(a)	200	25,570
Furukawa Electric Co., Ltd.	2,000	7,261
GS Yuasa Corp.	1,000	5,886
Legrand SA	499	15,116
Mitsubishi Electric Corp.	4,000	31,921
Nidec Corp.	200	17,615
Rockwell Automation, Inc.	500	25,570
Roper Industries, Inc.	350	20,328
Schneider Electric SA	444	46,923
Sumitomo Electric Industries Ltd.	1,400	15,006
Vestas Wind Systems A/S(a)	468	17,303

		452,052

Industrial Conglomerates – 0.4%
3M Co.	2,500	196,375
Fraser and Neave Ltd.	2,000	8,216
General Electric Co.	37,100	537,208

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	393

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Hankyu Hanshin Holdings, Inc.	2,000	$9,182
Hutchison Whampoa Ltd.	4,000	29,670
Keppel Corp. Ltd.	2,000	13,254
Koninklijke Philips Electronics NV	1,831	51,024
Orkla ASA	1,127	9,393
SembCorp Industries Ltd.	3,000	9,464
Siemens AG	1,550	140,504
Smiths Group PLC	1,491	26,074
Textron, Inc.	900	15,363
Tyco International Ltd.	1,773	66,097

		1,111,824

Industrial Warehouse Distribution – 0.3%
AMB Property Corp.	7,020	167,006
Ascendas Real Estate Investment Trust	83,000	127,206
DCT Industrial Trust, Inc.	8,260	38,244
EastGroup Properties, Inc.	1,080	38,070
First Industrial Realty Trust, Inc.(a)	4,150	17,637
First Potomac Realty Trust	1,200	17,796
Mapletree Logistics Trust	64,000	39,710
ProLogis	21,250	230,562
ProLogis European Properties(a)	5,850	34,489
Segro PLC	30,440	125,576
Warehouses De Pauw SCA	390	17,298

		853,594

Machinery – 0.3%
Amada Co., Ltd.	1,000	5,937
Atlas Copco AB – Class A	1,646	24,937
Caterpillar, Inc.	2,200	143,352
Cummins, Inc.	700	52,087
Danaher Corp.	1,800	65,394
Deere & Co.	1,500	94,905
Dover Corp.	650	29,094
Eaton Corp.	600	41,688
Fanuc Ltd.	400	43,049
Flowserve Corp.	200	17,876
Hino Motors Ltd.	2,000	8,808
Hitachi Construction Machinery Co., Ltd.	400	7,958
IHI Corp.	4,000	7,085
Illinois Tool Works, Inc.	1,350	55,701
Japan Steel Works Ltd. (The)	1,000	8,871
JTEKT Corp.	700	5,727
Kawasaki Heavy Industries Ltd.	3,000	8,005
Komatsu Ltd.	1,800	36,548
Kone Oyj	585	26,830
Kubota Corp.	2,000	16,020
Kurita Water Industries Ltd.	300	7,881
Makita Corp.	300	8,529

394	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

MAN SE	273	$23,477
Minebea Co. Ltd.	1,000	4,609
Mitsubishi Heavy Industries Ltd.	6,000	21,612
NSK Ltd.	1,000	5,951
NTN Corp.	1,000	3,773
PACCAR, Inc.	1,250	51,237
Pall Corp.	400	13,676
Parker Hannifin Corp.	550	32,538
Sandvik AB	1,923	22,689
Scania AB	1,009	18,554
SembCorp Marine Ltd.	3,000	8,462
SKF AB	1,285	22,966
SMC Corp.	100	12,331
Snap-On, Inc.	200	8,246
Sumitomo Heavy Industries Ltd.	1,000	4,628
THK Co., Ltd.	400	6,579
Vallourec SA	260	22,257
Volvo AB – Class B(a)	2,178	25,110
Zardoya Otis SA	473	7,360

		1,032,337

Marine – 0.0%
AP Moller – Maersk A/S	4	29,970
Kawasaki Kisen Kaisha Ltd.(a)	2,000	7,448
Mitsui OSK Lines Ltd.	2,000	12,572
Neptune Orient Lines Ltd.(a)	5,000	7,074
Nippon Yusen KK	3,000	11,555

		68,619

Mixed Office Industrial – 0.1%
Goodman Group	257,490	146,255
ING Industrial Fund	107,570	43,709

		189,964

Professional Services – 0.0%
Adecco SA	448	20,825
Dun & Bradstreet Corp.	200	13,180
Equifax, Inc.	400	11,788
Experian PLC	2,795	26,567
Randstad Holding NV(a)	339	12,573
Robert Half International, Inc.	500	10,790
SGS SA	13	18,797

		114,520

Road & Rail – 0.1%
Central Japan Railway Co.	3	24,193
CSX Corp.	1,350	67,352
East Japan Railway Co.	700	45,270
Keihin Electric Express Railway Co., Ltd.	1,000	10,131
Keio Corp.	1,000	6,862

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	395

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Kintetsu Corp.	3,000	$10,020
MTR Corp.	3,500	12,543
Nippon Express Co., Ltd.	2,000	6,981
Norfolk Southern Corp.	1,300	69,784
Odakyu Electric Railway Co., Ltd.	1,000	9,237
Ryder System, Inc.	200	7,674
Tobu Railway Co., Ltd.	2,000	11,419
Tokyu Corp.	2,000	9,139
Union Pacific Corp.	1,750	127,645
West Japan Railway Co.	3	11,135

		429,385

Trading Companies & Distributors – 0.1%
Fastenal Co.	450	20,372
ITOCHU Corp.	3,000	24,457
Marubeni Corp.	3,000	15,445
Mitsubishi Corp.	2,600	55,711
Mitsui & Co., Ltd.	3,300	42,958
Noble Group Ltd.	6,181	7,208
Sumitomo Corp.	2,100	24,057
Toyota Tsusho Corp.	600	8,587
Wolseley PLC(a)	1,073	20,635
WW Grainger, Inc.	250	26,447

		245,877

Transportation Infrastructure – 0.0%
Abertis Infraestructuras SA	1,041	17,216
Atlantia SpA	1,286	24,170
Transurban Group	5,712	24,693

		66,079

		6,718,118

Retail – 2.0%
Regional Mall – 1.0%
Alexander’s, Inc.	40	12,182
CapitaMall Trust	104,600	150,348
CBL & Associates Properties, Inc.	5,690	69,418
CFS Retail Property Trust	87,271	150,469
Glimcher Realty Trust	3,180	18,889
Macerich Co. (The)	5,370	222,425
Pennsylvania Real Estate Investment Trust	1,910	19,979
Simon Property Group, Inc.	13,120	1,186,704
Taubman Centers, Inc.	1,650	68,459
Westfield Group	99,692	1,114,361

		3,013,234

Shopping Center/Other Retail – 1.0%
Acadia Realty Trust	2,160	38,750
Aeon Mall Co., Ltd.	4,120	94,424
Bunnings Warehouse Property Trust	14,460	23,771

396	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Calloway Real Estate Investment Trust	3,500	$75,852
Capital & Counties Properties PLC(a)	25,780	46,615
Capital Shopping Centres Group	25,780	130,607
Cedar Shopping Centers, Inc.	3,050	16,836
Charter Hall Retail REIT	72,630	38,641
Citycon Oyj	5,480	18,491
Corio NV	3,760	215,483
Deutsche Euroshop AG	1,880	55,642
Developers Diversified Realty Corp.	10,370	107,433
Development Securities PLC	4,870	18,952
Equity One, Inc.	1,930	30,861
Eurocommercial Properties N.V.	1,690	64,822
Federal Realty Investment Trust	2,530	200,604
First Capital Realty, Inc.	2,580	35,615
Hammerson PLC	29,360	161,390
Immobiliare Grande Distribuzione	3,000	4,328
Inland Real Estate Corp.	2,900	22,359
Japan Retail Fund Investment Corp.	64	85,648
Kimco Realty Corp.	18,080	269,573
Kite Realty Group Trust	2,100	8,757
Klepierre	3,900	118,859
Link REIT (The)	90,500	266,272
Mercialys SA	1,890	61,638
Primaris Retail Real Estate Investment Trust	2,800	50,494
Ramco-Gershenson Properties Trust	1,430	14,929
Regency Centers Corp.	3,420	124,693
RioCan Real Estate Investment Trust (Toronto)	10,000	195,808
Saul Centers, Inc.	490	20,257
Shaftesbury PLC	9,360	59,580
Tanger Factory Outlet Centers	1,670	77,187
Urstadt Biddle Properties, Inc.	1,300	23,868
Vastned Retail NV	710	38,403
Weingarten Realty Investors	4,970	100,295

		2,917,737

		5,930,971

Consumer Staples – 2.0%
Beverages – 0.5%
Anheuser-Busch InBev NV	1,359	70,390
Asahi Breweries Ltd.	700	13,195
Brown-Forman Corp. – Class B	400	24,516
Carlsberg A/S	306	28,714
Coca Cola Hellenic Bottling Co. SA	672	15,822
Coca-Cola Amatil Ltd.	2,530	26,872
Coca-Cola Co. (The)	8,100	452,952
Coca-Cola Enterprises, Inc.	1,100	31,306
Diageo PLC	4,713	76,607

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	397

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Dr Pepper Snapple Group, Inc.	850	$31,297
Foster’s Group Ltd.	5,254	28,387
Heineken NV	609	27,219
Kirin Holdings Co., Ltd.	2,000	27,635
Molson Coors Brewing Co. – Class B	550	23,958
PepsiCo, Inc.	5,600	359,408
Pernod-Ricard SA	373	29,043
SABMiller PLC	1,779	50,517

		1,317,838

Food & Staples Retailing – 0.4%
Aeon Co., Ltd.	1,200	12,793
Carrefour SA	1,195	53,988
Casino Guichard Perrachon SA	195	15,753
Costco Wholesale Corp.	1,550	87,652
CVS Caremark Corp.	4,700	126,900
Delhaize Group SA	310	20,719
FamilyMart Co., Ltd.	200	7,235
J Sainsbury PLC	3,160	17,647
Koninklijke Ahold NV	2,245	27,559
Kroger Co. (The)	2,200	43,406
Lawson, Inc.	200	9,099
Metro AG	437	22,194
Olam International Ltd.	2,000	3,957
Safeway, Inc.	1,300	24,440
Seven & I Holdings Co., Ltd.	1,500	34,222
Supervalu, Inc.	700	6,804
Sysco Corp.	2,050	56,354
Tesco PLC	14,955	93,066
Wal-Mart Stores, Inc.	7,300	366,022
Walgreen Co.	3,450	92,736
Wesfarmers Ltd.	1,893	53,978
Whole Foods Market, Inc.(a)	600	20,874
WM Morrison Supermarkets PLC	6,241	27,673
Woolworths Ltd.	2,334	57,694

		1,282,765

Food Products – 0.4%
Ajinomoto Co., Inc.	1,000	9,797
Archer-Daniels-Midland Co.	2,200	67,716
Campbell Soup Co.	650	24,219
ConAgra Foods, Inc.	1,500	32,385
Danone	1,036	55,459
Dean Foods Co.(a)	600	6,138
General Mills, Inc.	2,300	83,168
Golden Agri-Resources Ltd.	22,000	9,129
Hershey Co. (The)	550	25,558
HJ Heinz Co.	1,100	50,864
Hormel Foods Corp.	250	10,788

398	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

JM Smucker Co. (The)	400	$23,392
Kellogg Co.	900	44,712
Kraft Foods, Inc. – Class A	6,050	181,197
McCormick & Co., Inc.	450	17,942
Mead Johnson Nutrition Co. – Class A	700	36,533
MEIJI Holdings Co., Ltd.	200	9,312
Nestle SA	6,853	354,271
Nisshin Seifun Group, Inc.	500	6,396
Nissin Foods Holdings Co., Ltd.	300	10,671
Sara Lee Corp.	2,250	32,490
Tyson Foods, Inc. – Class A	1,050	17,199
Unilever NV	3,068	81,871
Unilever PLC	2,417	63,676
Wilmar International Ltd.	2,000	9,262
Yakult Honsha Co., Ltd.	300	8,967

		1,273,112

Household Products – 0.3%
Clorox Co.	500	32,410
Colgate-Palmolive Co.	1,700	125,528
Kimberly-Clark Corp.	1,450	93,380
Procter & Gamble Co. (The)	10,100	602,667
Reckitt Benckiser Group PLC	1,147	57,169
Unicharm Corp.	100	12,191

		923,345

Personal Products – 0.1%
Avon Products, Inc.	1,450	42,195
Beiersdorf AG	454	24,271
Estee Lauder Cos., Inc. (The) – Class A	400	22,428
Kao Corp.	1,000	23,279
L’Oreal SA	451	44,656
Shiseido Co., Ltd.	700	15,712

		172,541

Tobacco – 0.3%
Altria Group, Inc.	7,200	160,704
British American Tobacco PLC	4,270	144,681
Imperial Tobacco Group PLC	1,914	52,675
Japan Tobacco, Inc.	8	24,853
Lorillard, Inc.	550	41,806
Philip Morris International, Inc.	6,500	334,360
Reynolds American, Inc.	600	32,724
Swedish Match AB	435	10,003

		801,806

		5,771,407

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	399

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 1.8%
Biotechnology – 0.2%
Actelion Ltd.(a)	688	$29,436
Amgen, Inc.(a)	3,400	173,536
Biogen Idec, Inc.(a)	850	45,730
Celgene Corp.(a)	1,600	82,432
Cephalon, Inc.(a)	250	14,153
CSL Ltd.	1,061	31,192
Genzyme Corp.(a)	950	66,604
Gilead Sciences, Inc.(a)	2,900	92,394

		535,477

Health Care Equipment & Supplies – 0.3%
Baxter International, Inc.	2,050	87,248
Becton Dickinson and Co.	800	54,552
BioMerieux	250	25,378
Boston Scientific Corp.(a)	5,250	27,247
CareFusion Corp.(a)	600	12,948
Cie Generale d’Optique Essilor International SA	421	25,471
Coloplast A/S	139	14,775
CR Bard, Inc.	350	26,891
DENTSPLY International, Inc.	500	13,910
Fresenius SE	235	16,680
Fresenius SE (Preference Shares)	378	26,821
Getinge AB	769	15,415
Hospira, Inc.(a)	600	30,816
Intuitive Surgical, Inc.(a)	150	39,754
Medtronic, Inc.	3,800	119,624
Olympus Corp.	400	9,561
Smith & Nephew PLC	2,561	21,194
Sonova Holding AG	213	27,185
St Jude Medical, Inc.(a)	1,100	38,027
Stryker Corp.	1,050	45,349
Synthes, Inc.	219	24,086
Terumo Corp.	300	14,871
Varian Medical Systems, Inc.(a)	450	23,958
Zimmer Holdings, Inc.(a)	700	33,019

		774,780

Health Care Providers & Services – 0.2%
Aetna, Inc.	1,450	38,744
AmerisourceBergen Corp. – Class A	950	25,916
Cardinal Health, Inc.	1,250	37,450
CIGNA Corp.	950	30,609
Coventry Health Care, Inc.(a)	500	9,675
DaVita, Inc.(a)	350	22,617
Express Scripts, Inc. – Class A(a)	1,900	80,940
Fresenius Medical Care AG & Co. KGaA	508	28,733

400	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Humana, Inc.(a)	600	$28,674
Laboratory Corp. of America Holdings(a)	350	25,417
McKesson Corp.	950	55,147
Medco Health Solutions, Inc.(a)	1,500	65,220
Patterson Cos., Inc.	300	7,587
Quest Diagnostics, Inc.	500	21,750
Sonic Healthcare Ltd.	2,147	21,122
Suzuken Co., Ltd.	200	6,946
Tenet Healthcare Corp.(a)	1,500	5,880
UnitedHealth Group, Inc.	3,950	125,294
WellPoint, Inc.(a)	1,400	69,552

		707,273

Health Care Technology – 0.0%
Cerner Corp.(a)	250	18,213

Life Sciences Tools & Services – 0.0%
Life Technologies Corp.(a)	650	27,800
PerkinElmer, Inc.	400	8,404
Thermo Fisher Scientific, Inc.(a)	1,400	58,968
Waters Corp.(a)	350	21,182

		116,354

Pharmaceuticals – 1.1%
Abbott Laboratories	5,350	263,969
Allergan, Inc.	1,050	64,491
Astellas Pharma, Inc.	900	31,079
AstraZeneca PLC	2,731	134,243
Bayer AG	1,557	94,970
Bristol-Myers Squibb Co.	5,950	155,176
Chugai Pharmaceutical Co., Ltd.	500	8,548
Daiichi Sankyo Co., Ltd.	1,300	25,973
Dainippon Sumitomo Pharma Co., Ltd.	1,100	9,147
Eisai Co., Ltd.	500	18,038
Eli Lilly & Co.	3,500	117,460
Forest Laboratories, Inc.(a)	950	25,926
GlaxoSmithKline PLC	9,773	182,378
Hisamitsu Pharmaceutical Co., Inc.	200	8,254
Johnson & Johnson	9,650	550,243
King Pharmaceuticals, Inc.(a)	850	7,404
Kyowa Hakko Kirin Co., Ltd.	1,000	9,802
Merck & Co., Inc.	10,900	383,244
Mitsubishi Tanabe Pharma Corp.	1,000	15,668
Mylan, Inc.(a)	1,050	18,018
Novartis AG	3,974	208,324
Novo Nordisk A/S – Class B	820	70,061
Ono Pharmaceutical Co., Ltd.	200	8,780
Pfizer, Inc.	28,050	446,837
Roche Holding AG	1,323	179,464

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	401

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Sanofi-Aventis SA	1,983	$113,519
Shionogi & Co., Ltd.	600	10,495
Shire PLC	1,135	24,418
Takeda Pharmaceutical Co., Ltd.	1,400	64,346
Watson Pharmaceuticals, Inc.(a)	350	15,075

		3,265,350

		5,417,447

Consumer Discretionary – 1.8%
Auto Components – 0.1%
Aisin Seiki Co., Ltd.	400	10,333
Bridgestone Corp.	1,100	19,072
Cie Generale des Etablissements Michelin – Class B	350	25,855
Denso Corp.	900	24,405
Goodyear Tire & Rubber Co. (The)(a)	800	7,392
Johnson Controls, Inc.	2,300	61,019
NGK Spark Plug Co., Ltd.	1,000	11,670
Nokian Renkaat Oyj	624	17,817
Stanley Electric Co., Ltd.	400	6,171
Toyoda Gosei Co., Ltd.	300	6,133
Toyota Boshoku Corp.	700	10,185
Toyota Industries Corp.	300	7,535

		207,587

Automobiles – 0.3%
Bayerische Motoren Werke AG	624	32,787
Daihatsu Motor Co., Ltd.	1,000	12,628
Daimler AG(a)	1,698	82,149
Fiat SpA	2,088	24,330
Ford Motor Co.(a)	11,800	133,222
Harley-Davidson, Inc.	800	19,456
Honda Motor Co., Ltd.	3,100	102,679
Isuzu Motors Ltd.	3,000	9,953
Mazda Motor Corp.	3,000	6,707
Mitsubishi Motors Corp.(a)	7,000	8,881
Nissan Motor Co., Ltd.(a)	4,700	35,823
Renault SA(a)	587	23,713
Suzuki Motor Corp.	700	13,893
Toyota Motor Corp.	5,300	179,807
Volkswagen AG	282	25,548
Volkswagen AG (Preference Shares)	320	31,776
Yamaha Motor Co., Ltd.(a)	600	8,052

		751,404

Distributors – 0.0%
Genuine Parts Co.	550	23,061
Jardine Cycle & Carriage Ltd.	1,000	24,040
Li & Fung Ltd.	4,000	20,197

		67,298

402	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Consumer Services – 0.0%
Apollo Group, Inc. – Class A(a)	450	$19,116
Benesse Holdings, Inc.	200	9,010
DeVry, Inc.	200	7,622
H&R Block, Inc.	1,100	14,135

		49,883

Hotels, Restaurants & Leisure – 0.3%
Accor SA	469	14,347
Carnival Corp.	1,500	46,770
Carnival PLC	612	19,791
Compass Group PLC	3,493	28,478
Crown Ltd.	3,417	25,270
Darden Restaurants, Inc.	500	20,630
Genting Singapore PLC(a)	12,000	15,008
International Game Technology	1,000	14,600
Marriott International, Inc. – Class A	900	28,809
McDonald’s Corp.	3,750	273,975
Orient-Express Hotels Ltd. – Class A(a)	4,730	40,867
Oriental Land Co., Ltd.	100	8,863
Sky City Entertainment Group Ltd.	12,398	24,859
Sodexo	418	23,921
Starbucks Corp.	2,550	58,625
Starwood Hotels & Resorts Worldwide, Inc.	650	30,375
Wyndham Worldwide Corp.	600	13,914
Wynn Macau Ltd.(a)	16,000	27,767
Wynn Resorts Ltd.	250	20,153
Yum! Brands, Inc.	1,600	66,720

		803,742

Household Durables – 0.1%
DR Horton, Inc.	950	9,747
Electrolux AB	609	11,698
Fortune Brands, Inc.	550	24,634
Harman International Industries, Inc.(a)	250	7,793
Husqvarna AB	1,322	8,271
Leggett & Platt, Inc.	500	9,585
Lennar Corp. – Class A	550	7,244
Newell Rubbermaid, Inc.	950	14,269
Panasonic Corp.	3,700	46,835
Pulte Group, Inc.(a)	1,100	8,833
Sanyo Electric Co., Ltd.(a)	5,000	8,141
Sekisui Chemical Co., Ltd.	1,000	5,861
Sekisui House Ltd.	1,000	8,663
Sharp Corp.	2,000	19,136
Sony Corp.	1,900	53,253
Stanley Black & Decker, Inc.	550	29,502
Whirlpool Corp.	250	18,540

		292,005

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	403

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet & Catalog Retail – 0.1%
Amazon.com, Inc.(a)	1,200	$149,796
Dena Co., Ltd.	300	9,031
Expedia, Inc.	700	16,002
priceline.com, Inc.(a)	200	58,296
Rakuten, Inc.	14	10,611

		243,736

Leisure Equipment & Products – 0.0%
Eastman Kodak Co.(a)	900	3,141
Hasbro, Inc.	450	18,162
Mattel, Inc.	1,250	26,237
Nikon Corp.	600	9,999
Sankyo Co., Ltd.	200	10,117
Sega Sammy Holdings, Inc.	700	10,395
Shimano, Inc.	200	9,796

		87,847

Media – 0.4%
British Sky Broadcasting Group PLC	2,800	30,226
CBS Corp. – Class B	2,350	32,477
Comcast Corp. – Class A	9,750	166,920
Dentsu, Inc.	300	6,828
DIRECTV(a)	3,150	119,448
Discovery Communications, Inc. – Class A(a)	1,000	37,750
Fuji Media Holdings, Inc.	5	6,779
Gannett Co., Inc.	800	9,672
Interpublic Group of Cos., Inc. (The)(a)	1,650	14,075
Jupiter Telecommunications Co., Ltd.	8	8,511
McGraw-Hill Cos., Inc. (The)	1,100	30,415
Meredith Corp.	100	2,926
New York Times Co. (The) – Class A(a)	400	2,872
News Corp. – Class A	7,800	98,046
Omnicom Group, Inc.	1,050	36,760
Pearson PLC	1,676	24,853
Reed Elsevier NV	2,281	27,203
Reed Elsevier PLC	3,309	26,480
Scripps Networks Interactive, Inc. – Class A	300	12,054
Time Warner Cable, Inc. – Class A	1,250	64,512
Time Warner, Inc.	3,950	118,421
Viacom, Inc. – Class B	2,100	65,982
Vivendi SA	2,314	53,688
Walt Disney Co. (The)	6,800	221,612
Washington Post Co. (The) – Class B	50	18,012
WPP PLC	2,396	23,687

		1,260,209

Multiline Retail – 0.1%
Big Lots, Inc.(a)	250	7,815
Family Dollar Stores, Inc.	450	19,256
Isetan Mitsukoshi Holdings Ltd.	700	7,367

404	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

JC Penney Co., Inc.	800	$16,000
Kohl’s Corp.(a)	1,050	49,329
Macy’s, Inc.	1,450	28,188
Marks & Spencer Group PLC	4,790	25,308
Next PLC	484	14,636
Nordstrom, Inc.	550	15,906
PPR	190	24,630
Sears Holdings Corp.(a)	150	9,285
Target Corp.	2,550	130,458

		348,178

Specialty Retail – 0.3%
Abercrombie & Fitch Co. – Class A	300	10,380
AutoNation, Inc.(a)	250	5,645
AutoZone, Inc.(a)	100	20,978
Bed Bath & Beyond, Inc.(a)	900	32,373
Best Buy Co., Inc.	1,200	37,668
CarMax, Inc.(a)	773	15,406
Esprit Holdings Ltd.	2,200	12,412
Fast Retailing Co., Ltd.	100	13,812
GameStop Corp. – Class A(a)	500	8,965
Gap, Inc. (The)	1,550	26,179
Hennes & Mauritz AB – Class B	1,926	62,765
Home Depot, Inc.	5,900	164,079
Inditex SA	412	27,399
Kingfisher PLC	7,188	22,434
Limited Brands, Inc.	900	21,240
Lowe’s Cos., Inc.	4,950	100,485
Nitori Co., Ltd.	100	8,714
O’Reilly Automotive, Inc.(a)	500	23,635
Office Depot, Inc.(a)	950	3,240
RadioShack Corp.	400	7,392
Ross Stores, Inc.	450	22,334
Shimamura Co., Ltd.	100	9,106
Staples, Inc.	2,500	44,425
Tiffany & Co.	450	17,834
TJX Cos., Inc.	1,400	55,566
Urban Outfitters, Inc.(a)	450	13,644
Yamada Denki Co., Ltd.	160	9,954

		798,064

Textiles, Apparel & Luxury Goods – 0.1%
Adidas AG	447	22,670
Christian Dior SA	238	24,007
Cie Financiere Richemont SA	983	38,015
Coach, Inc.	1,050	37,632
Hermes International	182	32,891
Luxottica Group SpA	932	21,478
LVMH Moet Hennessy Louis Vuitton SA	462	53,526

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	405

Volatility of Management—Portfolio of Investments

Company	Shares	U.S. $ Value

NIKE, Inc. – Class B	1,350	$94,500
Polo Ralph Lauren Corp. – Class A	250	18,935
Swatch Group AG (The)	84	26,946
VF Corp.	300	21,186

		391,786

		5,301,739

Energy – 1.7%
Energy Equipment & Services – 0.3%
Baker Hughes, Inc.	1,500	56,370
Cameron International Corp.(a)	850	31,263
Diamond Offshore Drilling, Inc.	250	14,545
FMC Technologies, Inc.(a)	450	27,832
Fugro NV	427	23,927
Halliburton Co.	3,200	90,272
Helmerich & Payne, Inc.	350	12,964
Nabors Industries Ltd.(a)	950	14,896
National Oilwell Varco, Inc.	1,450	54,505
Petrofac Ltd.	951	20,348
Rowan Cos., Inc.(a)	350	8,999
Saipem SpA	720	25,061
Schlumberger Ltd.	4,742	252,891
Seadrill Ltd.	1,247	28,828
Technip SA	343	22,362
Tenaris SA	1,276	21,520
WorleyParsons Ltd.	668	12,378

		718,961

Oil, Gas & Consumable Fuels – 1.4%
Anadarko Petroleum Corp.	1,700	78,183
Apache Corp.	1,250	112,312
BG Group PLC	6,347	101,658
BP PLC	37,298	215,256
Cabot Oil & Gas Corp.	350	9,744
Cairn Energy PLC(a)	4,172	29,763
Chesapeake Energy Corp.	2,250	46,530
Chevron Corp.	7,050	522,828
ConocoPhillips	5,250	275,257
Consol Energy, Inc.	750	24,150
Denbury Resources, Inc.(a)	1,350	19,899
Devon Energy Corp.	1,550	93,434
El Paso Corp.	2,400	27,336
ENI SpA	4,903	96,874
EOG Resources, Inc.	900	78,183
Exxon Mobil Corp.	17,813	1,053,817
Galp Energia SGPS SA	1,695	27,497
Hess Corp.	1,000	50,250
Idemitsu Kosan Co., Ltd.	100	7,896

406	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility of Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Inpex Corp.	4	$18,112
JX Holdings, Inc.(a)	4,000	20,252
Marathon Oil Corp.	2,450	74,701
Massey Energy Co.	350	10,063
Mongolia Energy Co., Ltd.(a)	5,000	2,000
Murphy Oil Corp.	650	34,814
Noble Energy, Inc.	600	41,868
Occidental Petroleum Corp.	2,850	208,278
OMV AG	461	14,821
Origin Energy Ltd.	1,818	24,739
Peabody Energy Corp.	950	40,660
Pioneer Natural Resources Co.	400	23,128
QEP Resources, Inc.	568	16,489
Range Resources Corp.	550	18,596
Repsol YPF SA	1,380	31,412
Royal Dutch Shell PLC – Class A	6,678	176,859
Royal Dutch Shell PLC – Class B	5,077	129,398
Santos Ltd.	2,162	27,363
Southwestern Energy Co.(a)	1,200	39,264
Spectra Energy Corp.	2,200	44,748
Statoil ASA	2,115	39,580
Sunoco, Inc.	400	13,472
Tesoro Corp.	450	5,054
TonenGeneral Sekiyu KK	1,000	9,035
Total SA	3,978	185,034
Tullow Oil PLC	1,666	31,010
Valero Energy Corp.	1,950	30,752
Williams Cos., Inc. (The)	2,000	36,260
Woodside Petroleum Ltd.	1,025	38,335

		4,256,964

		4,975,925

Residential – 1.5%
Manufactured Homes – 0.0%
Equity Lifestyle Properties, Inc.	1,240	64,145
Sun Communities, Inc.	1,090	31,185

		95,330

Multi-Family – 1.2%
Agile Property Holdings Ltd.	59,500	69,938
Apartment Investment & Management Co. – Class A	5,290	108,128
Associated Estates Realty Corp.	1,300	17,628
AvalonBay Communities, Inc.	3,750	394,575
Boardwalk Real Estate Investment Trust	2,000	83,631
BRE Properties, Inc.	2,670	109,150
Camden Property Trust	2,700	123,552
Canadian Apartment Properties REIT	2,800	43,719

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	407

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

China Overseas Land & Investment Ltd.	169,400	$363,170
China Resources Land Ltd.	78,200	150,208
Colonia Real Estate AG(a)	630	3,225
Colonial Properties Trust	2,900	45,994
Conwert Immobilien Invest SE	3,580	41,358
Deutsche Wohnen AG(a)	3,400	33,078
Equity Residential	12,650	579,750
Essex Property Trust, Inc.	1,230	130,097
GAGFAH SA	3,700	26,413
Grainger PLC	10,080	16,839
Hilltop Holdings, Inc.(a)	1,730	17,075
Home Properties, Inc.	1,550	78,275
Killam Properties, Inc.	1,900	16,482
Kowloon Development Co., Ltd.	13,000	13,554
KWG Property Holding Ltd.	48,000	32,786
Mid-America Apartment Communities, Inc.	1,230	69,458
Mirvac Group	148,140	177,260
Northern Property Real Estate Investment Trust	1,300	31,331
Patrizia Immobilien AG(a)	4,100	16,242
Post Properties, Inc.	2,350	59,690
Shenzhen Investment Ltd.	109,800	38,399
Shimao Property Holdings Ltd.	58,700	95,780
Stockland	106,053	373,326
UDR, Inc.	6,680	137,474
Wing Tai Holdings Ltd.	20,600	24,680
Yanlord Land Group Ltd.	23,100	30,117

		3,552,382

Self Storage – 0.3%
Big Yellow Group PLC	4,250	18,947
Extra Space Storage, Inc.	3,600	55,044
Public Storage	5,770	565,575
Safestore Holdings PLC	10,640	19,908
Sovran Self Storage, Inc.	1,180	44,569
U-Store-It Trust	4,780	38,240

		742,283

Student Housing – 0.0%
Education Realty Trust, Inc.	2,330	15,937

		4,405,932

Office – 1.4%
Office – 1.4%
Allied Properties Real Estate Investment Trust	1,600	31,359
Allreal Holding AG	130	16,288
Alstria Office REIT-AG	620	6,694
Befimmo SCA Sicafi	670	50,055
Beni Stabili SpA	39,700	31,648

408	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Boston Properties, Inc.	6,250	$508,750
Brandywine Realty Trust	5,500	60,445
Brookfield Properties Corp.	15,600	223,536
CapitaCommercial Trust	87,700	90,783
Castellum AB	7,160	73,099
Champion REIT	100,100	49,309
Charter Hall Office REIT	202,130	44,290
CLS Holdings PLC(a)	1,720	13,585
Cominar Real Estate Investment Trust	2,400	46,229
Commonwealth Property Office Fund	82,890	69,860
CommonWealth REIT	2,730	65,848
Corporate Office Properties Trust SBI MD	2,450	88,445
Daibiru Corp.	2,400	17,702
Derwent London PLC	4,200	90,419
Douglas Emmett, Inc.	3,790	61,095
Duke Realty Corp.	10,460	117,257
Dundee Real Estate Investment Trust	1,500	35,772
Fabege AB	6,840	47,750
Government Properties Income Trust	1,220	31,317
Great Portland Estates PLC	12,980	62,715
Highwoods Properties, Inc.	2,930	91,650
Hongkong Land Holdings Ltd.	70,000	376,310
Hufvudstaden AB – Class A	6,280	54,568
ING Office Fund	113,230	60,679
Intervest Offices	550	15,532
Japan Prime Realty Investment Corp.	29	64,722
Japan Real Estate Investment Corp.	21	186,464
Kilroy Realty Corp.	2,120	65,953
Liberty Property Trust	4,630	140,613
Mack-Cali Realty Corp.	3,320	102,422
Mori Trust Sogo Reit, Inc.	3	24,805
Nippon Building Fund, Inc.	23	195,248
Nomura Real Estate Office Fund, Inc.	13	64,432
Norwegian Property ASA(a)	17,900	25,901
NTT Urban Development Corp.	64	49,871
Orix JREIT, Inc.	10	47,168
Parkway Properties Inc.	860	12,573
Piedmont Office Realty Trust, Inc.	1,300	23,868
PS Business Parks, Inc.	790	44,453
PSP Swiss Property AG(a)	1,930	130,490
SL Green Realty Corp.	3,180	191,690
Societe de la Tour Eiffel	220	14,420
Societe Immobiliere de Location pour l’Industrie et le Commerce	490	53,965
Sponda Oyj	8,610	32,801
Swiss Prime Site AG(a)	1,680	109,311
Technopolis PLC	3,460	15,251

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	409

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Tokyo Tatemono Co., Ltd.	15,860	$55,487
Vastned Offices/Industrial NV	700	10,056
Workspace Group PLC	25,940	7,658
Zueblin Immobilien Holding AG(a)	990	3,540

		4,206,151

Materials – 1.0%
Chemicals – 0.4%
Air Liquide SA	504	52,130
Air Products & Chemicals, Inc.	750	55,522
Airgas, Inc.	300	19,740
Akzo Nobel NV	488	25,652
Asahi Kasei Corp.	2,000	9,884
BASF SE	1,730	90,991
CF Industries Holdings, Inc.	250	23,125
Daicel Chemical Industries Ltd.	1,000	6,129
Dow Chemical Co. (The)	4,000	97,480
Eastman Chemical Co.	250	15,388
Ecolab, Inc.	800	37,920
EI du Pont de Nemours & Co.	3,150	128,425
FMC Corp.	250	15,570
Givaudan SA	29	27,631
Hitachi Chemical Co., Ltd.	400	6,931
Incitec Pivot Ltd.	9,134	27,589
International Flavors & Fragrances, Inc.	250	11,423
JSR Corp.	400	5,882
K& S AG	360	18,770
Koninklijke DSM NV	374	15,476
Kuraray Co., Ltd.	500	5,659
Linde AG	286	32,155
Mitsubishi Chemical Holdings Corp.	2,500	11,828
Mitsubishi Gas Chemical Co., Inc.	1,000	5,404
Mitsui Chemicals, Inc.	3,000	7,676
Monsanto Co.	1,900	100,035
Nitto Denko Corp.	300	9,627
Orica Ltd.	1,047	23,443
PPG Industries, Inc.	600	39,498
Praxair, Inc.	1,050	90,331
Sherwin-Williams Co. (The)	350	24,633
Shin-Etsu Chemical Co., Ltd.	800	37,035
Showa Denko KK	4,000	7,106
Sigma-Aldrich Corp.	400	21,268
Solvay SA	268	24,243
Sumitomo Chemical Co., Ltd.	3,000	12,310
Syngenta AG	178	40,994
Taiyo Nippon Sanso Corp.	1,000	7,902
Teijin Ltd.	3,000	9,218

410	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Toray Industries, Inc.	3,000	$15,864
Ube Industries Ltd.	3,000	6,370
Yara International ASA	733	29,261

		1,253,518

Construction Materials – 0.0%
CRH PLC (London)	1,348	20,681
HeidelbergCement AG	415	16,578
Holcim Ltd.	462	27,700
Lafarge SA	387	17,754
Vulcan Materials Co.	450	16,542

		99,255

Containers & Packaging – 0.1%
Amcor Ltd.	4,327	25,996
Ball Corp.	300	16,824
Bemis Co., Inc.	350	10,105
Owens-Illinois, Inc.(a)	550	13,783
Pactiv Corp.(a)	450	14,436
Sealed Air Corp.	550	11,280
Toyo Seikan Kaisha Ltd.	500	7,956

		100,380

Metals & Mining – 0.5%
AK Steel Holding Corp.	350	4,459
Alcoa, Inc.	3,500	35,735
Allegheny Technologies, Inc.	350	14,252
Anglo American PLC	2,479	88,417
Antofagasta PLC	1,780	27,999
ArcelorMittal (Euronext Amsterdam)	1,617	46,867
BHP Billiton Ltd.	6,321	209,717
BHP Billiton PLC	4,157	115,920
Boliden AB	2,087	23,560
Cliffs Natural Resources, Inc.	450	27,536
Eramet	52	13,136
Eurasian Natural Resources Corp. PLC	1,537	19,861
Fortescue Metals Group Ltd.(a)	6,655	27,866
Freeport-McMoRan Copper & Gold, Inc.	1,650	118,767
Hitachi Metals Ltd.	1,000	10,776
JFE Holdings, Inc.	900	26,556
Kazakhmys PLC	866	15,242
Kobe Steel Ltd.	5,000	10,344
Mitsubishi Materials Corp.(a)	3,000	7,932
Newcrest Mining Ltd.	1,491	49,659
Newmont Mining Corp.	1,700	104,244
Nippon Steel Corp.	10,000	32,994
Nucor Corp.	1,100	40,458

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	411

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Randgold Resources Ltd.	278	$25,701
Rio Tinto Ltd.	821	51,563
Rio Tinto PLC	2,583	129,920
Sumitomo Metal Industries Ltd.	6,000	14,058
Sumitomo Metal Mining Co., Ltd.	1,000	12,839
ThyssenKrupp AG	819	22,369
Titanium Metals Corp.(a)	250	4,530
United States Steel Corp.	500	21,255
Vedanta Resources PLC	442	12,735
Voestalpine AG	901	26,652
Xstrata PLC	3,591	56,039

		1,449,958

Paper & Forest Products – 0.0%
International Paper Co.	1,500	30,690
MeadWestvaco Corp.	550	11,968
Nippon Paper Group, Inc.	300	7,787
OJI Paper Co., Ltd.	2,000	9,473
UPM-Kymmene Oyj	1,838	25,152
Weyerhaeuser Co.	700	10,990

		96,060

		2,999,171

Utilities – 0.8%
Electric Utilities – 0.4%
Allegheny Energy, Inc.	550	12,403
American Electric Power Co., Inc.	1,650	58,426
Cheung Kong Infrastructure Holdings Ltd.	2,000	7,728
Chubu Electric Power Co., Inc.	1,200	31,589
Chugoku Electric Power Co., Inc. (The)	500	10,916
CLP Holdings Ltd.	4,000	30,539
Contact Energy Ltd.(a)	901	3,549
Duke Energy Corp.	4,550	78,214
E.ON AG	3,580	100,481
EDF SA	513	20,382
Edison International	1,100	37,125
EDP-Energias de Portugal SA	4,658	14,170
Enel SpA	12,397	58,830
Entergy Corp.	650	51,246
Exelon Corp.	2,300	93,656
FirstEnergy Corp.	1,050	38,356
Fortum Oyj	1,035	23,766
Hokuriku Electric Power Co.	400	9,565
Hongkong Electric Holdings Ltd.	2,500	15,236
Iberdrola SA	6,924	48,585
Kansai Electric Power Co., Inc. (The)	1,400	35,869
Kyushu Electric Power Co., Inc.	700	16,629
NextEra Energy, Inc.	1,450	77,908
Northeast Utilities	600	17,382

412	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Pepco Holdings, Inc.	750	$13,463
Pinnacle West Capital Corp.	350	13,948
PPL Corp.	1,600	43,456
Progress Energy, Inc.	1,000	42,910
Red Electrica Corp. SA	368	15,107
Scottish & Southern Energy PLC	1,738	30,494
Shikoku Electric Power Co., Inc.	300	9,290
Southern Co.	2,850	104,566
Tohoku Electric Power Co., Inc.	800	18,532
Tokyo Electric Power Co., Inc. (The)	2,300	66,867

		1,251,183

Gas Utilities – 0.1%
Enagas	1,530	26,959
EQT Corp.	500	16,300
Hong Kong & China Gas Co., Ltd.	7,000	16,964
Nicor, Inc.	150	6,343
Oneok, Inc.	350	15,018
Osaka Gas Co., Ltd.	4,000	15,083
Snam Rete Gas SpA	5,586	25,824
Toho Gas Co., Ltd.	3,000	15,491
Tokyo Gas Co., Ltd.	5,000	23,303

		161,285

Independent Power Producers & Energy Traders – 0.0%
AES Corp. (The)(a)	2,300	23,552
Constellation Energy Group, Inc.	700	20,531
Electric Power Development Co., Ltd.	300	9,647
Iberdrola Renovables SA	1,900	6,206
International Power PLC	5,295	30,053
NRG Energy, Inc.(a)	850	17,272

		107,261

Multi-Utilities – 0.3%
AGL Energy Ltd.	1,906	25,514
Ameren Corp.	800	22,456
CenterPoint Energy, Inc.	1,400	20,706
Centrica PLC	9,662	48,066
CMS Energy Corp.	750	13,125
Consolidated Edison, Inc.	1,000	47,530
Dominion Resources, Inc.	2,050	87,658
DTE Energy Co.	600	28,110
GDF Suez	2,341	72,190
Integrys Energy Group, Inc.	250	12,113
National Grid PLC	8,016	67,496
NiSource, Inc.	950	16,473
PG&E Corp.	1,300	60,788
Public Service Enterprise Group, Inc.	1,750	55,930
RWE AG	789	51,642
SCANA Corp.	400	15,612

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	413

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Sempra Energy	850	$43,282
Suez Environnement Co.	822	13,187
TECO Energy, Inc.	700	11,816
Veolia Environnement	828	19,255
Wisconsin Energy Corp.	400	22,296
Xcel Energy, Inc.	1,550	34,581

		789,826

		2,309,555

Telecommunication Services – 0.7%
Diversified Telecommunication Services – 0.6%
AT&T, Inc.	20,550	555,466
Belgacom SA	812	28,868
BT Group PLC	14,600	29,774
CenturyTel, Inc.	1,050	37,968
Deutsche Telekom AG	5,339	70,139
Elisa Oyj(a)	912	18,049
France Telecom SA	3,492	70,981
Frontier Communications Corp.	3,396	26,251
Hellenic Telecommunications Organization SA	713	4,864
Iliad SA	300	28,175
Inmarsat PLC	2,133	21,814
Koninklijke KPN NV	3,147	45,499
Nippon Telegraph & Telephone Corp.	1,000	42,998
PCCW Ltd.	7,000	2,284
Portugal Telecom SGPS SA	1,580	18,529
Qwest Communications International, Inc.	5,150	29,097
Singapore Telecommunications Ltd.	15,000	33,945
Swisscom AG	74	28,723
Tele2 AB – Class B	968	17,407
Telecom Italia SpA (ordinary shares)	18,901	25,469
Telecom Italia SpA (savings shares)	14,099	15,466
Telefonica SA	7,975	176,262
Telekom Austria AG	684	8,721
Telenor ASA	1,783	26,006
TeliaSonera AB	4,229	30,376
Telstra Corp. Ltd.	9,442	23,191
Verizon Communications, Inc.	9,800	289,198
Windstream Corp.	1,650	19,033

		1,724,553

Wireless Telecommunication Services – 0.1%
American Tower Corp. – Class A(a)	1,400	65,604
KDDI Corp.	7	33,759
MetroPCS Communications, Inc.(a)	900	8,046

414	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Millicom International Cellular SA	107	$9,797
NTT DoCoMo, Inc.	29	49,141
Softbank Corp.	1,400	40,130
Sprint Nextel Corp.(a)	10,300	42,024
StarHub Ltd.	2,000	3,633
Vodafone Group PLC	99,067	237,865

		489,999

		2,214,552

Lodging – 0.3%
Lodging – 0.3%
Ashford Hospitality Trust, Inc.(a)	2,410	19,352
CDL Hospitality Trusts	25,800	38,116
DiamondRock Hospitality Co.(a)	6,420	56,239
FelCor Lodging Trust, Inc.(a)	3,990	15,880
Hersha Hospitality Trust	4,790	22,705
Hospitality Properties Trust	5,110	99,900
Host Hotels & Resorts, Inc.	29,360	385,497
InnVest Real Estate Investment Trust	4,800	28,493
LaSalle Hotel Properties	2,850	60,050
Strategic Hotels & Resorts, Inc.(a)	6,300	22,491
Sunstone Hotel Investors, Inc.(a)	3,580	30,681

		779,404

Total Common Stocks (cost $82,105,156)		79,260,944

	Principal Amount (000)
GOVERNMENTS - TREASURIES – 17.6%
United States – 17.6%
U.S. Treasury Bonds 4.75%, 2/15/37	$1,665	2,043,788
6.875%, 8/15/25	3,185	4,681,950
U.S. Treasury Notes 0.75%, 11/30/11	4,270	4,290,184
1.00%, 9/30/11-10/31/11	10,457	10,533,633
1.75%, 3/31/14	3,658	3,768,025
1.875%, 2/28/14	5,180	5,358,062
2.25%, 5/31/14	4,120	4,318,918
2.75%, 10/31/13-2/15/19	4,581	4,792,327
3.25%, 3/31/17	2,018	2,194,575
4.625%, 8/31/11	6,105	6,367,326
4.75%, 8/15/17	3,175	3,768,080

Total Governments - Treasuries (cost $50,319,862)		52,116,868

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	415

Volatility Management—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 51.2%
Investment Companies – 51.2%
AllianceBernstein Fixed-Income Shares, Inc.- Government STIF Portfolio, 0.19%(b) (cost $151,708,015)	$151,708,015	$151,708,015

Total Investments – 95.6% (cost $284,133,033)		283,085,827
Other assets less liabilities – 4.4%		13,166,498

Net Assets – 100.0%		$296,252,325

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts
MSCI EAFE Mini Index Futures	452	September 2010	$33,606,418	$32,137,200	$(1,469,218)
RUSSELL 2000 Mini Index Futures	112	September 2010	7,179,532	6,737,920	(441,612)
S&P 500 Mini Index Futures	6	December 2010	314,722	312,990	(1,732)
S&P 500 Mini Index Futures	1,619	September 2010	89,010,679	84,859,885	(4,150,794)
S&P MidCap 400 Mini Index Futures	228	September 2010	17,352,652	16,441,080	(911,572)

					$(6,974,928)

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note C)

Swap Counterparty & Index	Receive/ (Pay Rate)	Notional Amount	Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Index
Citibank Real Time Russell 2000	0.33894%	$3,111,186	5/15/11	$(64,842)
Citibank MSCI Daily	0.4375%	13,704,520	5/16/11	(288,652)
Credit Suisse International Real Time Russell 2000	0.07594%	999,996	8/16/11	(2,335)
Credit Suisse International Real Time Russell 2000	0.26156%	3,702,906	9/15/11	55,911
Morgan Stanley Real Time Russell 2000	0.2575%	1,088,095	5/16/11	(22,678)
Morgan Stanley Real Time Russell 2000	0.34131%	1,615,739	6/15/11	(33,675)

416	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management—Portfolio of Investments

Swap Counterparty & Index	Receive/ (Pay Rate)		Notional Amount	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Citibank Real Time Russell 2000	(1 Month LIBOR	)	$3,111,186	5/15/11	$618
Morgan Stanley Real Time Russell 2000	(1 Month LIBOR	)	1,088,095	4/16/11	246
Morgan Stanley Real Time Russell 2000	(1 Month LIBOR	)	1,615,739	6/15/11	292

(a)	Non-income producing security.
(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

LIBOR	– London Interbank Offered Rates
REG	– Registered Shares
REIT	– Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	417

Volatility Management—Portfolio of Investments

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Blended Style Series, Inc. (the “Fund”), in respect of the following AllianceBernstein Retirement Strategies (each a “Strategy” and collectively, the “Strategies”):2

AllianceBernstein 2000 Retirement Strategy

AllianceBernstein 2005 Retirement Strategy

AllianceBernstein 2010 Retirement Strategy

AllianceBernstein 2015 Retirement Strategy

AllianceBernstein 2020 Retirement Strategy

AllianceBernstein 2025 Retirement Strategy

AllianceBernstein 2030 Retirement Strategy

AllianceBernstein 2035 Retirement Strategy

AllianceBernstein 2040 Retirement Strategy

AllianceBernstein 2045 Retirement Strategy

AllianceBernstein 2050 Retirement Strategy

AllianceBernstein 2055 Retirement Strategy

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”).

The investment objective of each Strategy is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. Each Strategy is managed to the specific year of planned retirement included in its name. The Strategies’ asset mixes will become more conservative until reaching the year approaching 15 years after the retirement year at which time the asset allocation will become static. Each Strategy will pursue its investment objectives through investing in a combination of The AllianceBernstein Pooling Portfolios (the “Pooling Portfolios”),3 which represent a variety of asset

1	It should be noted that the information in the fee evaluation was completed on July 23, 2010 and presented to the Board of Directors on August 3-5, 2010.

2	Future references to the Strategies do not include “AllianceBernstein.”

3	The AllianceBernstein Pooling Portfolios include U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Global Real Estate Investment Portfolio, International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Bond Inflation Protection Portfolio (prior to April 16, 2010 known as Inflation Protected Securities Portfolio), High Yield Portfolio and Volatility Management Portfolio.

418	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

classes and investment styles. As a result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Boards of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee charged to each Strategy is dependent on the percentage of equity investments and the level of net assets held by each Strategy:

% Invested in Equity Investments[4]	Advisory Fee
Equal to or less than 60%	0.55%
Greater than 60% and less than 80%	0.60%
Equal to or greater than 80%	0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion	n/a
Assets greater than $2.5 billion and less than $5 billion	10 basis points
Assets greater than $5 billion	15 basis points

4	For purposes of determining the percent of the portfolio that consists of equity investments, 50% of the assets invested in the Global Real Estate Investment Portfolio will be considered to be invested in equity investments.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	419

Accordingly, under the terms of the Investment Advisory Agreement, the Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Strategy	First $2.5 billion	Next $2.5 billion	In Excess of $5 billion
2000, 2005, 2010	0.55%	0.45%	0.40%
2015, 2020	0.60%	0.50%	0.45%
2025, 2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%

It should be noted that there are no management fees charged by the Adviser for managing the Pooling Portfolios in which the Retirement Strategies invest, although the Retirement Strategies do bear expenses incurred by the Pooling Portfolios, which, for the six month period ending February 28, 2010, approximates to 0.03% of each Strategy’s average net assets for 2000-2025 Retirement Strategies, and 0.02% for 2030-2055 Retirement Strategies.

The Strategies’ net assets on June 30, 2010 are set forth below:

Strategy	06/30/10 Net Assets ($millions)
2000 Retirement Strategy	$27.5
2005 Retirement Strategy	$38.6
2010 Retirement Strategy	$162.4
2015 Retirement Strategy	$285.2
2020 Retirement Strategy	$359.8
2025 Retirement Strategy	$296.8
2030 Retirement Strategy	$259.7
2035 Retirement Strategy	$176.8
2040 Retirement Strategy	$152.1
2045 Retirement Strategy	$97.6
2050 Retirement Strategy	$15.6
2055 Retirement Strategy	$3.5

420	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategies. Indicated below are the reimbursement amounts, in dollars and as a percentage of average daily net assets, which the Adviser received during the Strategies’ most recently completed fiscal year:

Strategy	Amount	As a % of Average Daily Net Assets
2000 Retirement Strategy[5]	$77,266	0.36%
2005 Retirement Strategy[5]	$77,266	0.19%
2010 Retirement Strategy	$77,266	0.05%
2015 Retirement Strategy	$77,266	0.03%
2020 Retirement Strategy	$77,266	0.03%
2025 Retirement Strategy	$77,266	0.03%
2030 Retirement Strategy	$77,266	0.04%
2035 Retirement Strategy	$77,266	0.06%
2040 Retirement Strategy	$77,266	0.07%
2045 Retirement Strategy[6]	$77,266	0.12%
2050 Retirement Strategy[5]	$77,266	1.34%
2055 Retirement Strategy[5]	$77,266	5.01%

The Adviser agreed to waive that portion of its management fees and/or reimburse the Retirement Strategies for that portion of the Strategies’ total operating expenses to the degree necessary to limit the Strategies’ expense ratios to the amounts set forth below for the Strategies’ current fiscal year. The waiver is terminable by the Adviser at the end of the Retirement Strategies’ fiscal year, August 31, upon at least 60 days written notice. The expense cap shown below includes the blended expense ratios of the Pooling Portfolios (i.e., the Retirement Strategies’ underlying expense ratios). For the six months ended February 28, 2010, each of the 2000-2025 Retirement Strategies had a blended underlying expense ratio of 0.03%, and each of 2030-2055 Retirement Strategies had a blended underlying expense ratio of 0.02%. Also set forth below are the Retirement Strategies’ gross expense ratios for the most recent semi-annual period:

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio 02/28/10[7]		Fiscal Year End
2000 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.86 1.56 1.56 1.06 0.81 0.56 0.56	% % % % % % %	2.32 3.14 3.04 2.51 2.22 1.88 2.03	% % % % % % %	August 31

5	For the most recently completed fiscal year, the expense reimbursement amount was waived in its entirety by the Adviser.

6	The Adviser waived $64,425 of the expense reimbursement.

7	Annualized.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	421

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio 02/28/10[7]		Fiscal Year End
2005 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.92 1.62 1.62 1.12 0.87 0.62 0.62	% % % % % % %	1.72 2.44 2.43 1.98 1.73 1.41 1.42	% % % % % % %	August 31

2010 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.94 1.64 1.64 1.14 0.89 0.64 0.64	% % % % % % %	1.22 1.96 1.95 1.56 1.25 0.91 0.92	% % % % % % %	August 31

2015 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.98 1.68 1.68 1.18 0.93 0.68 0.68	% % % % % % %	1.14 1.88 1.87 1.49 1.19 0.81 0.84	% % % % % % %	August 31

2020 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.02 1.72 1.72 1.22 0.97 0.72 0.72	% % % % % % %	1.14 1.88 1.87 1.49 1.18 0.83 0.84	% % % % % % %	August 31

2025 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.04 1.74 1.74 1.24 0.99 0.74 0.74	% % % % % % %	1.21 1.96 1.94 1.55 1.24 0.91 0.91	% % % % % % %	August 31

2030 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06 1.76 1.76 1.26 1.01 0.76 0.76	% % % % % % %	1.24 1.99 1.97 1.56 1.24 0.91 0.94	% % % % % % %	August 31

422	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio 02/28/10[7]		Fiscal Year End
2035 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06 1.76 1.76 1.26 1.01 0.76 0.76	% % % % % % %	1.30 2.05 2.03 1.61 1.30 0.97 1.00	% % % % % % %	August 31

2040 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06 1.76 1.76 1.26 1.01 0.76 0.76	% % % % % % %	1.35 2.10 2.10 1.64 1.33 1.00 1.05	% % % % % % %	August 31

2045 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06 1.76 1.76 1.26 1.01 0.76 0.76	% % % % % % %	1.51 2.30 2.26 1.76 1.45 1.11 1.21	% % % % % % %	August 31

2050 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06 1.76 1.76 1.26 1.01 0.76 0.76	% % % % % % %	4.06 4.90 4.78 3.91 3.64 3.27 3.78	% % % % % % %	August 31

2055 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06 1.76 1.76 1.26 1.01 0.76 0.76	% % % % % % %	13.66 14.52 14.68 11.88 11.66 11.39 13.46	% % % % % % %	August 31

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services that are provided by the Adviser to the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	423

space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategies’ investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an open-end investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although these risks are generally still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Retirement Strategies.8 In addition to the AllianceBernstein Institutional fee schedule, set forth below is a comparison of the advisory fees for

8	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section §36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

424	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

the Retirement Strategies and what would have been the effective advisory fees of the Strategies had the AllianceBernstein Institutional fee schedule been applicable to the Strategies based on June 30, 2010 net assets:

AB Institutional Fee Schedule	Strategy	Net Assets 06/30/10 ($MM)	AB Inst. Fee (%)	Advisory Fee (%)[9]
Target Date—All Active 75 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on next $100 million 35 bp on the balance +Other operating expenses (capped)	2000 Retirement Strategy	$27.5	0.736%	0.550%
	2005 Retirement Strategy	$38.6	0.697%	0.550%
	2010 Retirement Strategy	$162.4	0.515%	0.550%
	2015 Retirement Strategy	$285.2	0.451%	0.600%
	2020 Retirement Strategy	$359.8	0.430%	0.600%
	2025 Retirement Strategy	$296.8	0.447%	0.650%
	2030 Retirement Strategy	$259.7	0.461%	0.650%

Minimum Account Size: $50M or plan assets of $500M	2035 Retirement Strategy	$176.8	0.506%	0.650%
	2040 Retirement Strategy	$152.1	0.523%	0.650%
	2045 Retirement Strategy	$97.6	0.590%	0.650%
	2050 Retirement Strategy	$15.6	0.750%	0.650%
	2055 Retirement Strategy	$3.5	0.750%	0.650%

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Retirement Strategies with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included each Retirement Strategy’s ranking with respect to the contractual management fee relative to the median of each Strategy’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the subject Strategy.12

9	Excludes reimbursements made by the Strategy to the Adviser for certain non-management expenses and any expense reimbursements or advisory fee waivers made by the Adviser to the Strategy related to expense caps.

10	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.
11	Note that Lipper does not consider average account size when constructing EGs. As the Directors are aware, funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

12	The contractual management fee is calculated by Lipper using the Retirement Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Retirement Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the RetirementStrategy had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	425

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type, similar 12b-1/non 12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs for Retirement Strategies 2015, 2025, 2035, 2045, 2050, 2055 had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the EGs of those Strategies to include other out-of-category target date peers in addition to their respective in-category target date peers.

Strategy	Contractual Management Fee (%)[13]	Lipper Exp. Group Median (%)	Rank
2000 Retirement Strategy	0.550	0.647	3/10
2005 Retirement Strategy	0.550	0.647	3/10
2010 Retirement Strategy	0.550	0.647	3/10
2015 Retirement Strategy	0.600	0.699	1/9
2020 Retirement Strategy	0.600	0.699	1/9
2025 Retirement Strategy	0.650	0.751	1/8
2030 Retirement Strategy	0.650	0.760	1/8
2035 Retirement Strategy	0.650	0.760	1/9
2040 Retirement Strategy	0.650	0.771	1/8
2045 Retirement Strategy	0.650	0.748	3/10
2050 Retirement Strategy	0.650	0.849	1/9
2055 Retirement Strategy	0.650	0.861	1/10

Set forth below is a comparison of the Retirement Strategies’ total expense ratios provided by Lipper (inclusive of the Strategies’ underlying expenses) and the medians of the Strategies’ EGs. The Strategies’ total expense ratio rankings are also shown.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the

13	The contractual management fee does not reflect any expense reimbursements made by the Retirement Strategies to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense reimbursement for expense caps that would effectively reduce the actual management fee.

426	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.14

Strategy	Total Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank
2000 Retirement Strategy	0.860	1.187	1/10
2005 Retirement Strategy	0.918	1.187	3/10
2010 Retirement Strategy	0.939	1.187	3/10
2015 Retirement Strategy	0.983	1.321	2/9
2020 Retirement Strategy	1.016	1.321	2/9
2025 Retirement Strategy	1.037	1.359	1/8
2030 Retirement Strategy	1.065	1.364	1/8
2035 Retirement Strategy	1.061	1.381	1/9
2040 Retirement Strategy	1.058	1.391	1/8
2045 Retirement Strategy	1.064	1.315	2/10
2050 Retirement Strategy	1.060	1.360	1/9
2055 Retirement Strategy	1.061	1.375	2/10
Based on the information provided, the contractual management fees and the total expense ratios of the Retirement Strategies are lower than their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

At the May 4, 2010 Board meeting, members of the Adviser’s Controller’s Office presented the Adviser’s revenue and expenses associated with providing services to the Retirement Strategies. See discussion below in Section IV.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Retirement Strategies’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s overall profitability pertaining to the Retirement Strategies in the aggregate was negative in 2009.

In addition to the Adviser’s future direct profits from managing the Retirement Strategies, certain of the Adviser’s affiliates may have a business relationship with the Strategies and may benefit from providing such services to the Strategies.

14	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.

15	The total expense ratios (inclusive of the Strategies’ underlying expenses) shown are for the Retirement Strategies’ Class A shares.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	427

The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Retirement Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates may provide transfer agent, distribution, and brokerage related services to the Strategies and/or the Pooling Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the Adviser may benefit from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), the Strategies’ distribution and affiliate of the Adviser, retained the following front-end load sales charges from sales of Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
2000 Retirement Strategy	$25
2005 Retirement Strategy	$61
2010 Retirement Strategy	$1,042
2015 Retirement Strategy	$1,043
2020 Retirement Strategy	$2,007
2025 Retirement Strategy	$1,159
2030 Retirement Strategy	$1,939
2035 Retirement Strategy	$1,554
2040 Retirement Strategy	$704
2045 Retirement Strategy	$563
2050 Retirement Strategy	$168
2055 Retirement Strategy	$48

ABI received the following Rule 12b-1 and CDSC fees from the Strategies during the Strategies’ most recently compensated fiscal year:

Strategy	12b-1 Fee Received	CDSC Received
2000 Retirement Strategy	$62,055	$1,722
2005 Retirement Strategy	$124,697	$1,351
2010 Retirement Strategy	$389,508	$6,227
2015 Retirement Strategy	$612,171	$7,756
2020 Retirement Strategy	$780,531	$12,693
2025 Retirement Strategy	$636,706	$7,073
2030 Retirement Strategy	$567,466	$9,904
2035 Retirement Strategy	$373,498	$4,307
2040 Retirement Strategy	$320,263	$5,040
2045 Retirement Strategy	$187,682	$3,893
2050 Retirement Strategy	$15,394	$348
2055 Retirement Strategy	$4,281	$588

428	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

The Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of the pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

Strategy	ABIS Fee	Expense Offset[16]
2000 Retirement Strategy	$18,003	$19
2005 Retirement Strategy	$18,423	$24
2010 Retirement Strategy	$56,042	$53
2015 Retirement Strategy	$86,759	$79
2020 Retirement Strategy	$110,536	$96
2025 Retirement Strategy	$90,533	$95
2030 Retirement Strategy	$86,309	$93
2035 Retirement Strategy	$60,273	$85
2040 Retirement Strategy	$57,331	$80
2045 Retirement Strategy	$43,382	$74
2050 Retirement Strategy	$18,099	$11
2055 Retirement Strategy	$18,100	$7

There are no portfolio transactions for the Retirement Strategies since they pursue their investment objectives through investing in a combination of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. The Adviser profits directly from any of the Pooling Portfolios that effect brokerage transactions through and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC and/or its U.K. affiliate, Sanford C. Bernstein Limited, collectively “SCB.” During the Pooling Portfolios’ most recently completed fiscal year, none of the Pooling Portfolios effected brokerage transactions or paid commissions to SCB. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Strategy’s account.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	429

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18	The Deli study, which was based on 1997 SEC reported filings, was published in 2002 by Daniel N. Deli. The results of the study with respect to fund size and family size were consistent with economies of scale being shared with shareholders, suggesting a competitive environment.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

430	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE STRATEGIES.

With assets under management of approximately $458 billion as of June 30, 2010, the Adviser has the investment experience to manage the Strategies and to provide the non-investment services to the Strategies.

The information prepared by Lipper shows the 1 and 3 year performance returns21 and ranking of each Retirement Strategy relative to its Lipper Performance Group (“PG”)22 and Lipper Performance Universe (“PU”)23 for the periods ended May 31, 2010.

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
2000 Retirement Strategy
1 year	15.30	15.30	15.54	5/10	14/25
3 year	-2.85	-2.39	-2.19	6/8	14/21

2005 Retirement Strategy
1 year	16.78	15.45	15.54	3/10	7/25
3 year	-4.19	-2.39	-2.19	7/8	17/21

2010 Retirement Strategy
1 year	18.19	15.89	15.54	3/10	4/25
3 year	-5.51	-2.19	-2.19	8/9	19/21

2015 Retirement Strategy
1 year	18.73	18.56	15.13	2/4	4/21
3 year	-6.89	-4.38	-3.10	4/4	14/17

2020 Retirement Strategy
1 year	19.49	19.10	16.03	3/9	3/28
3 year	-8.23	-5.35	-5.04	7/8	19/21

2025 Retirement Strategy
1 year	19.65	19.79	18.10	5/8	5/13
3 year	-9.29	-7.57	-6.76	7/7	8/9

2030 Retirement Strategy
1 year	18.92	19.56	17.86	7/8	10/26
3 year	-10.01	-7.73	-7.52	7/7	18/20

21	The performance returns of the Strategies shown were provided by the Adviser. Lipper maintains its own database for performance of the Strategies. Rounding differences may cause the Adviser’s performance returns for the Strategies to be one or two basis points different from Lipper’s own returns. To maintain consistency, the Adviser’s returns for the Strategies are shown instead of Lipper’s.

22	The Strategies PGs/PUs may not be identical to the Strategies EGs/EUs as the criteria for including/excluding a fund in/from an EG/EU is different from that of PG/PU.

23	The PU for each Strategy includes the Strategy and all funds of the same Lipper classification/objective and load type as the Strategy. In contrast to the PG, the PU allows for the inclusion of multiple funds managed by the same investment adviser.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	431

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
2035 Retirement Strategy
1 year	17.95	19.62	18.78	3/3	9/12
3 year	-10.70	-8.42	-7.96	3/3	9/9

2040 Retirement Strategy
1 year	17.68	19.27	18.60	7/8	19/29
3 year	-10.72	-8.71	-8.61	7/7	20/20

2045 Retirement Strategy
1 year	17.33	19.95	18.49	4/4	12/14
3 year	-10.92	-8.44	-8.76	4/4	11/11

2050 Retirement Strategy
1 year	17.67	18.43	18.71	6/8	13/19

2055 Retirement Strategy
1 year	17.44	18.43	18.71	6/8	14/19

The table below shows the 1 and 3 year and since inception performance returns of the Strategies (in bold) versus their composite benchmarks.24

	Periods Ending May 31, 2010 Annualized Performance (Net)
Strategy	1 Year (%)	3 Year (%)	Since Inception (%)
2000 Retirement Strategy	15.30	-2.85	2.41
Composite Index	13.49	-1.73	3.24
Inception Date: September 1, 2005

2005 Retirement Strategy	16.78	-4.19	1.85
Composite Index	15.57	-3.26	2.79
Inception Date: September 1, 2005

2010 Retirement Strategy	18.19	-5.51	1.41
Composite Index	17.43	-4.62	2.34
Inception Date: September 1, 2005

2015 Retirement Strategy	18.73	-6.89	0.96
Composite Index	18.16	-5.80	1.93
Inception Date: September 1, 2005

24	The composite benchmark is derived by applying the Strategies’ target allocations over time to the results of the following benchmarks: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net); for real estate investment trusts (REITs), FTSE EPRA/NAREIT Developed Index, for intermediate bonds, Barclays Capital (BC) U.S. Aggregate Index; for short-term bonds, Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation Protected Securities, BC 1-10 Year TIPS Index; for Volatility Management, S&P 500 Stock Index; and for high yield bonds, BC High Yield (2% constrained) Index.

432	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

	Periods Ending May 31, 2010 Annualized Performance (Net)
Strategy	1 Year (%)	3 Year (%)	Since Inception (%)
2020 Retirement Strategy	19.49	-8.23	0.40
Composite Index	18.86	-6.99	1.50
Inception Date: September 1, 2005

2025 Retirement Strategy	19.65	-9.29	0.36
Composite Index	19.39	-7.96	1.18
Inception Date: September 1, 2005

2030 Retirement Strategy	18.92	-10.01	-0.30
Composite Index	18.93	-8.65	0.98
Inception Date: September 1, 2005

2035 Retirement Strategy	17.95	-10.70	-0.66
Composite Index	18.25	-9.25	0.64
Inception Date: September 1, 2005

2040 Retirement Strategy	17.68	-10.72	-0.45
Composite Index	18.13	-9.28	0.62
Inception Date: September 1, 2005

2045 Retirement Strategy	17.33	-10.92	-0.65
Composite Index	18.03	-9.31	0.60
Inception Date: September 1, 2005

2050 Retirement Strategy	17.67	N/A	-8.49
Composite Index	18.02	N/A	-8.97
Inception Date: June 29, 2007

2055 Retirement Strategy	17.44	N/A	-9.12
Composite Index	18.02	N/A	-8.97
Inception Date: June 29, 2007

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 23, 2010

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	433

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Equity Income Fund*

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Real Asset Strategy

Alternative Strategies

Market Neutral Strategy – U.S.

Market Neutral Strategy – Global

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund. Prior to September 1, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real Asset Strategy was named Multi-Asset Inflation Strategy.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

AllianceBernstein Family of Funds

434	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

NOTES

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	435

NOTES

436	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

NOTES

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	437

NOTES

438	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

NOTES

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	439

NOTES

440	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

RS-00-55-0151-0810

ANNUAL REPORT

AllianceBernstein Blended Style Funds

U.S. Large Cap Portfolio

August 31, 2010

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 15, 2010

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Blended Style Funds U.S. Large Cap Portfolio (the “Fund”) for the annual reporting period ended August 31, 2010. The Fund invests in the AllianceBernstein Pooling Portfolios and the Pooling Portfolios’ investment adviser (the “Adviser”) is AllianceBernstein L.P.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund will seek to achieve its investment objective by investing in two portfolios, AllianceBernstein U.S. Value Portfolio and AllianceBernstein U.S. Large Cap Growth Portfolio of the AllianceBernstein Pooling Portfolios, representing growth and value equity investment styles (the “Underlying Portfolios”). Under normal circumstances, the Fund will invest at least 80% of its net assets in Underlying Portfolios that invest in large capitalization companies. By investing in the Underlying Portfolios, the Adviser efficiently diversifies the Fund between growth and value styles. Normally, approximately 50% of the value of the Fund’s investments in the Underlying Portfolios will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target. Beyond this range, the Adviser will rebalance the investments in the Underlying Portfolios as necessary to maintain this targeted allocation. Performance for each of the Underlying Portfolios compared to its benchmark, plus additional performance, may be found on page 9.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (S&P) 500 Stock Index, for the six- and 12-month periods ended August 31, 2010.

The Fund’s Class A shares without sales charges declined and underperformed the benchmark for the six- and 12-month periods ended August 31, 2010. During both time periods, the Fund’s value portfolio (the U.S. Value Underlying Portfolio) outperformed the Fund’s growth portfolio (the U.S. Large Cap Growth Underlying Portfolio). The U.S. Large Cap Growth Underlying Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for both the six and 12-month periods. The U.S. Value Underlying Portfolio also underperformed its benchmark, the Russell 1000 Value Index, for both periods.

While both the U.S. Large Cap Growth and U.S. Value Underlying Portfolios underperformed the S&P 500 Index and their respective style benchmarks for both the six- and 12-month periods ended August 31, 2010, the relative underperformance was more pronounced for the U.S. Large Cap Growth Underlying Portfolio. For the 12-month period, the largest detractor from the Fund’s relative performance was stock selection in the financial, industrial and consumer discretionary groups. Sector exposure proved to be a modest detractor, particularly an overweight in financials, and an under

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	1

weight in the industrial sector. Partially offsetting these factors was the Fund’s overweight in the consumer discretionary sector.

The largest detractor from the Fund’s performance during the six-month period was stock selection in the financial, health care and consumer discretionary sectors. The Fund’s sector exposures were a modest drag, with underweights in traditionally defensive groups such as utilities and consumer staples accounting for the underperformance.

Market Review and Investment Strategy

The U.S. equity market continued to rally in the fourth quarter of 2009, due to growing confidence that the financial crisis had ended, an economic recovery was under way and corporate earnings growth would soon begin to recover. This backdrop powered cyclical sectors such as technology, materials and consumer discretionary higher, as investors’ confidence continued to build, following an improved market environment earlier in the year. Despite a challenging January, the markets still managed to deliver positive results in the first quarter of 2010. The key concerns that drove stock prices lower in January included mixed economic news as well as growing concerns about Greece’s towering debt and policies in various countries that investors feared could slow economic recovery. The markets then reversed course in February, amid signs of accelerating global economic growth, better corporate earnings and increased merger and acquisition activity. Returns were paced again by cyclical groups such as financials, industrials and smaller-cap companies. However, following a year long rally, risk aversion reentered investors’ mindsets as fears over escalating fiscal troubles in Europe and a potential slowdown in the global economic recovery led them to flee risk. Economically-sensitive sectors such as materials, energy, industrials and technology fell the most, along with financials, which were also hit by concerns about regulatory reform. More defensive sectors fell the least. By design, the Fund is structured to capture the research-driven stock selections of both the U.S. Large Cap Growth and U.S. Value Underlying Portfolios, while mitigating the broad risks such as industry sector deviations from the market. However, considering the market’s heightened level of risk aversion and stock price correlations, combined with the Fund’s pro-cyclical bias, these factors have been key components of the recent underperformance. Despite these near term challenges, the Blend Strategies Team (the “Team”) is still finding attractive investment opportunities.

The U.S. Large Cap Growth and U.S. Value teams are encouraged by investors’ increasingly skeptical view of the equity markets, which creates a more favorable environment for both teams to add value through research-based stock selection. The U.S. Large Cap Growth team believes that growth stocks today offer an uncharacteristic combination of superior and, in their view, sustainable earnings growth at relative valuations near all-time lows. Meanwhile, the U.S. Value team seeks a profitable

2	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

balance between long-term return potential and near-term risk, and has seized the historical opportunity to own attractively valued companies with strong free cash flows, healthy balance sheets and strong competitive advantages. As a result of the complementary attributes of the U.S. Large Cap Growth and U.S. Value Underlying Portfolios, the Team believes the Fund offers above-market growth potential at a reasonable market price.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged S&P 500 Stock, the Russell 1000 Value and the Russell 1000 Growth Indexes do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Standard & Poor’s (S&P®) 500 Stock Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Russell 1000® Value Index represents the performance of 1000 large-cap value companies within the US. The Russell 1000® Growth Index represents the performance of 1000 large-cap growth companies within the US. The unmanaged Russell 1000® Index represents the performance of 1000 large-cap companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Allocating to different types of assets may have a large impact on returns if one of these asset classes significantly underperforms the others. The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds U.S. Large Cap Portfolio*
Class A	-8.91%	-1.93%

Class B**	-9.17%	-2.51%

Class C	-9.27%	-2.64%

Advisor Class†	-8.70%	-1.66%

Class R†	-8.96%	-2.09%

Class K†	-8.75%	-1.81%

Class I†	-8.67%	-1.56%

S&P 500 Stock Index	-4.04%	4.91%

*Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance by 0.00% and 0.02% for the six- and 12-month periods ended August 31, 2010, respectively.

**Effective January 31, 2009, Class B Shares are no longer available for purchase to new investors. Please see Note A for additional information.

†Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page.)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

7/15/02* TO 8/31/10

*Since inception of the Fund’s Class A shares on 7/15/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Blended Style Funds U.S. Large Cap Portfolio Class A shares (from 7/15/02* to 8/31/10) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	-1.93%	-6.08%
5 Years	-3.94%	-4.77%
Since Inception*	1.12%	0.58%

Class B Shares
1 Year	-2.51%	-6.40%
5 Years	-4.63%	-4.63%
Since Inception*	0.41%	0.41%

Class C Shares
1 Year	-2.64%	-3.61%
5 Years	-4.64%	-4.64%
Since Inception*	0.41%	0.41%

Advisor Class Shares†
1 Year	-1.66%	-1.66%
5 Years	-3.66%	-3.66%
Since Inception*	1.43%	1.43%

Class R Shares†
1 Year	-2.09%	-2.09%
5 Years	-4.15%	-4.15%
Since Inception*	-2.00%	-2.00%

Class K Shares†
1 Year	-1.81%	-1.81%
5 Years	-3.90%	-3.90%
Since Inception*	-2.73%	-2.73%

Class I Shares†
1 Year	-1.56%	-1.56%
5 Years	-3.58%	-3.58%
Since Inception*	-2.41%	-2.41%

The Fund’s current prospectus fee table shows the Fund’s total annual expense ratios as 1.94%, 2.71%, 2.67%, 1.64%, 2.12%, 1.89% and 1.45% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 7/15/02 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
SEC Returns

Class A Shares
1 Year	-1.86%
5 Years	-3.45%
Since Inception*	1.66%

Class B Shares
1 Year	-2.11%
5 Years	-3.32%
Since Inception*	1.48%

Class C Shares
1 Year	0.89%
5 Years	-3.30%
Since Inception*	1.48%

Advisor Class Shares†
1 Year	2.85%
5 Years	-2.33%
Since Inception*	2.50%

Class R Shares†
1 Year	2.33%
5 Years	-2.83%
Since Inception*	-0.68%

Class K Shares†
1 Year	2.66%
5 Years	-2.58%
Since Inception*	-1.16%

Class I Shares†
1 Year	2.88%
5 Years	-2.26%
Since Inception*	-0.84%

*	Inception Dates: 7/15/02 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

EACH UNDERLYING PORTFOLIO* VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein U.S. Value Portfolio	-6.61%	1.64%

Russell 1000 Value Index	-3.28%	4.96%

AllianceBernstein U.S. Large Cap Growth Portfolio	-9.54%	-2.23%

Russell 1000 Growth Index	-4.65%	6.14%

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2010
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	1.64%
5 Years	-3.43%
Since Inception^	-2.60%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	-2.23%
5 Years	-1.82%
Since Inception^	-0.39%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
SEC Returns

AllianceBernstein U.S. Value Portfolio
1 Year	5.52%
5 Years	-2.10%
Since Inception^	-1.15%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	2.89%
5 Years	-0.48%
Since Inception^	1.48%

*	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not bear sales charges or management fees.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The AllianceBernstein Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there may be sales charges in connection with purchases of other AllianceBernstein Funds which invest in these Underlying Portfolios.

^	Inception date: 5/20/05.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	9

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Fund invests. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Fund invests. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2010		Ending Account Value August 31, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$910.86	$1,016.89	$7.95	$8.39
Class B	$1,000	$1,000	$908.34	$1,013.36	$11.30	$11.93
Class C	$1,000	$1,000	$907.25	$1,013.36	$11.30	$11.93
Advisor Class	$1,000	$1,000	$912.99	$1,018.40	$6.51	$6.87
Class R	$1,000	$1,000	$910.36	$1,015.88	$8.91	$9.40
Class K	$1,000	$1,000	$912.54	$1,017.14	$7.71	$8.13
Class I	$1,000	$1,000	$913.34	$1,018.40	$6.51	$6.87
*	Expenses are equal to the classes’ annualized expense ratios of 1.65%, 2.35%, 2.35%, 1.35%, 1.85%, 1.60% and 1.35%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

10	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Fund Expenses

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $40.9

*	All data are as of August 31, 2010. The Fund’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Fund invests in the AllianceBernstein Underlying Portfolios. For more details regarding the Fund’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to page 9.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	11

Portfolio Summary

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.4%
The AllianceBernstein Pooling Portfolios - Equity – 100.4%
U.S. Value Portfolio	2,866,648	$20,582,534
U.S. Large Cap Growth Portfolio	2,293,314	20,502,229

Total Investments – 100.4% (cost $43,337,775)		41,084,763
Other assets less liabilities – (0.4)%		(170,257)

Net Assets – 100.0%		$40,914,506

See notes to financial statements.

12	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2010

Assets
Investments in affiliated Underlying Portfolios, at value (cost $43,337,775)	$41,084,763
Receivable for capital stock sold	207,748
Receivable for investments sold	34,756

Total assets	41,327,267

Liabilities
Payable for capital stock redeemed	259,917
Audit fee payable	30,382
Legal fee payable	29,815
Distribution fee payable	20,505
Administrative fee payable	15,885
Advisory fee payable	13,300
Transfer Agent fee payable	4,625
Accrued expenses	38,332

Total liabilities	412,761

Net Assets	$40,914,506

Composition of Net Assets
Capital stock, at par	$5,228
Additional paid-in capital	51,509,012
Accumulated net realized loss on investment transactions	(8,346,722)
Net unrealized depreciation on investments	(2,253,012)

$40,914,506

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$17,349,018	2,176,417	$7.97	*

B	$9,418,353	1,234,810	$7.63

C	$8,433,078	1,104,558	$7.63

Advisor	$2,617,041	323,785	$8.08

R	$74,914	9,579	$7.82

K	$1,517,771	191,502	$7.93

I	$1,504,331	187,847	$8.01

*	The maximum offering price per share for Class A shares was $8.32 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	13

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2010

Investment Income
Income distributions from affiliated Underlying Portfolios		$897,956

Expenses
Advisory fee (see Note B)	$346,291
Distribution fee—Class A	67,611
Distribution fee—Class B	121,105
Distribution fee—Class C	108,114
Distribution fee—Class R	516
Distribution fee—Class K	4,557
Transfer agency—Class A	47,429
Transfer agency—Class B	32,197
Transfer agency—Class C	25,159
Transfer agency—Advisor Class	9,022
Transfer agency—Class R	183
Transfer agency—Class K	3,436
Transfer agency—Class I	328
Registration fees	85,943
Administrative	74,669
Custodian	59,803
Directors’ fees	51,403
Legal	45,229
Printing	40,072
Audit	26,257
Miscellaneous	45,517

Total expenses	1,194,841
Less: expenses waived and reimbursed by the Adviser (see Note B)	(179,046)

Net expenses		1,015,795

Net investment loss		(117,839)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of affiliated Underlying Portfolio shares		(70,963)
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		190,793

Net gain on investment transactions		119,830

Net Increase in Net Assets from Operations		$1,991

See notes to financial statements.

14	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2010		Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(117,839)		$233,312
Net realized loss on sale of affiliated Underlying Portfolio shares	(70,963)		(7,230,335)
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	190,793		(12,557,829)

Net increase (decrease) in net assets from operations	1,991		(19,554,852)
Dividends and Distributions to Shareholders from
Net investment income
Class A	– 0	–	(330,569)
Class B	– 0	–	(38,987)
Class C	– 0	–	(31,385)
Advisor Class	– 0	–	(107,063)
Class R	– 0	–	(1,120)
Class K	– 0	–	(16,913)
Class I	– 0	–	(28,475)
Tax return of capital
Class A	– 0	–	(5,210)
Class B	– 0	–	(615)
Class C	– 0	–	(495)
Advisor Class	– 0	–	(1,688)
Class R	– 0	–	(18)
Class K	– 0	–	(267)
Class I	– 0	–	(449)
Net realized gain on investment transactions
Class A	(69,708)		(1,897,881)
Class B	(37,724)		(1,287,075)
Class C	(34,122)		(1,036,109)
Advisor Class	(12,837)		(468,133)
Class R	(339)		(6,267)
Class K	(4,724)		(80,336)
Class I	(4,683)		(108,674)
Capital Stock Transactions
Net decrease	(15,456,099)		(11,064,025)

Total decrease	(15,618,245)		(36,066,606)
Net Assets
Beginning of period	56,532,751		92,599,357

End of period (including accumulated net investment loss of $0 and $0, respectively)	$40,914,506		$56,532,751

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	15

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2010

NOTE A

Significant Accounting Policies

AllianceBernstein Blended Style Series, Inc. (the “Company”) was organized as a Maryland corporation on April 24, 2002 and is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Company operates as a series company currently comprised of the U.S. Large Cap Portfolio (the “Fund”) and the twelve portfolios of the AllianceBernstein Retirement Strategies (the “Funds”). Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the U.S. Large Cap Portfolio. The Global Blend Portfolio, formerly a series of the company, ceased operations on November 24, 2008. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Fund invests primarily in a combination of portfolios of the AllianceBernstein Pooling Portfolios (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). On May 20, 2005 the Fund acquired shares of the Underlying Portfolios through a tax-free exchange of Fund investment securities at cost for shares of beneficial interest of the Underlying Portfolios. The transfer had no impact on the Fund’s net assets. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during

16	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m., Eastern Time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2010:

Investments in Underlying Portfolios	Level 1	Level 2	Level 3	Total
Investment Companies	$41,084,763	$—	$—	$41,084,763

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	17

Notes to Financial Statements

and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Fund in proportion to their net assets. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has voluntarily agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis (including expenses of the Underlying Portfolios) to 1.65% of average daily net assets for Class A shares, 2.35% of average daily net assets for Class B and Class C shares, 1.35% of average daily net assets for Advisor Class shares, 1.85% of average daily net assets for Class R shares, 1.60% of average daily net assets for Class K shares and 1.35% of average daily net assets for Class I shares (the “Expense Caps”). For the year ended August 31, 2010, such reimbursement amounted to $179,046. The Expense Caps were removed on January 1, 2009 and were reinstated on September 1, 2009. The current Expense Caps may be removed at any time.

18	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended August 31, 2010, such fee amounted to $74,669.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $54,201 for the year ended August 31, 2010.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $857 from the sale of Class A shares and received $238, $5,992 and $42 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 2010.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $631,234, $1,064,141, $17,024, and $94,994 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	19

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios, aggregated $2,262,212 and $18,086,831, respectively, for the year ended August 31, 2010.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost		$45,146,111

Gross unrealized appreciation	$	– 0	–
Gross unrealized depreciation		(4,061,348)

Net unrealized depreciation		$(4,061,348)

1. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. The Fund or an Underlying Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

20	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

NOTE E

Capital Stock

Class A, Class B, Class C, Advisor Class and Class R shares each consist of 6,000,000,000 authorized shares and Class K and Class I shares each consist of 3,000,000,000 authorized shares. Transactions in capital stock for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2010	Year Ended August 31, 2009

Class A
Shares sold	241,864	524,514	$2,133,080	$4,026,939

Shares issued in reinvestment of dividends and distributions	7,527	295,302	65,259	2,022,820

Shares converted from Class B	101,515	141,750	863,433	1,042,688

Shares redeemed	(1,101,348)	(1,187,911)	(9,544,819)	(8,878,726)

Net decrease	(750,442)	(226,345)	$(6,483,047)	$(1,786,279)

Class B
Shares sold	34,789	79,603	$291,509	$582,797

Shares issued in reinvestment of dividends and distributions	4,188	184,340	34,929	1,222,179

Shares converted to Class A	(105,806)	(146,933)	(863,433)	(1,042,688)

Shares redeemed	(343,716)	(695,788)	(2,882,233)	(4,933,043)

Net decrease	(410,545)	(578,778)	$(3,419,228)	$(4,170,755)

Class C
Shares sold	48,404	148,859	$408,321	$1,054,578

Shares issued in reinvestment of dividends and distributions	3,738	147,068	31,217	976,530

Shares redeemed	(420,632)	(618,021)	(3,518,456)	(4,416,671)

Net decrease	(368,490)	(322,094)	$(3,078,918)	$(2,385,563)

Advisor Class
Shares sold	72,259	225,681	$629,657	$1,802,258

Shares issued in reinvestment of dividends and distributions	1,169	66,698	10,248	460,879

Shares redeemed	(336,615)	(712,007)	(2,927,082)	(5,854,398)

Net decrease	(263,187)	(419,628)	$(2,287,177)	$(3,591,261)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	21

Notes to Financial Statements

	Shares				Amount
	Year Ended August 31, 2010		Year Ended August 31, 2009		Year Ended August 31, 2010			Year Ended August 31, 2009
Class R
Shares sold	6,638		5,450			$57,420		$38,370

Shares issued in reinvestment of dividends and distributions	37		1,005			319		6,775

Shares redeemed	(10,026)		(2,551)			(90,145)		(16,047)

Net increase (decrease)	(3,351)		3,904			$(32,406)		$29,098

Class K
Shares sold	55,361		115,805			$480,974		$889,323

Shares issued in reinvestment of dividends and distributions	549		14,340			4,724		97,511

Shares redeemed	(76,145)		(5,066)			(645,704)		(32,406)

Net increase (decrease)	(20,235)		125,079			$(160,006)		$954,428

Class I
Shares sold	– 0	–	– 0	–(a)	$	– 0	–	$1

Shares issued in reinvestment of dividends and distributions	539		20,116			4,683		137,596

Shares redeemed	– 0	–	(32,299)			– 0	–	(251,290)

Net increase (decrease)	539		(12,183)			$4,683		$(113,693)

(a)	Share amount is less than one full share.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—An Underlying Portfolio’s investments in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of an Underlying Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may

22	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2010.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2010 and August 31, 2009 were as follows:

	2010			2009
Distributions paid from:
Ordinary income	$	– 0	–	$449,402
Long-term capital gains		164,137		4,989,585

Total taxable distributions		164,137		5,438,987
Tax return of capital		– 0	–	8,742

Total distributions paid		$164,137		$5,447,729

As of August 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(6,538,387	)(a)
Unrealized appreciation/(depreciation)	(4,061,348	)(b)

Total accumulated earnings/(deficit)	$(10,599,735)

(a)	On August 31, 2010, the Fund had a capital loss carryover for federal income tax purposes of $6,538,387 which expires in the year 2018.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	23

Notes to Financial Statements

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences for the Blended Style Funds U.S. Large Cap Portfolio were primarily due to a net operating loss and a tax character of distribution that resulted in a net decrease in undistributed net investment loss, a net decrease in accumulated net realized loss on investment transactions, and a net decrease to additional paid in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their

24	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Change of Independent Registered Public Accounting Firm

On May 5, 2010, Ernst & Young LLP (“E&Y”) was selected as the Fund’s independent registered public accounting firm for the 2010 fiscal year. A majority of the Fund’s Board of Directors, including a majority of the Independent Directors, approved the appointment of E&Y. The predecessor independent registered public accounting firm’s reports on the Fund’s financial statements for each of the years ended August 31, 2009 and 2008 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through May 5, 2010, there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	25

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 8.15	$ 11.11	$ 14.18	$ 13.31	$ 12.89

Income From Investment Operations
Net investment income (loss)(a)	.00	(b)(c)	.05	(c)	.12	.07	(c)	(.02	)(c)
Net realized and unrealized gain (loss) on investment transactions	(.15)	(2.24)	(2.18)	1.59	.98

Net increase (decrease) in net asset value from operations	(.15)	(2.19)	(2.06)	1.66	.96

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.12)	(.13)	(.00	)(b)	– 0	–
Distributions from net realized gain on investment transactions	(.03)	(.65)	(.88)	(.79)	(.54)
Tax return of capital	– 0	–	(.00	)(b)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.03)	(.77)	(1.01)	(.79)	(.54)

Net asset value, end of period	$ 7.97	$ 8.15	$ 11.11	$ 14.18	$ 13.31

Total Return
Total investment return based on net asset value(d)	(1.93	)%*	(18.45)%	(15.55)%	12.70%	7.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,349	$23,852	$35,039	$50,062	$51,188
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.64	%(f)	1.82%	1.42%	1.31%	1.36	%(f)
Expenses, before waivers/reimbursements(e)	1.96	%(f)	1.92%	1.42%	1.34%	1.41	%(f)
Net investment income (loss)	.05	%(c)(f)	.66	%(c)	.95%	.52	%(c)	(.13	)%(c)(f)
Portfolio turnover rate	4%	8%	10%	19%	6%

See footnote summary on page 33.

26	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 7.85	$ 10.68	$ 13.65	$ 12.93	$ 12.63

Income From Investment Operations
Net investment income (loss)(a)	(.05	)(c)	(.00	)(b)(c)	.03	(.02	)(c)	(.11	)(c)
Net realized and unrealized gain (loss) on investment transactions	(.14)	(2.16)	(2.11)	1.53	.95

Net increase (decrease) in net asset value from operations	(.19)	(2.16)	(2.08)	1.51	.84

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.02)	(.01)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.03)	(.65)	(.88)	(.79)	(.54)
Tax return of capital	– 0	–	(.00	)(b)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.03)	(.67)	(.89)	(.79)	(.54)

Net asset value, end of period	$ 7.63	$ 7.85	$ 10.68	$ 13.65	$ 12.93

Total Return
Total investment return based on net asset value(d)	(2.51	)%*	(19.07)%	(16.19)%	11.86%	6.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,418	$12,921	$23,762	$42,459	$51,945
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.34	%(f)	2.55%	2.16%	2.04%	2.09	%(f)
Expenses, before waivers/reimbursements(e)	2.72	%(f)	2.69%	2.16%	2.07%	2.14	%(f)
Net investment income (loss)	(.65	)%(c)(f)	0	%(c)(g)	.24%	(.18	)%(c)	(.84	)%(c)(f)
Portfolio turnover rate	4%	8%	10%	19%	6%

See footnote summary on page 33.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	27

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 7.86	$ 10.69	$ 13.66	$ 12.93	$ 12.63

Income From Investment Operations
Net investment income (loss)(a)	(.05	)(c)	(.00	)(b)(c)	.03	(.03	)(c)	(.11	)(c)
Net realized and unrealized gain (loss) on investment transactions	(.15)	(2.16)	(2.11)	1.55	.95

Net increase (decrease) in net asset value from operations	(.20)	(2.16)	(2.08)	1.52	.84

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.02)	(.01)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.03)	(.65)	(.88)	(.79)	(.54)
Tax return of capital	– 0	–	(.00	)(b)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.03)	(.67)	(.89)	(.79)	(.54)

Net asset value, end of period	$ 7.63	$ 7.86	$ 10.69	$ 13.66	$ 12.93

Total Return
Total investment return based on net asset value(d)	(2.64	)%*	(19.05)%	(16.18)%	11.95%	6.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,434	$11,579	$19,192	$31,101	$32,904
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.34	%(f)	2.53%	2.13%	2.02%	2.07	%(f)
Expenses, before waivers/reimbursements(e)	2.69	%(f)	2.65%	2.13%	2.05%	2.12	%(f)
Net investment income (loss)	(.64	)%(c)(f)	(.02	)%(c)	.25%	(.19	)%(c)	(.83	)%(c)(f)
Portfolio turnover rate	4%	8%	10%	19%	6%

See footnote summary on page 33.

28	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 8.24	$ 11.24	$ 14.35	$ 13.46	$ 12.99

Income From Investment Operations
Net investment income(a)	.03	(c)	.09	(c)	.20	.07	(c)	.03	(c)
Net realized and unrealized gain (loss) on investment transactions	(.16)	(2.29)	(2.25)	1.66	.98

Net increase (decrease) in net asset value from operations	(.13)	(2.20)	(2.05)	1.73	1.01

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.15)	(.18)	(.05)	– 0	–
Distributions from net realized gain on investment transactions	(.03)	(.65)	(.88)	(.79)	(.54)
Tax return of capital	– 0	–	(.00	)(b)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.03)	(.80)	(1.06)	(.84)	(.54)

Net asset value, end of period	$ 8.08	$ 8.24	$ 11.24	$ 14.35	$ 13.46

Total Return
Total investment return based on net asset value(d)	(1.66	)%*	(18.19)%	(15.37)%	13.06%	7.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,617	$4,834	$11,318	$53,956	$12,407
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.34	%(f)	1.51%	1.09%	1.02%	1.05	%(f)
Expenses, before waivers/reimbursements(e)	1.66	%(f)	1.62%	1.09%	1.05%	1.11	%(f)
Net investment income	.36	%(c)(f)	1.21	%(c)	1.47%	.51	%(c)	.20	%(c)(f)
Portfolio turnover rate	4%	8%	10%	19%	6%

See footnote summary on page 33.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 8.01	$ 10.97	$ 14.03	$ 13.22	$ 12.85

Income From Investment Operations
Net investment income (loss)(a)	(.01	)(c)	.03	(c)	.06	.02	(c)	(.05	)(c)
Net realized and unrealized gain (loss) on investment transactions	(.15)	(2.22)	(2.12)	1.61	.96

Net increase (decrease) in net asset value from operations	(.16)	(2.19)	(2.06)	1.63	.91

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.12)	(.12)	(.03)	– 0	–
Distributions from net realized gain on investment transactions	(.03)	(.65)	(.88)	(.79)	(.54)
Tax return of capital	– 0	–	(.00	)(b)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.03)	(.77)	(1.00)	(.82)	(.54)

Net asset value, end of period	$ 7.82	$ 8.01	$ 10.97	$ 14.03	$ 13.22

Total Return
Total investment return based on net asset value(d)	(2.09	)%*	(18.66)%	(15.71)%	12.52%	7.09%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$75	$103	$99	$63	$13
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.84	%(f)	2.04%	1.62%	1.50%	1.64	%(f)
Expenses, before waivers/reimbursements(e)	2.12	%(f)	2.10%	1.62%	1.53%	1.69	%(f)
Net investment income (loss)	(.17	)%(c)(f)	.35	%(c)	.49%	.17	%(c)	(.41	)%(c)(f)
Portfolio turnover rate	4%	8%	10%	19%	6%

See footnote summary on page 33.

30	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 8.10	$ 11.08	$ 14.19	$ 13.31	$ 12.90

Income From Investment Operations
Net investment income (loss)(a)	(.00	)(b)(c)	.04	(c)	.11	(.10	)(c)	(.02	)(c)
Net realized and unrealized gain (loss) on investment transactions	(.14)	(2.23)	(2.17)	1.78	.97

Net increase (decrease) in net asset value from operations	(.14)	(2.19)	(2.06)	1.68	.95

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.14)	(.17)	(.01)	– 0	–
Distributions from net realized gain on investment transactions	(.03)	(.65)	(.88)	(.79)	(.54)
Tax return of capital	– 0	–	(.00	)(b)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.03)	(.79)	(1.05)	(.80)	(.54)

Net asset value, end of period	$ 7.93	$ 8.10	$ 11.08	$ 14.19	$ 13.31

Total Return
Total investment return based on net asset value(d)	(1.81	)%*	(18.41)%	(15.58)%	12.84%	7.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,518	$1,715	$960	$1,302	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.59	%(f)	1.81%	1.43%	1.58%	1.37	%(f)
Expenses, before waivers/reimbursements(e)	1.90	%(f)	1.87%	1.43%	1.63%	1.42	%(f)
Net investment income (loss)	(.01	)%(c)(f)	.49	%(c)	.89%	(1.20	)%(c)	(.13	)%(c)(f)
Portfolio turnover rate	4%	8%	10%	19%	6%

See footnote summary on page 33.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 8.16	$ 11.17	$ 14.25	$ 13.38	$ 12.92

Income From Investment Operations
Net investment income (loss)(a)	.03	(c)	.08	(c)	.17	.08	(c)	(.02	)(c)
Net realized and unrealized gain (loss) on investment transactions	(.15)	(2.27)	(2.18)	1.64	1.02

Net increase (decrease) in net asset value from operations	(.12)	(2.19)	(2.01)	1.72	1.00

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.17)	(.19)	(.06)	– 0	–
Distributions from net realized gain on investment transactions	(.03)	(.65)	(.88)	(.79)	(.54)
Tax return of capital	– 0	–	(.00	)(b)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.03)	(.82)	(1.07)	(.85)	(.54)

Net asset value, end of period	$ 8.01	$ 8.16	$ 11.17	$ 14.25	$ 13.38

Total Return
Total investment return based on net asset value(d)	(1.56	)%*	(18.16)%	(15.15)%	13.09%	7.77%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,504	$1,529	$2,228	$2,696	$277
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.34	%(f)	1.42%	1.01%	.96%	.97	%(f)
Expenses, before waivers/reimbursements(e)	1.49	%(f)	1.43%	1.01%	.99%	1.02	%(f)
Net investment income (loss)	.30	%(c)(f)	1.12	%(c)	1.33%	.62	%(c)	(.19	)%(c)(f)
Portfolio turnover rate	4%	8%	10%	19%	6%

See footnote summary on page 33.

32	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Expense ratios do not include expenses of the Underlying Portfolios in which the Fund invests. For the years ended August 31, 2010, August 31, 2009, August 31, 2008, August 31, 2007 and August 31, 2006, the estimated annualized blended expense ratios were .01%, .02%, .02%, .02%, and .04%, respectively.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Amount is less than .005%.

*	Includes the impact of proceeds received and credited to the Fund resulting from the class action settlements, which enhanced the Fund’s performance for the year ended August 31, 2010 by 0.02%.

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	33

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Blended Style Series, Inc.

and Shareholders of U.S. Large Cap Portfolio

We have audited the accompanying statement of net assets of U.S. Large Cap Portfolio (one of the portfolios constituting AB Blended Style Series, Inc. (the “Fund”), the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2009 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated October 27, 2009 expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of U.S. Large Cap Portfolio of AllianceBernstein Blended Style Series, Inc. as of August 31, 2010, and the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 28, 2010

34	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended August 31, 2010.

The Fund designates $164,137 as a capital gain dividend.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2011.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	35

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Seth J. Masters(2), Senior Vice President

Thomas J. Fontaine(2) , Vice President

Dokyoung Lee(2), Vice President

Patrick J. Rudden(2), Vice President

Karen A. Sesin(2) , Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	Independent Registered Public Accounting Firm
Ernst & Young LLP 5 Times Square New York, NY 10036
Principal Underwriter	Transfer Agent
AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Blend Solutions Team. Messrs. Masters, Fontaine, Lee and Rudden and Ms. Sesin are the members of the Blend Solutions Team with the most significant responsibilities for the day-to-day management of the Fund’s portfolio.

36	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## 78 (2002) Chairman of the Board	Investment Adviser and an Independent Consultant since prior to 2005. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	97	None

John H. Dobkin, # 68 (2002)	Independent Consultant since prior to 2005. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	95	None

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	37

Management of the Fund

NAME, ADDRESS,* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS ***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, Director of the Prudential Mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	95	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2005 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	95	Cirrus Logic Corporation (semi-conductors) and PLX Technology, Inc. (semi-conductors) since prior to 2005 and Intel Corporation (semi-conductors) since prior to 2005 until 2008

38	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Management of the Fund

NAME, ADDRESS,* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	95	None

Garry L. Moody, # 58 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), and organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	92	None

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	39

Management of the Fund

NAME, ADDRESS,* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 69 (2005)	Private Investor since prior to 2005. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	95	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2005

Earl D. Weiner, # 71 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	95	None

40	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	41

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 50	President and Chief Executive Officer	Senior Vice President of AllianceBernstein L.P. (the “Adviser”),** and the head of AllianceBernstein Investments, Inc. (“ABI”),** since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008.** Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers L.P. since prior to March 2003.

Seth J. Masters 51	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Thomas J. Fontaine 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Dokyoung Lee 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Patrick J. Rudden 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2005.

Karen A. Sesin 51	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2005.

Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2005.

42	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of ABIS,** with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	43

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Blended Style Series, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of U.S. Large Cap Portfolio (the “Fund”) at a meeting held on August 3-5, 2010.

Prior to approval of the continuance of the Advisory Agreement in respect of the Fund, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors noted that instead of investing directly in portfolio securities, the Fund pursues its investment objective by investing in a combination of the portfolios of The AllianceBernstein Pooling Portfolios (“Pooling”), each of which represents a particular investment style. The directors also noted that the portfolios of Pooling do not pay advisory fees to the Adviser. In reviewing the advisory fee for the Fund, the directors considered that, although the Fund invests substantially all of its assets in various portfolios of Pooling (and therefore holds very few securities), a portion of the advisory fee was attributable to the advisory services the Adviser provides to such portfolios of Pooling.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and

44	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Fund and the relevant portfolios of Pooling, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund and such portfolios of Pooling. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	45

affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund (and the portfolios of Pooling in which the Fund invests) other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients (including the portfolios of Pooling in which the Fund invests) on an agency basis), 12b-1 fees and sales charges received by the Company’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the portfolios of Pooling in which the Fund invests to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the August meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Standard & Poor’s 500 Stock Index (the “Index”), in each case for the 1-, 3- and 5-year periods ended May 31, 2010 and (in the case of comparisons with the Index) the since inception period (July 2002 inception). The directors noted that the Fund was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period and in the 5th quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods, and that the Fund underperformed the Index in all periods reviewed. Based on their review and their discussion with the Adviser of the reasons for the Fund’s performance, the directors concluded that they retained confidence in the Adviser’s ability to advise the Fund.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in

46	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with an investment style substantially similar to that of the Fund. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Fund. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund although the institutional fee schedule provided for higher rates on the first $50 million of assets, and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate higher than that in the Fund’s Advisory Agreement prior to taking into account the administrative expense reimbursement made to the Adviser of 15 basis points. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedule reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Fund’s expense ratio reflected fee waivers and/or expense reimbursements as a result of a voluntary cap by the Adviser. The Class A expense ratio information for the Fund, based on the Fund’s latest fiscal year, also included a pro forma expense ratio provided by the Adviser assuming that the expense cap effective September 1, 2009 had been in effect for the Fund’s full fiscal year. The Adviser stated that the pro forma information could be relevant to prospective expense ratio comparisons. All references to expense ratios for the Fund are to the pro forma expense ratio. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	47

be voluntary and temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that, at the Fund’s current size, its contractual effective advisory fee rate of 65 basis points, plus the 15 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Fund’s pro forma total expense ratio, which reflected a cap, was higher than the Expense Group and the Expense Universe medians. The directors noted that the Fund’s small asset base of approximately $43 million impacted the Fund’s pro forma expense ratio. The directors also noted that the Fund’s high concentration of directly held accounts resulted in relatively high transfer agent expense. The directors noted that the Fund’s Class A 12b-1 fee is higher than the Expense Group median, contributing to the Fund’s relatively high pro forma expense ratio as compared to such median. The directors also noted the expense caps effective September 1, 2009. The directors also noted that the Adviser had reviewed with them steps that are being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The directors concluded that the Fund’s pro forma expense ratio, which had been capped by the Adviser, was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

48	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

The information on pages 49 to 58 represents the holdings of the Underlying Portfolios in which the Fund may invest, including specific breakdowns within Underlying Portfolios. This holdings information has been derived from each fund’s August 31, 2010 financial statements, which have been audited by E&Y LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in each fund’s annual report, which is available upon request.

PORTFOLIO SUMMARY

August 31, 2010 (unaudited)

U.S. VALUE PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,937.8

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO STATISTICS

Net Assets ($mil): $1,923.6

*	All data are as of August 31, 2010. The Portfolio’s sector type breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	49

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.0%
Consumer Discretionary – 19.1%
Auto Components – 1.3%
Lear Corp.(a)	152,900	$11,262,614
TRW Automotive Holdings Corp.(a)	382,500	13,295,700

		24,558,314

Automobiles – 0.8%
Ford Motor Co.(a)	1,377,700	15,554,233

Hotels, Restaurants & Leisure – 0.5%
Royal Caribbean Cruises Ltd.(a)	376,600	9,249,296

Household Durables – 2.3%
DR Horton, Inc.	686,400	7,042,464
Garmin Ltd.	656,600	17,472,126
NVR, Inc.(a)	24,000	14,499,840
Pulte Group, Inc.(a)	738,400	5,929,352

		44,943,782

Media – 9.8%
Cablevision Systems Corp.	735,700	18,458,713
CBS Corp. – Class B	1,180,200	16,310,364
Comcast Corp. – Class A	1,669,000	28,573,280
DIRECTV(a)	504,000	19,111,680
Gannett Co., Inc.	874,400	10,571,496
News Corp. – Class A	1,998,600	25,122,402
Time Warner Cable, Inc. – Class A	752,600	38,841,686
Time Warner, Inc.	1,086,100	32,561,278

		189,550,899

Multiline Retail – 0.8%
Kohl’s Corp.(a)	348,700	16,381,926

Specialty Retail – 2.9%
Foot Locker, Inc.	540,900	6,350,166
Gap, Inc. (The)	1,141,700	19,283,313
Office Depot, Inc.(a)	1,962,100	6,690,761
Ross Stores, Inc.	306,700	15,221,521
TJX Cos., Inc.	223,700	8,878,653

		56,424,414

Textiles, Apparel & Luxury Goods – 0.7%
Jones Apparel Group, Inc.	864,600	13,297,548

		369,960,412

Financials – 18.2%
Capital Markets – 2.1%
Goldman Sachs Group, Inc. (The)	135,500	18,555,370
Morgan Stanley	927,500	22,899,975

		41,455,345

50	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Banks – 5.2%
BB&T Corp.	631,200	$13,962,144
Comerica, Inc.	325,300	11,193,573
Fifth Third Bancorp	1,587,200	17,538,560
Wells Fargo & Co.	2,466,200	58,079,010

		100,773,287

Consumer Finance – 0.8%
Capital One Financial Corp.	386,300	14,625,318

Diversified Financial Services – 6.6%
Bank of America Corp.	3,544,600	44,130,270
Citigroup, Inc.(a)	3,631,500	13,509,180
JPMorgan Chase & Co.	1,937,200	70,436,592

		128,076,042

Insurance – 3.5%
ACE Ltd.	139,700	7,469,759
Allstate Corp. (The)	381,400	10,526,640
Berkshire Hathaway, Inc.(a)	250,300	19,718,634
Travelers Cos., Inc. (The)	499,500	24,465,510
XL Group PLC	343,200	6,146,712

		68,327,255

		353,257,247

Consumer Staples – 13.7%
Beverages – 0.6%
Constellation Brands, Inc. – Class A(a)	732,900	12,210,114

Food & Staples Retailing – 0.9%
Safeway, Inc.	905,800	17,029,040

Food Products – 5.4%
Archer-Daniels-Midland Co.	445,100	13,700,178
Bunge Ltd.	335,600	17,786,800
ConAgra Foods, Inc.	346,500	7,480,935
Kraft Foods, Inc. – Class A	663,400	19,868,830
Sara Lee Corp.	1,560,700	22,536,508
Smithfield Foods, Inc.(a)	1,052,500	16,976,825
Tyson Foods, Inc. – Class A	426,100	6,979,518

		105,329,594

Household Products – 4.6%
Kimberly-Clark Corp.	271,200	17,465,280
Procter & Gamble Co. (The)	1,204,300	71,860,581

		89,325,861

Tobacco – 2.2%
Altria Group, Inc.	1,061,300	23,688,216
Reynolds American, Inc.	325,600	17,758,224

		41,446,440

		265,341,049

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	51

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 11.9%
Biotechnology – 1.4%
Amgen, Inc.(a)	267,500	$13,653,200
Gilead Sciences, Inc.(a)	433,900	13,824,054

		27,477,254

Health Care Providers & Services – 1.2%
Community Health Systems, Inc.(a)	480,900	12,537,063
UnitedHealth Group, Inc.	294,400	9,338,368

		21,875,431

Pharmaceuticals – 9.3%
AstraZeneca PLC (Sponsored ADR)	457,300	22,604,339
Eli Lilly & Co.	190,900	6,406,604
Johnson & Johnson	1,091,900	62,260,138
Merck & Co., Inc.	711,400	25,012,824
Pfizer, Inc.	4,042,000	64,389,060

		180,672,965

		230,025,650

Energy – 10.9%
Energy Equipment & Services – 1.6%
Ensco PLC (Sponsored ADR)	470,100	19,335,213
Rowan Cos., Inc.(a)	414,300	10,651,653

		29,986,866

Oil, Gas & Consumable Fuels – 9.3%
Apache Corp.	114,200	10,260,870
Chevron Corp.	272,600	20,216,016
ConocoPhillips	607,200	31,835,496
Devon Energy Corp.	400,100	24,118,028
Forest Oil Corp.(a)	519,300	13,564,116
Hess Corp.	385,100	19,351,275
Marathon Oil Corp.	803,700	24,504,813
Newfield Exploration Co.(a)	236,500	11,354,365
Nexen, Inc. (New York)	1,013,600	18,761,736
Occidental Petroleum Corp.	92,100	6,730,668

		180,697,383

		210,684,249

Industrials – 6.6%
Aerospace & Defense – 1.5%
Northrop Grumman Corp.	455,300	24,640,836
Raytheon Co.	121,600	5,340,672

		29,981,508

Airlines – 0.7%
Delta Air Lines, Inc.(a)	1,304,400	13,644,024

Electrical Equipment – 0.4%
Cooper Industries PLC	167,600	7,054,284

52	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 1.7%
General Electric Co.	2,245,500	$32,514,840

Machinery – 2.3%
Ingersoll-Rand PLC	523,700	17,035,961
Parker Hannifin Corp.	276,000	16,328,160
SPX Corp.	104,800	5,875,088
Terex Corp.(a)	312,700	5,694,267

		44,933,476

		128,128,132

Telecommunication Services – 5.6%
Diversified Telecommunication Services – 4.1%
AT&T, Inc.	2,200,300	59,474,109
Frontier Communications Corp.	24,436	188,890
Verizon Communications, Inc.	676,900	19,975,319

		79,638,318

Wireless Telecommunication Services – 1.5%
Sprint Nextel Corp.(a)	2,841,200	11,592,096
Vodafone Group PLC (Sponsored ADR)	717,800	17,356,404

		28,948,500

		108,586,818

Information Technology – 5.2%
Communications Equipment – 0.8%
Motorola, Inc.(a)	2,067,300	15,566,769

Computers & Peripherals – 1.7%
Dell, Inc.(a)	1,204,700	14,179,319
Hewlett-Packard Co.	489,800	18,847,504

		33,026,823

Electronic Equipment, Instruments & Components – 0.8%
Tyco Electronics Ltd.	628,000	15,398,560

IT Services – 0.1%
Accenture PLC	70,300	2,572,980

Semiconductors & Semiconductor Equipment – 0.8%
Intel Corp.	580,600	10,288,232
Teradyne, Inc.(a)	470,900	4,228,682

		14,516,914

Software – 1.0%
Microsoft Corp.	860,600	20,206,888

		101,288,934

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	53

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 3.2%
Chemicals – 0.8%
Agrium, Inc.	78,700	$5,475,159
CF Industries Holdings, Inc.	79,959	7,396,208
Huntsman Corp.	191,248	1,742,269

		14,613,636

Metals & Mining – 2.4%
Cliffs Natural Resources, Inc.	156,403	9,570,300
Commercial Metals Co.	423,200	5,514,296
Freeport-McMoRan Copper & Gold, Inc.	306,800	22,083,464
Steel Dynamics, Inc.	721,000	9,877,700

		47,045,760

		61,659,396

Utilities – 2.6%
Electric Utilities – 1.1%
Edison International	420,800	14,202,000
Pepco Holdings, Inc.	377,600	6,777,920

		20,979,920

Independent Power Producers & Energy Traders – 0.6%
Constellation Energy Group, Inc.	409,100	11,998,903

Multi-Utilities – 0.9%
CMS Energy Corp.	277,400	4,854,500
NiSource, Inc.	731,600	12,685,944

		17,540,444

		50,519,267

Total Common Stocks (cost $1,893,244,087)		1,879,451,154

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(b) (cost $15,636,137)	15,636,137	15,636,137

Total Investments – 97.8% (cost $1,908,880,224)	1,895,087,291
Other assets less liabilities – 2.2%		42,740,674

Net Assets – 100.0%		$1,937,827,965

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

54	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.4%
Information Technology – 25.6%
Communications Equipment – 3.0%
Cisco Systems, Inc.(a)	2,422,100	$48,563,105
Juniper Networks, Inc.(a)	355,000	9,656,000

		58,219,105

Computers & Peripherals – 12.6%
Apple, Inc.(a)	571,690	139,132,195
EMC Corp.(a)	2,952,000	53,844,480
Hewlett-Packard Co.	1,295,850	49,864,308

		242,840,983

Internet Software & Services – 5.0%
Google, Inc. – Class A(a)	211,490	95,174,730

IT Services – 0.8%
Visa, Inc. – Class A	210,000	14,485,800

Semiconductors & Semiconductor Equipment – 3.5%
Broadcom Corp. – Class A	810,600	24,293,682
Intel Corp.	1,145,396	20,296,417
KLA-Tencor Corp.	471,000	13,192,710
NVIDIA Corp.(a)	996,800	9,300,144

		67,082,953

Software – 0.7%
Microsoft Corp.	603,500	14,170,180

		491,973,751

Consumer Discretionary – 17.2%
Auto Components – 1.6%
Johnson Controls, Inc.	1,149,600	30,498,888

Automobiles – 1.9%
Ford Motor Co.(a)	3,175,800	35,854,782

Hotels, Restaurants & Leisure – 0.4%
Hyatt Hotels Corp.(a)	178,900	6,737,374

Internet & Catalog Retail – 1.0%
Amazon.com, Inc.(a)	161,800	20,197,494

Media – 5.4%
Comcast Corp. – Class A	2,405,800	41,187,296
News Corp. – Class A	2,226,100	27,982,077
Walt Disney Co. (The)	1,074,200	35,008,178

		104,177,551

Multiline Retail – 4.8%
Kohl’s Corp.(a)	1,127,600	52,974,648

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	55

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Target Corp.	787,700	$40,298,732

		93,273,380

Specialty Retail – 1.4%
Lowe’s Cos., Inc.	1,310,900	26,611,270

Textiles, Apparel & Luxury Goods – 0.7%
Polo Ralph Lauren Corp. – Class A	180,700	13,686,218

		331,036,957

Health Care – 15.6%
Biotechnology – 6.1%
Celgene Corp.(a)	597,400	30,778,048
Gilead Sciences, Inc.(a)	2,000,350	63,731,151
Vertex Pharmaceuticals, Inc.(a)	695,000	23,171,300

		117,680,499

Health Care Equipment & Supplies – 6.3%
Alcon, Inc.	654,350	106,135,570
Covidien PLC	407,500	14,401,050

		120,536,620

Health Care Providers & Services – 1.0%
Express Scripts, Inc. – Class A(a)	458,100	19,515,060

Pharmaceuticals – 2.2%
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	848,900	42,937,362

		300,669,541

Financials – 11.6%
Capital Markets – 4.2%
Blackstone Group LP	2,625,800	26,494,322
Franklin Resources, Inc.	119,000	11,484,690
Goldman Sachs Group, Inc. (The)	322,000	44,094,680

		82,073,692

Commercial Banks – 1.1%
Wells Fargo & Co.	894,600	21,067,830

Diversified Financial Services – 6.3%
CME Group, Inc. – Class A	109,875	27,257,790
JPMorgan Chase & Co.	2,575,700	93,652,452

		120,910,242

		224,051,764

Industrials – 11.4%
Aerospace & Defense – 2.2%
Goodrich Corp.	352,700	24,152,896
Honeywell International, Inc.	446,500	17,453,685

		41,606,581

Air Freight & Logistics – 1.4%
FedEx Corp.	118,200	9,225,510

56	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

United Parcel Service, Inc. – Class B	290,300	$18,521,140

		27,746,650

Electrical Equipment – 1.9%
Cooper Industries PLC	848,700	35,721,783

Machinery – 5.9%
Danaher Corp.	1,275,500	46,338,915
Dover Corp.	571,800	25,593,768
Illinois Tool Works, Inc.	1,022,200	42,175,972

		114,108,655

		219,183,669

Energy – 9.7%
Energy Equipment & Services – 4.5%
Cameron International Corp.(a)	427,000	15,705,060
Schlumberger Ltd.	1,336,035	71,250,746

		86,955,806

Oil, Gas & Consumable Fuels – 5.2%
EOG Resources, Inc.	230,000	19,980,100
Noble Energy, Inc.	585,500	40,856,190
Occidental Petroleum Corp.	248,700	18,174,996
Suncor Energy, Inc. (New York)	655,000	19,820,300

		98,831,586

		185,787,392

Materials – 4.4%
Chemicals – 3.1%
Dow Chemical Co. (The)	1,589,600	38,738,552
Monsanto Co.	385,637	20,303,788

		59,042,340

Metals & Mining – 1.3%
ArcelorMittal (New York)	118,550	3,429,652
Freeport-McMoRan Copper & Gold, Inc.	295,000	21,234,100

		24,663,752

		83,706,092

Consumer Staples – 3.9%
Beverages – 2.1%
PepsiCo, Inc.	644,600	41,370,428

Food & Staples Retailing – 1.8%
Costco Wholesale Corp.	607,000	34,325,850

		75,696,278

Total Common Stocks (cost $1,816,564,929)		1,912,105,444

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	57

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.19%(b) (cost $9,035,866)	9,035,866	$9,035,866

Total Investments – 99.9% (cost $1,825,600,795)		1,921,141,310
Other assets less liabilities – 0.1%		2,479,210

Net Assets – 100.0%		$1,923,620,520

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

58	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Blended Style Series, Inc. (the “Fund”), in respect of the AllianceBernstein U.S. Large Cap Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”).

The Portfolio seeks long term growth of capital through investing in a combination of shares of The AllianceBernstein Pooling Portfolios (the “Pooling Portfolios”),3 which represent a variety of asset classes and investment styles, rather than making direct investments in portfolio securities. As a result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	It should be noted that the information in the fee summary was completed on July 22, 2010 and presented to the Board of Directors on August 3-5, 2010.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The Portfolio invests in a combination of the following Pooling Portfolios: U.S. Value Portfolio and U.S. Large Cap Growth Portfolio.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	59

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

INVESTMENT ADVISORY FEES, NET ASSETS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 06/30/10 ($MIL)	Portfolio
Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$43.6	U.S. Large Cap Portfolio

It should be noted that there are no management fees charged by the Adviser for managing the Pooling Portfolios in which the Portfolio invests, although those Funds do bear expenses incurred by the Pooling Portfolios.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $85,965 (0.15% of the Portfolio’s average daily net assets) for such services.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

60	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

With respect to the Portfolio, effective September 1, 2009, the Adviser has volunteered to cap the Portfolio’s expense ratios to the levels set forth in the table below:5, 6

Fund	Voluntary Expense Cap			Gross Expense Ratio[7] (02/28/10)		Fiscal Year End
U.S. Large Cap Portfolio	Advisor Class A Class B Class C Class R Class K Class I	1.35 1.65 2.35 2.35 1.85 1.60 1.35	% % % % % % %	1.60 1.90 2.66 2.62 2.07 1.81 1.40	% % % % % % %	August 31

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services to the Portfolio. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at

5	The Adviser is currently capping the Portfolio’s expenses, but has not issued an Expense Limitation Undertaking in this regard.

6	The expense ratios include expenses of the underlying Pooling Portfolios in which the Portfolio invests. For the six months ended February 28, 2010, the estimated annualized blended expense ratio related to the Pooling Portfolios was 0.01%.

7	Annualized.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	61

a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.8 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on June 30, 2010 net assets:

Portfolio	Net Assets 06/30/10 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Adv. Fee	Effective Fund Adv. Fee
U.S. Large Cap Portfolio	$43.6	U.S. Style Blend Schedule 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on next $100 million 30 bp on the balance Minimum account size: $50m	0.715%	0.650%

8	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9,559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section §36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

62	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for American Equity Blend Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Portfolio	Luxembourg Fund	Fee
U.S. Large Cap Portfolio	American Equity Blend Portfolio
	Class A9	1.50%
	Class I (Institutional)	0.70%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Portfolio.12

9	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services unlike Class I shares, whose fee is only for investment advisory services.

10	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	63

Lipper describes an EG as a representative sample of comparable funds and a Lipper Expense Universe (“EU”) as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio.

Portfolio	Contractual Management Fee[13]	Lipper Group Median (%)	Rank
U.S. Large Cap Portfolio	0.650	0.849	1/13

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.14

Lipper also analyzed the total expense ratio of the Portfolio in comparison to its EG15 and EU.16 It should be noted that the Portfolio’s total expense ratio is inclusive of the Portfolio’s underlying expenses. The result of that analysis is set forth below:

Portfolio	Expense Ratio (%)[17]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
U.S. Large Cap Portfolio	1.838	1.345	13/13	1.250	235/244
pro-forma	1.650	1.345	13/13	1.250	227/244

13	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.

15	Lipper uses the following criteria in screening funds to be included in the Portfolio’s expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

16	Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

17	Most recently completed fiscal year Class A share total expense ratio.

64	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

At the May 4, 2010 Board meeting, members of the Adviser’s Controller’s Office presented the Adviser’s revenue and expenses associated with providing services to the Funds. See discussion below in Section IV.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability percentage from providing investment advisory services to the Portfolio decreased during calendar year 2009 versus 2008.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and/or Pooling Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments). During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $817, $328,660 and $12,086 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	65

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $66,549 in fees from the Portfolio.18

There are no portfolio transactions for the Portfolio since the Portfolio pursues its investment objectives through investing in a combination of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. During the most recently completed fiscal year, neither U.S. Value Portfolio nor U.S. Large Cap Growth Portfolio effected brokerage transactions through and paid commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB”. The Pooling Portfolios may in the future effect brokerage transactions through SCB and pay commissions for such transactions. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Pooling Portfolios and other clients. These soft dollar benefits reduce the Adviser’s research expenses and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,19 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

18	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Portfolio’s account. During the Portfolio’s most recently completed fiscal year, the fees paid by the Portfolio to ABIS were reduced by $302 under the offset agreement between the Portfolio and ABIS.

19	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

66	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $458 billion as of June 30, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

20	The Deli study, which was based on 1997 SEC reported filings, was published in 2002 by Daniel N. Deli. The results of the study with respect to fund size and family size were consistent with economies of scale being shared with shareholders, suggesting a competitive environment.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	67

The information in the table below, prepared by Lipper, shows the 1, 3, and 5 year net performance returns and rankings23 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended May 31, 2010.25

U.S. Large Cap Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	17.03	18.12	18.64	9/13	98/140
3 year	-11.35	-6.57	-6.37	13/13	121/125
5 year	-1.85	1.19	0.77	12/12	103/111

Set forth below are the 1, 3 and 5 year and since inception performance returns of the Portfolio (in bold)26 versus its benchmark.

	Periods Ending May 31, 2010 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
U.S. Large Cap Portfolio	17.03	-11.35	-1.85	2.03
S&P 500 Index	20.99	-8.69	0.31	4.23
Inception Date: July 15, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 02, 2010

23	The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

24	The Portfolios’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU, as Lipper’s criteria for including or excluding a fund in or from a PU is somewhat different for an EU.

25	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

26	The performance returns are for the Class A shares of the Portfolio.

68	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Equity Income Fund*

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Real Asset Strategy*

Alternative Strategies

Market Neutral Strategy – U.S.

Market Neutral Strategy – Global

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund. Prior to September 1, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real Asset Strategy was named Multi-Asset Inflation Strategy.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	69

AllianceBernstein Family of Funds

NOTES

70	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

NOTES

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	71

NOTES

72	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

LCB-0151-0810

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firms KPMG LLP in 2009 and Ernst & Young LLP in 2010, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
U.S. Large Cap Portfolio	2009	$22,172		$7,500
	2010	$19,120		$10,213	*
AllianceBernstein Global Blend Portfolio	2009	$—		$—
	2010	$—		$—
AllianceBernstein 2000 Retirement Strategy	2009	$22,731		$6,700
	2010	$19,120		$11,613	*
AllianceBernstein 2005 Retirement Strategy	2009	$22,731		$6,700
	2010	$19,120		$11,613	*
AllianceBernstein 2010 Retirement Strategy	2009	$22,731		$6,700
	2010	$19,120		$11,613	*
AllianceBernstein 2015 Retirement Strategy	2009	$22,731		$6,700
	2010	$19,120		$11,613	*
AllianceBernstein 2020 Retirement Strategy	2009	$22,731		$6,700
	2010	$19,120		$11,613	*
AllianceBernstein 2025 Retirement Strategy	2009	$22,731		$6,700
	2010	$19,120		$11,613	*
AllianceBernstein 2030 Retirement Strategy	2009	$22,731		$6,700
	2010	$19,120		$11,613	*
AllianceBernstein 2035 Retirement Strategy	2009	$22,731		$6,700
	2010	$19,120		$11,613	*
AllianceBernstein 2040 Retirement Strategy	2009	$22,731		$6,700
	2010	$19,120		$11,613	*
AllianceBernstein 2045 Retirement Strategy	2009	$22,731		$6,700
	2010	$19,120		$11,613	*
AllianceBernstein 2050 Retirement Strategy	2009	$22,681		$6,700
	2010	$19,120		$11,613	*
AllianceBernstein 2055 Retirement Strategy	2009	$22,681		$6,700
	2010	$19,120		$11,613	*

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firms. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
U.S. Large Cap Portfolio	2009	$256,549	$ $ $	7,500 — (7,500)
	2010	$603,740	$ $ $	137,928 (127,715 (10,213	) )*
AllianceBernstein Global Blend Portfolio	2009	$—	$ $ $	— — —
	2010	$—	$ $ $	— — —
AllianceBernstein 2000 Retirement Strategy	2009	$255,749	$ $	6,700 (6,700)
	2010	$605,140	$ $ $	139,328 (127,715 (11,613	) )*
AllianceBernstein 2005 Retirement Strategy	2009	$255,749	$ $ $	6,700 — (6,700)
	2010	$605,140	$ $ $	139,328 (127,715 (11,613	) )*
AllianceBernstein 2010 Retirement Strategy	2009	$255,749	$ $ $	6,700 — (6,700)
	2010	$605,140	$ $ $	139,328 (127,715 (11,613	) )*
AllianceBernstein 2015 Retirement Strategy	2009	$255,749	$ $ $	6,700 — (6,700)
	2010	$605,140	$ $ $	139,328 (127,715 (11,613	) )*
AllianceBernstein 2020 Retirement Strategy	2009	$255,749	$ $ $	6,700 — (6,700)
	2010	$605,140	$ $ $	139,328 (127,715 (11,613	) )*
AllianceBernstein 2025 Retirement Strategy	2009	$255,749	$ $ $	6,700 — (6,700)
	2010	$605,140	$ $ $	139,328 (127,715 (11,613	) )*
AllianceBernstein 2030 Retirement Strategy	2009	$255,749	$ $ $	6,700 — (6,700)
	2010	$605,140	$ $ $	139,328 (127,715 (11,613	) )*
AllianceBernstein 2035 Retirement Strategy	2009	$255,749	$ $ $	6,700 — (6,700)
	2010	$605,140	$ $ $	139,328 (127,715 (11,613	) )*
AllianceBernstein 2040 Retirement Strategy	2009	$255,749	$ $ $	6,700 — (6,700)
	2010	$605,140	$ $ $	139,328 (127,715 (11,613	) )*
AllianceBernstein 2045 Retirement Strategy	2009	$255,749	$ $ $	6,700 — (6,700)
	2010	$605,140	$ $ $	139,328 (127,715 (11,613	) )*
AllianceBernstein 2050 Retirement Strategy	2009	$255,749	$ $ $	6,700 — (6,700)
	2010	$605,140	$ $ $	139,328 (127,715 (11,613	) )*
AllianceBernstein 2055 Retirement Strategy	2009	$255,749	$ $ $	6,700 — (6,700)
	2010	$605,140	$ $ $	139,328 (127,715 (11,613	) )*

*	Includes payments to KPMG

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Blended Style Series, Inc.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: October 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: October 29, 2010

By:	/S/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: October 29, 2010